UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

USERTESTING, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UserTesting, Inc.
144 Townsend Street
San Francisco, California 94107
(888) 877-1882
Dear UserTesting Stockholder:
You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of holders of common stock, par value $0.0001 per share, of UserTesting, Inc. (“UserTesting common stock” or “our common stock,” and the holders thereof “UserTesting stockholders” or “our stockholders”), a Delaware corporation (“UserTesting,” “we,” our,” “us,” or the “Company”), to be held on January 10, 2023, at 10:00 a.m., Pacific Time. We will hold the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/USER2023SM. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
At the Special Meeting, you will be asked to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of October 26, 2022 (the “Merger Agreement”), by and among UserTesting, Thunder Holdings, LLC, a Delaware limited liability company (“Parent”) and Thunder Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and (ii) a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Parent and Merger Sub are entities that are affiliated with Thoma Bravo, L.P., a private equity investment firm. All references herein to “Thoma Bravo” include Thoma Bravo, L.P. and its affiliated funds thereof and all references to “Sunstone Partners” include Sunstone Partners Management, LLC and its affiliated funds. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into UserTesting and the separate corporate existence of Merger Sub will cease, with UserTesting continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).
If the Merger is completed, you will cease to be a UserTesting stockholder and you will be entitled to receive $7.50 in cash, less any applicable withholding taxes, for each share of UserTesting common stock that you own, unless you have properly exercised your appraisal rights. If the Merger is completed, our common stock will no longer be publicly traded and will be delisted from the New York Stock Exchange.
The Board of Directors of UserTesting (the “Board of Directors” or the “Board”), after considering the factors more fully described in the enclosed proxy statement, has unanimously: (i) determined that it is in the best interests of UserTesting and our stockholders, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby; and (iii) resolved to recommend that our stockholders adopt the Merger Agreement. The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement.
The proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the Merger Agreement and the Merger. You should carefully read and consider the entire enclosed proxy statement and its annexes, including, but not limited to, the Merger Agreement, as they contain important information about, among other things, the Merger and how it affects you.
Whether or not you plan to attend the Special Meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and vote in person by virtual ballot, your vote will revoke any proxy that you have previously submitted.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
Your vote is very important, regardless of the number of shares that you own. We cannot complete the Merger unless the proposal to adopt the Merger Agreement is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-free: 1-800-322-2885
Email: proxy@mackenziepartners.com
On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of these matters.
Sincerely,
Andy MacMillan
President, Chief Executive Officer and Chairperson
The accompanying proxy statement is dated December 6, 2022 and, together with the enclosed form of proxy card, is first being mailed on or about December 6, 2022.

UserTesting, Inc.
144 Townsend Street
San Francisco, California 94107
(888) 877-1882
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY VIA THE INTERNET ON January 10, 2023
Notice is hereby given that a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of holders of common stock, par value $0.0001 per share, of UserTesting, Inc. (“UserTesting common stock” or “our common stock,” and the holders thereof “UserTesting stockholders” or “our stockholders”), a Delaware corporation (“UserTesting,” “we,” our,” “us,” or the “Company”), will be held on January 10, 2023, at 10:00 a.m., Pacific Time. We will hold the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/USER2023SM. You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting. The Special Meeting is being held for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated as of October 26, 2022 (the “Merger Agreement”), by and among UserTesting, Thunder Holdings, LLC, a Delaware limited liability company (“Parent”) and Thunder Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into UserTesting and the separate corporate existence of Merger Sub will cease, with UserTesting continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”); and

2.
To consider and vote on any proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Only UserTesting stockholders of record as of the close of business on December 2, 2022, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof.
The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
UserTesting stockholders who do not vote in favor of adopting the Merger Agreement will have the right to seek appraisal of the “fair value” of their shares of UserTesting common stock, as determined in accordance with Section 262 of the General Corporation Law of the State of Delaware (the “DGCL”), if they deliver a demand for appraisal before the vote is taken on the proposal to adopt the Merger Agreement and comply with all the requirements of Delaware law, including Section 262 of the DGCL, which are summarized in the accompanying proxy statement. Section 262 of the DGCL is reproduced in its entirety in Annex C to the accompanying proxy statement and is incorporated therein by reference.
Whether or not you plan to attend the Special Meeting in person, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and vote in person by virtual ballot, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the adoption of the Merger Agreement and “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
By Order of the Board of Directors,
Andy MacMillan
President, Chief Executive Officer and Chairperson
Dated: December 6, 2022

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
If you are a UserTesting stockholder of record, voting in person by virtual ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” in order to vote in person at the Special Meeting.
If you fail to (1) return your proxy card, (2) grant your proxy electronically over the Internet or by telephone, or (3) vote by virtual ballot in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the adjournment proposal.
You should carefully read and consider the entire accompanying proxy statement and its annexes, including, but not limited to, the Merger Agreement, along with all of the documents incorporated by reference into the accompanying proxy statement, as they contain important information about, among other things, the Merger and how it affects you. If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of UserTesting common stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-free: 1-800-322-2885
Email: proxy@mackenziepartners.com

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SUMMARY
This summary highlights selected information from this proxy statement related to the merger of Thunder Merger Sub, Inc. with and into UserTesting, Inc. (the “Merger”) and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement (as defined below), along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.” The Merger Agreement is attached as Annex A to this proxy statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.
Except as otherwise specifically noted in this proxy statement, “UserTesting,” “we,” “our,” “us,” the “Company” and similar words refer to UserTesting, Inc. Throughout this proxy statement, we refer to Thunder Holdings, LLC as “Parent” and Thunder Merger Sub, Inc. as “Merger Sub.” In addition, throughout this proxy statement, we refer to the Agreement and Plan of Merger, dated October 26, 2022, by and among Parent, Merger Sub and UserTesting as the “Merger Agreement,” our common stock, par value $0.0001 per share, as “UserTesting common stock” or “our common stock,” and the holders of UserTesting common stock as “UserTesting stockholders” or “our stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
Parties Involved in the Merger
UserTesting, Inc.
UserTesting has fundamentally changed the way organizations get insights from customers with fast, opt-in feedback and experience capture technology. We have pioneered a video-first, enterprise-grade software-as-a-service platform that enables organizations to see and hear the experiences of real people as they engage with products, designs, apps, processes, concepts, or brands. Our platform captures authentic, credible, and highly contextualized customer perspectives from targeted audiences who have opted in to share their thoughts, whether for digital, real-world, or omnichannel experiences. Using machine learning, our platform analyzes these perspectives and surfaces key moments of insight rapidly and at scale. This helps organizations to free up time and resources and make better customer experience decisions faster using the power of video to drive alignment and action. We are headquartered in San Francisco, California. Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “USER.”
Thunder Holdings, LLC
Parent was formed on October 24, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and potential debt financing in connection with the Merger.
Thunder Merger Sub, Inc.
Merger Sub is a wholly owned subsidiary of Parent and was formed on October 12, 2022, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and potential debt financing in connection with the Merger.
Parent and Merger Sub are affiliated with Thoma Bravo Discover Fund III, L.P., Thoma Bravo Discover Fund IV, L.P. (together, the “Thoma Bravo Funds”) and are managed by Thoma Bravo, L.P. UserZoom Technologies, Inc. (“UserZoom”), Parent and Merger Sub and the Thoma Bravo Funds are each affiliated with Thoma Bravo, L.P. UserZoom is owned by the Thoma Bravo Funds and funds affiliated with Sunstone Partners. Thoma Bravo and Sunstone Partners are leading private equity firms focused on the software and technology-enabled services sectors. At the Effective Time (as defined in the section of this proxy statement captioned “— The Merger”), the Surviving Corporation (as defined in the section of this proxy statement captioned “— The Merger”), will be indirectly owned by the Thoma Bravo Funds and Sunstone Partners II, LP, Sunstone Partners II-A, LP, Sunstone Partners Executive Fund II, LP, Sunstone Partners III-Main, LP, and Sunstone Partners III-A, LP (together, the “Sunstone Partners Funds”).
In connection with the transactions contemplated by the Merger Agreement, the Thoma Bravo Funds and the Sunstone Partners Funds have each provided Parent with an equity commitment. The amounts committed under the two equity commitment letters, each dated as of October 26, 2022 (each an “Equity Commitment Letter” and collectively, the “Equity Commitment Letters”), will be used to fund the aggregate purchase price required to be paid at the closing of the Merger (the “Closing”) and to also fund certain other payments at the Closing (including the Required Amounts (as defined in the section of this proxy statement captioned “The Merger — Financing of the Merger”)), subject to the terms and conditions of the Merger Agreement. In addition, the Thoma Bravo Funds and Sunstone Partners Funds have each agreed to guarantee the payment of certain liabilities and obligations of Parent or Merger Sub under the Merger Agreement, subject to an aggregate cap equal to $56,464,408 for the Thoma Bravo Funds and $11,295,592 for the Sunstone Partners Funds, including any termination fee and amounts in respect of certain reimbursement and indemnification obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by us, as specified in the Merger Agreement. For more information, please see the section of this proxy statement captioned “The Merger — Financing of the Merger.”
The Merger
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into UserTesting and the separate corporate existence of Merger Sub will cease, with UserTesting continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Surviving Corporation”). As a result of the Merger, UserTesting common stock will no longer be publicly traded and will be delisted from the NYSE. In addition, UserTesting common stock will be deregistered under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will no longer file periodic reports with the United States Securities and Exchange Commission (the “SEC”). If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation. The time at which the Merger will become effective will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware in accordance with the applicable provision of the General Corporation Law of the State of Delaware (the “DGCL”) (the time of such filing and the acceptance for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub and UserTesting and specified in the certificate of merger, the “Effective Time”).
Merger Consideration
UserTesting Common Stock
At the Effective Time, each then-outstanding share of UserTesting common stock (other than shares of UserTesting common stock (i) directly owned by us (as treasury stock or otherwise) immediately prior to the Effective Time, (ii) directly owned by Parent or Merger Sub immediately prior to the Effective Time, or (iii) owned by UserTesting stockholders who have properly exercised and validly perfected their statutory rights of appraisal in respect of such shares of UserTesting common stock in accordance with Section 262 of the DGCL (collectively, the “Excluded Shares”)) will be cancelled and automatically converted into the right to receive $7.50 in cash, without interest thereon (the “Per Share Merger Consideration”), less any applicable withholding taxes.
Prior to or at the Effective Time, Parent will deposit (or cause to be deposited) an amount of cash sufficient to pay the aggregate Per Share Merger Consideration payable at Closing with a designated payment agent for payment of each share of UserTesting common stock owned by each UserTesting stockholder. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Exchange and Payment Procedures.”
After the Merger is completed, you will have the right to receive the Per Share Merger Consideration, but you will no longer have any rights as a UserTesting stockholder (except that UserTesting stockholders who properly exercise their appraisal rights may have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law). For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Treatment of Company Equity Awards
Company Options
Each option to purchase shares of UserTesting common stock (each, a “Company Option”) that is vested in accordance with its terms and outstanding as of immediately prior to the Effective Time (each, a “Vested Company Option”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Vested Company Option by (y) the total number of shares of UserTesting common stock underlying such Vested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Vested Company Option is equal to or greater than the Per Share Merger Consideration, such Vested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof.
Each Company Option that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Unvested Company Option by (y) the total number of shares of UserTesting common stock underlying such Unvested Company Option (the “Unvested Company Option Consideration”), subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Unvested Company Option is equal to or greater than the Per Share Merger Consideration, such Unvested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof.
Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company Option Consideration amounts will vest and become payable at the same time as the Unvested Company Option from which such Unvested Company Option Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time with respect to the receipt of the Unvested Company Option Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
Company RSUs
Each restricted stock unit award in respect of shares of UserTesting common stock (each, a “Company RSU”) that is outstanding as of immediately prior to the Effective Time and either (x) held by a non-employee member of the Board of Directors (whether vested or unvested) or (y) vested in accordance with its terms as of the Effective Time (each, a “Vested Company RSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Vested Company RSU by (y) the Per Share Merger Consideration, subject to applicable withholding taxes.
Each Company RSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company RSU (each, an “Unvested Company RSU”) will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Unvested Company RSU by (y) the Per Share Merger Consideration (the “Unvested Company RSU Consideration”), subject to applicable withholding taxes.

Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company RSU Consideration amounts will vest and become payable at the same time as the Unvested Company RSU from which such Unvested Company RSU Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time with respect to the receipt of the Unvested Company RSU Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
U.S. Federal Income Tax Consequences of the Merger
The receipt of cash by our stockholders in exchange for shares of UserTesting common stock in the Merger will be a taxable transaction for U.S. federal income tax purposes. Such receipt of cash by a U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Consequences of the Merger”) generally will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of UserTesting common stock surrendered pursuant to the Merger.
A Non-U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of UserTesting common stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.
For more information, please see the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Consequences of the Merger.”
UserTesting stockholders should consult their tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. tax jurisdiction.
Appraisal Rights
If the Merger is consummated, UserTesting stockholders and beneficial owners who continuously hold or own shares of UserTesting common stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares and who do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that record holders and beneficial owners of UserTesting common stock may be entitled to have their shares appraised by the Delaware Court of Chancery, and to receive payment in cash of the “fair value” of their shares of UserTesting common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be “fair value,” if any, as determined by the court (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Merger — Appraisal Rights,” on the difference between the amount determined to be the “fair value” and the amount paid by the Surviving Corporation in the Merger to each person entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.
UserTesting stockholders and beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the Per Share Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares of UserTesting common stock.
To exercise appraisal rights, record holders and beneficial owners of UserTesting common stock must: (i) properly submit a written demand for appraisal to us before the vote is taken on the proposal to adopt the Merger Agreement; (ii) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (iii) hold or own such shares upon the making of a demand under clause (i) and continue to hold or own their shares of UserTesting common stock through the Effective Time; (iv) not thereafter withdraw their demand for appraisal of their shares or otherwise lose their appraisal rights, each in accordance with the DGCL; and (v) strictly comply with all other procedures for exercising appraisal rights under the DGCL. Failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of UserTesting unless certain stock ownership conditions are satisfied by UserTesting stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced in Annex C to this proxy statement. For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Litigation Related to the Merger
Two lawsuits have been filed in federal courts against UserTesting and its directors: O’Dell v. UserTesting, Inc., et al., 1:22-cv-10071 (S.D.N.Y.), and Glanville v. UserTesting, Inc., et al., 3:22-cv-07568 (N.D. Cal.) (collectively, the “Stockholder Litigation”). The complaints name UserTesting and our directors as defendants. The complaints assert claims under Section 14(a) and Section 20(a) of the Exchange Act and Rule 14a-19 promulgated thereunder, and generally allege that the preliminary proxy statement misrepresents and/or omits certain purportedly material information relating to the Merger, including allegations relating to the background of the Merger, financial projections, analyses of our financial advisor and conflicts of interest by company insiders in pursuing the Merger. The complaints seek a variety of equitable and injunctive relief including, among other things, an injunction enjoining the consummation of the Merger, rescission of the Merger Agreement, rescission of the Merger if it is consummated, rescissory damages and costs and attorneys’ fees. We have not yet responded to the complaints filed in the Stockholder Litigation.
In addition, three purported stockholders of UserTesting sent demand letters regarding the preliminary proxy statement (the “Demand Letters”). Based on the same core allegations as the Stockholder Litigation, the Demand Letters request that we disseminate corrective disclosures in an amendment or supplement to the preliminary proxy statement.
We believe the Stockholder Litigation and the Demand Letters are without merit, but there can be no assurance that we will ultimately prevail in the Stockholder Litigation or all such lawsuits. Additionally, additional lawsuits may be filed and demand letters may be sent before the Special Meeting and/or the consummation of the Merger.
Regulatory Approvals Required for the Merger
HSR Act, U.S. Antitrust Matters and Other Regulatory Approvals
Under the Merger Agreement, the Merger cannot be completed until the applicable 30-calendar-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), has expired or been terminated. UserTesting and Thoma Bravo made the filings required under the HSR Act on November 9, 2022. Completion of the Merger is further subject to certain regulatory actions by the United Kingdom Competition and Markets Authority (“CMA”) and the Australian Competition and Consumer Commission (“ACCC”).
For more information, please see the section of this proxy statement captioned “The Merger — Regulatory Approvals Required for the Merger.”
Closing Conditions
The obligations of UserTesting, Parent and Merger Sub, as applicable, to effect the Merger are subject to the satisfaction or waiver of customary conditions, including (among other conditions), the following:
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the adoption of the Merger Agreement by the requisite affirmative vote of our stockholders;

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the expiration or early termination of the applicable waiting period under the HSR Act and the absence of any agreement with a governmental entity not to close the Merger;

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certain regulatory actions by the CMA and ACCC;

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the absence of any laws or court orders making the Merger illegal or otherwise prohibiting the Merger;

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in the case of Parent and Merger Sub, the absence, since the date of the Merger Agreement, of any continuing change, event, effect or circumstance at UserTesting that would reasonably be expected to have a material adverse effect (with certain limitations) on the business, results of operations or financial condition of UserTesting and our subsidiaries, taken as a whole;

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the accuracy of the representations and warranties of UserTesting, Parent and Merger Sub in the Merger Agreement, subject to materiality qualifiers and monetary thresholds, as of the Effective Time or the date in respect of which such representation or warranty was specifically made (the “Representation Condition”);

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the performance in all material respects by UserTesting, Parent and Merger Sub of their respective obligations and compliance in all material respects with all covenants required to be performed by them under the Merger Agreement at or prior to the Effective Time (the “Covenant Condition”);

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the receipt by Parent of a certificate of UserTesting, dated as of the Closing Date and signed by our chief executive officer, certifying that the Representation Condition and the Covenant Condition, each in respect of UserTesting, have been satisfied;

•
the receipt by Parent of certain customary payoff letters for certain indebtedness for borrowed money, as contemplated in the Merger Agreement; and

•
the receipt by UserTesting of a certificate of Parent and Merger Sub, dated as of the Closing Date and signed by their respective president or chief executive officer, certifying that the Representation Condition and the Covenant Condition, each in respect of Parent and Merger Sub, have been satisfied.

Financing of the Merger
We presently anticipate that the total funds needed to complete the Merger and the related transactions will be approximately $1.3 billion, which will be funded via equity and, potentially, debt financing described below together with our cash on hand as of the Closing Date.
The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. Parent and Merger Sub have represented to us that, subject to the satisfaction of certain conditions set forth in the Merger Agreement, the equity financing contemplated by the Equity Commitment Letters, if funded in accordance with the Equity Commitment Letters, will, together with cash on hand or other sources of immediately available funds, provide Parent with sufficient funds to pay the fees and expenses required to be paid at the Closing of the Merger by Parent and Merger Sub and Parent’s other affiliates on the Closing Date. This includes funds needed to: (1) pay our stockholders the amounts due under the Merger Agreement for their UserTesting common stock, (2) make payments in respect of our outstanding Company Options and Company RSUs payable at the Closing of the Merger pursuant to the Merger Agreement; and (3) repayment or refinancing of certain indebtedness (collectively, the “Required Amounts”).
The Thoma Bravo Funds and the Sunstone Partners Funds have committed to contribute or cause to be contributed to Parent at the Closing of the Merger certain equity financing, each subject to the terms and conditions set forth in their respective Equity Commitment Letters. We are an intended and express third-party beneficiary of the Equity Commitment Letters solely with respect to enforcing Parent’s right to cause the commitment under the Equity Commitment Letters by the Thoma Bravo Funds or the Sunstone Partners Funds, as applicable, to be funded to Parent in accordance with such Equity Commitment Letters, and to cause Parent to enforce its rights against the Thoma Bravo Funds or the Sunstone Partners Funds, as applicable, to perform its funding obligations under the respective Equity Commitment Letter, in each case subject to (i) the limitations and conditions set forth in the applicable Equity Commitment Letter and (ii) the terms and conditions of the Merger Agreement.

The Thoma Bravo Funds and the Sunstone Partners Funds have agreed, pursuant to the terms and conditions set forth in two limited guaranties, each dated as of October 26, 2022 (the “Guaranties”), to guarantee payment of certain liabilities and obligations of Parent or Merger Sub under the Merger Agreement, subject to an aggregate cap equal to $56,464,408 for the Thoma Bravo Funds and $11,295,592 for the Sunstone Partners Funds, including any termination fee and amounts in respect of certain reimbursement and indemnification obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by us, as specified in the Merger Agreement. For more information, please see the section of this proxy statement captioned “The Merger — Financing of the Merger.”
We have agreed to use our reasonable best efforts to provide, and to cause our subsidiaries (and their respective representatives) to use their reasonable best efforts to provide, to Parent and Merger Sub such cooperation as is customary and reasonably requested by Parent in connection with the arrangement of the potential debt financing contemplated by the Merger Agreement, in each case subject to the terms of and as set forth in the Merger Agreement. For more information, please see the section of this proxy statement captioned “The Merger — Cooperation with Debt Financing.”
Required Stockholder Approval
The affirmative vote of the holders of a majority of the issued and outstanding shares of UserTesting common stock entitled to vote at the Special Meeting is required to adopt the Merger Agreement. At the close of business on December 2, 2022 (the “Record Date”), 73,429,540 votes constitute a majority of the issued and outstanding shares of our common stock. Approval of the proposal to adjourn the Special Meeting (the “adjournment proposal”), if a quorum is present, requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UserTesting common stock entitled to vote that are present in person or represented by proxy at the Special Meeting and are voted for or against the matter.
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 39,107,032 shares of UserTesting common stock, representing approximately 26.6% of the shares of UserTesting common stock issued and outstanding as of the Record Date.
We currently expect that our directors and executive officers will vote all of their respective shares of UserTesting common stock: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment proposal.
The Special Meeting
Date, Time and Place
A special meeting of our stockholders to consider and vote on the proposal to adopt the Merger Agreement will be held on January 10, 2023, at 10:00 a.m., Pacific Time (the “Special Meeting”). We will hold the Special Meeting virtually via the Internet at www.virtualshareholdermeeting.com/USER2023SM (the “virtual meeting website”). You will not be able to attend the Special Meeting physically in person. For purposes of attendance at the Special Meeting, all references in this proxy statement to “present in person” or “in person” shall mean virtually present at the Special Meeting.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of UserTesting common stock at the close of business on the Record Date. Each holder of UserTesting common stock shall be entitled to one (1) vote for each such share owned at the close of business on the Record Date.
Quorum
As of the Record Date, there were 146,859,078 shares of UserTesting common stock issued and outstanding and entitled to vote at the Special Meeting. The holders of a majority of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date, present in person or represented by proxy, will constitute a quorum at the Special Meeting.

Recommendation of the UserTesting Board of Directors
The Board of Directors has unanimously: (i) determined that it is in the best interests of UserTesting and our stockholders, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby; and (iii) resolved to recommend that our stockholders adopt the Merger Agreement. The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Prior to the adoption of the Merger Agreement by our stockholders, under certain circumstances, the Board of Directors may withdraw or change the foregoing recommendation if it determines in good faith (after consultation with its outside legal and financial advisors) that failure to do so would reasonably be expected to be inconsistent with the Board of Directors’ fiduciary duties to UserTesting stockholders under applicable law. However, the Board of Directors cannot withdraw or change the foregoing recommendation unless it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent and its representatives in good faith over a four (4)-business-day period, after which the Board of Directors shall have determined that the failure of the Board of Directors to make a Change of Recommendation (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Change of Recommendation”) would reasonably be expected to be inconsistent with the Board of Directors’ fiduciary duties to UserTesting stockholders under applicable law. The termination of the Merger Agreement by us following the Board of Directors’ authorization for us to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) will result in the payment by us of a termination fee of either (i) $10,160,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on December 20, 2022 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) or (ii) $33,880,000, in the case of any other such termination. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Change of Recommendation.”
Opinion of Morgan Stanley & Co. LLC
In connection with the Merger, Morgan Stanley & Co. LLC (which we refer to as “Morgan Stanley”) rendered to the Board of Directors its oral opinion, subsequently confirmed in writing, that as of October 26, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the $7.50 per share in cash to be received by the holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of UserTesting common stock, as set forth in such opinion as more fully described in the section of this proxy statement captioned “The Merger — Opinion of Morgan Stanley & Co. LLC.”
The full text of the written opinion of Morgan Stanley, dated as of October 26, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex B and incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board of Directors, in its capacity as such, and addresses only the fairness from a financial point of view of the $7.50 per share in cash to be received by holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement as of the date of the opinion and does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how UserTesting stockholders should vote at the Special Meeting.
For more information, see the section of this proxy statement captioned “The Merger — Opinion of Morgan Stanley & Co. LLC.”
Interests of Our Executive Officers and Directors in the Merger
When considering the foregoing recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, UserTesting stockholders should be aware that certain of our non-employee directors and executive officers have interests in the Merger that are different from, or in addition to, those of our stockholders generally. The Board of Directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement, approving the Merger Agreement and the Merger, and recommending that the Merger Agreement be adopted by our stockholders. These interests include:
•
at the Effective Time, each Company Option and Company RSU held by an executive officer or director will receive the treatment described in the section of this proxy statement captioned “The Merger — Interests of Our Executive Officers and Directors in the Merger — Treatment and Quantification of Company Equity Awards”;

•
eligibility of our executive officers to receive severance payments and benefits (including equity award vesting acceleration) under their change in control and severance agreements, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Our Executive Officers and Directors in the Merger — Change in Control and Severance Agreements”; and

•
continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation.

In addition, upon completion of the Merger, it is anticipated that our Chief Executive Officer and, potentially, other members of our management team, will serve as members of the management team of the Surviving Corporation. Following the closing of the transaction, Thoma Bravo and Sunstone Partners intend to combine UserTesting and UserZoom. As of the date of this proxy statement, none of our executive officers has entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates. Prior to and following the closing of the Merger, however, certain of our executive officers may have discussions, and following the closing of the Merger, may enter into agreements with, Parent or Merger Sub, their subsidiaries or their respective controlled affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates.
If the proposal to adopt the Merger Agreement is approved, the shares of UserTesting common stock held by our directors and executive officers will be treated in the same manner as issued and outstanding shares of UserTesting common stock held by all other UserTesting stockholders except as may be provided for pursuant to specific agreements. For more information, see the section of this proxy statement captioned “The Merger — Interests of Our Executive Officers and Directors in the Merger.”
Alternative Acquisition Proposals
The Go-Shop Period — Solicitation of Other Alternative Acquisition Proposals
Under the Merger Agreement, from the date of the Merger Agreement until 11:59 p.m. Pacific Time on December 10, 2022 (such date, the “No-Shop Period Start Date” and, such period, the “Go-Shop Period”), we and our subsidiaries and respective representatives have the right to, among other things: (i) solicit, initiate, propose, induce the making or submission of, encourage or facilitate in any way any offer or proposal that constitutes, or could reasonably be expected to lead to, an Alternative Acquisition Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”), including by providing information (including non-public information and data) of or affording access to UserTesting and our subsidiaries to any third person that has entered into an Acceptable Confidentiality Agreement (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”); and (ii) continue, enter into, engage in or otherwise participate in any discussions or negotiations with any third person regarding any Alternative Acquisition Proposals, and cooperate with or assist or participate in, or facilitate in any way, any such inquiries, offers, proposals, discussions or negotiations or any effort or attempt to make any Alternative Acquisition Proposals or other proposals that could reasonably be expected to lead to Alternative Acquisition Proposals, including by granting a waiver, amendment or release under any pre-existing “standstill” or other similar provision to the extent necessary to allow for an Alternative Acquisition Proposal or amendment to an Alternative Acquisition Proposal to be made confidentially to UserTesting or to the Board of Directors. To date, we have not received any offer or proposal that constituted, or could reasonably be expected to lead to, an Alternative Acquisition Proposal during the Go-Shop Period.
The No-Shop Period — No Solicitation of Other Alternative Acquisition Proposals
Under the Merger Agreement, from the No-Shop Period Start Date until the earlier of the Effective Time and the date on which the Merger Agreement is validly terminated pursuant to its terms (the “Termination Date”), we may not: (i) solicit, initiate or knowingly encourage, or knowingly facilitate the making or submission of any offer or proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal; (ii) participate in discussions or negotiations with, or provide any non-public information to, any person relating to, an Alternative Acquisition Proposal; (iii) approve, endorse or recommend any proposal that constitutes, or would be reasonably expected to lead to, an Alternative Acquisition Proposal; or (iv) enter into any contract relating to an Alternative Acquisition Proposal, other than a confidentiality agreement permitted pursuant to the terms of the Merger Agreement.
Notwithstanding the foregoing, under certain specified circumstances, from the No-Shop Period Start Date until the adoption of the Merger Agreement by our stockholders, we may, among other things, engage in negotiations or discussions with, and provide information to, a third party (and its representatives and potential debt and equity financing sources) in respect of an Alternative Acquisition Proposal that was not received in response to or as a result of our obligations set forth in the immediately preceding paragraph, if the Board of Directors determines in good faith, after consultation with outside legal counsel and financial advisors, that such Alternative Acquisition Proposal either constitutes a Superior Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) or could reasonably be expected to lead to a Superior Proposal and the Board of Directors (or a committee thereof) has determined in good faith that the failure to take the actions in respect of such Alternative Acquisition Proposal would be inconsistent with its fiduciary duties under applicable law. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The No-Shop Period — No Solicitation of Other Offers.”
Both during the Go-Shop Period and after the No-Shop Period Start Date but prior to the adoption of the Merger Agreement by our stockholders, we are entitled to terminate the Merger Agreement to enter into a definitive agreement in respect of a Superior Proposal only if it complies with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a four (4)-business-day period in an effort to amend the terms and conditions of the Merger Agreement and other agreements so that such Superior Proposal no longer constitutes a Superior Proposal relative to the transactions contemplated by the Merger Agreement, amended pursuant to such negotiations.
The termination of the Merger Agreement by us following the Board of Directors’ authorization for us to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal will result in the payment by us of a termination fee of either (i) $10,160,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on December 20, 2022 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party and we have complied in all material respects with the non-solicitation provisions set forth in the Merger Agreement with respect to such Superior Proposal or (ii) $33,880,000, in the case of any other such termination. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Change of Recommendation.”

Termination of the Merger Agreement
In addition to the circumstances described above, Parent and UserTesting have certain rights to terminate the Merger Agreement under customary circumstances, including by mutual agreement, if the Merger has not been consummated on or before April 26, 2023 (the “Initial End Date”) (subject to an automatic extension until October 26, 2023 (the “First Extended End Date”) in the event the Effective Time has not occurred due to the failure to have satisfied certain regulatory conditions as of the close of business on the date that is two (2) business days immediately prior to the Initial End Date, and, subject to another automatic extension until January 26, 2024 in the event that the Effective Time has not occurred due to the failure to have satisfied certain regulatory conditions as of the close of business on the date that is two (2) business days immediately prior to the Initial End Date as a result of ongoing review by the CMA (as further described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination of the Merger Agreement”)), the imposition of non-appealable court orders that permanently enjoin or otherwise prohibit the Merger, if our stockholders fail to adopt the Merger Agreement at the Special Meeting (or any adjournment or postponement thereof) or an uncured breach of the Merger Agreement by the other party. The term “End Date” shall mean the Initial End Date, unless the Initial End Date has initially been extended according to the foregoing, in which case, the term “End Date” shall mean the First Extended End Date, unless the First Extended End Date has been extended according to the foregoing, in which case, the term “End Date” shall mean the Second Extended End Date. Under certain circumstances, (i) we are required to pay Parent a termination fee equal to either $10,160,000 or $33,880,000; and (ii) Parent is required to pay us a termination fee equal to $67,760,000. Please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fee.”
Effect on UserTesting if the Merger Is Not Completed
If the Merger Agreement is not adopted by our stockholders, or if the Merger is not completed for any other reason:
i.
UserTesting stockholders will not be entitled to, nor will they receive, any payment for their respective shares of our common stock pursuant to the Merger Agreement;

ii.
(A) we will remain an independent public company; (B) our common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (C) we will continue to file periodic reports with the SEC; and

iii.
under certain specified circumstances, we will be required to pay Parent a termination fee of either $10,160,000 or $33,880,000, upon the termination of the Merger Agreement. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fee.”

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated herein by reference without charge by following the instructions under the caption, “Where You Can Find More Information.”
Q:
Why am I receiving these materials?

A:
The Board of Directors is furnishing this proxy statement and form of proxy card to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q:
When and where is the Special Meeting?

A:
We will hold the Special Meeting virtually via the Internet at the virtual meeting website. You will not be able to attend the Special Meeting physically in person.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to vote on the following proposals:

(i)
to adopt the Merger Agreement pursuant to which Merger Sub will merge with and into UserTesting, and UserTesting will become a wholly owned subsidiary of Parent; and

(ii)
to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.

Q:
Who is entitled to vote at the Special Meeting?

A:
Our stockholders as of the close of business on December 2, 2022 (the “Record Date”) are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of our common stock shall be entitled to cast one (1) vote on each matter properly brought before the Special Meeting for each such share owned at the close of business on the Record Date.

Q:
May I attend the Special Meeting and vote in person?

A:
Yes. If you are a UserTesting stockholder of record, you may attend the Special Meeting virtually via the Internet at the virtual meeting website on www.virtualshareholdermeeting.com/USER2023SM, and complete a virtual ballot, whether or not you sign and return your proxy card. If you are a UserTesting stockholder of record, you will need your assigned control number to vote shares electronically at the Special Meeting. The control number can be found on the proxy card, voting instruction form or other applicable proxy notices.

Even if you plan to attend the Special Meeting in person, to ensure that your shares will be represented at the Special Meeting, we encourage you to sign, date and return the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and complete a virtual ballot, your vote will revoke any proxy previously submitted.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. If you hold your shares in “street name,” you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.

Q:
What will I receive in respect of my shares of UserTesting common stock if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive the Per Share Merger Consideration of $7.50 in cash, subject to applicable withholding taxes, for each share of UserTesting common stock that you own, unless you have properly exercised and not withdrawn your appraisal rights under the DGCL. For example, if you own 100 shares of UserTesting common stock, you will receive $750.00 in cash in exchange for your shares of UserTesting common stock, subject to applicable withholding taxes.

Q:
What will the holders of outstanding Company Options and Company RSUs receive if the Merger is completed?

A:
Upon completion of the Merger:

Each Vested Company Option will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Vested Company Option, by (y) the total number of shares of UserTesting common stock underlying such Vested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Vested Company Option is equal to or greater than the Per Share Merger Consideration, such Vested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof.
Each Unvested Company Option will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Unvested Company Option, by (y) the total number of shares of UserTesting common stock underlying such Unvested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Unvested Company Option is equal to or greater than the Per Share Merger Consideration, such Unvested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company Option Consideration amounts will vest and become payable at the same time as the Unvested Company Option from which such Unvested Company Option Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time with respect to the receipt of the Unvested Company Option Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
Each Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Vested Company RSU, by (y) the Per Share Merger Consideration, subject to applicable withholding taxes.
Each Unvested Company RSU will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Unvested Company RSU, by (y) the Per Share Merger Consideration, subject to applicable withholding taxes. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company RSU Consideration amounts will vest and become payable at the same time as the Unvested Company RSU from which such Unvested Company RSU Consideration, was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested

Company RSU immediately prior to the Effective Time with respect to the receipt of the Unvested Company RSU Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
Q:
What vote is required to adopt the Merger Agreement?

A:
The affirmative vote of the holders of a majority of the issued and outstanding shares of UserTesting common stock entitled to vote at the Special Meeting is required to adopt the Merger Agreement.

If a quorum is present at the Special Meeting, the failure of any UserTesting stockholder of record to: (i) submit a signed proxy card; (ii) grant a proxy over the Internet or by telephone (using the instructions provided in the enclosed proxy card); or (iii) vote in person by virtual ballot at the Special Meeting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If you hold your shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on any proposal to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Each “broker non-vote” will also count as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on any proposal to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Q:
I understand that a quorum is required in order to conduct business at the Special Meeting. What constitutes a quorum?

A:
The holders of a majority of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date must be present at the Special Meeting in order to hold the Special Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Special Meeting if you are present and vote at the Special Meeting or if you have properly submitted a proxy.

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by our stockholders or if the Merger is not completed for any other reason, UserTesting stockholders will not receive any payment for their shares of UserTesting common stock. Instead, we will remain an independent public company, our common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act and we will continue to file periodic reports with the SEC.

Under specified circumstances, we will be required to pay Parent a termination fee of either (i) $10,160,000 if the Merger Agreement is terminated before December 20, 2022 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) or (ii) $33,880,000, in the case of any other such termination, as described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fee.”
Q:
What do I need to do now?

A:
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your shares can be voted at the Special Meeting, unless you wish to seek appraisal. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your shares.
Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:
Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262 of the DGCL. Under Delaware law, UserTesting stockholders of record who do not vote in favor of adopting the Merger Agreement will have the right to seek appraisal of the “fair value” of their shares as determined by the Court of Chancery of the State of Delaware if the merger is completed. Appraisal rights will only be available to UserTesting stockholders who properly deliver, and do not properly withdraw, a written demand for an appraisal to UserTesting prior to the vote on the proposal to adopt the Merger Agreement at the Special Meeting and who comply with the procedures and requirements set forth in Section 262 of the DGCL, which are summarized in this proxy statement. The appraisal amount could be more than, the same as or less than the amount a UserTesting stockholder would be entitled to receive under the terms of the Merger Agreement. A copy of Section 262 of the DGCL is included as Annex C to this proxy statement. For additional information, see the section entitled “The Merger — Appraisal Rights.”

Q:
Should I surrender my book-entry shares now?

A:
No. After the Merger is completed, the paying agent will send each holder of record a letter of transmittal and written instructions that explain how to exchange shares of UserTesting common stock represented by such holder’s book-entry shares for the Per Share Merger Consideration.

Q:
What happens if I sell or otherwise transfer my shares of UserTesting common stock after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of UserTesting common stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies UserTesting in writing of such special arrangements, you will transfer the right to receive the Per Share Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of UserTesting common stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). In addition, if you sell your shares prior to the Effective Time, you will not be eligible to exercise your appraisal rights in respect of the Merger. For a more detailed discussion of your appraisal rights and the requirements for properly demanding your appraisal rights, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”

Q:
What is the difference between holding shares as a UserTesting stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered, with respect to those shares, to be the “UserTesting stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by UserTesting.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of UserTesting common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the UserTesting stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, because you are not the UserTesting stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.
Q:
How may I vote?

A:
If you are a UserTesting stockholder of record (that is, if your shares of UserTesting common stock are registered in your name with AST, our transfer agent), there are four (4) ways to vote:

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope;

•
by visiting the Internet at the address on your proxy card;

•
by calling toll-free (within the U.S. or Canada) the phone number on your proxy card; or

•
by attending the Special Meeting virtually via the Internet at the virtual meeting website and completing a virtual ballot.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of UserTesting common stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet by visiting the address on your proxy card or by telephone by calling the phone number on your proxy card, in each case, you may incur costs such as Internet access and telephone charges for which you will be responsible.
Even if you plan to attend the Special Meeting in person, you are strongly encouraged to vote your shares of UserTesting common stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote shares that you beneficially own, you may still vote your shares of UserTesting common stock in person by virtual ballot at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and vote in person by virtual ballot, your previous vote by proxy will not be counted.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting form provided by your bank, broker or nominee.
Q:
If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted against adoption of the Merger Agreement but will have no effect on the adjournment proposal.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a UserTesting stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•
signing another proxy card with a later date and returning it to us prior to the Special Meeting;

•
submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the Special Meeting virtually via the Internet at the virtual meeting website and completing a virtual ballot.

If you hold your shares of UserTesting common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.
Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote your shares of UserTesting common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of UserTesting common stock is called a “proxy card.” Andy MacMillan, our President, Chief Executive Officer and Chairperson of the Board of Directors, and Mona Sabet, our Chief Corporate Strategy Officer and Corporate Secretary, are the proxy holders for the Special Meeting, with full power of substitution and re-substitution.

Q:
If a UserTesting stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Q:
What should I do if I receive more than one (1) set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the Internet or by telephone using the instructions provided in the enclosed proxy card) each proxy card and voting instruction card that you receive.

You may receive more than one (1) set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one (1) brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a UserTesting stockholder of record and your shares are registered in more than one (1) name, you will receive more than one (1) proxy card.
Q:
Who will count the votes?

A:
The inspector of elections appointed for the Special Meeting will tabulate votes cast by proxy or by ballot at the Special Meeting. The inspector of elections will also determine whether a quorum is present.

Q:
Where can I find the voting results of the Special Meeting?

A:
We intend to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that we file with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:
Will I be subject to U.S. federal income tax upon the exchange of UserTesting common stock for cash pursuant to the Merger?

A:
The exchange of UserTesting common stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, a U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Consequences of the Merger”) who exchanges shares of UserTesting common stock for cash in the Merger will generally recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder’s adjusted tax basis in such shares. If you are a

Non-U.S. Holder (as defined in the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Consequences of the Merger”), the Merger will generally not result in U.S. federal income tax to you unless you have certain connections with the United States, but may be subject to U.S. backup withholding tax unless you comply with certain certification procedures or otherwise establish a valid exemption from U.S. backup withholding tax.
For a more complete description of the U.S. federal income tax consequences of the Merger, see the section of this proxy statement captioned “The Merger — U.S. Federal Income Tax Consequences of the Merger.”
Q:
When do you expect the Merger to be completed?

A:
We are working toward completing the Merger as quickly as possible and currently expect to complete the Merger in the first half of 2023. However, the exact timing of completion of the Merger cannot be predicted, because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
The expenses of soliciting proxies will be paid by us. We have retained Mackenzie Partners, Inc. to assist in soliciting proxies for a fee of up to $20,000, plus costs and expenses. We and our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means or in person. Our directors, officers and other employees, without additional compensation, and employees of Mackenzie Partners, Inc. may solicit proxies personally or in writing, by telephone, email or otherwise. We will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials through the internet, you are responsible for any internet access charges you may incur.

Q:
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

A:
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the Special Meeting during the check-in time or during the Special Meeting, please call the technical support number that will be posted on the Special Meeting log-in page.

Q:
Do any of UserTesting’s directors or officers have interests in the Merger that may be in addition to or differ from those of UserTesting stockholders generally?

A:
Yes. In considering the recommendation of the Board of Directors with respect to the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger different from, or in addition to, the interests of UserTesting stockholders generally. The Board of Directors was aware of and considered these interests, to the extent such interests existed at the time, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, in making their respective recommendations and determinations, including in the case of the Board of Directors, in approving the Merger Agreement and the Merger and in recommending that the Merger Agreement be adopted by UserTesting stockholders. For a description of the interests of our directors and executive officers in the Merger, see the section entitled “The Merger — Interests of Our Executive Officers and Directors in the Merger.”

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of UserTesting common stock, please contact our proxy solicitor:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-free: 1-800-322-2885
Email: proxy@mackenziepartners.com

FORWARD-LOOKING STATEMENTS
This proxy statement, and any document to which we refer in this proxy statement, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include statements relating to our strategy, goals, future focus areas and the value of the proposed transaction to our stockholders. These forward-looking statements are based on UserTesting management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or similar expressions and the negatives of those terms. We have based the forward-looking statements contained in this proxy statement primarily on our current expectations and projections, in light of currently available information, about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including the uncertainty associated with the potential impacts of global political, macroeconomic, social, health and market conditions, including rising inflation, political instability, terrorist activities or military conflicts on our business, financial condition, results of operations and prospects. Additional factors that could cause or contribute to such differences include, but are not limited to, the following:
•
the completion of the Merger on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our business and other conditions to the completion of the transaction;

•
our future financial performance, including expectations regarding subscription and professional revenue, cost of revenue, gross profit, gross margin, operating expenses, including changes in operating expenses, and our ability to achieve and maintain future profitability;

•
our ability to implement our business strategy and our pricing model, and our ability to effectively manage our growth;

•
anticipated trends, growth rates, and challenges in our business and in the markets in which we operates;

•
market acceptance of our platform, products and services and our ability to increase adoption of our platform, products and services;

•
significant transaction costs associated with the Merger;

•
potential litigation relating to the Merger;

•
the risk that disruptions from the Merger will harm our business, including current plans and operations;

•
our ability to retain and hire key personnel;

•
potential adverse reactions or changes to business relationships resulting from the announcement of the Merger;

•
legislative, regulatory and economic developments affecting our business;

•
the evolving legal, regulatory and tax regimes under which we operate;

•
potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect our financial performance;

•
restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions;

•
unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, cyber-attacks, or outbreak of war or hostilities, as well as our response to any of the aforementioned factors; and

•
such other risks and uncertainties described more fully in documents we file with or furnish to the SEC, including our Annual Report on Form 10-K filed with the SEC on March 4, 2022, and our Quarterly Reports on Form 10-Q filed with the SEC on May 4, 2022, August 4, 2022 and October 31, 2022.

We expressly qualify in their entirety all forward-looking statements attributable to either us or any person acting on our behalf by the cautionary statements contained or referred to in this proxy statement. All information provided in this proxy statement is as of the date hereof and we undertake no duty to update this information except as required by law.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Directors for use at the Special Meeting.
Date, Time and Place
The Special Meeting will be held on January 10, 2023, at 10:00 a.m., Pacific Time. We will hold the Special Meeting virtually via the Internet at the virtual meeting website. You will not be able to attend the Special Meeting physically in person.
Purpose of the Special Meeting
At the Special Meeting, we will ask UserTesting stockholders to vote on proposals to: (i) adopt the Merger Agreement and (ii) adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Record Date; Shares Entitled to Vote; Quorum
Only our stockholders of record as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. As of the Record Date, there were 146,859,078 shares of UserTesting common stock issued and outstanding and entitled to vote at the Special Meeting. For ten days prior to the Special Meeting, a complete list of the UserTesting stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder for any purpose relating to the Special Meeting upon a written request by such stockholder to our Investor Relations team at ir@usertesting.com. A list of UserTesting stockholders entitled to vote at the Special Meeting will also be available at the virtual meeting website during the Special Meeting.
The holders of a majority of the voting power of the shares of our capital stock issued and outstanding and entitled to vote at the Special Meeting as of the Record Date, present in person or represented by proxy, will constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned to solicit additional proxies.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of the holders of a majority of the issued and outstanding shares of UserTesting common stock entitled to vote at the Special Meeting is required to adopt the Merger Agreement. As of the Record Date, 73,429,540 votes constitute a majority of the issued and outstanding shares of our common stock. Adoption of the Merger Agreement by our stockholders is a condition to the Closing of the Merger.
Approval of the proposal to adjourn the Special Meeting, if a quorum is present, requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UserTesting common stock entitled to vote that are present in person or represented by proxy at the Special Meeting and are voted for or against the matter.
If a UserTesting stockholder abstains from voting, that abstention will have the same effect as if the UserTesting stockholder voted “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on any proposal to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (provided a quorum is present with respect to the vote to adopt the Merger Agreement).
Each “broker non-vote” will also count as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on any proposal to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (provided a quorum is present with respect to the vote to adopt the Merger Agreement). A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. We do not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the Special Meeting is considered non-routine. As a result, no broker will be permitted to vote your shares of UserTesting common stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.
Stock Ownership and Interests of Certain Persons
Shares Held by UserTesting’s Directors and Executive Officers
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 39,107,032 shares of UserTesting common stock, representing approximately 26.6% of the shares of UserTesting common stock issued and outstanding on the Record Date.
Voting of Proxies
If your shares are registered in your name with our transfer agent, AST, you may cause your shares to be voted by returning a signed and dated proxy card in the accompanying prepaid envelope, or you may vote in person at the Special Meeting. Additionally, you may grant a proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). You must have the enclosed proxy card available and follow the instructions on the proxy card in order to grant a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.
If you plan to attend the Special Meeting and wish to vote in person, you will be given a virtual ballot at the Special Meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Special Meeting. If you attend the Special Meeting and vote in person by virtual ballot, your vote will revoke any previously submitted proxy.
Voting instructions are included on your proxy card. All shares represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the UserTesting stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) “FOR” adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting in person with a “legal proxy” from your bank, broker or other nominee. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker or other nominee, if possible, or do not attend the Special Meeting and vote in person with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the Merger Agreement but will not have any effect on the adjournment proposal.
Revocability of Proxies
If you are a UserTesting stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:
•
signing another proxy card with a later date and returning it to us prior to the Special Meeting;

•
submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the Special Meeting virtually via the Internet at the virtual meeting website and completing a virtual ballot.

If you have submitted a proxy, your appearance at the Special Meeting will not have the effect of revoking your prior proxy; provided that you do not vote in person or submit an additional proxy or revocation, which, in each case, will have the effect of revoking your proxy.
If you hold your shares of UserTesting common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.
Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow UserTesting stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, postponed or delayed.
Board of Directors’ Recommendation
The Board of Directors has unanimously: (i) determined that it is in the best interests of UserTesting and our stockholders, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution, delivery and performance of the Merger Agreement by UserTesting, the performance by UserTesting of its covenants under the Merger Agreement, and the consummation of the transactions contemplated thereof, including the Merger; and (iii) resolved to recommend that our stockholders adopt the Merger Agreement and directed that such matter be submitted for the consideration of our stockholders at the Special Meeting.
The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Solicitation of Proxies
The expenses of soliciting proxies will be paid by UserTesting. We have retained Mackenzie Partners, Inc. to assist in soliciting proxies for a fee of up to $20,000, plus costs and expenses. We and our agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, and employees of Mackenzie Partners, Inc. may solicit proxies personally or in writing, by telephone, email or otherwise. We will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials through the internet, you are responsible for any internet access charges you may incur.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval by UserTesting stockholders of the proposal to adopt the Merger Agreement, we currently expect that the Merger will be consummated in the first half of 2023.
Appraisal Rights
If the Merger is consummated, UserTesting stockholders and beneficial owners who continuously hold or own shares of UserTesting common stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement and who properly demand appraisal of their shares and do not withdraw their demands or otherwise lose their rights to seek appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 of the DGCL. This means that record holders and beneficial owners of UserTesting common stock who perfect their appraisal rights, who do not thereafter withdraw their demand for appraisal and who follow the procedures in the manner prescribed by Section 262 of the DGCL may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of UserTesting common stock, exclusive of any elements of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest to be paid on the amount determined to be “fair value,” if any (or in certain circumstances described in further detail in the section of this proxy statement captioned “The Merger — Appraisal Rights,” on the difference between the amount determined to be the “fair value” and the amount paid by the Surviving Corporation in the Merger to each person entitled to appraisal prior to the entry of judgment in any appraisal proceeding). Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to review Section 262 of the DGCL carefully and to seek the advice of legal counsel with respect to the exercise of appraisal rights.
UserTesting stockholders and beneficial owners considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the Per Share Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.
To exercise your appraisal rights, you must: (i) properly submit a written demand for appraisal to us before the vote is taken on the proposal to adopt the Merger Agreement; (ii) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (iii) hold or own such shares upon the making of a demand under clause (i) and continue to hold or own your shares of UserTesting common stock through the Effective Time; (iv) not thereafter withdraw your demand for appraisal of your shares or otherwise lose your appraisal rights, each in accordance with the DGCL; and (v) strictly comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. Your failure to follow exactly the procedures specified under Section 262 of the DGCL may result in the loss of your appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of the Merger unless certain stock ownership conditions are satisfied by the UserTesting stockholders and beneficial owners seeking appraisal. The DGCL requirements for exercising appraisal rights are described in further detail in the section of this proxy statement captioned “The Merger — Appraisal Rights,” which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. A copy of Section 262 of the DGCL is reproduced and attached as Annex C to this proxy statement and incorporated herein by reference.
Delisting and Deregistration of UserTesting Common Stock
If the Merger is completed, our common stock will be delisted from the NYSE and deregistered under the Exchange Act, and will no longer be publicly traded.
Other Matters
At this time, we know of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting, your shares of UserTesting common stock will be voted in accordance with the discretion of the appointed proxy holders.
Householding of Special Meeting Materials
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two (2) or more UserTesting stockholders reside if we believe such stockholders are members of the same family. Each UserTesting stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
If you would like to receive your own set of our disclosure documents, please contact us using the instructions set forth below. Similarly, if you share an address with another UserTesting stockholder and together both of you would like to receive only a single set of our disclosure documents, please contact us using the instructions set forth below.
If you are a UserTesting stockholder of record, you may contact us by writing to UserTesting at 144 Townsend Street, San Francisco, California 94107, or by calling us at (888) 877-1882 and requesting to speak with our investor relations department. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of UserTesting common stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-free: 1-800-322-2885
Email: proxy@mackenziepartners.com

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this document contains important information about the Merger and how it affects you.
Parties Involved in the Merger
UserTesting, Inc.
144 Townsend Street
San Francisco, California 94107
(888) 877-1882
UserTesting has fundamentally changed the way organizations get insights from customers with fast, opt-in feedback and experience capture technology. We have pioneered a video-first, enterprise-grade software-as-a-service platform that enables organizations to see and hear the experiences of real people as they engage with products, designs, apps, processes, concepts, or brands. Our platform captures authentic, credible, and highly contextualized customer perspectives from targeted audiences who have opted in to share their thoughts, whether for digital, real-world, or omnichannel experiences. Using machine learning, our platform analyzes these perspectives and surfaces key moments of insight rapidly and at scale. This helps organizations to free up time and resources and make better customer experience decisions faster using the power of video to drive alignment and action. We are headquartered in San Francisco, California. Our common stock is listed on the NYSE under the symbol “USER.”
Thunder Holdings, LLC
c/o Thoma Bravo, L.P.
600 Montgomery Street, 20th Floor
San Francisco, California 94111
(415) 263-3600
Parent was formed on October 24, 2022 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and potential debt financing in connection with the Merger.
Thunder Merger Sub, Inc.
c/o Thoma Bravo, L.P.
600 Montgomery Street, 20th Floor
San Francisco, California 94111
(415) 263-3600
Merger Sub is a wholly owned subsidiary of Parent and was formed on October 12, 2022 solely for the purpose of engaging in the transactions contemplated by the Merger Agreement, and has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement and arranging of the equity financing and potential debt financing in connection with the Merger.
Parent and Merger Sub are each affiliated with the Thoma Bravo Funds and are managed by Thoma Bravo, L.P. . UserZoom, Parent, Merger Sub, and the Thoma Bravo Funds are each affiliated with Thoma Bravo, L.P. UserZoom is owned by the Thoma Bravo Funds and funds affiliated with Sunstone Partners. Thoma Bravo and Sunstone Partners are leading private equity firms focused on the software and technology-enabled services sectors. At the Effective Time, the Surviving Corporation will be indirectly owned by the Thoma Bravo Funds and certain of its affiliates.
In connection with the transactions contemplated by the Merger Agreement, the Thoma Bravo Funds and Sunstone Partners Funds have each provided Parent with equity commitments. The amounts committed under the Equity Commitment Letters will be used to fund the aggregate purchase price required to be paid at the Closing of the Merger and to also fund certain other payments at the Closing (including the Required Amounts), subject to the terms and conditions of the Merger Agreement. In addition, the Thoma

Bravo Funds and Sunstone Partners Funds have each agreed to guarantee the payment of certain liabilities and obligations of Parent or Merger Sub under the Merger Agreement, subject to an aggregate cap equal to $56,464,408 for the Thoma Bravo Funds and $11,295,592 for the Sunstone Partners Funds, including any termination fee and amounts in respect of certain reimbursement and indemnification obligations of Parent and Merger Sub for certain costs, expenses or losses incurred or sustained by us, as specified in the Merger Agreement. For more information, please see the section of this proxy statement captioned “— Financing of the Merger.”
Effect of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into UserTesting and the separate corporate existence of Merger Sub will cease, with UserTesting continuing as the Surviving Corporation. As a result of the Merger, UserTesting will become a wholly owned subsidiary of Parent, and our common stock will no longer be publicly traded and will be delisted from the NYSE. In addition, our common stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.
The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as we, Parent and Merger Sub may agree and specify in the certificate of merger).
Effect on UserTesting If the Merger Is Not Completed
If the Merger Agreement is not adopted by our stockholders, or if the Merger is not completed for any other reason:
i.
UserTesting stockholders will not be entitled to, nor will they receive, any payment for their respective shares of UserTesting common stock pursuant to the Merger Agreement;

ii.
(a) we will remain an independent public company; (b) our common stock will continue to be listed and traded on the NYSE and registered under the Exchange Act; and (c) we will continue to file periodic reports with the SEC;

iii.
we anticipate that (a) management will operate the business in a manner similar to that in which it is being operated today and (b) UserTesting stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to our business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which we operate and economic conditions;

iv.
the price of UserTesting common stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of UserTesting common stock would return to the price at which it trades as of the date of this proxy statement;

v.
the Board of Directors will continue to evaluate and review our business operations, strategic direction and capitalization, among other things, and will make such changes as are deemed appropriate; irrespective of these efforts, it is possible that no other transaction acceptable to the Board of Directors will be offered or that our business, prospects and results of operations will be adversely impacted; and

vi.
under specified circumstances, we will be required to pay Parent a termination fee of either (i) $10,160,000 if the Merger Agreement is terminated before December 20, 2022 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Go-Shop Period — Solicitation of Other Offers”) or (ii) $33,880,000, in the case of any other such termination, as described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fee.”

Merger Consideration
UserTesting Common Stock
At the Effective Time, each then-outstanding share of UserTesting common stock (other than the Excluded Shares) will be cancelled and automatically converted into the right to receive the Per Share Merger Consideration, less any applicable withholding taxes.
Prior to or at the Effective Time, Parent will deposit (or cause to be deposited) with a U.S. bank or trust company, approved in advance by us in writing that shall be appointed to act as a paying agent (the “Paying Agent”) an amount of cash sufficient to pay the aggregate Per Share Merger Consideration payable at Closing. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Exchange and Payment Procedures.”
After the Merger is completed, you will have the right to receive the Per Share Merger Consideration in respect of each share of UserTesting common stock that you own (less any applicable withholding taxes), but you will no longer have any rights as a UserTesting stockholder (except that UserTesting stockholders who properly exercise their appraisal rights will have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law). For more information, please see the section of this proxy statement captioned “— Appraisal Rights.”
Treatment of Company Equity Awards
The Merger Agreement provides that UserTesting’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:
Company Options
Each Vested Company Option will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Vested Company Option by (y) the total number of shares of UserTesting common stock underlying such Vested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Vested Company Option is equal to or greater than the Per Share Merger Consideration, such Vested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof.
Each Unvested Company Option will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Unvested Company Option by (y) the total number of shares of UserTesting common stock underlying such Unvested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Unvested Company Option is equal to or greater than the Per Share Merger Consideration, such Unvested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company Option Consideration amounts will vest and become payable at the same time as the Unvested Company Option from which such Unvested Company Option Consideration was converted would have vested pursuant and been payable to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time with respect to the receipt of the Unvested Company Option Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
Company RSUs
Each Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest,

equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Vested Company RSU by (y) the Per Share Merger Consideration, subject to applicable withholding taxes.
Each Unvested Company RSU will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Unvested Company RSU by (y) the Per Share Merger Consideration, subject to applicable withholding taxes. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company RSU Consideration amounts will vest and become payable at the same time as the Unvested Company RSU from which such Unvested Company RSU Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time with respect to the receipt of the Unvested Company RSU Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
Treatment of Company ESPP
In accordance with the terms of the Merger Agreement, on October 26, 2022, the Board of Directors adopted resolutions providing that with respect to the Company ESPP, (i) participation in the Company ESPP will be limited to those employees who are participants on the date of the Merger Agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of the Merger Agreement or make any separate non-payroll contributions to the Company ESPP on or following the date of the Merger Agreement, (iii) no offering or purchase period will be commenced after the date of the Merger Agreement, (iv) each then-outstanding purchase right shall be exercised as of the earlier of (A) the end of the offering or purchase period in effect on the date of the Merger Agreement or (B) ten (10) days prior to the date on which the Effective Time occurs, and (v) the Company ESPP will terminate immediately prior to, but contingent upon the occurrence of, the Effective Time, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the Company ESPP). On such exercise date, we will apply the funds credited as of such date pursuant to the Company ESPP within each participant’s payroll withholding account to the purchase of whole shares of UserTesting common stock in accordance with the terms of the Company ESPP and each share purchased thereunder immediately prior to the Effective Time will be canceled at the Effective Time and converted into the right to receive the Per Share Merger Consideration, subject to any applicable withholding taxes. Any accumulated contributions of each participant under the Company ESPP as of immediately prior to the Effective Time will, to the extent not used to purchase shares in accordance with the terms and conditions of the Company ESPP, be refunded to such participant as promptly as practicable following the Effective Time (without interest).
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. The following chronology does not purport to catalogue every conversation among the Board, the Transaction Committee or our representatives and other parties.
As part of our ongoing consideration and evaluation of UserTesting’s long-term strategic goals and plans, the Board and our management periodically review, consider and assess our operations and financial performance, as well as overall industry conditions, as they may affect those strategic goals and plans. This review at times includes, among other things, the consideration of potential opportunities for business combinations, acquisitions and other financial and strategic alternatives, in each case, with a view towards enhancing stockholder value.
On several occasions in 2020 and 2021, we met with representatives of Thoma Bravo and discussed our company and potential transactions involving us and Thoma Bravo, including a potential investment in or acquisition of us by Thoma Bravo.

In the second half of 2021, as we prepared for our initial public offering, we also evaluated a sale transaction as a potential alternative to create value for our stockholders. Accordingly, in the third quarter of 2021, we instructed representatives of Morgan Stanley & Co. LLC (“Morgan Stanley”), a lead underwriter in our initial public offering, to contact certain strategic and financial sponsor counterparties to determine whether they would be interested in discussing a potential acquisition of our company at a valuation that would be attractive compared to the valuation we expected to receive in an initial public offering. However, in view of market conditions at the time and the high valuations companies in our industry were receiving during their own initial public offerings, we determined that pursuing an initial public offering was in the best interests of our stockholders.
On November 17, 2021, we completed an initial public offering of our common stock at a price of $14.00 per share. Following the initial public offering, the price of our common stock declined. During 2022 our common stock traded below the initial public offering price, with a volume weighted average price of $5.65 during the 90-day period ending August 19, 2022 and a 52-week low of $3.31 per share in September 2022. During 2022, equity securities of other companies in the software industry generally also experienced significant declines.
In July 2022, a senior representative of Thoma Bravo reached out to Andy MacMillan, our Chief Executive Officer, and suggested a meeting to explore the potential for an acquisition of us by Thoma Bravo.
On August 19, 2022, Mr. MacMillan and Jon Pexton, our Chief Financial Officer, met with representatives of Thoma Bravo, including A.J. Rohde, Senior Partner at Thoma Bravo, and David Tse, Vice President at Thoma Bravo, to learn more about our company and to explore the potential for an acquisition of us by Thoma Bravo (the “Proposed Transaction”). At this meeting, the senior representative of Thoma Bravo informed Messrs. MacMillan and Pexton that Thoma Bravo was evaluating making a proposal for a potential acquisition of us at a price of between $9.00 and $11.00 per share, representing a premium of approximately 84% to 125% over our closing stock price of $4.88 on August 18, 2022, subject to customary due diligence, and that following the consummation of a transaction, Thoma Bravo would expect to integrate our business with that of its portfolio company UserZoom. At this meeting, Thoma Bravo also discussed the possibility of Mr. MacMillan serving as the chief executive officer of the combined companies. However, as of the date of this proxy statement, Thoma Bravo and Mr. MacMillan have not discussed specific terms for Mr. MacMillan to act in such capacity.
On August 26, 2022, the Board held a meeting at which Mr. Pexton and Mona Sabet, our Chief Corporate Strategy Officer, and representatives of Fenwick & West LLP, our outside corporate counsel (“Fenwick & West”), were present. Mr. MacMillan informed the Board of the discussions with Thoma Bravo, including his anticipated role following the consummation of a transaction. At the meeting, representatives of Fenwick & West reviewed with the Board its fiduciary duties in connection with a potential business combination transaction and considerations with respect to a process for such a transaction. Mr. Pexton then discussed our anticipated financial results as an independent company. In light of the discussions with Thoma Bravo, the Board determined to retain financial advisors, and directed our senior management to contact Morgan Stanley and another investment bank that specializes in mergers and acquisitions, which we refer to as “Advisor A,” for that purpose, based on both of these banks’ experience with acquisition transactions in our industry and, specifically in the case of Morgan Stanley, their experience with our company (as they had served as a lead underwriter in our initial public offering), and in advising companies in acquisition transactions with Thoma Bravo.
On August 29, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Advisor A were present. At the meeting, representatives of Advisor A presented to the Board with respect to the Proposed Transaction, including Advisor A’s credentials, the current market environment, perspectives on our financial performance and trading price, and process objectives and considerations.
On August 30, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, representatives of Morgan Stanley and the Board discussed the Proposed Transaction, including Morgan Stanley’s credentials, our positioning in the market, perspectives on our financial performance and trading price, and potential parties that might be interested in, and capable of, completing an acquisition of us. Morgan Stanley reviewed possible next steps with respect to the Proposed Transaction for the Board to consider. Representatives of Morgan Stanley then left the meeting and the Board discussed the Proposed Transaction and the presentations by Advisor A and Morgan Stanley. The Board then determined to engage Morgan Stanley as our financial advisor in connection with the Proposed Transaction because of, among other things, Morgan Stanley’s familiarity with our business based on its existing relationship with us, its qualifications, expertise and reputation, extensive expertise and experience with transactions in our industry, and its prior experience negotiating numerous transactions with Thoma Bravo. The Board then discussed the potential process for, and Board oversight and management of, the Proposed Transaction, including the formation of a strategic review committee of the Board to manage and oversee the Proposed Transaction (the “Transaction Committee”). The Board established the Transaction Committee, composed of Shannon Nash, Cynthia Russo and Alexander Wong, to consider, oversee, manage and direct the process for a Proposed Transaction. The Board then directed our management to coordinate a response to Thoma Bravo with representatives of Morgan Stanley, and to inform Thoma Bravo that it should provide a written indication of interest with a specific price and that such price should be in the upper half of the range of the verbal proposal provided by the senior representative of Thoma Bravo on August 19, 2022.
On September 2, 2022, at the direction of the Board, representatives of Morgan Stanley contacted representatives of Thoma Bravo to convey the message from the Board. Representatives of Thoma Bravo indicated that they would continue to consider valuation.
On September 6, 2022, the Transaction Committee held a meeting at which the other members of the Board, Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, representatives of Morgan Stanley reviewed the discussion that had occurred with Thoma Bravo on September 2, 2022. Representatives of Morgan Stanley then left the meeting and Mr. Pexton reviewed a financial forecast for 2023 through 2025 (the “September Financial Forecast”), a copy of which had been provided to the Board for review prior to the meeting. The Transaction Committee then discussed the Proposed Transaction, including the update provided by Morgan Stanley, and the September Financial Forecast. Ms. Sabet and representatives of Fenwick & West reviewed the terms set forth in a proposed engagement letter with Morgan Stanley. The Transaction Committee then discussed the possibility of contacting other parties that might potentially be interested in, and capable of, completing an acquisition of us, the potential risks of such a process, the potential adverse consequences of information regarding the Proposed Transaction if it were to become publicly known at this time, including the increased risk that a broad outreach would become publicly known, which could disrupt our business, and the possibility of contacting other potential acquirors through a “go shop” process following an announcement of the Potential Transaction.
On September 8, 2022, Thoma Bravo and UserZoom jointly submitted a non-binding indication of interest to acquire all of the outstanding shares of our common stock for $9.50 per share in an all-cash transaction (the “September 8 Proposal”), subject to customary due diligence and representing a premium of approximately 137% over our closing stock price of $4.01 on September 7, 2022. The September 8 Proposal contemplated a 30-day exclusivity period during which we could not solicit alternative proposals prior to execution of a merger agreement and that we would not engage in a “go-shop” process following execution of a merger agreement (subject to a “fiduciary out” with respect to unsolicited proposals). We provided a copy of the September 8 Proposal to the members of the Board later that day.
Later on September 8, 2022, the Transaction Committee held a meeting at which Messrs. MacMillan and Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, Mr. MacMillan and representatives of Morgan Stanley reviewed the September 8 Proposal, and the Transaction Committee discussed potential responses to the September 8 Proposal.
On September 10, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, representatives of Morgan Stanley reviewed certain financial aspects of the September 8 Proposal and provided an overview of our financial and stock performance since our initial public offering and its views on the current market environment. The Board discussed with representatives of Morgan Stanley preliminary perspectives on our proposed valuation, and discussed our prospects as an independent company. Representatives of Morgan Stanley and the Board then discussed the September 8 Proposal, views on strategic parties and other private equity sponsors that might be interested in evaluating, and capable of completing, a potential business combination transaction with us, and our response to the September 8 Proposal. The representatives from Morgan Stanley then left the meeting and the Board discussed the terms of the proposed engagement letter between UserTesting and Morgan Stanley, and directed us to execute the engagement letter. A representative of Fenwick & West then reviewed with the Board its fiduciary duties in connection with a response to Thoma Bravo. The Board then further discussed the response to the September 8 Proposal and determined to respond to Thoma Bravo that we were interested in discussing a transaction but instructed our management to seek to obtain a higher price per share from Thoma Bravo.
Following this meeting, on September 10, 2022, we executed the engagement letter with Morgan Stanley on the terms approved by the Board.
On September 12, 2022, at the direction of the Board, representatives of Morgan Stanley spoke with a senior representative of Thoma Bravo and informed him that we were interested in discussing a transaction but pressed Thoma Bravo to increase its proposed price per share consistent with the guidance previously provided by the Board. The senior representative of Thoma Bravo indicated that they would continue to evaluate its proposed price per share.
On September 14, 2022, Thoma Bravo and UserZoom submitted a revised non-binding indication of interest to acquire all of the outstanding shares of our common stock for $10.00 per share (the “September 14 Proposal”), subject to customary due diligence and representing a premium of approximately 151% over our closing stock price of $3.98 on September 14, 2022. Similar to the September 8 Proposal, the September 14 Proposal contemplated a 30-day exclusivity period during which we could not solicit alternative proposals prior to execution of a merger agreement and that we would not engage in a “go-shop” process following execution of a merger agreement (subject to a “fiduciary out” with respect to unsolicited proposals). We provided a copy of the September 14 Proposal to the members of the Board later that day.
On September 16, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, representatives of Morgan Stanley reviewed with the Board certain financial aspects of the September 14 Proposal and provided an update with respect to the discussions that Morgan Stanley had with Thoma Bravo since September 10, 2022. The Board then discussed with representatives of Morgan Stanley preliminary perspectives on our valuation, and the Board and representatives of Morgan Stanley discussed strategic parties and other private equity sponsors that might potentially be interested in evaluating, and capable of completing, a potential business combination transaction with us, including potential strategies for soliciting proposals from such parties, either prior to execution of a merger agreement or through a go-shop process following execution of a merger agreement, and our proposed response to the September 14 Proposal. The representatives of Morgan Stanley left the meeting, and the Board continued to discuss the response to the September 14 Proposal. During this discussion, a representative of Fenwick & West reviewed with the Board its fiduciary duties in connection with a response to Thoma Bravo and in evaluating a process to solicit interest in a transaction from other parties. Following this discussion, the Board determined to direct Morgan Stanley to inform Thoma Bravo that we were willing to proceed to due diligence, and negotiation of a merger agreement, based on the September 14 Proposal, but would not agree to any exclusivity period during which we could not solicit alternative bids prior to execution of a merger agreement, and would require that any merger agreement provide for a 45-day go shop period in which we could solicit proposals from other parties following execution of a merger agreement. In addition, the Board determined to direct Morgan Stanley to contact a financial sponsor with existing investments in our industry and a strategic party, which we refer to herein as “Party A” and “Party B,” respectively, to discuss their interest in discussing an acquisition of us, as the Board believed that Party A and Party B were most likely to be interested in evaluating, and capable of completing, such a transaction at an attractive valuation. These two parties were among those previously contacted regarding a potential acquisition of us in the third quarter of 2021 prior to our initial public offering. The Board discussed the desirability of contacting other parties at this time in addition to these two parties, and determined not to do so, and instead to solicit interest from other parties through a go-shop process following execution of any definitive agreement providing for an acquisition of us, in view of the increased risk that a broad outreach would become publicly known, which could disrupt our business.
On September 18, 2022, at the direction of the Board, representatives of Morgan Stanley spoke with a senior representative of Thoma Bravo and informed him that, based on the September 14 Proposal, we were willing to allow Thoma Bravo to conduct due diligence, and begin negotiation of a merger agreement but that we would not agree to any exclusivity period and would require a 45-day go shop period. The senior representative of Thoma Bravo indicated that Thoma Bravo was willing to proceed without exclusivity and would provide for a go shop period, the length of which would need to be determined in connection with negotiating the definitive agreement.
On September 19, 2022, representatives of Morgan Stanley met with representatives of Thoma Bravo and discussed the anticipated due diligence process for the Proposed Transaction, including the need to restrict UserZoom’s access to competitive information.
On September 19, 2022, a representative of Fenwick & West spoke with a representative of Kirkland & Ellis LLP (“Kirkland & Ellis”), outside counsel to Thoma Bravo, regarding the process for drafting a merger agreement.
On September 20, 2022, we entered into a letter agreement regarding confidentially (the “Confidentiality Agreement”) with Thoma Bravo. The Confidentiality Agreement included a customary standstill provision that did not include a so-called “don’t ask, don’t waive” provision and was subject to a customary “fall-away” provision under which it would terminate if we were to enter into a merger agreement with a third party providing for a change of control transaction of our company. In addition, the Confidentiality Agreement restricted the ability of Thoma Bravo to disclose our confidential information to UserZoom.
Following execution of the Confidentiality Agreement, on September 20, 2022, Messrs. MacMillian and Pexton and Ms. Sabet met with representatives of Thoma Bravo and Sunstone Partners to provide a management presentation and answer questions regarding our business, customers, strategy, financial results and the September Financial Forecast, with representatives of Morgan Stanley in attendance. A copy of the September Financial Forecast that was presented at this meeting was subsequently provided to Thoma Bravo and its advisors.
Later on September 20, 2022, at the direction of the Board, representatives of Morgan Stanley contacted Party A and Party B, respectively, to determine whether they would be interested in discussing a potential acquisition of our company.
Later on September 20, 2022, a representative of Party A informed representatives of Morgan Stanley that Party A was not currently interested in discussing an acquisition of us. On the same day, Party B informed representatives of Morgan Stanley that it would consider whether it was interested in engaging in any such discussions, and would respond at a later date once it had made such a determination.
On September 21, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, representatives of Fenwick & West described the proposed terms of a draft Merger Agreement to be delivered to Thoma Bravo, including the proposed transaction structure, treatment of unvested stock options and RSUs, closing conditions, potential remedies for the failure of Thoma Bravo to close the Proposed Transaction, provision for a 45-day “go-shop” process and termination fees payable in the event of a superior proposal from a third party. Representatives of Morgan Stanley then provided an update on discussions with Thoma Bravo since the September 16, 2022 Board meeting. Representatives of Morgan Stanley informed the Board that Thoma Bravo had verbally agreed that we would not be subject to an exclusivity period prior to signing of the Merger Agreement, which would permit us to solicit alternative bids prior to signing of the Merger Agreement, and would permit the inclusion of a “go-shop” provision in the Merger Agreement, which would enable us to solicit alternative bids after signing of the Merger Agreement for a period of time. Representatives of Morgan Stanley then informed the Board that Party A was not interested in pursuing an acquisition of us and that Party B had indicated that it would consider whether it was interested in engaging in any such discussions, and that it would respond at a later date once it had made such a determination.
On September 22, 2022, Thoma Bravo and its advisors were provided with access to a virtual data room with diligence information regarding our company.
On September 23, 2022, representatives of Fenwick & West sent an initial draft of a clean team confidentiality agreement that had been prepared by Fenwick & West to representatives of Kirkland & Ellis to apply to certain competitive information that had not yet been provided in the virtual data room, and on September 25, 2022, we and Thoma Bravo executed the clean team agreement. On September 25, 2022, pursuant to the clean team agreement, certain representatives of Thoma Bravo and representatives of Kirkland & Ellis and other advisors to Thoma Bravo were provided with access to a clean team specific virtual data room with sensitive diligence information regarding our company.
Later on September 23, 2022, representatives of Fenwick & West sent an initial draft of the Merger Agreement that had been prepared by Fenwick & West to representatives of Kirkland & Ellis. The initial draft Merger Agreement provided for (i) a “go-shop” provision in the Merger Agreement that would enable us to solicit alternative bids for 45 days after signing, that had been previously agreed by the parties, (ii) Thoma Bravo to pay us a reverse termination fee of 5.4% of the equity value, including if the Proposed Transaction cannot close because of a failure to obtain necessary antitrust approvals or clearances, (iii) us to pay Thoma Bravo a termination fee of 2.7% of the equity value under certain circumstances (0.9% with respect to a proposal made during the “go-shop” period) and (iv) a portion of the unvested stock options and RSUs held by employees be accelerated in the event that they were terminated without cause, or for “good reason”.
Later on September 23, 2022, a representative of Party B informed representatives of Morgan Stanley that Party B would not be making a proposal to acquire us.
On September 25, 2022, Morgan Stanley provided us with a customary disclosure document describing certain relationships between Morgan Stanley and representatives thereof on the one hand and UserTesting and Thoma Bravo, and their respective affiliates, on the other hand. This disclosure document indicated, among other matters, that Morgan Stanley or an affiliate thereof was a lender to certain portfolio companies of Thoma Bravo, and acted as administrative agent with respect to credit facilities of two such portfolio companies, including UserZoom. We provided a copy of this disclosure document to the Board on September 26, 2022.
Between September 26, 2022 and October 3, 2022, members of our management conducted several meetings with representatives of Thoma Bravo at which members of our management provided due diligence presentations and answered questions. Representatives of Fenwick & West and Kirkland & Ellis were in attendance for the meetings with respect to legal matters.
On September 28, Mr. MacMillan met with representatives of Thoma Bravo and Sunstone Partners to become better acquainted and to discuss our company.
On September 30, 2022, representatives of Fenwick & West and representatives of Kirkland & Ellis discussed the initial draft of the Merger Agreement. During this meeting, the representatives of Kirkland & Ellis (i) proposed a “go-shop” period of 30 days, (ii) rejected our proposal that Thoma Bravo pay us a reverse termination fee if the Proposed Transaction cannot close because of a failure to obtain necessary antitrust approvals or clearances, (iii) proposed that we pay Thoma Bravo a termination fee of 3.0% of the equity if the Merger Agreement was terminated under certain circumstances (1.5% with respect to a proposal made during the “go-shop” period), and (iv) rejected our proposal that a portion of the unvested stock options and RSUs held by employees be accelerated in the event that they were terminated without cause, or for “good reason.”
Later on September 30, 2022, Messrs. MacMillan, Pexton, Satterwhite and Doktorczky and Mses. Sabet and Mekhalfa, met with representatives of Thoma Bravo and discussed our anticipated third quarter financial results, with representatives of Morgan Stanley and Ernst & Young in attendance. These anticipated results included revenue and calculated billings (total revenue plus the change in contract liabilities from the beginning to the end of the period, a non-GAAP financial measure that is indicative of amounts invoiced to customers) that were lower than those anticipated by Wall Street analysts, Thoma Bravo and the September Financial Forecast.
On October 3, 2022, a senior representative of Thoma Bravo contacted representatives of Morgan Stanley and informed them that, as a result of our third quarter financial results (and in particular, our calculated billings for the quarter), trends in our end markets and the increased cost to Thoma Bravo to secure debt financing for the Proposed Transaction in light of current debt market conditions, Thoma Bravo was no longer willing to proceed at the previously proposed price of $10.00 per share but did not indicate a price per share at which Thoma Bravo was willing to proceed.

Following that call, on October 3, 2022, as a result of Thoma Bravo’s indication that it would be reducing the valuation, we instructed our advisors to cease engaging with Thoma Bravo’s advisors.
On October 4, 2022, representatives of Thoma Bravo contacted representatives of Morgan Stanley and verbally indicted that Thoma Bravo may be prepared to resume discussions at a price of $7.50 per share, subject to further due diligence regarding our financial outlook and our go-to-market strategy (the “October 4 Proposal”). The October 4 Proposal represented a premium of approximately 95% over our closing stock price of $3.84 on October 3, 2022.
Following that call, on October 4, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, Mr. MacMillan and representatives of Morgan Stanley reviewed the October 4 Proposal, including the rationales conveyed by Thoma Bravo for the price decrease. Messrs. MacMillan and Pexton provided the Board an update on our financial results for the quarter ended September 30, 2022. A representative of Fenwick & West then reviewed the fiduciary duties of the Board in considering the October 4 Proposal. Following discussion, the Board directed representatives of Morgan Stanley and our management to reject the October 4 Proposal because of the magnitude of the price decrease and the lack of certainty and specificity in the October 4 Proposal.
Later on October 4, 2022, a representative of Morgan Stanley contacted a senior representative of Thoma Bravo and informed him that the Board had rejected the October 4 Proposal.
Later on October 4, 2022, the same senior representative of Thoma Bravo then contacted Mr. MacMillan to reiterate Thoma Bravo’s rationale for its revised view of valuation.
On October 5, 2022, as a result of the Board’s determination, we terminated the engagement letter with Morgan Stanley and also terminated the access of Thoma Bravo and its advisors to the virtual data room.
On October 9, 2022, representatives of Thoma Bravo contacted Mr. MacMillan and verbally indicated that it was evaluating its ability to proceed at a price of $7.50 per share, subject to further due diligence regarding our financial outlook and our go-to-market strategy. Mr. MacMillan responded that, in light of the Board’s previous direction regarding the October 4 Proposal, any proposal would need to provide us with substantially greater certainty and specificity, and not be subject to any further due diligence that could affect valuation.
On October 12, 2022, representatives of Thoma Bravo contacted Mr. MacMillan and verbally indicated that it would likely be willing to proceed at a price of $7.00 per share given market conditions, which represented a premium of approximately 89% over our closing stock price of $3.71 on October 11, 2022. Mr. MacMillan responded that the proposal to proceed at a price of $7.00 per share was insufficient and the proposal did not provide us with the level of certainty and specificity that was necessary. Mr. MacMillan noted that, at the October 4, 2022 Board Meeting, the Board was not supportive of $7.50 per share without greater certainty and specificity.
On October 13, 2022, representatives of Thoma Bravo contacted Mr. MacMillan and verbally indicated that Thoma Bravo would be willing to proceed at a price of $7.25 per share, which represented a premium of approximately 94% over our closing stock price of $3.74 on October 12, 2022, subject to further due diligence regarding our financial outlook. Mr. MacMillan responded that he did not anticipate the Board would support a transaction at a price of $7.25 per share, especially in view of the continued lack of certainty and specificity as to terms and due diligence requirements, but that, nevertheless, he would communicate the proposal to the Board. Later that day, Mr. MacMillan communicated this proposal to the Board.
On October 16, 2022, we sent a letter to Thoma Bravo requesting that Thoma Bravo and its advisors return to us, or destroy, all confidential information that had been provided to them pursuant to the Confidentiality Agreement.
On October 20, 2022, representatives of Thoma Bravo contacted Mr. MacMillan and verbally indicated that Thoma Bravo would be willing to proceed at a price of $7.50 per share and that it had generally completed their due diligence on us (other than confirmatory legal due diligence), to which Mr. MacMillan responded that Thoma Bravo should put the offer in writing and provide along with any proposed significant changes to the draft Merger Agreement so that the Board could fully evaluate the terms being proposed and the certainty of the Proposed Transaction.
On October 20, 2022, Thoma Bravo and UserZoom submitted a further revised non-binding indication of interest to acquire all of the outstanding shares of our common stock for $7.50 per share (the “October 20 Proposal”), representing a premium of approximately 112% over our closing stock price of $3.54 on October 20, 2022, and a revised draft of the Merger Agreement. Among other terms reflected in the draft Merger Agreement, the Merger Agreement (i) included a “go-shop” period of 45 days, which was unchanged from the initial draft Merger Agreement that Fenwick & West sent to Kirkland & Ellis, (ii) rejected our proposal that Thoma Bravo pay us a reverse termination fee if the Proposed Transaction cannot close because of a failure to obtain necessary antitrust approvals or clearances, (iii) proposed that we pay Thoma Bravo a termination fee of 2.7% of the equity under certain circumstances (0.9% with respect to a proposal made during the “go-shop” period), which was unchanged from the initial draft Merger Agreement that Fenwick & West sent to Kirkland & Ellis and (iv) rejected our proposal that a portion of the unvested stock options and RSUs held by employees be accelerated in the event that they were terminated without cause, or for “good reason.”
Later on October 20, 2022, our management contacted representatives of Morgan Stanley to discuss the October 20 Proposal and next steps, and determined to engage in further discussions with Thoma Bravo to confirm that Thoma Bravo was firm on price and that Thoma Bravo did not require additional due diligence that could be expected to affect their valuation, and determined that upon such confirmation from Thoma Bravo, we would review the October 20 Proposal with the Board.
On October 21, 2022, at the direction of our management, representatives of Morgan Stanley discussed the Proposed Transaction with representatives of Thoma Bravo, including Thoma Bravo’s plan to commit equity capital to fund the entire cash consideration payable at closing under the Merger Agreement and that Thoma Bravo would potentially seek debt financing for a portion of the purchase price following the signing of the Merger Agreement. During such discussion and at the direction of our management, representatives of Morgan Stanley also noted that we had updated the September Financial Forecast to reflect our third quarter financial performance, and estimates for the fourth quarter. In addition, representatives of Morgan Stanley mentioned that the Board would review the October 20 Proposal after Thoma Bravo confirmed it was now firm on price and that no additional diligence items were needed for Thoma Bravo to complete its valuation diligence. Representatives of Thoma Bravo replied that they needed to see our revenue and billing results for the third quarter along with current revenue and billings estimates for the fourth quarter, and a current fully-diluted share calculation.
Later on October 21, 2022, at the direction of our management, representatives of Fenwick & West sent a revised draft of the Merger Agreement, and an initial draft of our related disclosure letter to representatives of Kirkland & Ellis.
On October 22, 2022, we provided representatives of Thoma Bravo with our revenue and billing results for the third quarter along with current revenue and billings estimates for the fourth quarter and a current fully-diluted share calculation and, after reviewing this information, Thoma Bravo confirmed to representatives of Morgan Stanley the $7.50 per share price included in the October 20 Proposal and that no additional due diligence that could be expected to affect their valuation remained outstanding.
Later on October 22, 2022, representatives of Fenwick & West and Kirkland & Ellis discussed the revised draft of the Merger Agreement, and between October 23, 2022 and October 26, 2022, representatives of Fenwick & West and Kirkland & Ellis exchanged revised drafts of the Merger Agreement and our disclosure letter and conducted a number of conference calls regarding the draft Merger Agreement. Among other items in the draft Merger Agreement, the parties negotiated exceptions to the interim operating covenants regarding actions that we could take following the execution of the Merger Agreement.
Later on October 22, 2022, Morgan Stanley provided us with an updated customary disclosure document describing certain relationships between Morgan Stanley and representatives thereof on the one hand and UserTesting and Thoma Bravo, and their respective affiliates, on the other hand, which reiterated the relationships identified in the disclosure document previously provided to us. We provided a copy of this disclosure document to the Board on October 23, 2022.

On October 23, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, Mr. MacMillan and representatives of Morgan Stanley reviewed the October 20 Proposal and the status of the Proposed Transaction, including that Thoma Bravo had confirmed the price included in the October 20 Proposal and that no additional valuation diligence remained outstanding. Mr. Pexton then presented the updated long-term financial forecast that was developed by our management over the course of October, a copy of which had been provided to the Board for review prior to the meeting, for the fiscal years ending December 31, 2022 through 2025 with certain extrapolations prepared by Morgan Stanley for the fiscal years ending December 31, 2026 through 2036 with the guidance of our management (the “October Financial Forecast”) that reflected the potential impact of our financial results for the third quarter ended September 30, 2022 on future periods, and which reflected reduced levels of revenue, gross margin, EBITDA and unlevered free cash flow as compared to the September Financial Forecast as a result of our revenue and billing results for the third quarter and estimates for the fourth quarter and trends in our end markets that we observed subsequent to our preparation of the September 21 forecast. The October Financial Forecast is described in more detail in the section of this proxy statement captioned “— Management Projections”. A representative of Fenwick & West then described the status of negotiations of the Merger Agreement. The Board then discussed the October 20 Proposal in light of the October Financial Forecast and these trends in our end markets, and the risks to our business of current increased economic and market uncertainty, and directed our senior management to continue to work with Thoma Bravo to complete negotiations on the basis of the October 20 Proposal. Representatives of Morgan Stanley left the meeting. The Board and a representative of Fenwick & West then discussed the updated relationship disclosure that had been provided by Morgan Stanley, and the Board determined to re-engage Morgan Stanley and we subsequently executed an addendum to the engagement letter with Morgan Stanley on October 24, 2022 to reinstate the terms of such engagement letter. The Board then approved the use of the October Financial Forecast by Morgan Stanley in its financial analyses of the Proposed Transaction.
Later on October 23, 2022, representatives of Kirkland & Ellis sent to representatives of Fenwick & West initial drafts of each of the Equity Commitment Letters and Guaranties to be entered into by the Thoma Bravo Funds and by the Sunstone Partners Funds concurrently with the execution of the Merger Agreement. From October 24, 2022 through October 26, 2022, representatives from Fenwick & West and Kirkland & Ellis negotiated the Equity Commitment Letters and Guaranties.
On October 25, 2022, the Board held a meeting at which Mr. Pexton, Ms. Sabet and representatives of Fenwick & West and Morgan Stanley were present. At the meeting, Mr. MacMillan, Ms. Sabet and Morgan Stanley provided an update on the discussions with Thoma Bravo and Fenwick & West then led a discussion regarding material terms of the Merger Agreement and certain open issues, including the restrictions on the operation of our business following execution of the Merger Agreement.
On October 26, 2022, representatives of Kirkland & Ellis and representatives of Fenwick & West completed their negotiation of the Merger Agreement, Equity Commitment Letters and Guaranties.
On October 26, 2022, the Board held a meeting at which Mr. Pexton, Mses. Sabet and Huff and representatives of Fenwick & West and Morgan Stanley were present. Representatives of Morgan Stanley delivered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 26, 2022, to the effect that, as of October 26, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the per share consideration of $7.50 in cash to be received by the holders of shares of our common stock (other than holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of our common stock. Morgan Stanley’s opinion is more fully described in the section of this proxy statement captioned “— Opinion of Morgan Stanley & Co. LLC.” Representatives of Fenwick & West reviewed with the Board its fiduciary duties and summarized the key terms of the transaction, including the outcome of the negotiations with respect to the “go-shop” provision and the restrictions on the operation of our business following execution of the Merger Agreement. Following discussion and consideration of the Merger Agreement and the other transactions contemplated by the Merger Agreement (including the factors described in the section titled “— Reasons for the Merger; Recommendation of the Board”), the members of the Board unanimously (i) determined that it was in the best interests of us and our stockholders, and declared it advisable, to enter into the Merger Agreement; (ii) approved the execution and delivery of the Merger Agreement by us, the performance by us of our covenants and other obligations thereunder, and the consummation of the merger upon the terms and subject to the conditions set forth therein; (iii) recommended that our stockholders adopt the Merger Agreement in accordance with the DGCL; and (iv) directed that the adoption of the Merger Agreement be submitted for consideration by our stockholders at a meeting thereof. Further, the members of the Board reviewed and approved the equity commitment letters, the limited guaranties, our disclosure letter and other transaction documents. Representatives of Morgan Stanley then reviewed the proposed “go-shop” process, including providing a list of parties to be contacted by Morgan Stanley following announcement of the transaction, and the Board directed Morgan Stanley to contact these parties to determine whether they would be interested in evaluating an acquisition of our company.
Overnight on October 26, 2022, we and Thoma Bravo executed the Merger Agreement and delivered the executed Equity Commitment Letters and Limited Guaranties. After execution of the transaction agreements, we and Thoma Bravo issued a joint press release announcing the entry into the Merger Agreement before the opening of The New York Stock Exchange on October 27, 2022.
From October 27, 2022, after the transaction was announced, and through December 5, 2022, at the direction of the Board and the Transaction Committee, Morgan Stanley contacted 25 strategic counterparties and 19 financial sponsor counterparties regarding a potential acquisition of us in connection with the “go-shop” provision in the Merger Agreement. Over the course of this period, 22 of the strategic counterparties contacted, and all 19 of the financial sponsor counterparties contacted, affirmatively declined to further evaluate a potential transaction.
On December 10, 2022, at 11:59 p.m. Pacific Time, the go-shop period provided for in the Merger Agreement will expire.
Recommendation of the Board of Directors and Reasons for the Merger
Recommendation of the Board of Directors
The Board carefully reviewed and considered the proposed Merger in consultation with UserTesting’s management and legal and financial advisors and the Board has unanimously (i) determined that it is in the best interests of UserTesting and our stockholders, and declared it advisable, to enter into the Merger Agreement, (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and (iii) resolved to recommend that our stockholders adopt the Merger Agreement and directed that such matter be submitted for the consideration of our stockholders at the Special Meeting.
The Board unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement and (2) “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Reasons for the Merger
The Board carefully reviewed and considered the proposed Merger in consultation with our management and legal and financial advisors and the Board has unanimously (i) determined that it is in the best interests of us and our stockholders, and declared it advisable, to enter into the Merger Agreement, (ii) approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, and (iii) recommended that our stockholders adopt the Merger Agreement and directed that such matter be submitted for the consideration of our stockholders at a special meeting of our stockholders.
In reaching these decisions, the Board considered the following positive reasons to support the Merger Agreement and the transactions contemplated thereby:
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the fact that the price of $7.50 per share in cash payable in the Merger provides certainty, immediate value and liquidity to our stockholders;

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the historical market prices, volatility and trading information with respect to shares of our common stock, including the fact that $7.50 per share to be received by our stockholders in the Merger constituted a premium of:

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approximately 94% over the closing price of our common stock as of October 26, 2022, the last trading day before the public announcement of the Merger; and

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approximately 96% over the average price of our common stock for the 30 trading days ended October 26, 2022;

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the current and prospective business environment in which we operate, including international, national and local economic conditions, the competitive environment, and the likely effect of these factors on us and the execution of our plans as a standalone company, including the risks of current increased economic and market uncertainty;

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the Board’s belief that the $7.50 per share in cash payable in the Merger was more favorable to our stockholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to us, based upon the directors’ extensive knowledge of our business, assets, financial condition and results of operations, the execution challenges that we potentially face, our historical and projected financial performance, and market dynamics, and the belief that the Merger represented an attractive and comparatively certain value for our stockholders relative to the risk-adjusted prospects for us on a standalone basis;

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the fact that the consideration to be paid in the Merger is payable solely in cash, which allows our stockholders to realize immediate liquidity and certainty of value in respect of their shares of common stock, while eliminating the effect on our stockholders of long-term business and execution risk;

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the results of our outreach, with the assistance of Morgan Stanley, to the strategic parties and financial sponsors that the Board believed would be most likely to be interested in evaluating a potential transaction and able to provide an attractive valuation;

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the potential negative risk to the business in the event that discussions regarding a potential acquisition should become publicly known;

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our right, pursuant to a go-shop period ending 11:59 p.m. Pacific Time on December 10, 2022, to solicit Alternative Acquisition Proposals from, and participate in discussions and negotiations with, third parties regarding Alternative Acquisition Proposals;

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the belief that, after multiple rounds of negotiations with Thoma Bravo and its representatives (as described in more detail under the section of this proxy statement captioned “— Background of the Merger”), $7.50 per share was the highest price that Thoma Bravo was willing to pay as of the date of execution of the Merger Agreement and that the terms of the Merger Agreement include the most favorable terms to us, in the aggregate, to which Thoma Bravo was willing to agree;

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the oral opinion of Morgan Stanley rendered to the Board, subsequently confirmed in writing, that, as of October 26, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth therein, the $7.50 per share in cash to be received by holders of shares of our common stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders of shares of our common stock, as more fully described below under the section of this proxy statement captioned “— Opinion of Morgan Stanley & Co. LLC,” which full text of the written opinion is attached as Annex B to this proxy statement and is incorporated by reference in this proxy statement in its entirety;

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the fact that we have sufficient operating flexibility to conduct our business in the ordinary course prior to the consummation of the Merger;

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the conditions to closing contained in the Merger Agreement, which are limited in number and scope, and which, in the case of the condition related to the accuracy of our representations and warranties, is generally subject to a Company Material Adverse Effect (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Representations and Warranties”) qualification;

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the ability of the Board to furnish information to, and conduct negotiations with, third parties in certain circumstances, to terminate the Merger Agreement to accept a Superior Proposal upon payment of a termination fee of $33,880,000 (which the Board believed was reasonable under the circumstances) and to terminate the Merger Agreement to accept a Superior Proposal received prior to 11:59 p.m. Pacific Time on December 20, 2022 to enter into a definitive agreement with respect to a Superior Proposal received from certain parties upon payment of a reduced termination fee equal to $10,160,000;

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the End Date of April 26, 2023 (subject to extension under certain circumstances), which is expected to allow for sufficient time to complete the Merger;

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the availability of statutory appraisal rights to our stockholders who do not vote in favor of the adoption of the Merger Agreement and otherwise comply with all required procedures under the DGCL;

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the absence of a financing condition in the Merger Agreement, the obligations of Parent under the Merger Agreement to arrange and consummate the financing, and the limited number and nature of the conditions in the Financing Letters;

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our ability, under circumstances specified in the Merger Agreement and the Equity Commitment Letter, to specifically enforce Parent’s obligation to cause the equity financing to be funded as contemplated by the Merger Agreement and the Equity Commitment Letter;

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the requirement that, in the event of a failure of the Merger to be consummated under certain circumstances, Parent will pay us a termination fee of $67,760,000, and the obligations of the Thoma Bravo Funds and the Sunstone Partners Funds under the Guaranties to fund such amount;

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representations by Parent in the Merger Agreement that it will have adequate resources to pay the merger consideration and other amounts required to consummate the Merger, taking into account the proceeds from the Financing Letters and our projected cash balance;

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our rights to specific performance under the terms and subject to the conditions set forth in the Merger Agreement; and

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the likelihood that the Merger would be consummated, in light of the experience, reputation and financial capabilities of Thoma Bravo and its equity financing sources.

In the course of its deliberations, the Board also considered, among other things, the following negative factors:
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the fact that we would no longer exist as an independent, publicly traded company and our stockholders would not benefit from any future growth potential or benefit from any future increase in our value as a private company;

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the possibility that the Merger will not be consummated and the potential negative effects on our business, operations, financial results and stock price;

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the potential negative effects of the public announcement of the Merger on our sales, operating results and stock price, its ability to retain key management, sales, engineering and other personnel, and its relationships with customers, suppliers and partners;

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the restrictions on the conduct of our business prior to the completion of the Merger, requiring us to conduct our business in the ordinary course and preventing us from taking certain specified actions, subject to specific limitations and exceptions, all of which may delay or prevent us from undertaking business opportunities pending completion of the Merger;

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the significant costs involved in connection with entering into the Merger Agreement and completing the Merger (many of which are payable whether or not the Merger is consummated) and the substantial time and effort of our management required to complete the Merger, which may disrupt our business operations and have a negative effect on its financial results;

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the conditions to the obligations of Parent to complete the Merger and the right of Parent to terminate the Merger Agreement under certain circumstances;

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the fact that the Merger Agreement precludes us from actively soliciting Alternative Acquisition Proposals after the Go-Shop Period, and the possibility that we may be obligated to pay Parent a termination fee of $33,880,000, or $10,160,000 in the event that we terminate the Merger Agreement under certain circumstances;

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if Parent fails to complete the Merger as a result of the failure to obtain the financing under the Debt Commitment Letter or a breach of the Merger Agreement in certain circumstances, remedies are generally limited to the Parent termination fee payable by Parent as described above, which may be inadequate to compensate us for the damage caused, and if available, other rights and remedies may be expensive and difficult to enforce, and the success of any such action may be uncertain;

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the fact that completion of the Merger requires certain regulatory clearances, including under applicable antitrust laws, and the fact that even if obtained, these clearances may delay the completion of the Merger;

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the possible loss of our key management or other personnel during the pendency of the Merger;

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the risk of litigation;

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the fact that the consideration consists of cash and will therefore be taxable to our stockholders who are subject to taxation for U.S. federal income tax purposes; and

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the interests that certain of our directors and executive officers may have with respect to the Merger, in addition to their interests as our stockholders generally, as described in the section of this proxy statement captioned “The Merger — Interests of Executive Officers and Directors of UserTesting in the Merger.”

The foregoing discussion of reasons for the recommendation to adopt the Merger Agreement is not meant to be exhaustive but addresses the material information and factors considered by the Board in consideration of their respective recommendations. In view of the wide variety of factors considered by the Board in connection with its evaluation of the Merger and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their respective determinations and recommendations. Rather, in considering the information and factors described above, individual members of the Board each applied his or her own personal business judgment to the process and may have given differing weights to differing factors. The Board based their respective unanimous recommendations on the totality of the information presented. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement captioned “Forward-Looking Statements.”
Opinion of Morgan Stanley & Co. LLC
UserTesting retained Morgan Stanley to provide it with financial advisory services and a financial opinion in connection with the possible sale of UserTesting. The Board of Directors selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s qualifications, expertise and reputation, its extensive expertise and experience advising software companies in connection with potential strategic transactions (including but not limited to numerous transactions with Thoma Bravo), and its knowledge of UserTesting’s business and affairs based on its longstanding relationship with UserTesting, including as a result of acting as UserTesting’s lead underwriter in its initial public offering in November 2021. At the meeting of the Board of Directors on October 26, 2022, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that, as of October 26, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the $7.50 per share in cash to be received by holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders of shares of UserTesting common stock.
The full text of the written opinion of Morgan Stanley, dated as of October 26, 2022, which sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion, is attached to this proxy statement as Annex B and incorporated by reference in this proxy statement in its entirety. The summary of the opinion of Morgan Stanley in this proxy statement is qualified in its entirety by reference to the full text of the opinion. You are encouraged to read Morgan Stanley’s opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board of Directors, in its capacity as such, and addresses only the fairness from a financial point of view of the $7.50 per share in cash to be received by the holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement as of the date of the opinion and does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or a recommendation as to how UserTesting stockholders should vote at the Special Meeting. The summary of the opinion of Morgan Stanley set forth below is qualified in its entirety by reference to the full text of the opinion.
In connection with rendering its opinion, Morgan Stanley, among other things:
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reviewed certain publicly available financial statements and other business and financial information of UserTesting;

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reviewed certain internal financial statements and other financial and operating data concerning UserTesting;

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reviewed certain financial projections prepared by the management of UserTesting and certain extrapolations prepared with guidance from the management of UserTesting (which were reviewed and approved by the Board of Directors for Morgan Stanley’s use);

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discussed the past and current operations and financial condition and the prospects of UserTesting with senior executives of UserTesting;

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reviewed the reported prices and trading activity for UserTesting common stock;

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compared the financial performance of UserTesting and the prices and trading activity of UserTesting common stock with that of certain other publicly-traded companies comparable with UserTesting, and their securities;

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reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

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participated in certain discussions and negotiations among representatives of UserTesting, Parent and their legal advisors;

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reviewed a draft of the Merger Agreement dated as of October 26, 2022, drafts of each of the Equity Commitment Letters and the Guaranties, in each case substantially in the form of the drafts dated October 26, 2022, and certain related documents; and

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performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by UserTesting, and formed a substantial basis for its opinion. With respect to the October Financial Forecast, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of UserTesting’s management of the future financial performance of UserTesting. Morgan Stanley expressed no view as to such financial projections or the assumptions on which they were based. In addition, Morgan Stanley assumed that the Merger would be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including among other things, that Parent will obtain financing in accordance with the terms set forth in the Equity Commitment Letters, and that the definitive merger agreement and Equity Commitment Letters would not differ in any material respect from the drafts thereof furnished to Morgan Stanley. Morgan Stanley assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions would be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of UserTesting and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley’s opinion does not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of UserTesting’s officers, directors or employees, or any class of such persons, relative to the $7.50 per share in cash to be received by the holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) in the Merger. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of UserTesting, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of, October 26, 2022. Events occurring after October 26, 2022 may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.
Summary of Financial Analyses
The following is a brief summary of the material analyses performed by Morgan Stanley in connection with its oral opinion as of October 26, 2022, subsequently confirmed in writing as of such date, to the Board of Directors. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley utilized and was directed by the Board of Directors to rely upon, among other matters, (i) the October Financial Forecast, which included extrapolations through calendar year 2036 prepared by Morgan Stanley that were reviewed and approved for Morgan Stanley’s use by the Board of Directors, and (ii) certain estimates of equity research analysts available as of October 26, 2022, which included extrapolations through calendar year 2025 prepared by Morgan Stanley (the “Street Consensus”). The October Financial Forecast are more fully described below in the section of this proxy statement captioned “— Projections.” In accordance with direction from the Board of Directors, Morgan Stanley utilized the Street Consensus and the October Financial Forecast in its financial analyses described below.
Public Trading Comparables Analysis
Morgan Stanley performed a public trading comparables analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared certain financial estimates for UserTesting with comparable publicly available consensus equity analyst research estimates for companies, selected based on Morgan Stanley’s professional judgment and experience, that share similar business characteristics and have certain comparable operating characteristics including, among other things, similarly sized revenue and/or revenue growth rates, market capitalizations, profitability, scale and/or other similar operating characteristics (these companies are referred to as the “comparable companies”). These comparable companies are identified below.
For purposes of this analysis, Morgan Stanley analyzed the ratio of aggregate value to estimated revenue for each of the comparable companies utilizing publicly available financial information from consensus equity analyst research estimates for calendar year 2023 (which ratio is referred to herein as “AV/CY2023E Revenue Multiple”). For purposes of its analyses, Morgan Stanley defined “aggregate value” as a company’s fully diluted equity value plus total debt, less cash and cash equivalents.
The range of observed AV/CY2023E Revenue Multiples for the selected customer experience comparable companies was 2.7x to 6.0x, with a median observed multiple of 4.8x, and for the selected software financial comparable companies was 1.3x to 4.8x, with a median observed multiple of 2.5x. The following is a list of the selected comparable companies reviewed, together with the applicable multiples:
Selected Comparable Company	AV/ CY2023E Revenue Multiple
Selected Customer Experience Comparable Companies
Amplitude, Inc.	6.0x
Braze, Inc.	5.6x
Qualtrics International Inc.	4.0x
Sprinklr, Inc.	2.7x
Selected Software Financial Comparable Companies
BigCommerce Holdings, Inc.	3.2x
CS Disco, Inc.	2.5x
Couchbase, Inc.	2.6x
Semrush Holdings, Inc.	4.8x
Sumo Logic, Inc.	1.9x
WalkMe Ltd.	1.3x
Based on an analysis of the relevant metrics for each of the comparable companies and upon the application of its professional judgment and experience, Morgan Stanley selected a representative range of AV/CY2023E Revenue Multiples of 2.0x – 4.0x and applied this range of multiples to the estimated revenue for UserTesting for calendar year 2023 based on the Street Consensus. In addition, for the purpose of this analysis, Morgan Stanley calculated UserTesting’s aggregate value assuming UserTesting’s net cash as of September 30, 2022 as provided by UserTesting’s management. Based on the calculations set forth above and the outstanding shares of UserTesting common stock on a fully diluted basis as provided by UserTesting management on October 25, 2022, this analysis implied an estimated value per share of UserTesting common stock of $3.80 to $6.46.
No company utilized in the public trading comparables analysis is identical to UserTesting. In evaluating the comparable companies, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond UserTesting’s control. These include, among other things, the impact of competition on UserTesting’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of UserTesting and the industry, and in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable company data.
Discounted Equity Value Analysis
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into a theoretical estimate of the potential future equity value of a company as a function of such company’s estimated future revenue. The resulting estimated future equity value is subsequently discounted back to the present day to arrive at an illustrative estimate of the implied present value for the company’s common stock. In connection with this analysis, Morgan Stanley calculated a range of implied present equity values per share of UserTesting common stock on a standalone basis for each of the Street Consensus and October Financial Forecast.
To calculate the discounted equity value per share of UserTesting common stock, Morgan Stanley used calendar year 2025 estimated revenue of approximately $335 million based on the Street Consensus and approximately $348 million based on the October Financial Forecast. For each scenario, Morgan Stanley calculated the future-implied aggregate value of UserTesting as of December 31, 2024 by applying its public trading comparables analysis reference range for AV/CY2023E Revenue Multiples of 2.0x — 4.0x to UserTesting’s calendar year 2025 estimated revenue based on each of the Street Consensus and the October

Financial Forecast. In each case, Morgan Stanley then divided the future-implied aggregate value by estimated future diluted shares outstanding (with such estimates provided by UserTesting’s management) to calculate a future implied equity value per share. Morgan Stanley then discounted the resulting future implied equity values per share to December 31, 2022 using a discount rate equal to UserTesting’s assumed cost of equity of 13.5 percent, which cost of equity was selected based on the application of Morgan Stanley’s professional judgment and experience. Based on these calculations, this analysis implied the following value ranges per share of UserTesting’s common stock:
Forecast Scenario	Implied Value Per Share Range of UserTesting Common Stock ($)
Street Consensus	3.84 – 7.15
October Financial Forecast	4.08 – 7.51
Discounted Cash Flow Analysis
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future cash flows and terminal value of such company. Morgan Stanley calculated a range of fully diluted equity values per share for UserTesting common stock based on a discounted cash flow analysis to value UserTesting as a standalone entity. Morgan Stanley utilized estimates from the October Financial Forecast for purposes of its discounted cash flow analysis, as more fully described below.
Morgan Stanley first calculated the estimated unlevered free cash flow, which is defined as non-GAAP earnings before interest, taxes, depreciation and amortization (burdened by stock based compensation), less taxes and capital expenditures, and adjusted for changes in net working capital (excluding deferred revenue) and deferred revenue. To calculate terminal value, Morgan Stanley applied a range of perpetual growth rates of 3.0 percent to 4.0 percent, based on Morgan Stanley’s professional judgment. Morgan Stanley then discounted the unlevered free cash flows and terminal value to present values as of December 31, 2022 using a range of discount rates from 12.5% to 14.5%, which discount rates were selected based on the application of Morgan Stanley’s professional judgment and experience, to reflect an estimate of UserTesting’s weighted average cost of capital. The resulting aggregate value was then adjusted to add net cash and further adjusted to add the net present value of net operating losses.
Based on the outstanding shares of UserTesting common stock on a fully diluted basis as provided by UserTesting’s management on October 25, 2022, this analysis implied an estimated value per share of UserTesting common stock of $3.59 to $5.17.
Precedent Transactions Multiples Analysis
Morgan Stanley performed a precedent transactions multiples analysis, which is designed to imply a value of a company based on publicly available financial terms, by reviewing publicly available statistics for selected comparable transactions. Such comparable transactions included certain software transactions since 2018 that were selected because they shared certain characteristics with the Merger, as determined based on the application of Morgan Stanley’s professional judgment and experience. For each such transaction, Morgan Stanley noted the aggregate value of the transaction as a multiple of the estimated revenue of the target company for the twelve month period following the announcement date of the applicable transaction (which multiple is referred to herein as “AV/NTM Revenue Multiple”).

The following is the list of the selected software transactions reviewed:
Selected Software Transactions (Target/Acquiror)	Announcement Date	AV/NTM Revenue Multiple
Strategic Acquirors
Callidus Software Inc. / SAP America, Inc.	2018	8.3x
Carbon Black, Inc. / VMware, Inc.	2019	8.0x
Carbonite, Inc. / Open Text Corporation	2019	2.7x
Datto, Inc. / Kaseya Limited	2022	8.3x
MobileIron, Inc. / Ivanti, Inc.	2020	4.1x
VMware, Inc / Broadcom Inc.	2022	4.7x
Financial Sponsor Acquirors
Apptio, Inc. / Vista Equity Partners Management, LLC	2018	7.0x
Athenahealth, Inc. / Veritas Capital Fund Management, L.L.C.	2018	3.9x
Avalara, Inc. / Vista Equity Partners Management, LLC	2022	9.1x
Cambium Learning Group, Inc. / Veritas Capital Fund Management, L.L.C.	2018	4.2x
CDK Global, Inc. / Brookfield Business Partners L.P.	2022	4.5x
Cision Ltd. / Platinum Equity Advisors, LLC	2019	3.5x
Citrix Systems, Inc. / Vista Equity Partners Management, LLC	2022	5.0x
Cloudera, Inc. / Clayton Dubilier & Rice, LLC; Kohlberg Kravis Roberts & Co. L.P.	2021	5.3x
Ellie Mae, Inc. / Thoma Bravo LLC	2019	6.8x
Endurance International Group Holdings, Inc. / Clearlake Capital Group L.P.	2020	2.7x
Forescout Technologies, Inc. / Advent International Corporation; Crosspoint Capital Partners, LP	2020	4.9x
ForgeRock, Inc. / Thoma Bravo LP	2022	8.3x
Imperva, Inc. / Thoma Bravo LLC	2018	4.7x
Instructure, Inc. / Thoma Bravo LLC	2019	6.6x
LogMeIn, Inc. / Francisco Partners Management L.P.; Evergreen Coast Capital Corporation	2019	3.4x
McAfee Corp. / Advent International Corporation; Permira Advisers LLC; Crosspoint Capital Partners, L.P.	2021	7.3x
MINDBODY, Inc. / Vista Equity Partners Management, LLC	2018	6.8x
Ping Identity Holding Corp. / Thoma Bravo LP	2022	7.9x
Pluralsight, Inc. / Vista Equity Partners Management, LLC	2020	7.8x
Proofpoint, Inc. / Thoma Bravo LP	2021	9.3x
QAD Inc. / Thoma Bravo LP	2021	5.3x
RealPage, Inc. / Thoma Bravo LP	2020	8.2x
Sophos Ltd. / Thoma Bravo LP	2019	5.1x
Talend S.A. / Thoma Bravo LP	2021	7.3x
Ultimate Software Group, Inc. / Hellman & Friedman LLC	2019	8.2x
Zendesk, Inc. / Hellman & Friedman LLC; Permira Advisors LLC	2022	5.4x

Based on its analysis of the AV/NTM Revenue Multiples for each of the transactions listed above and upon the application of its professional judgment and experience, Morgan Stanley selected a representative multiple range of 4.5x to 7.5x and applied this range to UserTesting’s estimated calendar year 2023 revenue based on each of the Street Consensus and the October Financial Forecast. The results of this analysis were as follows:
Forecast Scenario	Implied Value Per Share Range of UserTesting Common Stock ($)
Street Consensus	7.12 – 11.10
October Financial Forecast	6.92 – 10.77
No company or transaction utilized in the precedent transactions analysis is identical to UserTesting or the Merger. In evaluating the precedent transactions, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond UserTesting’s control. These include, among other things, the impact of competition on UserTesting’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of UserTesting and the industry, and in the financial markets in general, which could affect the public trading value of the companies and the aggregate value and fully diluted equity value of the transactions to which they are being compared. The fact that points in the range of implied present value per share of UserTesting derived from the valuation of precedent transactions were less than or greater than the $7.50 per share in cash to be received by the holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) is not necessarily dispositive in connection with Morgan Stanley’s analysis of the consideration for the Merger, but is one of many factors Morgan Stanley considered.
Other Information
Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the Board of Directors.
Illustrative Precedent Transaction Premiums
Morgan Stanley reviewed the premiums paid by acquirers in selected public software company transactions occurring in 2022 with an aggregate value greater than $1 billion. For each such transaction, Morgan Stanley noted the distributions of the following financial statistics, where available: (i) the implied premium to the acquired company’s closing share price on the last trading day prior to announcement (or the last full trading day prior to the share price being affected by acquisition rumors or similar merger-related news); and (ii) the implied premium to the acquired company’s 30-day average closing share price prior to announcement (or the last full trading day prior to the share price being affected by acquisition rumors or similar merger-related news).
Based on its analysis of the premia for such transactions and based upon the application of its professional judgment and experience, Morgan Stanley selected (i) a representative range of premia and applied such range to UserTesting’s closing share price on October 26, 2022 and (ii) a representative range of premia and applied such range to UserTesting’s closing share price during the 30 trading days prior to and including October 26, 2022.
The following table summarizes such calculations:
Premia	Representative Range	Implied Value per Share Range of UserTesting Common Stock ($)
Premia to 1-Day Unaffected Share Price	30% – 65%	5.02 – 6.37
Premia to 30-day Average Unaffected Share Price	30% – 55%	4.96 – 5.92

Historical Trading Ranges
Morgan Stanley reviewed the historical trading range of UserTesting common stock for various periods ending on October 26, 2022. Morgan Stanley observed the following:
Trading Periods	Historical Per Share Range of UserTesting Common Stock ($)
Last 30 Days ending on October 26, 2022	3.43 – 4.29
Last 90 Days ending on October 26, 2022	3.43 – 6.42
Since IPO on November 17, 2021 and ending on October 26, 2022	3.43 – 14.01
Equity Research Analysts’ Future Price Targets
Morgan Stanley reviewed certain future public market trading price targets for UserTesting common stock prepared and published by equity research analysts prior to October 26, 2022. These targets reflected each analyst’s estimate of the future public market trading price of UserTesting common stock. The range of undiscounted analyst price targets for the UserTesting common stock was $4.50 to $9.00 per share, with a median of $8.00 per share. Morgan Stanley then discounted the range of analyst price targets per share for the UserTesting common stock to December 31, 2022 at a rate of 13.5%, which was the discount rate selected by Morgan Stanley, upon the application of its professional judgment and experience, to reflect UserTesting’s cost of equity. This analysis indicated an implied range of fully diluted equity values for UserTesting common stock of $4.06 to $8.12 per share.
The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for UserTesting common stock, and these estimates are subject to uncertainties, including the future financial performance of UserTesting and future financial market conditions.
Illustrative Leveraged Buyout Analysis.
Morgan Stanley reviewed a hypothetical leveraged buyout analysis to determine the prices at which a financial sponsor might effect a leveraged buyout of UserTesting. Morgan Stanley based its analysis on the October Financial Forecast. Based on its professional judgment and experience, Morgan Stanley assumed (i) a transaction date of December 31, 2022 and an investment period ending December 31, 2027, (ii) a target range of annualized internal rates of return for the financial sponsor of 20% to 22.5%, (iii) a 21.4% debt-to-capitalization ratio, and balance sheet cash at December 31, 2022 of $165 million as provided by UserTesting’s management as of September 30, 2022, (iv) a range from 3.0x to 4.0x applied to the estimated calendar year 2027 next twelve (12) month revenue exit multiples and (v) no synergies. Based on these calculations, this analysis indicated a range of implied equity value per share of UserTesting common stock of $5.43 to $7.47 per share.
General
In connection with the review of the Merger by the Board of Directors, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of UserTesting. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond UserTesting’s control. These include, among other things, the impact of competition on UserTesting’s business and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of UserTesting and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the $7.50 per share in cash to be received by the holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement and in connection with the delivery of its opinion dated as of October 26, 2022 to the Board of Directors. These analyses do not purport to be appraisals or to reflect the prices at which shares of UserTesting common stock might actually trade.
The $7.50 per share in cash to be received by the holders of shares of UserTesting common stock (other than the holders of the Excluded Shares) pursuant to the Merger Agreement was determined through arm’s-length negotiations between UserTesting and Parent and was approved by the Board of Directors. Morgan Stanley provided advice to the Board of Directors during these negotiations but did not, however, recommend any specific consideration to UserTesting or the Board of Directors, nor did Morgan Stanley opine that any specific consideration constituted the only appropriate consideration for the Merger. Morgan Stanley’s opinion did not address the relative merits of the Merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley’s opinion was not intended to, and does not, constitute an opinion or a recommendation as to how UserTesting stockholders should vote at the Special Meeting.
Morgan Stanley’s opinion and its presentation to the Board of Directors was one of many factors taken into consideration by the Board of Directors to approve and adopt the Merger Agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Board of Directors with respect to the consideration pursuant to the Merger Agreement or of whether the Board of Directors would have been willing to agree to a different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with Morgan Stanley’s customary practice.
The Board of Directors retained Morgan Stanley based upon Morgan Stanley’s qualifications, experience and expertise. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of their customers, in debt or equity securities or loans of UserTesting, Parent, Thoma Bravo and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with UserTesting in connection with the Merger, may have committed and may commit in the future to invest in private equity funds managed by Thoma Bravo or its affiliates and their affiliated funds’ respective portfolio companies (which are referred to collectively herein as the “Thoma Bravo Related Entities”) or in affiliates of Morgan Stanley that may hold direct equity and/or partnership interests in private equity funds managed by Thoma Bravo or the Thoma Bravo Related Entities.
Under the terms of its engagement letter, Morgan Stanley provided UserTesting financial advisory services and an opinion, described in this section and attached to this proxy statement as Annex B, in connection with the Merger, and UserTesting has agreed to pay Morgan Stanley a fee of approximately $20.4 million for its services, $3 million of which was earned following delivery of the opinion described in this section and attached to this proxy statement as Annex B and the remainder of which is contingent upon the consummation of the Merger. UserTesting has also agreed to reimburse Morgan Stanley for its expenses, including fees of outside counsel and other professional advisors, incurred in connection with its engagement. In addition, UserTesting has agreed to indemnify Morgan Stanley and its affiliates, its and their respective officers, directors, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses related to, arising out of or in connection with Morgan Stanley’s engagement, including certain liabilities under the federal securities laws.

In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have provided financial advisory and financing services for UserTesting and received aggregate fees of approximately $2 to $5 million in connection with such services. In the two years prior to the date of Morgan Stanley’s opinion, Morgan Stanley and its affiliates have provided financing services for Thoma Bravo and the Thoma Bravo Related Entities, and have received aggregate fees of approximately $10 to $20 million in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to UserTesting, Thoma Bravo, or the Thoma Bravo Related Entities and their respective affiliates in the future and would expect to receive fees for the rendering of these services. In addition, as of the date of Morgan Stanley’s opinion, Morgan Stanley or one of its affiliates was a lender to certain portfolio companies of Thoma Bravo, and acted as administrative agent with respect to the credit facilities of two such portfolio companies, including UserZoom.
Management Projections
Summary of Projections
Except for financial outlooks with respect to the current fiscal quarter and year issued in connection with our ordinary course earnings announcements, we do not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results due to the inherent unpredictability of the underlying assumptions, estimates and projections, especially over the longer term periods. In connection with the evaluation of the Merger, however, our management prepared the following preliminary financial forecasts:
•
the October Financial Forecast, which was prepared by our management in October 2022 for the fiscal years ending December 31, 2022 through 2025 and included certain extrapolations prepared by Morgan Stanley for the fiscal years ending December 31, 2026 through 2036 with the guidance of our management; and

•
the September Financial Forecast, which was prepared by our management in September 2022 for the fiscal years ending December 31, 2022 through 2025.

The October Financial Forecast and September Financial Forecast are referred to collectively as the “Management Projections”.
The October Financial Forecast was provided to the Board in connection with its consideration of the Merger, and, at the direction of the Board, was used by Morgan Stanley in connection with its financial analysis for purposes of its fairness opinion (as described in more detail in the section of this proxy statement captioned “— Opinion of Morgan Stanley & Co. LLC”). The September 2022 Projections, together with our billings and revenue results for the third quarter of 2022 of approximately $46.4 million and $49.4 million, respectively, and our billings and revenue estimates for the fourth quarter of 2022 of approximately $54.3 million and $50.6 million, respectively, were provided to Parent and Merger Sub in connection with their due diligence review of our company.
The following tables present a summary of the Management Projections.
October Financial Forecast
	Management Case				Extrapolations
	CY2022E	CY2023E	CY2024E	CY2025E	CY2026E	CY2027E	CY2028E	CY2029E	CY2030E	CY2031E	CY2032E	CY2033E	CY2034E	CY2035E	CY2036E
Revenue	$194	$220	$264	$348	$449	$567	$703	$853	$1,013	$1,178	$1,339	$1,489	$1,617	$1,714	$1,774
Gross Profit	$152	$170	$205	$274	$353	$446	$553	$671	$797	$926	$1,053	$1,171	$1,272	$1,348	$1,396
EBITDA(1)	$(33)	$(26)	$(22)	$(14)	$(8)	$3	$21	$46	$78	$119	$167	$220	$275	$330	$382
uFCF(2)	$(59)	$(60)	$(48)	$(47)	$(50)	$(37)	$(16)	$16	$57	$106	$151	$173	$192	$208	$217

(1)
EBITDA is a non-GAAP financial measure defined as net loss or income adjusted to exclude interest, taxes, depreciation and amortization.

(2)
uFCF (Unlevered Free Cash Flow) is a non-GAAP financial measure defined as EBITDA less stock-based compensation, taxes, capital expenditures and plus any decrease (and minus any increase) in net working capital and deferred revenue.

September Financial Forecast
	CY2022E	CY2023E	CY2024E	CY2025E
Revenue	$195	$242	$308	$412
Gross Profit	$152	$186	$238	$321
Non-GAAP Net Income(1)	$(40)	$(21)	$(14)	$2
Calculated Billings(2)	$213	$261	$341	$455

(1)
Non-GAAP net income is a non-GAAP financial measure defined as net income, excluding the impact of stock-based compensation, amortization of intangibles, other non-operating income, benefit from income taxes and certain other items.

(2)
Calculated billings is a non-GAAP financial measure defined as total revenue plus the change in contract liabilities from the beginning to the end of the period, and is intended to reflect amounts invoiced to customers. 2022 Calculated Billings includes actual calculated billings of $50 million and $53 million for the quarters ended March 31, 2022 and June 30, 2022, respectively, and estimated calculated billings of $51 million and $60 million for the quarters ending September 30, 2022 and December 31, 2022, respectively.

Important Information Regarding the Management Projections
The Management Projections were developed by our management on a standalone basis without giving effect to the Merger and the other transactions contemplated by the Merger Agreement. Furthermore, the Management Projections do not take into account the effect of any failure of the transactions contemplated by the Merger Agreement to be completed and should not be viewed as accurate or continuing in that context. Although the Management Projections are presented with numerical specificity, they were based on numerous variables and assumptions made by our management with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to our business, all of which are difficult or impossible to predict accurately and many of which are beyond our control. The Management Projections constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the results forecasted in the Management Projections, including, but not limited to, our performance, industry performance, general business and economic conditions, customer requirements, competition, adverse changes in applicable laws, regulations or rules, the ability to successfully pursue and complete acquisitions, and the various risks set forth in our reports filed with the SEC. There can be no assurance that the Management Projections will be realized or that actual results will not be significantly higher or lower than the Management Projections. The Management Projections cover several years, and such information by its nature becomes less reliable with each successive year. In addition, the Management Projections will be affected by our ability to achieve strategic goals, objectives and targets over the applicable periods. The Management Projections reflect assumptions as to certain business decisions that are subject to change and cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Management Projections should not be regarded as an indication that we, Morgan Stanley, our and their respective officers, directors, affiliates, advisors, or other representatives or anyone who received this information then considered, or now considers, them a reliable prediction of future events, and this information should not be relied upon as such. The inclusion of the Management Projections in this proxy statement should not be regarded as an indication that the Management Projections will be necessarily predictive of actual future events. No representation is made by us or any other person regarding the Management Projections or our ultimate performance compared to such information. The Management Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information about us contained in our public filings with the SEC. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.” In light of the foregoing factors, and the uncertainties inherent in the Management Projections, our stockholders are cautioned not to place undue, if any, reliance on the Management Projections.
The Management Projections were not prepared with a view toward public disclosure or with a view toward complying with the published guidelines of the SEC regarding projections or accounting principles generally accepted in the United States (“GAAP”), or the guidelines established by the American Institute of

Certified Public Accountants with respect to the preparation or presentation of prospective financial information. The Management Projections included in this proxy statement have been prepared by, and are the responsibility of, the Company’s management. Ernst & Young LLP has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Management Projections and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP report incorporated by reference into this proxy statement relates to the Company’s previously issued financial statements. It does not extend to the Management Projections and should not be read to do so.
EBITDA, unlevered free cash flow and non-GAAP net income contained in the Management Projections summarized above are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. The non-GAAP financial measures used in the Management Projections were relied upon by Morgan Stanley for purposes of its opinion and by the Board of Directors in connection with their evaluation of the Merger. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures were not relied upon by Morgan Stanley for purposes of its opinion or by the Board of Directors in connection with its evaluation of the Merger. Accordingly, we have not provided a reconciliation of the financial measures included in the Management Projections to the relevant GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by us may not be comparable to similarly titled amounts used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
The summary of such information above is included solely to give our stockholders access to the information that was made available to the Board of Directors, Morgan Stanley, Parent and Merger Sub, and is not included in this proxy statement in order to influence any stockholder to make any investment decision with respect to the Merger, including whether or not to seek appraisal rights with respect to their shares of our common stock. In addition, the Management Projections have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement, and except as required by applicable securities laws, we do not intend to update or otherwise revise the Management Projections or the specific portions presented to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the underlying assumptions are shown to be in error.
BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF THE MANAGEMENT PROJECTIONS, WE UNDERTAKE NO OBLIGATIONS TO UPDATE, OR PUBLICLY DISCLOSE ANY UPDATE TO, THE MANAGEMENT PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THE MANAGEMENT PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE MANAGEMENT PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE, EXCEPT AND ONLY TO THE EXTENT THAT MAY BE OTHERWISE REQUIRED BY APPLICABLE LAW.
Interests of Our Executive Officers and Directors in the Merger
In considering the recommendation of the Board of Directors that UserTesting stockholders vote to adopt the Merger Agreement, our stockholders should be aware that certain of our non-employee directors and executive officers have interests in the Merger that are different from, or in addition to, those of UserTesting stockholders generally. The Board of Directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement, approving the Merger Agreement and the Merger, and recommending that the Merger Agreement be adopted by our stockholders.

Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:
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The Effective Time is October 31, 2022, which is the assumed date of the Closing of the Merger solely for purposes of the disclosure in this section (the “Change in Control Date”);

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The employment of each of our executive officers will have been terminated by us without “cause” or due to the executive officer’s resignation for “good reason” (as such terms are defined in each of their Change in Control and Severance Agreements), in either case, immediately following the Change in Control Date; and

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The potential payments and benefits described in this section are not at a level subject to a “cutback” to avoid the “golden parachute” excise tax that may be imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).

For purposes of this disclosure, (1) UserTesting’s executive officers are: (i) Andy MacMillan, our President, Chief Executive Officer and Chairperson; (ii) Jon Pexton, our Chief Financial Officer; (iii) Mona Sabet, our Chief Corporate Strategy Officer; (iv) Kaj van de Loo, our Chief Technology Officer; (v) Michelle Huff, our Chief Marketing Officer; (vi) David Satterwhite, our Chief Revenue Officer; and (vii) Matthew Zelen, our Chief Operating Officer, and (2) UserTesting’s named executive officers are: (i) Andy MacMillan; (ii) Jon Pexton; and (iii) David Satterwhite.
As the amounts provided below are estimates based on multiple assumptions that may or may not actually occur or be accurate as of the date referenced, the actual amounts, if any, that may be paid or become payable may materially differ from the amounts set forth below.
Treatment and Quantification of Company Equity Awards
Company Options
At the Effective Time, each Vested Company Option will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Vested Company Option by (y) the total number of shares of UserTesting common stock underlying such Vested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Vested Company Option is equal to or greater than the Per Share Merger Consideration, such Vested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof.
At the Effective Time, each Unvested Company Option will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per-share exercise price for such Unvested Company Option by (y) the total number of shares of UserTesting common stock underlying such Unvested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Unvested Company Option is equal to or greater than the Per Share Merger Consideration, such Unvested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company Option Consideration amounts will vest and become payable at the same time as the Unvested Company Option from which such Unvested Company Option Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time with respect to the receipt of the Unvested Company Option Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).

Company RSUs
At the Effective Time, each Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Vested Company RSU by (y) the Per Share Merger Consideration, subject to applicable withholding taxes.
At the Effective Time, each Unvested Company RSU will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Unvested Company RSU by (y) the Per Share Merger Consideration, subject to applicable withholding taxes. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company RSU Consideration amounts will vest and become payable at the same time as the Unvested Company RSU from which such Unvested Company RSU Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time with respect to the receipt of the Unvested Company RSU Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
Quantification of Company Equity Awards
At the Effective Time, each Company RSU (whether vested or unvested) held by a non-employee member of the Board of Directors is considered a Vested Company RSU and will convert into Merger Consideration in the manner described above. Based on the assumptions described above under the section of this proxy statement captioned “— Interests of Our Executive Officers and Directors in the Merger — Certain Assumptions,” the estimated aggregate amounts that would become payable to UserTesting’s six (6) non-employee directors in respect of their Vested Company RSUs is $645,337.50, which excludes any grants of Company RSUs that may be made by UserTesting to the non-employee directors following the date of this proxy statement.
At the Effective Time, each Unvested Company RSU and Unvested Company Option held by the executive officers will convert into cash awards of Unvested Company RSU Consideration and Unvested Company Option Consideration in the manner described above and will generally remain subject to the same vesting conditions and other terms and conditions as were applicable immediately prior to the Effective Time. Each award of Unvested Company RSU Consideration and Unvested Company Option Consideration will vest in the event that an executive officer experiences a termination of employment by UserTesting without “cause” or by the executive officer for “good reason,” in either case, within three (3) months prior to the Change in Control Date or within twelve (12) months following the Change in Control Date.
Change in Control and Severance Agreements
Prior to the initiation of discussions and negotiations regarding the Merger Agreement, we entered into individual Change in Control and Severance Agreements (the “Severance Agreements”) with each of our executive officers (other than with respect to our Chief Product Officer, who commenced employment shortly prior to the signing of the Merger Agreement, and entered into our standard form of Severance Agreement in the ordinary course of business and consistent with our prior practice for our executive officers), under which each of our executive officers is eligible to receive certain severance payments and benefits upon a qualifying termination of employment. The Severance Agreements generally provide that if the executive officer’s employment is terminated by us without “cause” or the executive officer terminates his or her employment with “good reason,” in either case, within three (3) months prior to the Change in Control Date or within twelve (12) months following the Change in Control Date, then the executive officer will be eligible to receive:
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a lump-sum cash severance amount equal to 100% of the executive officer’s annual base salary;

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an additional cash payment equal to a pro-rated portion of his or her annual target bonus (or the full target bonus in the case of our Chief Executive Officer);

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to the extent that the applicable executive officer elects continued coverage under COBRA, he or she will also receive a further cash payment in an amount equal to his or her COBRA premiums for twelve (12) months plus an additional amount designed to account for the fact that such payment is made on an after-tax basis; and

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accelerated vesting of 100% of the unvested shares subject to all outstanding equity compensation awards held by the executive officer immediately prior to such termination of employment, with performance-based equity awards vesting based on actual achievement or, if not yet determined, then at 100% of target achievement.

The provision of payments and benefits described above is conditioned upon the executive officer’s execution of a release of claims. The Severance Agreement further provides that if an executive officer receives any amount that is subject to the “golden parachute” excise tax imposed pursuant to Section 280G and 4999 of the Code, the amount of the payments to be made to the executive officer will be reduced to the extent such reduction would result in a greater amount of after-tax proceeds.
Vesting Acceleration
At the Effective Time, the Unvested Company Options pursuant to the stock option agreement granted on June 4, 2020, by and between UserTesting and Mr. MacMillan will fully vest and accelerate and will be considered Vested Company Options.
Equity Grants to Non-Employee Directors
We may grant and issue up to 22,667 Company RSUs (in addition to any Permitted Equity Grants granted and issued) to our non-employee directors, on terms consistent with UserTesting’s Independent Director Compensation Policy, in the event the Closing has not occurred on or prior to June 1, 2023.
Compensation Arrangements with Parent
As of the date of this proxy statement, none of our executive officers have discussed or entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates. Prior to or following the Closing of the Merger, however, some or all of our executive officers may discuss or enter into agreements with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, Parent or one or more of its affiliates.
Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, our directors and executive officers will be entitled to certain ongoing indemnification and coverage for a period of six (6) years following the Effective Time under directors’ and officers’ liability insurance policies from the Surviving Corporation. This indemnification and insurance coverage is further described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Indemnification and Insurance.”
Post-Closing Management of UserTesting and UserZoom
In addition, upon completion of the Merger, it is anticipated that our Chief Executive Officer and, potentially, other members of our management team, will serve as members of the management team of the Surviving Corporation. Following the closing of the transaction, Thoma Bravo and Sunstone Partners intend to combine UserTesting and UserZoom. As of the date of this proxy statement, none of our executive officers has entered into any agreement with Parent or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates. Prior to and following the closing of the Merger, however, certain of our executive officers may have discussions, and following the closing of the Merger, may enter into agreements with, Parent or Merger

Sub, their subsidiaries or their respective controlled affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates.
Financing of the Merger
We presently anticipate that the total funds needed to complete the Merger and the related transactions will be approximately $1.3 billion, which will be funded via equity and, potentially, debt financing described below together with our cash on hand as of the Closing Date.
Parent and Merger Sub have represented to us that, subject to the satisfaction of certain conditions set forth in the Merger Agreement, the equity financing contemplated by the Equity Commitment Letters, if funded in accordance with the Equity Commitment Letters, will, together with cash on hand, or other sources of immediately available funds, provide Parent with sufficient funds to pay the fees and expenses required to be paid at the Closing of the Merger by Parent and Merger Sub and Parent’s other affiliates on the Closing Date. This includes funds needed to: (1) pay our stockholders the amounts due under the Merger Agreement for their UserTesting common stock, (2) make payments in respect of our outstanding Company Options and Company RSUs payable at the Closing of the Merger pursuant to the Merger Agreement; and (3) repayment or refinancing of certain indebtedness.
Parent and Merger Sub have obtained committed financing consisting of equity to be provided by the Thoma Bravo Funds and the Sunstone Partners Funds pursuant to the terms of their respective Equity Commitment Letters. In connection with the Merger Agreement, Parent and Merger Sub have delivered to us copies of the Equity Commitment Letters. Notwithstanding anything in the Merger Agreement to the contrary, in no event shall the receipt or availability of any funds or financing (including the financing contemplated by the Equity Commitment Letters or any debt financing) by or to Parent or any of its affiliates or any other financing transaction be a condition precedent to any of the obligations of Parent or Merger Sub under the Merger Agreement.
Equity Financing
Pursuant to the Equity Commitment Letters, the Thoma Bravo Funds and the Sunstone Partners Funds have each committed to contribute or cause to be contributed to Parent at the Closing of the Merger certain equity financing for the purpose of funding the Required Amounts. We refer to the equity financing described in the preceding sentence as the “Equity Financing.” The obligations of the Thoma Bravo Funds and the Sunstone Partners Funds to provide the Equity Financing under the Equity Commitment Letters are subject to a number of conditions, including, but not limited to: (i) the execution and delivery of the Merger Agreement, (ii) the satisfaction or written waiver (to the extent permitted under the Merger Agreement) by the parties, as applicable, of each the conditions to the parties’ obligations to consummate the Merger contemplated by the Merger Agreement (other than any conditions that by their nature are to be satisfied at the Closing, but subject to the prior or substantially concurrent satisfaction of such conditions), and the substantially concurrent consummation of the Merger in accordance with the terms of the Merger Agreement and (iii) no material amendment or modification of the Merger Agreement, unless Parent has consented in writing to such amendment or modification.
The obligation of each of the Thoma Bravo Funds and the Sunstone Partners Funds to fund the equity commitment will automatically and immediately terminate upon the earliest to occur of: (i) the consummation of the Closing and the payment of the aggregate Per Share Merger Consideration payable at the Closing in accordance with the Merger Agreement, (ii) the termination of the Merger Agreement in accordance with its terms, and (iii) the occurrence of any event which, by the terms of the Guaranties, is an event which terminates the guarantors’ obligations or liabilities under their respective Guaranties.
We are an intended and express third-party beneficiary of the Equity Commitment Letters solely with respect to the right to cause Parent to enforce, and to enforce against the other investors party thereto, the commitment under the Equity Commitment Letters to be funded to Parent in accordance with the applicable Equity Commitment Letter, in each case subject to (i) the limitations and conditions set forth in the Equity Commitment Letters and (ii) the terms and conditions of the Merger Agreement.

Guaranties
Pursuant to the Guaranties, the Thoma Bravo Funds and the Sunstone Partners Funds together have agreed to guarantee the due, punctual and complete payment and performance of: (1) the aggregate amount of the Parent Termination Fee (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fee”) if and when any of the Parent Termination Fee is payable pursuant to the Merger Agreement (with the Thoma Bravo Funds covering 83.33% and the Sunstone Partners Funds covering the remaining 16.67%); (2) any out-of-pocket fees, costs and expenses of enforcement due by Parent pursuant to legal proceedings as a result of certain defaults under the Merger Agreement together with interest on the amount of the Parent Termination Fee, if due pursuant to the terms of the Merger Agreement (with the Thoma Bravo Funds covering 83.33% and the Sunstone Partners Funds covering the remaining 16.67%); and (3) the reimbursement obligations of Parent pursuant to the indemnification obligations of UserTesting and our representatives in connection with any debt financing (with the Thoma Bravo Funds covering 83.33% and the Sunstone Partners Funds covering the remaining 16.67%). We refer to the obligations set forth in the preceding sentence as the “Guaranteed Obligations.” The obligations of the Thoma Bravo Funds under the Guaranties are subject to an aggregate cap equal to $56,464,408 and the obligations of the Sunstone Partners Funds under the Guaranties are subject to an aggregate cap equal to $11,295,592.
Subject to specified exceptions, the applicable Guaranty will terminate upon the earliest of:
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funding of the equity commitments as set forth in the applicable Equity Commitment Letter;

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the Effective Time;

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the date that is thirty (30) days following the valid termination of the Merger Agreement in accordance with its terms, other than a termination pursuant to which we would be entitled to the Parent Termination Fee under the Merger Agreement, in which case the Guaranty shall terminate ninety (90) days after such termination unless we shall have delivered a written notice with respect to the Guaranteed Obligations prior to such ninetieth (90th) day; provided that if the Merger Agreement has been so terminated and such notice has been provided, the Thoma Bravo Funds or Sunstone Partners Funds, as applicable, as the guarantor entities under the Guaranty, shall have no further liability or obligation under the applicable Guaranty from and after the earliest of (x) the Closing of the Merger, including payment of the aggregate Per Share Merger Consideration payable at the Closing of the Merger in accordance with the Merger Agreement, (y) a final, non-appealable order of a court of competent jurisdiction determining that the Thoma Bravo Funds or Sunstone Partners Funds, as applicable, as the guarantor entities under the applicable Guaranty, do not owe any amount under such Guaranty and (z) a written agreement between the Thoma Bravo Funds or Sunstone Partners Funds, as applicable, as the guarantor entities under the applicable Guaranty, and us terminating the obligations and liabilities of the Thoma Bravo Funds or Sunstone Partners Funds, as applicable, as the guarantor entities under the applicable Guaranty, pursuant to such Guaranty; and

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payment of the portion of the Guaranteed Obligations validly claimed as payable by us by or on behalf of the Thoma Bravo Funds or the Sunstone Partners Funds, as applicable, as the guarantor entities under the applicable Guaranty, to Parent and/or Merger Sub.

Debt Financing
Pursuant to the Merger Agreement, to the extent reasonably requested by Parent in writing and prior to the Closing Date, we will use our reasonable best efforts to provide, and to cause our subsidiaries (and our respective representatives) to use their reasonable best efforts to provide, subject to certain exceptions, customary cooperation to Parent and Merger Sub, in each case at Parent’s sole cost and expense in connection with the arrangement of the potential debt financing for the transactions contemplated by the Merger Agreement.
Closing and Effective Time
The Closing of the Merger will take place at 5:00 a.m., Pacific Time, on the second (2nd) business day following the satisfaction or waiver of all conditions to Closing of the Merger (as described in the section of this proxy statement captioned, “Proposal 1: Adoption of the Merger Agreement — Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the Closing but subject to the satisfaction or waiver of such conditions.
Appraisal Rights
If the Merger is consummated, UserTesting stockholders and beneficial owners who continuously hold or own shares of UserTesting common stock through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement, who properly demand appraisal of their shares and who do not withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their shares in connection with the Merger under Section 262 the DGCL (“Section 262”). The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached to this proxy statement as Annex C and incorporated herein by reference. The following summary does not constitute any legal or other advice and does not constitute a recommendation that record holders or beneficial owners of UserTesting common stock exercise their appraisal rights under Section 262.
Any person contemplating the exercise of such appraisal rights should carefully review the provisions of Section 262, which is attached hereto as Annex C, particularly the procedural steps required to properly demand and perfect such rights. Failure to follow the steps required by Section 262 for demanding and perfecting appraisal rights may result in the loss of such rights. All references in Section 262 and in this summary to a (i) “stockholder” are to the record holder of shares of UserTesting common stock unless otherwise expressly noted herein, (ii) “beneficial owner” are to a person who is the beneficial owner of shares of UserTesting common stock held either in voting trust or by a nominee on behalf of such person, and (iii) “person” are to an individual, corporation, partnership, unincorporated association or other entity.
Under Section 262, if the Merger is completed, UserTesting stockholders and beneficial owners who: (i) properly submit a written demand for appraisal of their shares; (ii) do not submit a proxy or otherwise vote in favor of the adoption of the Merger Agreement; (iii) hold or own such shares upon the making of a demand under clause (i) and continue to hold or own their shares through the Effective Time; (iv) do not thereafter withdraw their demand for appraisal of their shares or otherwise lose their appraisal rights, each in accordance with the DGCL; and (v) otherwise exactly follow the procedures set forth in Section 262, may be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares of UserTesting common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be “fair value,” if any, as determined by the court. A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 summarized above, provided that (i) such beneficial owner continuously owns such shares through the Effective Time and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 and to be set forth on the Verified List (defined below). The shares of UserTesting common stock are currently listed on a national securities exchange, and, assuming such shares remain listed on a national securities exchange immediately prior to the Merger (which we expect to be the case), after an appraisal petition has been filed, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who have asserted appraisal rights unless (a) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of UserTesting common stock eligible for appraisal as measured in accordance with subsection (g) of Section 262; or (b) the value of the aggregate Per Share Merger Consideration provided for such total number of shares exceeds $1 million (conditions (a) and (b) referred to as the “ownership thresholds”).
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on an appraisal award from the effective date of the Merger through the date of payment of the judgment will compound quarterly and accrue at 5% over the Federal Reserve System (the “Federal Reserve”)

discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date the judgment is paid. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may voluntarily pay to each person entitled to appraisal an amount in cash pursuant to subsection (h) of Section 262, in which case interest will accrue after the time of such payment as provided herein only on the sum of (i) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, and (ii) any interest accrued prior to the time of such voluntary cash payment, unless paid at that time. The Surviving Corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Persons considering seeking appraisal should be aware that the “fair value” of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as, or less than the value of the Per Share Merger Consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than twenty (20) days prior to the meeting, must notify each of its stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available that appraisal rights are available and include in the notice a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes UserTesting’s notice to our stockholders that appraisal rights are available in connection with the Merger, and the full text of Section 262 is attached to this proxy statement as Annex C. In connection with the Merger, any person who wishes to exercise appraisal rights, or who wishes to preserve his, her or its right to do so, should review Annex C carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses his, her or its appraisal rights will be entitled to receive the Per Share Merger Consideration described in the Merger Agreement. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal, we believe that if a person considers exercising such rights, that person should seek the advice of legal counsel.
UserTesting stockholders and beneficial owners wishing to exercise the right to seek an appraisal of their shares of UserTesting common stock must do ALL of the following:
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the person must not vote in favor of the proposal to approve and adopt the Merger Agreement;

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the person must deliver to us a written demand for appraisal before the vote is taken on the proposal to approve and adopt the Merger Agreement at the Special Meeting;

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the person must continuously hold the shares upon the making of the demand through the Effective Time (a person will lose appraisal rights if the person transfers the shares before the Effective Time); and

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the person or the Surviving Corporation must file a petition in the Delaware Court of Chancery requesting a determination of the “fair value” of the shares within one hundred twenty (120) days after the Effective Time. The Surviving Corporation is under no obligation to file any petition and has no intention of doing so.

In addition, one of the ownership thresholds must be met.
Because a proxy that does not contain voting instructions will, unless timely revoked, be voted in favor of the adoption of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights should not return a blank proxy, but rather must vote against the adoption of the Merger Agreement, abstain or not vote his, her or its shares. Beneficial owners should consult with their bank, broker or other nominee regarding methods of voting.
Filing Written Demand
Any UserTesting stockholder or beneficial owner wishing to exercise appraisal rights must deliver to us, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted for stockholder approval, a written demand for the appraisal of such person’s shares, and that person must not vote or submit a proxy in favor of the adoption of the Merger Agreement. A person exercising appraisal rights must hold the shares for which they will seek appraisal upon the making of the demand for appraisal and must continue to hold the shares through the Effective Time. A proxy that is submitted and does not contain voting instructions will, unless timely revoked, be voted in favor of the adoption of the Merger Agreement and will therefore constitute a waiver of the person’s right of appraisal and nullify any previously delivered written demand for appraisal. Therefore, a person who submits a proxy and who wishes to exercise appraisal rights must ensure that the proxy submitted contains instructions to vote against the adoption of the Merger Agreement or to abstain from voting. Neither voting against the adoption of the Merger Agreement nor abstaining from voting on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. A stockholder’s or beneficial owner’s failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting will constitute a waiver of appraisal rights.
Record Holders
A demand for appraisal in respect of shares of UserTesting common stock by a holder of record must be executed by or on behalf of the holder of record, and must reasonably inform us of the identity of the holder and state that the person intends thereby to demand appraisal of the holder’s shares in connection with the Merger. If the shares are owned of record in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one (1) person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for two (2) or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. A holder of record, such as a brokerage firm, bank, trust or other nominee, who holds shares of UserTesting common stock as nominee or intermediary for one or more beneficial owners may exercise appraisal rights with respect to shares of UserTesting common stock held for one (1) or more beneficial owners while not exercising appraisal rights for other beneficial owners. In that case, the written demand should state the number of shares of UserTesting common stock as to which appraisal is sought. Where no number of shares of UserTesting common stock is expressly mentioned, the demand will be presumed to cover all shares of UserTesting common stock held in the name of the holder of record.
Beneficial Owners
A beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with the procedures of subsection (d)(1) of Section 262 summarized above, provided that (i) such beneficial owner continuously owns such shares through the Effective Time and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of Section 262, and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the Surviving Corporation under Section 262 and to be set forth on the Verified List (defined below). Although not expressly required by Section 262, we reserve the right to take the position that we may require the submission of all information required of a beneficial owner under subsection (d)(3) of Section 262 with respect to any person sharing beneficial ownership of the shares for which such demand is submitted.
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
UserTesting, Inc.
Attention: Corporate Secretary
144 Townsend Street
San Francisco, California 94107
Any person entitled to appraisal rights who has delivered a written demand to us and who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the Per Share Merger Consideration by delivering to us a written withdrawal of the demand for appraisal at any time within sixty (60) days after the Effective Time of the Merger. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the Per Share Merger Consideration within sixty (60) days after the Effective Time. If an appraisal proceeding is commenced, except with respect to any person who withdraws such person’s demand in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a UserTesting stockholder or beneficial owner, such stockholder or beneficial owner will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the Per Share Merger Consideration.
Notice by the Surviving Corporation
If the Merger is completed, within ten (10) days after the Effective Time, the Surviving Corporation will notify each UserTesting stockholder who has properly made a written demand for appraisal pursuant to Section 262 and who has not voted in favor of the adoption of the Merger Agreement, and any beneficial owner who has demanded appraisal under subsection (d)(3) of Section 262, of the effective date of the Merger.
Filing a Petition for Appraisal
Within one hundred twenty (120) days after the Effective Time, but not thereafter, the Surviving Corporation or any person who has complied with Section 262 and is entitled to seek appraisal under Section 262 (including for this purpose any beneficial owner of the relevant shares) may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a UserTesting stockholder or beneficial owner, demanding a determination of the “fair value” of the shares held by all such persons. The Surviving Corporation is under no obligation, and has no present intention, to file a petition, and no person should assume that the Surviving Corporation will file a petition or initiate any negotiations with respect to the “fair value” of the shares of UserTesting common stock. Accordingly, any UserTesting stockholders or beneficial owners who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of UserTesting common stock within the time and in the manner prescribed in Section 262. The failure of a record holder or beneficial owner of UserTesting common stock to file such a petition within the period specified in Section 262 could nullify such person’s previous written demand for appraisal.
Within one hundred twenty (120) days after the Effective Time, any person who has complied with the requirements of Section 262 and who is entitled to appraisal rights thereunder will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand on his, her or its own behalf, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). The Surviving Corporation must mail this statement to the requesting UserTesting stockholder within ten (10) days after receipt by the Surviving Corporation of the written request for such a statement or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares of UserTesting common stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the Surviving Corporation the foregoing statements.
If a petition for an appraisal is duly filed by any person other than the Surviving Corporation and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after such service to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. Upon the filing of any such petition, the Delaware Court of Chancery may order that notice of the time and place fixed for the hearing on the petition be mailed to the Surviving Corporation and all of the persons shown on the Verified List at the addresses stated therein. The form of the notice by mail shall be approved by the Delaware Court of Chancery, and the costs thereof shall be borne by the Surviving Corporation.
After notice to the persons shown on the Verified List as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require persons who have demanded an appraisal for their shares and who hold stock represented by certificates (if any) to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings and, if any person fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such person. In addition, assuming the UserTesting common stock remained listed on a national securities exchange immediately prior to the effective time of the Merger, the Delaware Court of Chancery will dismiss appraisal proceedings as to all persons who have asserted appraisal rights if neither of the ownership thresholds is met.
Determination of “Fair Value”
After determining persons entitled to appraisal and that at least one of the ownership thresholds described above has been satisfied as to the persons seeking appraisal rights, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of UserTesting common stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the “fair value.” In determining “fair value,” the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment will compound quarterly and accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date the judgment is paid. However, at any time before the Delaware Court of Chancery enters judgment in the appraisal proceedings, the Surviving Corporation may pay to each person entitled to appraisal an amount in cash, in which case such interest will accrue after the time of such payment only on the sum of (i) the difference, if any, between the amount so paid and the “fair value” of the shares as determined by the Delaware Court of Chancery, and (ii) interest accrued prior to the time of such voluntary payment, unless paid at that time.
In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining “fair value” in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Supreme Court of Delaware stated that, in making this determination of “fair value,” the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that “fair value” is to be “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Supreme Court of Delaware stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the “fair value” of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the Per Share Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the Per Share Merger Consideration payable in a Merger is not an opinion as to, and may not in any manner address, “fair value” under Section 262. No representation is made as to the outcome of the appraisal of “fair value” as determined by the Delaware Court of Chancery, and persons seeking appraisal should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Neither UserTesting nor Parent anticipates offering more than the Per Share Merger Consideration to any person exercising appraisal rights, and each of UserTesting and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of UserTesting common stock is less than the Per Share Merger Consideration. If a demand for appraisal is duly withdrawn, if a petition for appraisal is not timely filed, if neither of the ownership thresholds described above has been satisfied as to persons seeking appraisal rights (assuming the UserTesting common stock remained listed on a national securities exchange immediately prior to the effective time of the Merger), or other requirements imposed by Section 262 to perfect and seek appraisal are not satisfied, then the right to an appraisal will cease.
Upon application by the Surviving Corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the Verified List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the Surviving Corporation to the persons entitled thereto. Payment will be made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such court may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to appraisal not dismissed pursuant to subsection (k) of Section 262 or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of Section 262. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of his, her or its shares of UserTesting common stock under Section 262 fails to perfect, or effectively loses or withdraws, such person’s right to appraisal, the stockholder’s shares of UserTesting common stock will be deemed to have been converted at the Effective Time into the right to receive the Per Share Merger Consideration, without interest. A person will fail to perfect, or effectively lose or withdraw, such person’s right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the Effective Time, if neither of the ownership thresholds described above has been satisfied as to persons seeking appraisal rights (assuming the UserTesting common stock remained listed on a national securities exchange immediately prior to the effective time of the Merger) or if the person delivers to the Surviving Corporation a written withdrawal of the person’s demand for appraisal in accordance with Section 262.
From and after the Effective Time, no person who has demanded appraisal rights with respect to some or all of such person’s shares will be entitled to vote such shares of UserTesting common stock for any purpose or to receive payment of dividends or other distributions on such shares, except dividends or other distributions payable to stockholders of record at a date which is prior to the Effective Time. If no petition for an appraisal is filed, if neither of the ownership thresholds described above has been satisfied as to persons seeking appraisal rights (assuming the UserTesting common stock remained listed on a national securities exchange immediately prior to the effective time of the Merger), or if the person delivers to the Surviving Corporation a written withdrawal of the demand for an appraisal in respect of some or all of such person’s shares within sixty (60) days after the Effective Time, then the right of such person to an appraisal of the shares subject to the withdrawal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any person without the approval of the court, and such approval may be conditioned upon such terms as the court deems just, including without limitation a reservation of jurisdiction for any application to the court made under subsection (j) of

Section 262; provided, however, that the foregoing shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the Merger within sixty (60) days after the Effective Time.
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of a record holder’s or beneficial owner’s statutory appraisal rights. Consequently, any stockholder or beneficial owner wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
Litigation Related to the Merger
Two lawsuits have been filed in federal courts against UserTesting and its directors: O’Dell v. UserTesting, Inc., et al., 1:22-cv-10071 (S.D.N.Y.), and Glanville v. UserTesting, Inc., et al., 3:22-cv-07568 (N.D. Cal.) (collectively, the “Stockholder Litigation”). The complaints name UserTesting and our directors as defendants. The complaints assert claims under Section 14(a) and Section 20(a) of the Exchange Act and Rule 14a-19 promulgated thereunder, and generally allege that the preliminary proxy statement misrepresents and/or omits certain purportedly material information relating to the Merger, including allegations relating to the background of the Merger, financial projections, analyses of our financial advisor and conflicts of interest by company insiders in pursuing the Merger. The complaints seek a variety of equitable and injunctive relief including, among other things, an injunction enjoining the consummation of the Merger, rescission of the Merger Agreement, rescission of the Merger if it is consummated, rescissory damages and costs and attorneys’ fees. We have not yet responded to the complaints filed in the Stockholder Litigation.
In addition, three purported stockholders of UserTesting sent demand letters regarding the preliminary proxy statement (the “Demand Letters”). Based on the same core allegations as the Stockholder Litigation, the Demand Letters request that we disseminate corrective disclosures in an amendment or supplement to the preliminary proxy statement.
We believe the Stockholder Litigation and the Demand Letters are without merit, but there can be no assurance that we will ultimately prevail in the Stockholder Litigation or all such lawsuits. Additionally, additional lawsuits may be filed and demand letters may be sent before the Special Meeting and/or the consummation of the Merger.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain U.S. federal income tax consequences of the Merger that may be relevant to our stockholders whose shares are converted into the right to receive cash pursuant to the Merger. This discussion is based upon the Code, Treasury Regulations promulgated under the Code, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change, which may or may not be retroactive, could alter the tax consequences to our stockholders as described herein. This discussion is limited to holders who hold their shares of UserTesting common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes). For purposes of this discussion, a “holder” means either a U.S. Holder (as defined below) or a Non-U.S. Holder (as defined below) or both, as the context may require.
This discussion does not address all of the tax consequences that may be relevant to holders in light of their particular facts and circumstances, nor does it address any consequences to holders subject to special rules under the U.S. federal income tax laws, such as:
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banks and other financial institutions;

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insurance companies;

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dealers in securities;

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traders in securities who elect to apply a mark-to-market method of accounting;

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regulated investment companies;

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real estate investment trusts;

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tax-exempt entities;

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holders who hold their shares of UserTesting common stock as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

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holders whose functional currency is not the U.S. dollar;

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partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

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controlled foreign corporations or passive foreign investment companies;

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holders who hold their shares of UserTesting common stock as qualified small business stock for purposes of sections 1045 and/or 1202 of the Code;

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persons subject to the alternative minimum tax;

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U.S. expatriates and former citizens or long-term residents of the United States;

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holders that own or have owned (directly, indirectly or constructively) 5% or more of UserTesting common stock (by vote or value) at any point during the five-year period prior to the Merger; and

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holders that received their shares of UserTesting common stock pursuant to the exercise of employee stock options or otherwise as compensation.

This discussion does not address any U.S. federal tax consequences other than those pertaining to the income tax (such as estate, gift or other non-income tax consequences) or any state, local or non-U.S. income or non-income tax consequences, or the consequences of the Medicare tax on net investment income. If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of UserTesting common stock, the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding shares of UserTesting common stock and partners therein should consult their own tax advisors regarding the consequences of the Merger to their particular circumstances.
No ruling has been or will be sought from the IRS regarding the U.S. federal income tax consequences of the Merger described herein. This summary is not binding on the IRS or a court, and there can be no assurance that the tax consequences described in this summary will not be challenged by the IRS or that they would be sustained by a court if so challenged.
HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of UserTesting common stock that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust (i) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in section 7701(a)(30) of the Code or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person as defined in section 7701(a)(30) of the Code.
The receipt of cash by a U.S. Holder in exchange for shares of UserTesting common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares of UserTesting common stock surrendered pursuant to the Merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of UserTesting common stock. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the Merger. A reduced tax rate on capital gain will generally apply to long-term capital gain of a non-corporate U.S. Holder. The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
For purposes of this discussion, a “Non-U.S. Holder” means a beneficial owner of shares of UserTesting common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.
Any gain realized by a Non-U.S. Holder pursuant to the Merger will generally not be subject to U.S. federal income tax unless:
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the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States), in which case such gain will generally be subject to U.S. federal income tax at rates generally applicable to a United States person as defined under the Code, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to an additional branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty); or

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such Non-U.S. Holder is an individual who is present in the United States for one hundred eighty-three (183) days or more in the taxable year of the Merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty).

Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24%) may apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to (i) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute successor form) or (ii) a Non-U.S. Holder that provides a certification of such Non-U.S. Holder’s foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability; provided that the required information is timely furnished to the IRS.
HOLDERS OF USERTESTING COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
Regulatory Approvals Required for the Merger
General
We and Parent have agreed to take all action necessary to comply with all regulatory notification requirements, and, subject to certain limitations, to obtain all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement. These approvals include approval under the HSR Act and any other applicable antitrust laws (whether domestic or foreign).

HSR Act and U.S. Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the Merger may not be completed until UserTesting and Thoma Bravo each files a Notification and Report Form with the Antitrust Division of the DOJ and the FTC, and the applicable 30-calendar-day waiting period has expired or been terminated. If the FTC or DOJ issues a request for additional information and documents (which we refer to as a “Second Request”) prior to the expiration of the initial waiting period, the parties must observe a second 30-day waiting period, which would begin to run only after both parties have substantially complied with the Second Request, unless earlier terminated or extended by court order.
We and Thoma Bravo each filed a Notification and Report Form under the HSR Act with respect to the Merger with the FTC and DOJ on November 9, 2022.
At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC, the DOJ or any state attorneys general could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of the parties, or seeking to require the parties to license or hold separate assets or terminate existing relationships and contractual rights. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.
Other Regulatory Approvals
The Merger is also subject to certain regulatory actions by the CMA and ACCC. The relevant regulatory bodies could take action under applicable regulatory laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin or otherwise prevent the completion of the Merger or permitting completion subject to regulatory conditions. Private parties may also seek to take legal action under regulatory laws under some circumstances. There can be no assurance that a challenge to the Merger on regulatory grounds will not be made or, if such a challenge is made, that it would not be successful.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the Merger Agreement (i) were made only for purposes of the Merger Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; and (iii) may be subject to important qualifications, limitations and supplemental information agreed to by UserTesting, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In addition, the representations and warranties have been included in the Merger Agreement for the purpose of allocating contractual risk between UserTesting, Parent and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of UserTesting, Parent or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of UserTesting, Parent and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without notice to the public. The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding UserTesting, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding UserTesting and our business.
Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws
The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, and in accordance with the DGCL, at the Effective Time (as defined in the section of this proxy statement captioned “— Closing and Effective Time”): (i) Merger Sub will be merged with and into UserTesting, with UserTesting becoming a wholly owned subsidiary of Parent; (ii) the separate corporate existence of Merger Sub will thereupon cease; and (iii) UserTesting will continue as the Surviving Corporation. From and after the Effective Time, the Surviving Corporation will possess all properties, rights, privileges, powers and franchises of UserTesting and Merger Sub, and all of the debts, liabilities and duties of UserTesting and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
At the Effective Time, the initial directors of the Surviving Corporation will be the directors of Merger Sub as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified. At the Effective Time, the initial officers of the Surviving Corporation will be the officers of UserTesting as of immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed. At the Effective Time, the certificate of incorporation of UserTesting as the Surviving Corporation will be amended and restated in its entirety to read substantially identically to the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time, and the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, will become the bylaws of the Surviving Corporation, until thereafter amended.

Closing and Effective Time
The closing of the Merger (the “Closing”) will take place at 5:00 a.m., Pacific Time, on the second (2nd) business day following the satisfaction or waiver of all conditions to Closing of the Merger (described below under the caption, “— Conditions to the Closing of the Merger”) (other than those conditions to be satisfied at the Closing of the Merger) or such other time agreed to in writing by Parent and UserTesting.
On the Closing Date, the parties will file a certificate of merger with the Secretary of State for the State of Delaware as provided under the DGCL. The Effective Time will be the time at which the Merger will become effective.
Merger Consideration
UserTesting Common Stock
At the Effective Time, each then-outstanding share of UserTesting common stock (other than the Excluded Shares) will be cancelled and automatically converted into the right to receive the Per Share Merger Consideration, less any applicable withholding taxes.
Prior to or at the Effective Time, Parent will deposit (or cause to be deposited) with the Paying Agent an amount of cash sufficient to pay the aggregate Per Share Merger Consideration payable at Closing. For more information, please see the section of this proxy statement captioned “— Exchange and Payment Procedures.”
Treatment of Company Equity Awards
The Merger Agreement provides that UserTesting’s equity awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:
Company Options
Each Vested Company Option will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Vested Company Option by (y) the total number of shares of UserTesting common stock underlying such Vested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Vested Company Option is equal to or greater than the Per Share Merger Consideration, such Vested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof.
Each Unvested Company Option will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Per Share Merger Consideration over (ii) the per share exercise price for such Unvested Company Option by (y) the total number of shares of UserTesting common stock underlying such Unvested Company Option, subject to applicable withholding taxes, provided, however, that if the exercise price per share of UserTesting common stock of such Unvested Company Option is equal to or greater than the Per Share Merger Consideration, such Unvested Company Option will be cancelled without any cash payment or other consideration being made in respect thereof. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company Option Consideration amounts will vest and become payable at the same time as the Unvested Company Option from which such Unvested Company Option Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time with respect to the receipt of the Unvested Company Option Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).

Company RSUs
Each Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Vested Company RSU by (y) the Per Share Merger Consideration, subject to applicable withholding taxes.
Each Unvested Company RSU will, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of UserTesting common stock underlying such Unvested Company RSU by (y) the Per Share Merger Consideration, subject to applicable withholding taxes. Subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, such Unvested Company RSU Consideration amounts will vest and become payable at the same time as the Unvested Company RSU from which such Unvested Company RSU Consideration was converted would have vested and been payable pursuant to its terms and, subject to certain exceptions, will otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time with respect to the receipt of the Unvested Company RSU Consideration (without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of the Merger Agreement).
Treatment of Company ESPP
In accordance with the terms of the Merger Agreement, on October 26, 2022, the Board of Directors adopted resolutions providing that with respect to the Company ESPP, (i) participation in the Company ESPP will be limited to those employees who are participants on the date of the Merger Agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of the Merger Agreement or make any separate non-payroll contributions to the Company ESPP on or following the date of the Merger Agreement, (iii) no offering or purchase period will be commenced after the date of the Merger Agreement, (iv) each then-outstanding purchase right shall be exercised as of the earlier of (A) the end of the offering or purchase period in effect on the date of the Merger Agreement or (B) ten (10) days prior to the date on which the Effective Time occurs, and (v) the Company ESPP will terminate immediately prior to, but contingent upon the occurrence of, the Effective Time, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the Company ESPP). On such exercise date, we will apply the funds credited as of such date pursuant to the Company ESPP within each participant’s payroll withholding account to the purchase of whole shares of UserTesting common stock in accordance with the terms of the Company ESPP and each share purchased thereunder immediately prior to the Effective Time will be canceled at the Effective Time and converted into the right to receive the Per Share Merger Consideration, subject to any applicable withholding taxes. Any accumulated contributions of each participant under the Company ESPP as of immediately prior to the Effective Time will, to the extent not used to purchase shares in accordance with the terms and conditions of the Company ESPP, be refunded to such participant as promptly as practicable following the Effective Time (without interest).
Exchange and Payment Procedures
Prior to the Closing of the Merger, Parent will designate the Paying Agent to make payments of the Per Share Merger Consideration to our stockholders. At or prior to the Effective Time, Parent will deposit (or cause to be deposited) with the Paying Agent cash sufficient to pay the aggregate Per Share Merger Consideration to our stockholders.
As soon as reasonably practicable following the Effective Time (and in any event within five (5) business days), the Parent shall cause the Paying Agent to mail to each holder of record (as of immediately prior to the Effective Time) a letter of transmittal in customary form and instructions for use in effecting the surrender of such holder’s shares of UserTesting common stock represented by such holder’s certificate(s) or book-entry shares in exchange for the Per Share Merger Consideration payable in respect of such shares. The amount of any Per Share Merger Consideration paid to our stockholders may be reduced by applicable withholding taxes.

Representations and Warranties
The Merger Agreement contains representations and warranties of UserTesting, Parent and Merger Sub.
Some of the representations and warranties in the Merger Agreement made by us are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the Merger Agreement, “Company Material Adverse Effect” means, with respect to UserTesting, any event, change, occurrence, effect or development that (A) individually or taken together with all other events, changes, occurrences, effects or developments that have occurred prior to the date of determination of the occurrence of such an effect would reasonably be expected to have a material adverse effect on the business, operations or financial condition of UserTesting and our subsidiaries, taken as a whole, or (B) would reasonably be expected to prevent, materially impair or materially delay the consummation by UserTesting of the Merger prior to the End Date, but, with respect to clause (A) only, shall not include events, changes, occurrences, effects or developments relating to or resulting from:
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changes in general economic or political conditions or the securities, equity, credit or financial markets in general, or changes in or affecting domestic or foreign interest or exchange rates;

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any decline in the market price or trading volume of our common stock or our preferred stock or any change in our credit rating or any of our securities (except that the facts and circumstances underlying any such decline or change may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof);

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changes or developments in the industries in which we or our subsidiaries operate;

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(i) changes in laws or the interpretation or enforcement thereof or (ii) any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any similar law, decree, judgment, injunction or other order, directive, guidelines or recommendations by any governmental entity or industry group in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) (“COVID-19 Measures”);

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the execution, delivery or performance of the Merger Agreement or the public announcement or pendency or consummation of the Merger or other transactions contemplated thereby, including the impact thereof on the relationships, contractual or otherwise, of us or any of our subsidiaries with employees, partnerships, customers or suppliers or governmental entities (except with respect to any representation or warranty to the extent that such representation or warranty expressly addresses consequences resulting from the execution of the Merger Agreement or the consummation or pendency of the transactions contemplated thereby conflicting with organizational documents or existing material obligations, or contravening with applicable laws);

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the identity of Parent or any of its affiliates as the acquiror of UserTesting;

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compliance with the terms of, or the taking or omission of any action expressly required by, the Merger Agreement or consented to or requested by Parent or any of its representatives (except with respect to any representation or warranty to the extent that such representation or warranty expressly addresses consequences resulting from the execution of the Merger Agreement or the consummation or pendency of the transactions contemplated thereby conflicting with organizational documents or existing material obligations, or contravening with applicable laws or with respect to any covenants relating to our conduct during pendency of the Merger);

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any act of civil unrest, civil disobedience, war, terrorism, cyberterrorism, military activity, sabotage or cybercrime, including an outbreak or escalation of hostilities involving the United States or any other governmental entity or the declaration by the United States or any other governmental entity of a national emergency or war, or any worsening or escalation of any such conditions threatened or existing on the date of Merger Agreement;

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any hurricane, tornado, flood, earthquake, natural disasters, acts of God or other comparable events;

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any pandemic, epidemic or disease outbreak (including COVID-19) or other comparable events;

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changes in generally accepted accounting principles or the interpretation or enforcement thereof;

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any stockholder litigation relating to or resulting from the Merger Agreement or the transactions contemplated thereby;

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any failure to meet internal or published projections, forecasts, guidance or revenue or earning predictions (except that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof);

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any matter set forth in the confidential disclosure letter to the Merger Agreement; or

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the availability of equity, debt or other financing to Parent or Merger Sub (except, that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof);

except, with respect to bullets 1, 3-4, and 8-11 above (other than, in the case of bullets 4 or 10, any change, event, effect or circumstance with respect to COVID-19 or the COVID-19 Measures or any escalation or worsening thereof (including any subsequent waves) if the impact thereof is materially and disproportionately adverse to us and our subsidiaries, taken as a whole, relative to the operations of other companies operating in the industries in which we and our subsidiaries operate, the incremental material and disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect.
In the Merger Agreement, we have made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence and good standing of UserTesting and our subsidiaries;

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our subsidiaries;

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the organizational documents of UserTesting and our subsidiaries;

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our capital structure;

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the absence of any undisclosed exchangeable security, option, convertible security, warrant or other right convertible into UserTesting common stock;

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the absence of any undisclosed contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of our securities;

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our corporate power and authority to enter into and perform the Merger Agreement, the approval of the Board of Directors, the necessary vote of our stockholders in connection with the Merger Agreement, and the enforceability of the Merger Agreement;

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required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

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the absence of any conflict, violation or material alteration of any organizational documents, existing material contracts, applicable laws to us or the resulting creation of any lien upon our assets (except in limited circumstances) due to the performance of the Merger Agreement;

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the accuracy and required filings of our SEC filings and financial statements;

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our disclosure controls and procedures;

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our internal accounting controls and procedures;

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the absence of specified undisclosed liabilities;

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since June 30, 2022, the absence of certain changes;

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our compliance with laws, standards and requirements and possession of necessary permits;

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export controls matters and compliance with applicable anti-corruption and anti-money laundering laws;

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litigation and regulatory matters;

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employee benefit plans;

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labor matters;

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tax matters;

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certain real property leased by us and our subsidiaries;

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trademarks, patents, copyrights and other intellectual property matters, including data security requirements and privacy;

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the existence and enforceability of specified categories of our material contracts, and certain limitations with respect thereto, such as restrictions on operations, and any notices with respect to termination or intent not to renew those material contracts therefrom;

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insurance matters;

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the absence of any undisclosed transactions, relations or understandings between us or any of our subsidiaries, on the one hand, and any affiliate or related person thereof, on the other hand;

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this proxy statement;

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the rendering of Morgan Stanley’s opinion to the Board of Directors;

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payment of fees to Morgan Stanley in connection with the Merger Agreement and the absence of any other brokers used;

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the inapplicability of anti-takeover statutes to the Merger;

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environmental matters;

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certain indebtedness of UserTesting; and

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the exclusivity and terms of the representations and warranties made by Parent and Merger Sub.

In the Merger Agreement, Parent and Merger Sub have made customary representations and warranties to us that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, good standing and authority and qualification to conduct business with respect to Parent and Merger Sub and availability of these documents;

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Parent’s organizational chart;

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Parent’s and Merger Sub’s corporate or similar authority to enter into and perform the Merger Agreement, the enforceability of the Merger Agreement and the absence of conflicts with laws, Parent’s or Merger Sub’s organizational documents and Parent’s or Merger Sub’s contracts;

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the absence of any conflict, violation or material alteration of any organizational documents, existing contracts, applicable laws or the resulting creation of any lien upon Parent’s or Merger Sub’s assets due to the performance of the Merger Agreement;

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required consents and regulatory filings in connection with the Merger Agreement;

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delivery and enforceability of each of the Guaranties and Equity Commitment Letters;

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the capital structure of Merger Sub;

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litigation and regulatory matters;

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accuracy of information to be provided for this proxy statement;

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payment of fees to brokers in connection with the Merger Agreement;

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absence of any undisclosed transactions, relations or understandings between Parent or Merger Sub, the Thoma Bravo Funds, the Sunstone Partners Funds or any of their affiliates, on the one hand, and any beneficial owner of five percent or more of the outstanding shares of UserTesting common stock or any member of our management or the Board, on the other hand;

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Parent and Merger Sub not being a “foreign person” within the meaning of title 31 of the Code of Federal Regulations part 800 section 800.224;

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ownership of our capital stock;

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the solvency of Parent and its subsidiaries following the consummation of the Merger and the transactions contemplated by the Merger Agreement; and

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the exclusivity and terms of the representations and warranties made by us.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.
Conduct of Business Pending the Merger
During the period of time between the date of signing of the Merger Agreement and the first to occur of the Effective Time and the termination of the Merger Agreement (the “Interim Period”), except (i) as required by applicable law, (ii) as agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned); provided that Parent shall be deemed to have approved in writing if it provides no response within five (5) business days after written request by us for such approval, (iii) as expressly required or permitted by the Merger Agreement or (iv) as disclosed in our disclosure schedules to the Merger Agreement, we will, and will cause our subsidiaries to:
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conduct our business in all material respects in the ordinary course consistent with past practices; and

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use our commercially reasonable efforts to preserve intact in all material respects our business organization and business relationships.

During the Interim Period, except (i) as required by applicable law, (ii) as agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned); provided that Parent shall be deemed to have approved in writing if it provides no response within five (5) business days after written request by us for such approval, (iii) as contemplated, required or permitted by the Merger Agreement, (iv) to the extent necessary to comply with the express obligations set forth in any material contract in effect on the date of the Merger Agreement, or (v) as disclosed in our disclosure schedules to the Merger Agreement, we will not, and will not allow our subsidiaries, as applicable to, among other things (and subject to certain exceptions):
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authorize or pay any dividend or other distribution;

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adjust, split, subdivide, combine, or reclassify any of our capital stock;

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other than in the ordinary course of business consistent with past practice, materially increase the compensation or other benefits payable or provided to any director, officer, employee or other service provider of UserTesting or our subsidiaries;

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enter into any employment, consulting, change of control, severance or retention agreement or other compensation or benefit agreement with any current or former independent contractor, director or employee of UserTesting or our subsidiaries (except for employment or consulting agreements entered into in the ordinary course of business or that are terminable on no more than 30 days’ notice without penalty or severance unless such severance is in accordance with the Company Severance Plans (as defined below));

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grant new change of control, severance, retention, pension or other cash compensation or benefits in respect of or accelerate the funding, vesting or payment of any compensation or benefit for, any such current or former independent contractor, director or employee;

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grant any new equity or equity-based compensation or benefits in respect of any independent contractor, director or employee;

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except as provided in the Merger Agreement, enter into, adopt, materially amend, terminate or materially increase the coverage or benefits available under any UserTesting benefit plan;

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other than in the ordinary course of business consistent with past practice, hire or engage any person at the level of Vice President or above or terminate (without cause), furlough, or temporarily layoff any employee or independent contractor at the level of Vice President or above;

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materially change accounting practices;

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amend the organizational documents of UserTesting or our subsidiaries;

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issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of our capital stock or other ownership or equity or equity-based interests in UserTesting or our subsidiaries;

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purchase, repurchase, redeem or otherwise acquire any securities of UserTesting, except for transactions solely among UserTesting and our subsidiaries or solely among our subsidiaries;

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incur, assume or guarantee any indebtedness for borrowed money;

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sell, lease, license, transfer, exchange, swap, or subject to any lien (except with regards to certain liens), or otherwise dispose of, any portion of our material properties or assets, in each case, in excess of $25,000 individually or $250,000 in the aggregate, other than in the ordinary course of business;

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enter into, terminate or amend material contracts except in the ordinary course of business;

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settle, pay discharge or satisfy any action, other than any action that involves only the payment of monetary damages not in excess of $150,000 individually or $1,000,000 in the aggregate;

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make or authorize any capital expenditures other than those not in excess of $1,000,000 individually or $2,500,000 in the aggregate in any 12-month period;

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adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of UserTesting or our subsidiaries;

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undertake certain tax-related actions;

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make any acquisition of or make any investment in any interest in, any corporation, partnership or other business organization or material assets or division thereof, except for (i) purchases of inventory and supplies in the ordinary course of business consistent with past practice or pursuant to an existing contract in effect as of the date of the Merger Agreement or (ii) acquisitions or investments not to exceed $15,000,000 in the aggregate;

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negotiate, enter into, adopt, extend, amend or terminate or agree to any collective bargaining agreement;

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recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of UserTesting or our subsidiaries;

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effect certain layoffs without complying with applicable laws;

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grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor;

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enter into a transaction with an affiliate of UserTesting or other person covered by Item 404 of Regulation S-K under the Securities Act that would be required to be disclosed pursuant to Item 404;

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make any loans or advances to any other person or entity;

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sell, assign, transfer, license, abandon, permit to lapse or otherwise dispose of or subject to any lien any intellectual property that is material to the business of UserTesting and our subsidiaries;

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intentionally disclose any trade secrets that are material to the business of UserTesting and our subsidiaries or intentionally disclose, make available, deliver, license or place into escrow any source code owned by UserTesting or any of our subsidiaries with respect to software that is material to the business of UserTesting and our subsidiaries; or

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enter into agreements to do any of the foregoing.

Notwithstanding the restrictions set out above, nothing shall prevent UserTesting or our subsidiaries from taking any action that would otherwise be prohibited reasonably in response to COVID-19 or any

COVID-19 Measures or in response to sanctions imposed in connection with the current conflict between the Russian Federation and Ukraine, so long as, in each case, we consult in good faith with Parent prior to taking such action.
In addition, from the date of the Merger Agreement until the earlier of the date the Merger Agreement is terminated and the expiration or termination of the waiting period under the HSR Act applicable to the Merger and the receipt of the required governmental consents, Parent and Merger Sub have agreed not to, and to not permit the Thoma Bravo Funds and the Sunstone Partners Funds or any of their subsidiaries and affiliates to, acquire or agree to acquire by merger or consolidation with, or by purchasing a material portion of the assets of or equity in, any person (a “Specified Acquisition”), if the entering into a definitive agreement with respect to or the consummation of a Specified Acquisition would reasonably be expected to (i) prevent, materially delay or materially impede the obtaining of the expiration or termination of the waiting period under the HSR Act applicable to the Merger and the receipt of governmental authority consents (or expiration of applicable waiting periods), or (ii) materially increase the risk of any governmental entity seeking or entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated under the Merger Agreement.
The Go-Shop Period — Solicitation of Other Offers
Under the Merger Agreement, from the date of the Merger Agreement until 11:59 p.m. Pacific Time on the No-Shop Period Start Date, UserTesting, our subsidiaries and our and their respective representatives have the right to: (i) solicit, initiate, propose, induce the making or submission of, encourage or facilitate in any way any offer or proposal that constitutes, or could reasonably be expected to lead to, an Alternative Acquisition Proposal (as defined in this section of this proxy statement below), including by providing information (including non-public information and data) relating to UserTesting and any of our subsidiaries and affording access to the businesses, properties, assets, books, records or other non-public information, or to any personnel, of UserTesting and our subsidiaries to any third person (and its representatives, including potential financing sources of the third person) that has entered into an Acceptable Confidentiality Agreement; provided that we must provide Parent and Merger Sub (and their representatives, including financing sources) with access to any information or data that is provided to any third person given such access that was not previously made available (whether prior to or after the execution of the Merger Agreement) to Parent or Merger Sub substantially concurrently with the time it is provided to the third person (and in any event within twenty-four (24) hours thereof) and (ii) continue, enter into, engage in or otherwise participate in any discussions or negotiations with any third person (and their respective representatives, including potential financing sources of the third person) regarding any Alternative Acquisition Proposals (or inquiries, offers or proposals or any other effort or attempt that could reasonably be expected to lead to an Alternative Acquisition Proposal), and cooperate with or assist or participate in, or facilitate in any way, any such inquiries, offers, proposals, discussions or negotiations or any effort or attempt to make any Alternative Acquisition Proposals or other proposals that could reasonably be expected to lead to Alternative Acquisition Proposals, including by granting a waiver, amendment or release under any pre-existing “standstill” or other similar provision to the extent necessary to allow for an Alternative Acquisition Proposal or amendment to an Alternative Acquisition Proposal to be made confidentially to us or to the Board of Directors. We must also notify Parent within twenty-four (24) hours of entering into any Acceptable Confidentiality Agreement.
If we terminate the Merger Agreement prior to 11:59 p.m. Pacific Time on December 20, 2022 to enter into a definitive agreement with respect to a Superior Proposal received from an Excluded Party, then we would be required to pay a termination fee of $10,160,000 to Parent. For more information, please see the section of this proxy statement captioned “— The Board of Directors’ Recommendation; Change of Recommendation.”
For purposes of this proxy statement and the Merger Agreement:
“Acceptable Confidentiality Agreement” means an agreement with us that is either (i) in effect as of the date the Merger Agreement was entered into, or (ii) executed, delivered and effective after the date the Merger Agreement was entered into, in either case containing provisions that require any counterparty thereto (and any of its affiliates and representatives named therein) that receive non-public information of or with respect to UserTesting and/or our subsidiaries to keep such information confidential; provided, however, that, with respect to such agreements executed and delivered following the execution and delivery of the Merger Agreement, the provisions contained therein relating to the confidential treatment of information and the use thereof are not materially less restrictive in the aggregate to such counterparty (and any of its affiliates and representatives named therein) than the terms of the non-disclosure letter agreement entered into between us and Thoma Bravo (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Alternative Acquisition Proposal) and that such agreement does not contain provisions which prohibit us from providing any information to Parent in accordance with the Merger Agreement.
“Alternative Acquisition Proposal” means any offer, proposal or indication of interest by a third person relating to or concerning (i) a merger, reorganization, share exchange, consolidation, tender offer, business combination, recapitalization, liquidation, dissolution or similar transaction involving us, in each case, as a result of which our stockholders immediately prior to such transaction would cease to own at least 75% of the total voting power of UserTesting or the surviving entity (or any direct or indirect parent company thereof), as applicable, immediately following such transaction, (ii) the direct or indirect acquisition by any third person of assets constituting or accounting for more than 25% of the consolidated assets, revenue or net income of UserTesting and our subsidiaries, on a consolidated basis (including equity interests in any subsidiaries), or (iii) the direct or indirect acquisition by any third person of more than 25% of the outstanding shares of UserTesting common stock or securities representing more than 25% of the total voting power of UserTesting.
“Excluded Party” means any third person (i) from whom we received a written Alternative Acquisition Proposal prior to the No-Shop Period Start Date and (ii) whose Alternative Acquisition Proposal the Board of Directors determines in good faith prior to the start of the No-Shop Period Start Date, after consultation with its outside financial advisors and legal counsel, either to be a Superior Proposal or an Alternative Acquisition Proposal that could reasonably be expected to lead to a Superior Proposal; provided, however, that a third person will immediately cease to be an Excluded Party (and the provisions of the Merger Agreement applicable to Excluded Parties will cease to apply with respect to such third person) if (1) the Alternative Acquisition Proposal is withdrawn by the third person or (2) the Alternative Acquisition Proposal, in the good faith determination of the Board of Directors, after consultation with its outside financial advisors and legal counsel, no longer is or could no longer be reasonably expected to lead to a Superior Proposal.
“Superior Proposal” means a written Alternative Acquisition Proposal substituting in the definition thereof “80%” for “25%” and for “75%” in each place each such phrase appears, that (i) was not solicited in violation of the non-solicitation obligations pursuant to the Merger Agreement and (ii) the Board of Directors determines in good faith, after consultation with UserTesting’s outside legal counsel and financial advisors, and considering such factors as the Board of Directors considers to be appropriate (including (a) all legal, regulatory and financial aspects of the proposal (including certainty of closing) and the identity of the third person making the Alternative Acquisition Proposal and (b) any revisions to the Merger Agreement made or proposed in writing by Parent prior to the time of such determination in accordance with the change of recommendation provisions of the Merger Agreement), to be more favorable to us and our stockholders than the transactions contemplated by the Merger Agreement.
The No-Shop Period — No Solicitation of Other Offers
From the date of the No-Shop Period Start Date until the earlier to occur of the termination of the Merger Agreement and the Effective Time, we have agreed not to, and to cause our subsidiaries and our and their respective representatives not to, directly or indirectly:
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solicit, initiate or knowingly encourage, or knowingly facilitate the making or submission of any offer or proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal;

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participate in any discussions or negotiations regarding an Alternative Acquisition Proposal with, or furnish any non-public information relating to UserTesting or our subsidiaries for the purpose of facilitating an Alternative Acquisition Proposal to, any third person that has made or, to our knowledge, is considering making an Alternative Acquisition Proposal, or afford any third person access to the business, properties, assets, books, records or other non-public information, or to any personnel, of UserTesting or our subsidiaries for the purpose of encouraging, inducing or facilitating an Alternative Acquisition Proposal;
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approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to an Alternative Acquisition Proposal; or

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enter into any letter of intent, agreement in principle, memorandum of understanding, or other acquisition agreement, merger agreement or similar agreement with respect to an Alternative Acquisition Proposal, other than an Acceptable Confidentiality Agreement permitted pursuant to the terms of the Merger Agreement.

In addition, we have agreed to (i) cease and cause to be terminated any discussions or negotiations with any third person and its representatives, (ii) request the prompt return or destruction of all non-public information concerning us and our subsidiaries furnished to any person with whom a confidentiality agreement with respect to an Alternative Acquisition Proposal was entered into at any time during the period between November 16, 2021 and the No-Shop Period Start Date, (iii) cease providing any further such information with respect to us or any Alternative Acquisition Proposal to any such third person or its representatives and (iv) terminate all access granted to any such third person or its representatives to any physical or electronic data room (or any other diligence access) containing any such information.
Notwithstanding these restrictions, we may continue to engage in the activities delineated in the previous two paragraphs with respect to any Excluded Party (but only for so long as such person is and remains an Excluded Party), including with respect to any amended or modified Alternative Acquisition Proposal received from any Excluded Party following the No-Shop Period Start Date.
Additionally, under certain specified circumstances, at any time prior to the adoption of the Merger Agreement by our stockholders, if we receive an Alternative Acquisition Proposal from a third party that was not received in response to, or as a result of, any material breach of our non-solicitation obligations pursuant to the Merger Agreement, (i) we and our representatives may contact the third party making such Alternative Acquisition Proposal solely to clarify the terms and conditions thereof, and (ii) if the Board of Directors determines in good faith, after consultation with outside legal counsel and financial advisors, that such Alternative Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and the Board of Directors (or a committee thereof) has determined in good faith (after consultation with its financial advisors and outside legal counsel) that the failure to take the actions in respect of such Alternative Acquisition Proposal would be inconsistent with its fiduciary duties under applicable law, then we may: (A) engage in discussions or negotiations with the third party (including its representatives and potential equity and debt financing sources) with respect to such Alternative Acquisition Proposal, and (B) furnish non-public information to the third party making such Alternative Acquisition Proposal (and its representatives and potential equity and debt financing sources) if, prior to so furnishing such information, the third party has executed an Acceptable Confidentiality Agreement with us; provided that we provide to Parent and Merger Sub (and their respective representatives) any information or data that is provided to such third party that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such third party (and in any event within twenty-four (24) hours thereof). We will notify Parent that we have entered into an Acceptable Confidentiality Agreement within twenty-four (24) hours after the execution thereof.
Both during the Go-Shop Period and after the No-Shop Period Start Date but prior to the adoption of the Merger Agreement by our stockholders, we are not entitled to terminate the Merger Agreement for the purpose of entering into an agreement in respect of a Superior Proposal unless we comply with certain procedures in the Merger Agreement, including, but not limited to, negotiating with Parent in good faith over a four (4)-business-day period in an effort to amend the terms and conditions of the Merger Agreement and/or the Equity Commitment Letters, so that such Superior Proposal no longer constitutes a “Superior Proposal” relative to the transactions contemplated by the Merger Agreement, as amended pursuant to such negotiations.
As promptly as reasonably practicable, and in any event within twenty-four (24) hours following the expiration of the Go-Shop Period, we shall deliver to Parent a written notice setting forth: (i) the identity of each Excluded Party from which we have received an Alternative Acquisition Proposal that remains pending and (ii) the material terms and conditions of any such pending Alternative Acquisition Proposal made by each such Excluded Party. We shall (whether during or after the Go-Shop Period) promptly (and in any event within twenty-four (24) hours) notify Parent of (A) the entry by us or any of our subsidiaries into an Acceptable Confidentiality Agreement with a third party who has made or could make an Alternative Acquisition Proposal (or, if such third party was already party to a confidentiality agreement with us or any of our subsidiaries, then we shall instead notify Parent within twenty-four (24) hours of granting data room access to such third party or its representatives, it being understood that such notification need only be made one time with respect to such third party and its representatives) and (B) any Alternative Acquisition Proposal received by us or any of our subsidiaries or representatives, which notice shall be provided orally and in writing, and which shall identify the material terms and conditions thereof (and, thereafter, any material change to the terms thereof) and (unless expressly prohibited pursuant to a confidentiality agreement in effect as of the date of the Merger Agreement) the person or group making such Alternative Acquisition Proposal and include copies of all documents and other written materials (including any letter of intent, term sheet or draft of definitive agreement) submitted with such Alternative Acquisition Proposal. From and after the expiration of the Go-Shop Period, we shall keep Parent reasonably informed on a reasonably current basis of the status and any material developments (including all amendments or proposed amendments, whether or not in writing) regarding any Alternative Acquisition Proposals or any material change to the terms of any such Alternative Acquisition Proposal, and promptly (and in any event within twenty-four (24) hours) provide Parent with copies of any letter of intent, term sheet, draft or definitive agreement or similar documents relating to any Alternative Acquisition Proposal (including the financing thereof).
The termination of the Merger Agreement by us following the Board of Directors’ authorization for us to enter into a definitive agreement to consummate an alternative transaction contemplated by a Superior Proposal will result in the payment by us of a termination fee of either (i) $10,160,000 if the Merger Agreement is terminated before 11:59 p.m. Pacific Time on December 20, 2022 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party and we have complied in all material respects with the non-solicitation provisions set forth in the Merger Agreement with respect to such Superior Proposal or (ii) $33,880,000, in the case of any other such termination. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Change of Recommendation.”
The Board of Directors’ Recommendation; Change of Recommendation
As described above, and subject to the provisions described below, the Board of Directors has made the recommendation that our stockholders vote “FOR” the proposal to adopt the Merger Agreement. The Merger Agreement provides that the Board of Directors will not affect a Change of Recommendation (as defined below) except as described below.
Prior to the adoption of the Merger Agreement by our stockholders, the Board of Directors may not take any action described in the following (any such action, a “Change of Recommendation”):
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withdraw (or qualify or modify in any manner adverse to Parent), or propose publicly to withdraw (or qualify or modify in any manner adverse to Parent), the recommendation of the Board of Directors (it being understood that it shall be considered a modification adverse to Parent if (1) any Alternative Acquisition Proposal structured as a tender or exchange offer is commenced and the Board of Directors fails to publicly recommend against acceptance of such tender or exchange offer by our stockholders within ten (10) business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (2) any Alternative Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer) and the Board of Directors fails to issue a public press release within five (5) business days of such public announcement providing that the Board of Directors reaffirms the recommendation of the Board of Directors);

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approve, recommend or declare advisable any Alternative Acquisition Proposal (or propose to approve, recommend or declare advisable any Alternative Acquisition Proposal);

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fail to publicly reaffirm the recommendation of the Board of Directors within five (5) business days after Parent so requests in writing (it being understood that we will have no obligation to make such reaffirmation on more than three (3) separate occasions); or

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fail to include the recommendation of the Board of Directors to approve the Merger in this proxy statement.

Nothing contained in the Merger Agreement prohibits us or the Board of Directors from (i) complying with our disclosure obligations under applicable law or rules and policies of the NYSE, as determined in good faith by us, including taking and disclosing to our stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act (or any similar communication to our stockholders) or from issuing a “stop, look and listen” statement pending disclosure of our position thereunder or (ii) making any disclosure to our stockholders if the Board of Directors determines in good faith, after consultation with UserTesting’s outside legal counsel, that the failure of the Board of Directors to make such disclosure would reasonably be expected to be inconsistent with the exercise of its fiduciary duties under applicable law; provided that (1) any such statement or disclosure must be subject to the terms and conditions of the Merger Agreement and will not limit or otherwise affect the obligations of UserTesting or the Board of Directors and the rights of Parent under the applicable section of the Merger Agreement, and (2) nothing in the foregoing will be deemed to permit us or the Board of Directors to effect a Change of Recommendation other than in accordance with the applicable section of the Merger Agreement.
Notwithstanding the restrictions described above, prior to the adoption of the Merger Agreement by our stockholders, the Board of Directors may effect a Change of Recommendation if (i) we have received a Superior Proposal or (ii) there has been an Intervening Event (as defined below), in each case, that the Board of Directors has determined in good faith (after consultation with its outside legal counsel and financial advisors) that the failure to effect a Change of Recommendation would reasonably be expected to be inconsistent with its fiduciary duties under applicable law.
The Board of Directors may only effect a Change of Recommendation or authorize us to terminate the Merger Agreement to enter into an agreement with respect to a Superior Proposal substantially concurrently with the termination of the Merger Agreement if:
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the Board of Directors has determined in good faith (after consultation with its outside legal counsel and financial advisors) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law;

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we have provided prior written notice to Parent at least four (4) business days in advance of our intention to effect a Change of Recommendation or terminate the Merger Agreement in response to such Superior Proposal, which shall include a description of the terms and conditions of the Superior Proposal, the identity of the person or entity making the Superior Proposal and a copy of any proposed definitive agreement(s) relating to such Superior Proposal, including any related financing commitments, if any;

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we have complied in all material respects with its obligations pursuant to the Merger Agreement with respect to such Superior Proposal;

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we have negotiated in good faith with Parent and its representatives (to the extent Parent notifies UserTesting in writing that it desires to negotiate) with respect to the terms and conditions of the Merger Agreement and/or the Equity Commitment Letters so that such Alternative Acquisition Proposal would cease to constitute a Superior Proposal;

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following such four (4)-business-day period, the Board of Directors (after consultation with its financial advisors and outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of the Merger Agreement that are binding on Parent and Merger Sub and irrevocable by Parent and Merger Sub until the expiration of the foregoing four (4)-business-day period (assuming the execution and delivery by us of the applicable definitive agreement) and any other information provided by Parent) has determined that the failure of the Board of Directors to make such a Change of Recommendation or to terminate the Merger Agreement would reasonably be expected to be inconsistent with its fiduciary duties under applicable law; and

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in the event of a termination of the Merger Agreement in order to cause us to enter into a definitive agreement with respect to such Superior Proposal, we will have validly terminated the Merger Agreement in accordance with the terms of the Merger Agreement, including paying to Parent a termination fee of either (i) $10,160,000 if the Merger Agreement is terminated prior to 11:59 p.m. Pacific Time on December 20, 2022 for the purpose of entering into an agreement with respect to a Superior Proposal received from any Excluded Party, or (ii) $33,880,000, in the case of any other such termination.
In the event of any material amendments or modifications to such Alternative Acquisition Proposal, we are required to deliver a new written notice to Parent and to comply with the requirements of the Merger Agreement with respect to such new written notice (it being understood that the four (4)-business-day period shall be three (3) business days with respect to such new written notice, but in no event shorter than four (4) business days following the original written notice).
In addition, the Board of Directors may only effect a Change of Recommendation for an Intervening Event if the Board of Directors determines in good faith, after consultation with the UserTesting’s outside legal counsel, that the failure of the Board of Directors to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law, provided that:
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the Board of Directors has provided prior written notice to Parent at least four (4) business days in advance of our intention to effect a Change of Recommendation in response to such Intervening Event, which notice must specify the basis for such Change of Recommendation, which shall include a description in reasonable detail of the applicable Intervening Event;

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prior to effecting such Change of Recommendation, the Board of Directors have given Parent an opportunity to meet and negotiate with us and our advisors during the foregoing four (4)-business-day period (to the extent that Parent desires to so meet and negotiate) to discuss the foregoing Intervening Event and any adjustments or revisions to the terms of the Merger Agreement proposed by Parent in response thereto to obviate the need to effect a Change of Recommendation; and

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following such four (4)-business-day period, the Board of Directors, after consultation with our outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of the Merger Agreement, shall have determined that the failure of the Board of Directors to make such a Change of Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under applicable law; provided that each time any material amendment or modification to the Intervening Event occurs, we shall notify Parent of such amendment or modification in writing and the time period set forth in the preceding second (2nd) bullet shall recommence and be extended for two (2) business days from the day of such notification (provided that the time period shall in no event be shorter than four (4) business days following the original written notice).

For purposes of this proxy statement and the Merger Agreement, an “Intervening Event” means any event, change, occurrence or development that is unknown and not reasonably foreseeable to the Board of Directors as of the date of the Merger Agreement, or if known or reasonably foreseeable to the Board of Directors as of the date of the Merger Agreement, the material consequences of which were not known or reasonably foreseeable to the Board of Directors as of the date of Merger Agreement; provided that (a) the receipt, existence or terms of an Alternative Acquisition Proposal or Superior Proposal, or (b) the mere fact, in and of itself, that we meet or exceed any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date of the Merger Agreement, or changes after the date of the Merger Agreement in the market price or trading volume of our common stock or our credit rating (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account), in each case, shall not be deemed to be an Intervening Event under the Merger Agreement.
Employee Benefits
The Merger Agreement provides that from and after the Effective Time, we will honor all UserTesting employee plans in accordance with their terms. Parent acknowledges that a “change in control” (or similar phrase) within the meaning of the Company Benefit Plans (as defined in the Merger Agreement) will occur at the Effective Time.
For a period commencing at the Effective Time and ending on the earlier of (A) the first (1st) anniversary of the Effective Time and (B) the date of termination of the Company Employee (as defined below) (such earlier period, the “Continuation Period”), Parent will cause the Surviving Corporation or its affiliates to provide to each current employee of UserTesting and our subsidiaries as of the Effective Time who remains so employed immediately after the Effective Time (“Company Employees”) (i) base compensation and target annual or short-term cash incentive opportunities (including target short-term commission-based cash incentive opportunities) that, in each case, are no less favorable than were provided to the Company Employee immediately before the Effective Time, and (ii) employee benefits (excluding equity and equity-based compensation) that are substantially comparable in the aggregate to those that were provided to the Company Employee immediately before the Effective Time, provided, however, that nothing set forth in the Merger Agreement will require Parent to provide compensation in the form of equity or equity-based compensation. Without limiting the generality of the foregoing, Parent shall cause the Surviving Corporation to provide to each Company Employee whose employment terminates during the Continuation Period under circumstances that would give rise to cash severance pay or benefits under the existing terms of the United States Company Benefit Plans set forth in the confidential disclosure letter and designated as a severance plan, policy or practice, and any Company Benefit Plan outside of the United States (the “Company Severance Plans”), cash severance pay equal to the cash severance pay provided under the Company Severance Plans. Notwithstanding anything in the Merger Agreement to the contrary, the terms and conditions of employment of any Company Employee whose terms and conditions of employment are subject to a collective bargaining agreement will be governed by such applicable collective bargaining agreement.
For all purposes of vesting, eligibility to participate and level of benefits under the corresponding employee benefit plans of Parent and its subsidiaries providing benefits to any Company Employees after the Effective Time (the “New Plans”), each Company Employee will be credited with his or her years of service with UserTesting and our subsidiaries and our and their respective predecessors before the Effective Time, to the same extent and for the same purpose as such Company Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Company Employee participated or was eligible to participate immediately prior to the Effective Time. However, the foregoing will not apply with respect to any defined benefit pension benefits or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) each Company Employee will be immediately eligible to participate, without any waiting time, in any New Plans to the extent coverage under such New Plan is comparable to and replaces a Company Benefit Plan in which such Company Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, and vision insurance benefits to any Company Employee, Parent will use commercially reasonable efforts to cause all preexisting condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived or satisfied under the comparable plans of UserTesting or our subsidiaries in which such employee participated immediately prior to the Effective Time, and Parent will cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan to the extent such amounts were credited to such person for the same purpose under the Old Plan.
With respect to each of our annual cash incentive plans set forth in the confidential disclosure letter or entered into following the date of the Merger Agreement in accordance with the terms of the Merger Agreement (each, a “Company Incentive Plan”), the Surviving Corporation and its subsidiaries will (and Parent will cause the Surviving Corporation and its subsidiaries to) pay to each Company Employee who remains employed with Parent, the Surviving Corporation or their respective subsidiaries (i) in the case of fiscal year 2022, through the end of fiscal year 2022, at the same time or times that we or any of our subsidiaries has historically paid such annual bonuses in respect of the prior fiscal year, but in no event later than March 15 immediately after the end of fiscal year 2022, a bonus for such fiscal year (the “Annual Bonus”) that is equal to the Annual Bonus that such Company Employee would have been entitled to receive under the terms and conditions of the applicable Company Incentive Plan for such fiscal year based on actual levels of performance, solely to the extent such Company Employee has not been previously paid such Annual Bonus by us or any of our subsidiaries for such fiscal year, and (ii) in the case of fiscal year 2023, through the Effective Time, pay out bonuses in accordance with the terms of the Company Incentive Plan pursuant to its terms and consistent with our past practice for paying bonuses and commissions, and within thirty (30) days of the Effective Time, make a further payment equal to the Annual Bonus that such Company Employee would have been entitled to receive under the terms and conditions of the applicable Company Incentive Plan for fiscal year 2023 based on actual levels of performance, multiplied by a fraction, the numerator of which equals the number of calendar days of fiscal year 2023 that has elapsed prior to the Effective Time, and the denominator of which is 365, solely to the extent such Company Employee has not been previously been paid such portion of the Annual Bonus by us or any of our subsidiaries for such fiscal year.
Efforts to Close the Merger
Under the Merger Agreement, and subject to certain exceptions set forth therein, Parent, Merger Sub and UserTesting agreed to promptly take (or cause to be taken) all actions, and promptly do (or cause to be done) and assist and cooperate with the other party or parties in doing (or causing to be done) all things, in each case that are necessary, proper or advisable under applicable laws or otherwise to consummate and make effective the Merger and the other transactions contemplated by the Merger Agreement in the most expeditious manner possible after the date of the Merger Agreement (subject to the terms of the Merger Agreement) and in any event prior to the End Date.
Cooperation with Debt Financing
To the extent reasonably requested by Parent in writing and prior to the Closing Date, we shall use our reasonable best efforts to provide, and to cause our subsidiaries (and our and their respective representatives) to use their reasonable best efforts to provide customary cooperation to Parent and Merger Sub, in each case at Parent’s sole cost and expense, in connection with the arrangement of the debt financing for the transactions contemplated by the Merger Agreement (the “Debt Financing”) (provided, that such requested cooperation does not unreasonably interfere with the ongoing operations of the UserTesting or any of its affiliates), including using its reasonable best efforts to, upon Parent’s reasonable request in writing and subject to certain exceptions set forth in the Merger Agreement:
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furnish Parent as promptly as practicable, after written request therefor by Parent, any Required Financial Information (as defined below);

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assist in preparation for and participate in a reasonable number of investor and lender meetings (including a reasonable and limited number of one-on-one meetings and calls that are requested in advance with or by the parties acting as lead arrangers or agents for, and prospective lenders of, the Debt Financing), presentations, road shows, due diligence sessions and sessions with rating agencies and accountants, at reasonable times and with reasonable advance notice (which meetings, presentations, road shows and sessions shall be virtual) and to assist with the marketing or syndication efforts of Parent in connection with the Debt Financing;

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facilitate the pledging of collateral of UserTesting and our subsidiaries effective no earlier than the Closing;

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provide a fully-executed customary payoff letter and lien terminations and instruments of discharge (to the extent applicable) for certain indebtedness for borrowed money and any bank credit facility incurred after October 26, 2022 by us, to be delivered at least one (1) business day prior to Closing, to allow for the payoff, discharge and termination in full on the Closing Date of all such indebtedness and liens (if any), subject to the occurrence of the Closing;

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provide reasonable and customary assistance to Parent and the Debt Financing Source (as defined below) in the preparation of customary offering documents, lender presentations, private placement memoranda, bank information memoranda, syndication memoranda, ratings agency presentations (including providing customary authorization and representation letters authorizing the distribution of information relating to us and our subsidiaries to prospective lenders or investors and containing representations with respect to the presence of or absence of material non-public information relating to us and our subsidiaries and the accuracy of the information relating to us and our subsidiaries contained therein) and other customary marketing material for the Debt Financing;

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so long as requested by Parent at least eight (8) business days prior to the Closing Date, provide at least four (4) business days prior to the Closing Date, all documentation and other information relating to us or any of our subsidiaries required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, and (y) if UserTesting is a “legal entity” customer under 31 C.F.R. § 1010.230, so long as requested by Parent at least eight (8) business days prior to the Closing Date, provide at least four (4) business days prior to the Closing Date, a certification regarding the beneficial ownership required by 31 C.F.R. § 1010.230 in relation to us;

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subject to certain exceptions, provide reasonable and customary assistance to assist Parent in producing any pro forma financial statements regarding us and our subsidiaries;

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cooperate with Parent to obtain reasonable and customary corporate and facilities credit rating;

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cooperate with the Debt Financing Sources’ due diligence, to the extent customary and reasonable;

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assist in the preparation of, and executing and delivering at Closing, the definitive debt agreements, including guarantee and collateral documents and instruments as may be reasonably requested by Parent, customary closing certificates, a customary solvency certificate, perfection certificates and other customary documents and instruments as may be reasonably requested by Parent in writing and, in each case, necessary and customary as may be required by the definitive agreements with respect to the Debt Financing (the “Definitive Debt Agreements”); and

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taking reasonable corporate actions, subject to and only effective upon the occurrence of the Closing (and subject to the Definitive Debt Agreements with respect to subsidiary guarantors), reasonably necessary to permit the consummation of the Debt Financing.

Notwithstanding the foregoing, none of us nor any of our affiliates shall be required to take or permit the taking of any action that would (i) require us or our subsidiaries or any of our or their respective affiliates or any persons who are officers or directors of such entities to pass resolutions or consents to approve or authorize the execution of the Debt Financing, except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing, (ii) require us or our subsidiaries or any of our or their respective affiliates or any persons who are officers or directors of such entities to enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is not contingent upon the Closing or that would be effective prior to the Closing (other than the execution of customary authorization letters and representation letters referenced above), (iii) require us or any of our affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Debt Financing prior to the Closing or have any obligation of UserTesting or any of our affiliates under any agreement, certificate, document or instrument be effective prior to the Closing, (iv) cause any director, officer, employee of UserTesting or of a UserTesting stockholder or any of UserTesting’s affiliates to incur any personal liability, (v) conflict with the organizational documents of UserTesting or any of our affiliates or any laws, (vi) reasonably be expected to result in a material violation or breach of, or a material default (with or without notice, lapse of time, or both) under, any material contract to which we or any of our affiliates is a party (provided that in the event we do not disclose any such information in reliance on the foregoing subclause (vi), we will inform Parent thereof and of the general nature of the information being withheld), (vii) require us or any of our affiliates to provide access to or disclose information that we or any of our affiliates reasonably determines would jeopardize any attorney-client privilege, (viii) require us or any of our affiliates to provide information for reporting periods other than regular fiscal quarters, or (ix) require us or any of our affiliates to provide information for periods for which information is not yet available following regular quarterly closing processes (provided that we or such subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, we will, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Debt Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality). Neither we nor any of our affiliates shall be required to be an issuer or other obligor with respect to the Debt Financing prior to the Closing.

Parent will (x) promptly, on request by UserTesting, reimburse us or any of our affiliates for all reasonable and documented out-of-pocket costs incurred by us or them or our or their respective representatives in connection with the cooperation of UserTesting and our representatives contemplated by the financing cooperation covenant in the Merger Agreement (it being understood that such reimbursement will not apply to any fees, costs and expenses that are incurred by, or on behalf of, us in connection with our ordinary course financial reporting requirements, including, for the avoidance of doubt, with respect to our fiscal year 2022 audited financial statements); and (y) indemnify and hold harmless UserTesting, our affiliates and our and their respective representatives from and against any and all losses (excluding lost profits and losses from any consequential, indirect, special or punitive damages (other than any such damages awarded to a third party in a final non-appealable judgment of a court of a competent jurisdiction)), suffered or incurred by us or them in connection with the arrangement of the Debt Financing and any action taken by us or them at the request of Parent or its representatives and any information used in connection therewith, except (A) with respect to any losses suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of UserTesting or any of our subsidiaries or (B) to the extent resulting solely from any material misstatement or omission in any written historical financial information relating to us or any of our subsidiaries furnished by or on behalf of UserTesting or any of our subsidiaries specifically for use in connection with the Debt Financing.
“Required Financial Information” means the historical financial statements and historical financial data regarding UserTesting and our subsidiaries to the extent required by the Definitive Debt Agreements and such other financial data and financial information and operating data regarding UserTesting and our subsidiaries (including information regarding the business, operations and financial projections thereof) as may be reasonably requested by Parent.
“Debt Financing Sources” means the financial institutions, agents, arrangers, institutional investors and lenders that at any time have committed to provide or arrange or otherwise enter into agreements in connection with the Debt Financing, including the parties to any debt commitment lender or any joinder agreements, credit agreements or the other definitive documentations relating thereto entered into in connection therewith, together with their respective affiliates and their respective affiliates’ officers, directors, general or limited partners, stockholders, members, employees, controlling persons, agents and representatives and their respective permitted successors and assigns.
Indemnification and Insurance
Parent, Merger Sub and UserTesting have agreed that all indemnification or other similar agreements between any current or former directors, officers or employees, on the one hand, and UserTesting or any of our subsidiaries, on the other hand, as in effect on the date of the Merger Agreement, will survive the Merger and remain in full force and effect in accordance with their respective terms. For a period of six (6) years after the Effective Time, Parent and the Surviving Corporation will maintain in effect the exculpation, indemnification and advancement of expenses provisions of the certificates of incorporation and bylaws or similar organizational documents of UserTesting and of any subsidiaries as in effect immediately prior to the Effective Time, and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were current or former directors, officers or employees of UserTesting or any of our subsidiaries; provided, however, that all rights to indemnification in respect of any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (a “Proceeding”), pending or asserted or any claim made within such period will continue until the final disposition of such Proceeding or resolution of such claim, even if beyond such six (6)-year period. From and after the Effective Time, Parent will assume, be jointly and severally liable for, and honor, guarantee and stand surety for, and will cause the Surviving Corporation and its subsidiaries to honor, in accordance with their respective terms, the indemnification provisions of the Merger Agreement.
Parent and the Surviving Corporation will, to the fullest extent provided in the governing and organizational documents of UserTesting and our subsidiaries as in effect on the date of the Merger Agreement and all indemnification or other similar agreements between any current or former directors, officers or employees, on the one hand, and UserTesting or any of our subsidiaries, on the other hand, in each case in effect as of the date of the Merger Agreement, indemnify and hold harmless each current and former director, officer or employee of UserTesting or any of our subsidiaries and any person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of or for the benefit of UserTesting or our subsidiaries (each, an “Indemnified Party”) against any costs or expenses (including advancing reasonable attorneys’ fees and expenses in advance of the final disposition of any Proceeding to each Indemnified Party to the fullest extent permitted by law), judgments, fines, losses, claims, damages, obligations, costs, liabilities and amounts paid in settlement in connection with a Proceeding, arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions in connection with such persons serving as an officer, director, employee or other fiduciary of any entity if such service was at the request or for the benefit of UserTesting or our subsidiaries), whether asserted or claimed prior to, at or after the Effective Time, in all cases solely to the extent provided in the governing and organizational documents of UserTesting and our subsidiaries. In the event of any such Proceeding, Parent and the Surviving Corporation will cooperate with the Indemnified Party in the defense of any such Proceeding.
In addition, prior to the Effective Time, we will purchase a six (6)-year “tail” insurance policy on UserTesting’s current policies of directors’ and officers’ liability insurance on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by us and our subsidiaries with respect to matters arising on or before the Effective Time, including covering without limitation the transactions contemplated by the Merger Agreement; provided that the aggregate cost of such “tail” policy will not exceed 400% of the last annual premium paid by us, and if the annual premium of such insurance coverage exceeds the maximum amount, UserTesting, Parent, or the Surviving Corporation will only be required to obtain as much coverage as reasonably practicable for such amount. Parent and the Surviving Corporation will cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation, and no other party shall have any further obligation to purchase or pay for insurance under the indemnification provisions of the Merger Agreement.
Parent has also agreed to pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other indemnification obligations provided in the Merger Agreement in the event Parent is found to have been in breach.
Other Covenants
Stockholders Meeting
We have agreed to take all necessary action (in accordance with applicable law and our organizational documents) to establish a record date for, duly give notice of, convene and hold the Special Meeting as soon as reasonably practicable following the date upon which we receive confirmation from the SEC that it will not review, or that it has completed its review of this proxy statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified us prior to the tenth (10th) calendar day after filing this proxy statement that the SEC will or will not be reviewing this proxy statement) and, subject to the terms of the Merger Agreement, in any event, no later than forty-five (45) days following such date.
Stockholder Litigation
Each of UserTesting and Parent will keep the other reasonably informed of (including by providing copies of all pleadings), and cooperate with the other party in connection with, any stockholder litigation or claim against such party and/or its directors or officers relating to the Merger or the other transactions contemplated by the Merger Agreement. We will: (i) give Parent a reasonable opportunity to participate in the defense or settlement of any such litigation or claim, (ii) consult in good faith with Parent with respect to the defense, settlement and prosecution of any such litigation or claim and (iii) not compromise or settle, or agree to compromise or settle, any stockholder litigation or claim arising or resulting from the transactions contemplated by the Merger Agreement without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned).

Other Investors
Prior to the Effective Time, without the prior written consent of UserTesting, Parent will not permit or agree to permit any third person, other than the Thoma Bravo Funds and Sunstone Partners Funds and their respective affiliates, to obtain any equity interests (or rights to obtain any equity interests) in Parent or Merger Sub if such acquisition of equity interests or rights to obtain such equity interests would reasonably be expected to (i) delay in any material respect the obtaining of, or increase in any material respect the risk of not obtaining, any governmental consents necessary to consummate the transactions contemplated by the Merger Agreement or the expiration or termination of any applicable waiting period, (ii) increase in any material respect the risk of any governmental entity seeking or entering an order prohibiting the consummation of the transactions contemplated by Merger Agreement, or (iii) increase in any material respect the risk of not being able to remove any such order on appeal or otherwise.
Conditions to the Closing of the Merger
The obligations of Parent and Merger Sub, on the one hand, and UserTesting, on the other hand, to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following conditions:
•
the adoption of the Merger Agreement by the requisite affirmative vote of our stockholders;

•
the expiration or early termination of the applicable waiting period under the HSR Act and the absence of any agreement with a governmental entity not to close the Merger;

•
certain regulatory actions by the CMA and ACCC; and

•
the absence of any laws or court orders making the Merger illegal or otherwise prohibiting the Merger.

In addition, the obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:
•
UserTesting having performed and complied in all material respects with all obligations and covenants required by the Merger Agreement to be performed or complied with by UserTesting prior to Closing (UserTesting Covenant Condition”);

•
(i) the representations and warranties of UserTesting relating to organization, good standing, corporate power, enforceability, board approval, anti-takeover laws, required UserTesting stockholder approval, non-contravention with charter or bylaws, certain aspects of our capitalization, subsidiaries and brokers being generally true and correct in all material respects as of the Closing Date as if made at and as of such time, (ii) the representations and warranties of UserTesting relating to certain aspects of our capitalization being generally true and correct as of the Closing Date, except where the failure to be so true and correct would not reasonably be expected to result in additional cost, expense or liability to UserTesting, Parent and their affiliates, individually or in the aggregate, that is more than $10,000,000, (iii) the representations and warranties of UserTesting relating to the absence of any Company Material Adverse Effect since June 30, 2022, being true and correct in all respects as of the Closing Date, (iv) the other representations and warranties of UserTesting set forth elsewhere in the Merger Agreement being true and correct as of the date on which the Closing occurs as if made at and as of such time, except for such failures to be true and correct that would not have a Company Material Adverse Effect (clauses (i) through (iv), the “UserTesting Representation Condition”);

•
the receipt by Parent of a certificate of UserTesting, dated as of the Closing Date and signed by our chief executive officer, certifying that the UserTesting Representation Condition and the UserTesting Covenant Condition have been satisfied;

•
UserTesting having delivered to Parent, no later than one (1) business day prior to Closing, fully-executed customary payoff letters and lien terminations for all indebtedness and borrowed money as set forth in the confidential disclosure letter; and

•
the absence of any Company Material Adverse Effect having occurred after the date of Merger Agreement that is continuing.

In addition, our obligation to consummate the Merger is subject to the satisfaction or waiver (where permitted by applicable law) of each of the following additional conditions:
•
Parent and Merger Sub having performed and complied in all material respects with all obligations and covenants required by the Merger Agreement to be performed or complied with by Parent or Merger Sub prior to Closing (the “Parent and Merger Sub Covenant Condition”);

•
(i) the representations and warranties of Parent and Merger Sub set forth in the Merger Agreement relating to organization, good standing, corporate power, enforceability, board approval, governmental consents, the Guaranties, voting agreements, ownership of UserTesting common stock and solvency of Parent and Merger Sub being generally true and correct in all material respects as of the Closing Date as if made at and as of such time and (ii) the other representations and warranties of Parent and Merger Sub set forth in the Merger Agreement being true and correct on and as of the date on which the Closing occurs with the same force and effect as if made on and as of such date, except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, prevent or materially delay the consummation of the Merger or materially impair the ability of Parent or Merger Sub to fully perform their respective covenants and obligations pursuant to the Merger Agreement (clauses (i) and (ii), the “Parent and Merger Sub Representation Condition”); and

•
the receipt by UserTesting of a certificate of Parent and Merger Sub, dated as of the Closing Date and signed by their respective president or chief executive officer, certifying that the Parent and Merger Sub Representation Condition and the Parent and Merger Sub Covenant Condition have been satisfied.

Termination of the Merger Agreement
The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by our stockholders, in the following ways:
•
by mutual written agreement of UserTesting and Parent;

•
by either UserTesting or Parent if:

•
the Merger has not been consummated by April 26, 2023 (which shall be automatically extended to the First Extended End Date if certain regulatory conditions, including the approval or notification of non-objection to the Merger, notification of no further action, or the expiration or termination of the waiting period as applicable under each of the HSR Act, the Australian Foreign Acquisitions and Takeovers Act 1975 (Cth), and the UK National Security and Investment Act 2021, have not been satisfied, or there are any laws or court orders making the Merger illegal or otherwise prohibiting the Merger, as of the close of business on the date that is two (2) business days immediately prior to the First Extended End Date but all other conditions to the Closing of the Merger set forth in the Merger Agreement have been satisfied or waived (except for those conditions which by their nature are to be satisfied at the Closing, provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), which First Extended End Date shall be automatically extended until January 26, 2024 if (i) solely due to review by CMA the aforementioned regulatory conditions in this bullet have not yet been satisfied as of the close of business on the date that is two (2) business days immediately prior to the First Extended End Date, (ii) the CMA has reached Provisional Findings in a Phase II merger review that the Merger is not expected to result in a substantial lessening of competition prior to the close of business on the date that is two (2) business days immediately prior to the First Extended End Date, and (iii) all other conditions to the Closing of the Merger set forth in the Merger Agreement have been satisfied or waived (except for those conditions which by their nature are to be satisfied at the Closing, provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date);

•
any governmental entity has issued or entered an injunction or similar order permanently enjoining or prohibiting the consummation of the Merger and has become final and non-appealable; or

•
our stockholders fail to adopt the Merger Agreement at the Special Meeting or any adjournment or postponement thereof;

•
by UserTesting if:

•
Parent or Merger Sub has breached or failed to perform any of their covenants or other agreements under the Merger Agreement or any of the representations and warranties of Parent and Merger Sub in the Merger Agreement have become inaccurate, in any such case where such breach, failure to perform or inaccuracy (i) would result in, and be the primary cause of, a failure of a condition set forth in the Merger Agreement and (ii) cannot be cured by the End Date or, if curable, is not cured within forty-five (45) business days following our delivery of written notice that we are intending to terminate the Merger Agreement because of such breach, failure to perform or inaccuracy;

•
prior to the Effective Time, (i) the closing obligations of UserTesting have been and continue to be satisfied or waived; (ii) Parent has failed to consummate the Merger under the timing restrictions set forth in the Merger Agreement; (iii) we have, at least three (3) business days prior to seeking to terminate the Merger Agreement, irrevocably confirmed in a written notice delivered to Parent that we are ready, willing and able to consummate the Merger, and Parent and Merger Sub have not consummated the Merger by the end of such three-(3)-business-day period; or

•
at any time prior to the adoption of the Merger Agreement by our stockholders if (i) we have received a Superior Proposal after the date of the Merger Agreement, (ii) the Board of Directors has authorized us to enter into a definitive agreement with respect to that Superior Proposal in accordance with the terms of the Merger Agreement, (iii) we have complied in all material respects with the non-solicitation provisions set forth in the Merger Agreement with respect to such Superior Proposal, and (iv) concurrently with such termination, we pay to Parent a termination fee of either (i) $10,160,000 if the Merger Agreement is terminated prior to 11:59 p.m. Pacific Time on December 20, 2022 for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party, so long as we have complied in all material respects with the non-solicitation provisions set forth in the Merger Agreement with respect to such Superior Proposal or (ii) $33,880,000, in the case of any other such termination;

•
by Parent if:

•
we have breached or failed to perform any of our covenants or other agreements under the Merger Agreement or any of the representations and warranties of UserTesting under the Merger Agreement have become inaccurate, in any such case where such breach, failure to perform or inaccuracy (i) would result in, and be the primary cause of, a failure of a condition set forth in the Merger Agreement and (ii) cannot be cured by the End Date or, if curable, is not cured within forty-five (45) business days following Parent’s delivery of written notice to UserTesting stating Parent’s intention to terminate the Merger Agreement because of such breach, failure to perform or inaccuracy; or

•
prior to the adoption of the Merger Agreement by our stockholders, the Board of Directors effects a Change of Recommendation (except that such right to terminate will expire at 11:59 p.m. Pacific time on the tenth (10th) business day following the date on which Parent is notified in writing that the Board of Directors has effected a Change of Recommendation).

In the event that the Merger Agreement is terminated pursuant to the termination rights above, the Merger Agreement will be of no further force or effect without liability of any party to the other parties, as applicable, except certain sections of the Merger Agreement will survive the termination of the Merger Agreement in accordance with their respective terms. Notwithstanding the foregoing, nothing in the Merger Agreement will relieve any party from any liability for any fraud or willful and material breach of the Merger Agreement prior to its termination. In addition, no termination of the Merger Agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement between Thoma Bravo and UserTesting or the Guaranties, which rights, obligations and agreements will survive the termination of the Merger Agreement in accordance with their respective terms.

Termination Fee
If we terminate the Merger Agreement prior to 11:59 p.m. Pacific Time on December 20, 2022 and at any time prior to receipt of the approval of our stockholders for the purpose of entering into an agreement with respect to a Superior Proposal received from an Excluded Party , we would be required to pay a $10,160,000 termination fee to Parent.
Parent will also be entitled to receive a termination fee of $33,880,000 from us if the Merger Agreement is terminated:
•
by Parent, because the Board of Directors has effected a Change of Recommendation (which termination must occur by 11:59 p.m. Pacific time on the tenth (10th) business day following the date on which Parent is notified in writing that the Board of Directors has effected a Change of Recommendation); or

•
if (i) after the date of the Merger Agreement, an Alternative Acquisition Proposal (substituting for purposes of the termination in the definition of “Alternative Acquisition Proposal” “50%” for “25%” and for “75%” in each place each such phrase appears) is publicly proposed or publicly disclosed prior to, and not publicly withdrawn, (ii) the Merger Agreement is terminated because (A) our stockholders fail to adopt the Merger Agreement at the Special Meeting or any adjournment or postponement thereof or (B) we have breached or failed to perform any of our covenants or other agreements under the Merger Agreement or any of the representations and warranties of UserTesting under the Merger Agreement have become inaccurate, in any such case where such breach, failure to perform or inaccuracy (1) would result in, and be the primary cause of, a failure of a condition set forth in the Merger Agreement and (2) cannot be cured by the End Date or, if curable, is not cured within forty-five (45) business days following Parent’s delivery of written notice that Parent is intending to terminate the Merger Agreement because of such breach, failure to perform or inaccuracy, and (iii) concurrently with or within twelve (12) months after such termination, we have (A) consummated any Alternative Acquisition Proposal or (B) entered into a definitive agreement providing for (and later consummated) such Alternative Acquisition Proposal.

We will be entitled to receive a termination fee of $67,760,000 from Parent (the “Parent Termination Fee”) if the Merger Agreement is terminated:
•
by us, if Parent or Merger Sub has breached or failed to perform any of their covenants or other agreements under the Merger Agreement or any of the representations and warranties of Parent and Merger Sub in the Merger Agreement have become inaccurate, in any such case where such breach, failure to perform or inaccuracy (i) would result in, and be the primary cause of, a failure of a condition set forth in the Merger Agreement and (ii) cannot be cured by the End Date or, if curable, is not cured within forty-five (45) business days following our delivery of written notice that we are intending to terminate the Merger Agreement because of such breach, failure to perform or inaccuracy;

•
by us prior to the Effective Time, if (i) our closing obligations have been and continue to be satisfied or waived; (ii) Parent has failed to consummate the Merger under the timing restrictions set forth in the Merger Agreement; (iii) we have, at least three (3) business days prior to seeking to terminate the Merger Agreement, irrevocably confirmed in a written notice delivered to Parent that we are ready, willing and able to consummate the Merger, and (iv) Parent and Merger Sub have not consummated the Merger by the end of such three-(3)-business-day period; or

•
by Parent because the Merger has not been consummated by the End Date, and at such time, we could have terminated pursuant to either of the prior two (2) bullets above.

Specific Performance
Parent, Merger Sub and UserTesting agree that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. Parent, Merger Sub and UserTesting acknowledge and agree that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in the Merger Agreement: (i) the non-breaching party will be entitled (in addition to any other remedy to which they are entitled at law or in equity, including monetary damages), to obtain (A) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (B) an injunction restraining such breach or threatened breach and (ii) the fees and expenses provisions of the Merger Agreement are not intended to and would not adequately compensate UserTesting, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of the Merger Agreement, and will not be construed to diminish or otherwise impair in any respect any party’s right to an injunction, specific performance and other equitable relief; and (iii) the right of specific enforcement is an integral part of the Merger and without that right, neither UserTesting nor Parent would have entered into the Merger Agreement.
It is explicitly agreed that, subject to the limitations of the next two sentences, we will have the right to specific performance in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Merger and cause the financing to be funded (including to cause Parent to enforce the obligations of the Thoma Bravo Funds and the Sunstone Partners Funds under the Equity Commitment Letters in order to cause the Equity Financing to be timely completed in accordance with and subject to the terms and conditions set forth in the Equity Commitment Letters) subject to the terms and conditions set forth therein and in the Merger Agreement. Notwithstanding anything to the contrary in the Merger Agreement, it is explicitly agreed that our right to seek an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be funded to fund a portion of the amount required to consummate the Merger and to make all payments required to be made in connection therewith (but not our right to seek such injunctions, specific performance or other equitable remedies for any other reason) shall be subject to the requirements that (i) all of the (x) joint conditions to Parent’s, Merger Sub’s and UserTesting’s obligations to consummate the Merger and (y) conditions to Parent’s and Merger Sub’s obligations to consummate the Merger, in each case, have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder) of such conditions), (ii) we have irrevocably confirmed in writing that if the Equity Financing is funded, then we shall take such actions that are required of us by the Merger Agreement to arrange and consummate the Closing of the Merger pursuant to the terms of the Merger Agreement and (iii) Parent and Merger Sub will have failed to consummate the Merger by the time Closing was to occur under the Merger Agreement. Notwithstanding the foregoing and subject to the rights of the parties to the definitive agreements for any financing under the terms thereof, we are not entitled to directly seek the remedy of specific performance of the Merger Agreement against any debt financing source. Additionally, the election to pursue an injunction, specific performance or other equitable relief will not restrict, impair or otherwise limit us from, in the alternative, seeking to terminate the Merger Agreement and collect the Parent Termination Fee; provided that in no event will we be permitted to pursue an injunction, specific performance or other equitable relief or any other remedy under the Merger Agreement or available at law or equity following the payment of the Parent Termination Fee in accordance with the terms of the Merger Agreement.
Parent, Merger Sub and UserTesting agree not to raise any objections to (i) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of the Merger Agreement by us, on the one hand, or Parent and Merger Sub, on the other hand; and (ii) the specific performance of the terms and provisions of the Merger Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent and Merger Sub pursuant to the Merger Agreement. Any party seeking an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the terms and provisions of the Merger Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
Limitations of Liability
The collective monetary damages of Parent, Merger Sub or any of their affiliates for breaches (including any willful and material breach) under the Merger Agreement (taking into account the payment of the Parent Termination Fee pursuant to the Merger Agreement), the Guaranties or the Equity Commitment Letters will not exceed, in the aggregate for all such breaches, an amount equal to $67,760,000 plus certain reimbursement obligations.

The maximum aggregate monetary damages of UserTesting for breaches (including any willful and material breach) under the Merger Agreement (taking into account the payment of the Company Termination Fee pursuant to the Merger Agreement) will not exceed, in the aggregate for all such breaches, an amount equal to $33,880,000. Notwithstanding such limitations on liability for monetary damages, Parent, Merger Sub and UserTesting may be entitled to an injunction, specific performance or other equitable relief as provided in the Merger Agreement.
Fees and Expenses
Except in specified circumstances, whether or not the Merger is completed, all costs and expenses incurred in connection with the Merger, the Merger Agreement and the other transactions contemplated by the Merger Agreement will be paid by the party incurring or required to incur such expenses, except that all filing fees paid by any party in respect of any and all filings under the antitrust and foreign investment laws shall be borne by Parent and that generally Parent will pay or cause to be paid all transfer, documentary, sales, use, stamp, registration, real property transfer and other similar taxes and fees imposed with respect to, or as a result of, entering into the Merger Agreement and completing the Merger and that such taxes and fees expressly will not be a liability of our stockholders or holders of our equity awards.
Amendment
The Merger Agreement may be amended by the parties in an executed written instrument at any time before or after adoption of the Merger Agreement by our stockholders. However, after adoption of the Merger Agreement by our stockholders, no amendment that requires further approval by such UserTesting stockholders pursuant to applicable law or in accordance with the rules and regulations of the NYSE may be made without such approval.
Governing Law
The Merger Agreement is governed by Delaware law.
Vote Required and Board of Directors Recommendation
Approval of the adoption of the merger agreement proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UserTesting common stock entitled to vote at the Special Meeting. With respect to such proposal, (i) a failure to vote in person or by proxy at the Special Meeting will have the same effect as a vote “AGAINST” on the outcome of the adoption of the merger agreement proposal, (ii) abstentions will be counted as votes “AGAINST” on the outcome of the adoption of the merger agreement proposal and (iii) broker “non-votes” (if any) will be counted as votes “AGAINST” on the outcome of the adoption of the merger agreement proposal. Shares of UserTesting common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a UserTesting stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of UserTesting common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If UserTesting stockholders approve the adjournment proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from our stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairperson of the Special Meeting.
Vote Required and Board of Directors Recommendation
Approval of the adjournment proposal if a quorum is present, requires the affirmative vote of the holders of a majority of the issued and outstanding shares of UserTesting common stock entitled to vote that are present in person or represented by proxy at the Special Meeting and are voted for or against the matter. Assuming a quorum is present, (i) a failure to vote in person or by proxy at the Special Meeting will have no effect on the outcome of the adjournment proposal, (ii) abstentions will have no effect on the outcome of the adjournment proposal and (iii) broker “non-votes” (if any) will have no effect on the outcome of the adjournment proposal. Shares of UserTesting common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a UserTesting stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of UserTesting common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents the beneficial ownership of our common stock by holders of more than 5% of our common stock, each of our directors; each of our named executive officers; and all of our directors and executive officers as a group. Except for the information about the greater than 5% stockholders, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 31, 2022, by each of our directors; each of our named executive officers; and all of our directors and executive officers as a group.
Percentage ownership of our common stock is based on 145,333,328 shares of UserTesting common stock issued and outstanding on October 31, 2022. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within sixty (60) days of October 31, 2022, shares of our common stock subject to RSUs that will be released within sixty (60) days of October 31, 2022, and shares of our common stock purchasable under the Company ESPP within sixty (60) days of October 31, 2022, to be outstanding and to be beneficially owned by the person holding the stock option, RSU and purchase rights under the Company ESPP for the purpose of computing the percentage ownership of that person but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each of the individuals and entities named below that owns 5% or more of our common stock is c/o UserTesting, Inc., 144 Townsend Street, San Francisco, California 94107.
Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
Named Executive Officers and Directors:
Andy MacMillan(1)	6,858,939	4.5
Jon Pexton(2)	749,317	*
David Satterwhite(3)	1,398,238	1.0
Darrell Benatar(4)	6,176,674	4.3
Andrew Braccia(5)	29,777,251	20.5
Tatyana Mamut(6)	71,376	*
Shannon Nash(7)	56,932	*
Cynthia Russo(8)	56,932	*
Alexander Wong(9)	1,652,107	1.1
All executive officers and directors as a group (13 persons)(10)	50,681,321	32.2
Other 5% Stockholders:
Entities affiliated with Accel Growth Fund III LP(11)	29,760,041	20.5
Entities affiliated with Insight Partners (Cayman) XI, L.P.(12)	22,435,663	15.4
Entities affiliated with OpenView Venture Partners IV LP(13)	9,159,154	6.3
Entities affiliated with StepStone Group LP(14)	22,680,906	15.6

*
Less than 1%

(1)
Represents (i) 14,350 shares of UserTesting common stock held by Mr. MacMillan, (ii) 87,750 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022, (iii) 6,754,339 shares of UserTesting common stock issuable to Mr. MacMillan upon exercise of stock options within 60 days of October 31, 2022 and (iv) a maximum of 2,500 shares of UserTesting common stock that are issuable under the Company ESPP within 60 days of October 31, 2022.

(2)
Represents (i) 127,313 shares of UserTesting common stock held by Mr. Pexton, (ii) 37,500 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022, (iii) 582,004 shares of UserTesting common stock issuable to Mr. Pexton upon exercise of stock options within 60 days of October 31, 2022 and (iv) a maximum of 2,500 shares of UserTesting common stock that are issuable under the Company ESPP within 60 days of October 31, 2022.
(3)
Represents (i) 227,218 shares of UserTesting common stock issuable to Mr. Satterwhite, (ii) 40,000 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022, (iii) 1,128,520 shares of UserTesting common stock issuable to Mr. Satterwhite upon exercise of stock options within 60 days of October 31, 2022 and (iv) a maximum of 2,500 shares of UserTesting common stock that are issuable under the Company ESPP within 60 days of October 31, 2022.

(4)
Represents 6,176,674 shares of UserTesting common stock held by D&L Benatar 2014 Revocable Trust.

(5)
Represents (i) 8,605 shares of UserTesting common stock issuable to Mr. Braccia, (ii) 8,605 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022 and (iii) (a) 26,727,498 shares of UserTesting common stock held by Accel Growth Fund III LP (“Accel III”), (b) 1,261,825 shares of UserTesting common stock held by Accel Growth Fund III Strategic Partners LP (“Accel III Partners”) and (c) 1,770,718 shares of UserTesting common stock held by Accel Growth Fund Investors 2014 LLC (“Accel 2014”). Accel Growth Fund III Associates L.L.C. is the general partner of each of Accel III and Accel III Partners. The managing members of Accel Growth Fund III Associates L.L.C. are Andrew Braccia, Sameer Gandhi, Ping Li, Tracy Sedlock, Ryan Sweeney, and Richard Wong. Accel Growth Fund III Associates L.L.C. has sole voting and dispositive power with regard to the shares held by Accel III and Accel III Partners, and its managing members share such powers. The managing members of Accel 2014 are Andrew Braccia, Sameer Gandhi, Ping Li, Tracy Sedlock, Ryan Sweeney, and Richard Wong, all of whom share voting and dispositive power with regard to the shares held by Accel 2014.

(6)
Represents (i) 8,605 shares of UserTesting common stock issuable to Ms. Mamut, (ii) 8,605 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022 and (iii) 54,166 shares of UserTesting common stock issuable to Ms. Mamut upon exercise of stock options within 60 days of October 31, 2022.

(7)
Represents (i) 8,605 shares of UserTesting common stock issuable to Ms. Nash, (ii) 8,605 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022 and (iii) 39,722 shares of UserTesting common stock issuable to Ms. Nash upon exercise of stock options within 60 days of October 31, 2022.

(8)
Represents (i) 8,605 shares of UserTesting common stock issuable to Ms. Russo, (ii) 8,605 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022 and (iii) 39,722 shares of UserTesting common stock issuable to Ms. Russo upon exercise of stock options within 60 days of October 31, 2022.

(9)
Represents (i) 1,643,502 shares of UserTesting common stock issuable to Mr. Wong and (ii) 8,605 shares of UserTesting common stock issuable upon settlement of RSU awards that vest within 60 days of October 31, 2022.

(10)
Represents (i) 38,846,438 shares of UserTesting common stock held by our directors and executive officers as a group, (ii) 349,525 shares of UserTesting common stock issuable to our directors and executive officers as a group upon settlement of RSU awards that vest within 60 days of October 31, 2022, (iii) 11,470,358 shares of UserTesting common stock issuable to our directors and executive officers as a group upon exercise of stock options within 60 days of October 31, 2022 and (iv) a maximum of 15,000 shares of UserTesting common stock issuable to our directors and executive officers as a group under the Company ESPP within 60 days of October 31, 2022.

(11)
Represents (i) 26,727,498 shares of UserTesting common stock held by Accel Growth Fund III LP (“Accel III”), (ii) 1,261,825 shares of UserTesting common stock held by Accel Growth Fund III Strategic Partners LP (“Accel III Partners”) and (iii) 1,770,718 shares of UserTesting common stock held by Accel Growth Fund Investors 2014 LLC (“Accel 2014”). Accel Growth Fund III Associates L.L.C. is the general partner of each of Accel III and Accel III Partners. The managing members of Accel Growth Fund III Associates L.L.C. are Andrew Braccia, Sameer Gandhi, Ping Li, Tracy Sedlock, Ryan Sweeney, and Richard Wong. Accel Growth Fund III Associates L.L.C. has sole voting and dispositive power with regard to the shares held by Accel III and Accel III Partners, and its managing members share such powers. The managing members of Accel 2014 are Andrew Braccia, Sameer Gandhi, Ping Li, Tracy Sedlock, Ryan Sweeney, and Richard Wong, all of whom share voting and dispositive power with regard to the shares held by Accel 2014.

(12)
Based on the information as of December 31, 2021 contained in the Schedule 13G filed with the SEC on February 10, 2022 by the Insight Holdings Group, LLC (“Holdings”). The Schedule 13G indicates that 9,328,850 shares of UserTesting common stock are held by Insight Partners XI, L.P. (“IP XI”), 155,343 shares of UserTesting common stock are held by Insight Partners XI (Co- Investors), L.P. (“IP Co-Investors”), 214,105 shares of UserTesting common stock are held by Insight Partners XI (Co-Investors) (B), L.P. (“IP Co-Investors B”), 10,220,232 shares of UserTesting common stock are held by Insight Partners (Cayman) XI, L.P. (“IP Cayman”), 1,304,945 shares of UserTesting common stock are held by Insight Partners (Delaware) XI, L.P. (“IP Delaware”) and 1,212,188 shares of UserTesting common stock are held by Insight Partners (EU) XI, S.C.Sp. (“IP EU”). Mr. Parekh is a member of the board of managers of Holdings. Holdings is the sole shareholder of Insight Associates XI, Ltd. (“IA XI Ltd”), which in turn is the general partner of Insight Associates XI, L.P. (“IA XI LP”), which in turn is the general partner of each of IP XI, IP Co-Investors, IP Co-Investors B, IP Cayman and IP Delaware (collectively, the “Fund XI Entities”, and collectively with IP EU, “Fund XI”). Holdings is the sole shareholder of Insight Associates (EU) XI, S.a.r.l. (“IA EU XI”), which in turn is the general partner of IP EU. Mr. Parekh disclaims beneficial ownership of all shares held by Fund XI, except to the extent of his pecuniary interest therein. The address for each of these entities is c/o Insight Partners, 1114 Avenue of the Americas, 36th Floor, New York, NY 10036.

(13)
Based on the information as of December 31, 2021 contained in the Schedule 13G filed with the SEC on February 9, 2022 by the OpenView Management, LLC. The Schedule 13G indicates that 289,952 shares of UserTesting common stock are held by OpenView Affiliates Fund IV, L.P. and 8,869,202 shares of UserTesting common stock are held by OpenView Venture Partners IV,

L.P. The general partner of OpenView Affiliates Fund IV, L.P. and OpenView Venture Partners IV, L.P. is OpenView General Partner IV, L.P. The address for each of these entities is 303 Congress Street, 7th Floor, Boston, MA 02210.
(14)
Based on the information as of November 10, 2022 contained in the Schedule 13G filed with the SEC on November 15, 2022 by the StepStone Group LP (“StepStone”). The Schedule 13G indicates that an aggregate of 22,680,906 shares of UserTesting common stock are held by StepStone and its funds, of which 2,860,390 shares of UserTesting common stock are held by StepStone VC Global Partners, VII-A, L.P. (“Global Partners VII-A”), 275,958 shares of UserTesting common stock are held by StepStone VC Global Partners VII-C, L.P. (“Global Partners VII-C”), 4,677,285 shares of UserTesting common stock are held by StepStone VC Opportunities III, L.P. (“Opportunities III”), 5,204,266 shares of UserTesting common stock are held by StepStone VC Secondaries Fund III, L.P. (“Secondaries Fund III”), 8,631,482 shares of UserTesting common stock are held by StepStone VC Secondaries Fund IV, L.P. (“Secondaries Fund IV”), and 1,031,525 shares of UserTesting common stock held by StepStone IL Special II, L.P. (“IL Special”). StepStone VC General Partner VII, L.P. (“Partners VII GP”) is the general partner of Global Partners VII-A and Global Partners VII-C. StepStone VC Opportunities General Partner III, L.P. (“Opportunities III GP”) is the general partner of StepStone VC Opportunities III, L.P. (“Opportunities III”). StepStone VC Secondaries General Partner III, L.P. (“Secondaries III GP”) is the general partner of Secondaries Fund III. StepStone VC Secondaries General Partner IV, L.P. (“Secondaries IV GP”) is the general partner of Secondaries Fund IV. IL Special is the general partner of StepStone VC SPV UT, L.P. StepStone is the investment manager of the Funds. StepStone Group Holdings LLC (“StepStone Group Holdings”) is the general partner of StepStone, and StepStone Group Inc. is the sole managing member of StepStone Group Holdings. The address for each of these entities is c/o StepStone, 4225 Executive Square, Suite 1600, La Jolla, CA 90237.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16 of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of UserTesting’s common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish UserTesting with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from our directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in 2022, except due to administrative error, one late Form 4 filing made on behalf of Sabrina Mekhalfa, dated November 17, 2022, to report three transactions, which occurred on April 4, 2022, August 15, 2022, and August 16, 2022.

FUTURE STOCKHOLDER PROPOSALS
We held our annual meeting of stockholders (the “2022 annual meeting”) on June 1, 2022. In light of the Special Meeting, we will hold an annual meeting of stockholders in 2023 only if the Merger is not completed and our stockholders will continue to be entitled to attend and participate in such meeting.
As described in our annual proxy statement for the 2022 annual meeting filed on April 20, 2022, our restated bylaws provide that, for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the attention of the Corporate Secretary at our principal executive offices, the address of which is UserTesting, Inc., 144 Townsend Street, San Francisco, California 94107. To be timely for our 2023 annual meeting of stockholders (if such meeting is held), a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on February 1, 2023 and not later than 5:00 p.m. Eastern Time on March 3, 2023. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our restated bylaws.
As described in our annual proxy statement for the 2022 annual meeting filed on April 20, 2022, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2023 annual meeting of stockholders (if such meeting is held) must be received by us not later than December 21, 2022 in order to be considered for inclusion in our proxy materials for that meeting. Proposals should be sent to our Corporate Secretary at our principal executive offices, together with proof of ownership of our common stock in accordance with Rule 14a-8 under the Exchange Act. We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate Secretary in advance of this deadline to discuss the proposal.
Pursuant to Rule 14a-19 under the Exchange Act, the deadline for stockholders to deliver notice to us of any dissident nominees such stockholder intends to solicit proxies for at our 2023 annual meeting of stockholders (if such meeting is held) must be received by us not later than April 2, 2023. Notice should be sent to our Corporate Secretary at our principal executives offices in accordance with 14a-19 under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates herein by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated herein by reference.
The following UserTesting filings with the SEC are incorporated herein by reference:
•
Our Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 4, 2022;

•
Our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2022, filed on May 4, 2022, for the quarter ended June 30, 2022, filed on August 4, 2022, and for the quarter ended September 30, 2022, filed on October 31, 2022;

•
Our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 20, 2022; and

•
Our Current Reports on Form 8-K, filed on June 3, 2022 and October 27, 2022.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated herein by reference.
You may obtain any of the documents we file with the SEC through the SEC’s website at www.sec.gov, or from our website at https://ir.usertesting.com/. The information included on our website is not incorporated herein by reference.
You may also request copies of any of the documents we file with the SEC by requesting in writing or by telephone from us at the following address:
UserTesting, Inc.
Attn: Investor Relations
144 Townsend Street
San Francisco, California 94107
(888) 877-1882
If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one (1) business day after we receive your request.
If you have any questions concerning the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares of UserTesting common stock, please contact our proxy solicitor:
MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, NY 10018
Toll-free: 1-800-322-2885
Email: proxy@mackenziepartners.com

MISCELLANEOUS
We have supplied all information relating to UserTesting, and Parent has supplied, and we have not independently verified, all of the information relating to Parent and Merger Sub contained in this proxy statement.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated December 6, 2022. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to our stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
THUNDER HOLDINGS, LLC
THUNDER MERGER SUB, INC.
and
USERTESTING, INC.
Dated as of October 26, 2022

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of October 26, 2022 by and among Thunder Holdings, LLC, a Delaware limited liability company (“Parent”), Thunder Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and UserTesting, Inc., a Delaware corporation (the “Company” and, collectively with Parent and Merger Sub, the “Parties” and, individually, a “Party”). All capitalized terms used herein shall have the respective meanings ascribed thereto in Annex A.
W I T N E S S E T H:
WHEREAS, Parent desires to acquire the Company on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, in furtherance of such acquisition, and on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub shall be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent;
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (c) resolved to recommend that the stockholders of the Company adopt this Agreement and directed that such matter be submitted for consideration of the stockholders of the Company at the Company Stockholder Meeting;
WHEREAS, the board of directors of Parent has unanimously approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger;
WHEREAS, the board of directors of Merger Sub has unanimously (a) determined that it is in the best interests of Merger Sub and its sole stockholder, and declared it advisable, to enter into this Agreement, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (c) resolved to recommend that the sole stockholder of Merger Sub adopt this Agreement and directed that such matter be submitted for consideration of the sole stockholder of Merger Sub; and
WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub and the Company agree as follows:
ARTICLE 1
THE MERGER
Section 1.1   The Merger.   On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Parent and the Company shall cause Merger Sub to merge with and into the Company, whereupon the separate corporate existence of Merger Sub will cease and the Company will continue its corporate existence under Delaware law as the surviving corporation in the Merger (the “Surviving Corporation”) and a wholly owned Subsidiary of Parent.
Section 1.2   Effective Time of Merger.   Subject to the terms and conditions of this Agreement, at the Closing, Parent, Merger Sub and the Company shall cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL in order to effectuate the Merger. The Merger shall become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the Company and Merger Sub in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).
Section 1.3   General Effects of Merger.   The Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL.
Section 1.4   Effect of Merger on Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any securities of Parent, Merger Sub or the Company:
(a)   Conversion of Merger Sub Common Stock.   Each share of common stock, par value $0.01 per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.
(b)   Conversion of Company Common Stock.   Each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) that is outstanding immediately prior to the Effective Time, other than Cancelled Shares and Dissenting Shares, shall be converted automatically into the right to receive $7.50 in cash (the “Merger Consideration”). All shares of Company Common Stock that have been converted into the right to receive the Merger Consideration as provided in this Section 1.4(b) shall be automatically cancelled and cease to exist on the conversion thereof, and uncertificated shares of Company Common Stock represented by book-entry form (“Book-Entry Shares”) and each certificate that, immediately prior to the Effective Time, represented any such shares of Company Common Stock (each, a “Certificate”) shall thereafter represent only the right to receive the Merger Consideration into which the shares of Company Common Stock represented by such Book-Entry Share or Certificate have been converted pursuant to this Section 1.4(b).
(c)   Treatment of Cancelled Shares.   Each share of Company Common Stock that is directly owned by the Company (as treasury stock or otherwise), Parent or Merger Sub immediately prior to the Effective Time, shall be cancelled and shall cease to exist, and no consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).
(d)   Treatment of Dissenting Shares.   Any provision of this Agreement to the contrary notwithstanding, if required by the DGCL (but only to the extent required thereby), shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time (other than the Cancelled Shares) and that are held by holders of such shares who have not voted in favor of the adoption of this Agreement or consented thereto in writing and who have properly exercised and validly perfected appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the DGCL with respect to any such shares held by any such holder (the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and holders of such Dissenting Shares shall be entitled to receive payment of the fair value of such Dissenting Shares in accordance with, but only if, as and when required by, the provisions of such Section 262, unless and until any such holder fails to perfect or effectively withdraws or loses its rights to appraisal and payment under the DGCL. If, after the Effective Time, any such holder fails to perfect or effectively withdraws or loses such rights, such Dissenting Shares shall thereafter be no longer considered Dissenting Shares under this Agreement and shall be treated as if they had been converted into, at the Effective Time, the right to receive the Merger Consideration, without any interest thereon, in accordance with Section 1.4(b). At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in Section 262 of the DGCL and as provided in the previous sentence. The Company shall promptly notify Parent of any demands received by the Company for appraisals of shares of Company Common Stock under Section 262 of the DGCL in connection with the Merger and afford Parent the opportunity to participate in all negotiations and proceedings with respect to any such demands and the Company shall consider in good faith comments or suggestions proposed by Parent with respect to such demands. The Company shall not make any payment with respect to any such demands for appraisal or settle any such demands without the prior written consent of Parent.

(e)   Certain Adjustments.   If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reorganization, reclassification, recapitalization, stock split, reverse stock split, combination or exchange of shares, then the Merger Consideration shall be equitably adjusted, without duplication, to proportionally reflect such change.
Section 1.5   Effect of Merger on Company Equity Awards.
(a)   Company Options.
(i)   At the Effective Time, each Company Option that is vested in accordance with its terms and outstanding as of immediately prior to the Effective Time (each, a “Vested Company Option”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Merger Consideration over (ii) the per-share exercise price for such Vested Company Option, by (y) the total number of shares of Company Common Stock underlying such Vested Company Option, subject to any required withholding of Taxes (the “Vested Company Option Consideration”); provided, however, that if the exercise price per share of Company Common Stock of such Vested Company Option is equal to or greater than the Merger Consideration, such Vested Company Option shall be cancelled without any cash payment or other consideration being made in respect thereof.
(ii)   At the Effective Time, each Company Option that is outstanding as of immediately prior to the Effective Time and that is not a Vested Company Option (each, an “Unvested Company Option”) shall, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the excess, if any, of (i) the Merger Consideration over (ii) the per-share exercise price for such Unvested Company Option, by (y) the total number of shares of Company Common Stock underlying such Unvested Company Option (the “Unvested Company Option Consideration”); provided, however, that if the exercise price per share of Company Common Stock of such Unvested Company Option is equal to or greater than the Merger Consideration, such Unvested Company Option shall be cancelled without any cash payment or other consideration being made in respect thereof. Subject to the holder’s continued service with Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates (but without limitation to any rights that the holder may have under any agreement with the Company in effect on the date of this Agreement), such Unvested Company Option Consideration amounts will vest and become payable at the same time as the Company Option from which such Unvested Company Option Consideration was converted would have vested and been payable pursuant to its terms and shall otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company Option immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Unvested Company Option Consideration amounts; provided that no such changes shall impair the rights of the applicable holder of Unvested Company Option Consideration) with respect to their receipt of the Unvested Company Option Consideration.
(b)   Company RSUs.
(i)   At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time and either (A) held by a non-employee member of the Company Board (whether vested or unvested) or (B) vested in accordance with its terms as of the Effective Time (each, a “Vested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Company Common Stock underlying such Company RSU, by (y) the Merger Consideration, subject to any required withholding of Taxes (the “Vested Company RSU Consideration”).
(ii)   At the Effective Time, each Company RSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company RSU (each, an “Unvested Company RSU”) shall, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Company Common Stock underlying such Unvested Company RSU, by (y) the Merger Consideration (the “Unvested Company RSU Consideration”). Subject to the holder’s continued service with Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates (but without limitation to any rights that the holder may have under any agreement with the Company in effect on the date hereof), such Unvested Company RSU Consideration amounts will vest and become payable at the same time as the Company RSU from which such Unvested Company RSU Consideration was converted would have vested and been payable pursuant to its terms and shall otherwise remain subject to the same terms and conditions as were applicable to the underlying Unvested Company RSU immediately prior to the Effective Time (except for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Unvested Company RSU Consideration amounts; provided that no such changes shall impair the rights of the applicable holder of Unvested Company RSU Consideration) with respect to their receipt of the Unvested Company RSU Consideration.
(c)   Company RSAs.
(i)   At the Effective Time, each Company RSA that is outstanding as of immediately prior to the Effective Time and either (x) held by a non-employee member of the Company Board or (y) vested in accordance with its terms as of the Effective Time (each, a “Vested Company RSA” ) shall, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Company Common Stock underlying such Company RSA, by (y) the Merger Consideration, subject to any required withholding of Taxes (the “Vested Company RSA Consideration”).
(ii)   At the Effective Time, each Company RSA that is outstanding as of immediately prior to the Effective Time and not a Vested Company RSA (each, an “Unvested Company RSA”) shall, automatically and without any required action on the part of the holder thereof, be converted into the contingent right to receive an amount in cash, without interest, equal to the product obtained by multiplying (x) the total number of shares of Company Common Stock underlying such Company RSA, by (y) the Merger Consideration (the “Unvested Company RSA Consideration”). Subject to the holder’s continued service with Parent and its Affiliates (including the Surviving Corporation and its Subsidiaries) through the applicable vesting dates (but without limitation to any rights that the holder may have under any agreement with the Company in effect on the date hereof), such Unvested Company RSA Consideration amounts will vest and become payable at the same time as the Company RSA from which such Unvested Company RSA Consideration was converted would have vested and been payable pursuant to its terms and shall otherwise remain subject to the same terms and conditions as were applicable to the underlying Company RSA immediately prior to the Effective Time (except (A) for terms rendered inoperative by reason of the transactions contemplated by this Agreement or for such other administrative or ministerial changes as in the reasonable and good faith determination of Parent are appropriate to conform the administration of the Unvested Company RSA Consideration amounts, provided that no such changes shall impair the rights of the applicable holder of Unvested Company RSA Consideration) with respect to their receipt of the Unvested Company RSA Consideration.
(d)   Certain Actions.   Prior to the Effective Time, the Company, acting through the Company Board or an appropriate committee thereof, shall take or cause to be taken, all actions, and provide all notices that are required to effectuate the terms of this Section 1.5. All Company Equity Plans (other than the agreements underlying, and the terms of the Company Equity Plans applicable to, the Unvested Company Option Consideration, the Unvested Company RSU Consideration and the Unvested Company RSA Consideration, in each case, solely to the extent relevant to the terms and conditions of this Section 1.5) will terminate as of the Effective Time and the Company will take all action necessary to effect the foregoing. The Company will use its reasonable best efforts to ensure that following the Effective Time no participant in any such Company Equity Plans will have any right thereunder to acquire any equity securities of the

Company, the Surviving Corporation or any of their respective Subsidiaries. Following the date hereof, the Company shall provide to Parent or its counsel for review and approval drafts of any documentation prepared by the Company or its counsel to effectuate the foregoing and shall consider in good faith Parent’s timely comments thereto.
(e)   Treatment of Employee Stock Purchase Plan.   With respect to the Company ESPP, as soon as practicable (but in any event within five (5) Business Days) following the date of this Agreement, the Company Board (or, if appropriate, any committee administering the Company ESPP) shall adopt such resolutions or take such other actions as may be required so that (i) participation in the Company ESPP shall be limited to those employees who are participants on the date of this Agreement, (ii) participants may not increase their payroll deduction elections or rate of contributions from those in effect on the date of this Agreement or make any separate non-payroll contributions to the Company ESPP on or following the date of this Agreement, (iii) no offering or purchase period shall be commenced after the date of this Agreement, (iv) each then outstanding purchase right shall be exercised as of the earlier of (A) the end of the offering or purchase period in effect on the date of this Agreement or (B) ten (10) days prior to the date on which the Effective Time occurs, and (v) the Company ESPP shall terminate immediately prior to, but contingent upon the occurrence of, the Effective Time, but subsequent to the exercise of purchase rights on such purchase date (in accordance with the terms of the Company ESPP). On such exercise date, the Company will apply the funds credited as of such date pursuant to the Company ESPP within each participant’s payroll withholding account to the purchase of whole shares of Company Common Stock in accordance with the terms of the Company ESPP, as amended pursuant to this Section 1.5(e), and each share purchased thereunder immediately prior to the Effective Time shall be canceled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with Section 1.4(b), subject to withholding of any applicable withholding Taxes. Any accumulated contributions of each participant under the Company ESPP as of immediately prior to the Effective Time shall, to the extent not used to purchase shares in accordance with the terms and conditions of the Company ESPP, as amended pursuant to this Section 1.5(e), be refunded to such participant as promptly as practicable following the Effective Time (without interest).
Section 1.6   The Surviving Corporation.
(a)   Certificate of Incorporation of Surviving Corporation.   Subject to Section 7.7, at the Effective Time, the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time (but amended so that the name of the Surviving Corporation shall be “UserTesting, Inc.”) shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the DGCL and such certificate of incorporation.
(b)   Bylaws of Surviving Corporation.   Subject to Section 7.7, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time (but amended so that the name of the Surviving Corporation shall be “UserTesting, Inc.”) shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the DGCL and such bylaws.
(c)   Directors of Surviving Corporation.   The directors of Merger Sub as of immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation as of the Effective Time and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
(d)   Officers of Surviving Corporation.   The officers of the Company as of immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation as of the Effective Time and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.
Section 1.7   No Dividends or Distributions.   No dividends or other distributions with respect to capital stock of the Surviving Corporation with a record date on or after the Effective Time will be paid to the holder of any unsurrendered Certificates or Book-Entry Shares.

ARTICLE 2
THE CLOSING
Section 2.1   The Closing.   The Merger shall be consummated at a closing (the “Closing”) taking place (a) via the electronic exchange of documents and signature pages at 5:00 a.m., Pacific time, on the second (2nd) Business Day after the satisfaction or waiver (if and to the extent permitted hereunder) of the conditions set forth in Section 2.2 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver (if and to the extent permitted hereunder) of such conditions) or (b) at such other place, time and date as the Company and Parent may otherwise agree in writing, but subject in each case to the satisfaction or waiver (if and to the extent permitted hereunder) of the conditions set forth in Section 2.2 (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (if and to the extent permitted hereunder) of such conditions). The date on which the Closing actually occurs is referred to as the “Closing Date.”
Section 2.2   Conditions to Closing.
(a)   Conditions to Obligation of Each Party.   The respective obligations of each of Parent, Merger Sub and the Company to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:
(i)   Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
(ii)   Regulatory Approvals.   (A) Any waiting period under the HSR Act applicable to the Merger shall have expired or been earlier terminated and any date before which a party hereto or the parties hereto have committed in writing to the U.S. Federal Trade Commission, the U.S. Department of Justice or any Governmental Entity not to close the Merger shall have passed, and (B) all other Consents of (or filings or registrations with) any Governmental Entity required in connection with the execution, delivery and performance of this Agreement set forth on Schedule 2.2(a)(ii) shall have been obtained.
(iii)   No Legal Restraints.   No Law shall be in effect, and no injunction or similar Order by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of the Merger shall have been entered and shall continue to be in effect, that prohibits or makes illegal the consummation of the Merger.
(b)   Additional Conditions to Obligation of Parent and Merger Sub.   The obligation of Parent and Merger Sub to effect the Merger is further subject to the satisfaction (or waiver by Parent and Merger Sub) of the following conditions:
(i)   The Company shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Closing.
(ii)   Other than the representations and warranties listed in clauses (iii), (iv) and (v) of this Section 2.2(b), the representations and warranties of the Company set forth in Article 3 shall be true and correct (without giving effect to any materiality, Company Material Adverse Effect or similar qualifications set forth therein) at and as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures to be true and correct that would not reasonably be expected to have a Company Material Adverse Effect.
(iii)   The representations and warranties of the Company set forth in Section 3.1 (other than the penultimate sentence of Section 3.1(a)), Section 3.3, Section 3.4(a), Section 3.4(b)(i), Section 3.23 and Section 3.24, that (A) are not qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all material respects at and as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date); and (B) are qualified by Company Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Company

Material Adverse Effect or other materiality qualifications) as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date);
(iv)   The representations and warranties of the Company set forth in Section 3.2 shall be true and correct (without giving effect to any Company Material Adverse Effect or other materiality qualifications) at and as of the Closing as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be so true and correct in all respects would not reasonably be expected to result in additional cost, expense or liability to the Company, Parent and their Affiliates, individually or in the aggregate, that is more than $10,000,000.
(v)   The representations and warranties of the Company set forth in Section 3.8(b) will be true and correct in all respects as of the Closing as if made as of such time.
(vi)   Parent shall have received from the Company a certificate, dated as of the Closing Date and signed by its chief executive officer, certifying (on behalf of the Company) that the conditions set forth in Section 2.2(b)(i) through Section 2.2(b)(v) have been satisfied.
(vii)   No Company Material Adverse Effect will have occurred after the date hereof that is continuing.
(viii)   The Company will have delivered to Parent, no later than one Business Day prior to the Closing, the Payoff Letters.
(c)   Additional Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is further subject to the satisfaction (or waiver by the Company) of the following conditions:
(i)   Parent and Merger Sub shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by them prior to the Closing.
(ii)   Other than the representations and warranties listed in clause (iii) of this Section 2.2(e), the representations and warranties of Parent and Merger Sub set forth in Article 4 shall be true and correct (without giving effect to any materiality, Parent Material Adverse Effect or similar qualifications set forth therein) at and as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct would not have, individually or in the aggregate, a Parent Material Adverse Effect.
(iii)   The representations and warranties of Parent and Merger Sub set forth in the first sentence of Section 4.1, Section 4.2, Section 4.3(a), Section 4.5, Section 4.10, Section 4.12 and Section 4.13, that (A) are not qualified by Parent Material Adverse Effect or other materiality qualifications will be true and correct in all material respects at and as of the Closing as if made at and as of such time (except to the extent that such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date); and (B) are qualified by Parent Material Adverse Effect or other materiality qualifications will be true and correct in all respects (without disregarding such Parent Material Adverse Effect or other materiality qualifications) as of the Closing as if made at and as of such time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date).
(iv)   The Company shall have received from Parent and Merger Sub a certificate, dated as of the Closing Date and signed by their respective president or chief executive officer, certifying (on behalf of Parent and Merger Sub, respectively) that the conditions set forth in Section 2.2(c)(i) through Section 2.2(c)(iii) have been satisfied.

Section 2.3   Payment of Merger Consideration.
(a)   Payment Fund.
(i)   Creation of Payment Fund.   Prior to or at the Effective Time, Parent shall deposit, or shall cause to be deposited, with a U.S. bank or trust company that shall be appointed to act as a paying agent hereunder and approved in advance by the Company in writing (the “Paying Agent”), for the benefit of holders of shares of Company Common Stock, cash in U.S. dollars sufficient to pay the aggregate Merger Consideration payable at the Closing pursuant to Section 1.4. Such cash deposited with the Paying Agent shall be referred to as the “Payment Fund.”
(ii)   Investment of Payment Fund.   The Paying Agent shall invest all cash included in the Payment Fund as reasonably directed by Parent; provided, however, that any investment of such cash shall be limited to direct short-term obligations of, or short-term obligations fully guaranteed as to principal and interest by, the U.S. government; provided, further, that no such investment or loss thereon shall affect the amounts payable to holders of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares pursuant to this Section 2.3, and following any losses from any such investment, Parent shall promptly provide additional funds to the Paying Agent for the benefit of the holders of shares of Company Common Stock. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation pursuant to Section 2.3(a)(iii).
(iii)   Termination of Payment Fund.   Any portion of the Payment Fund (including the proceeds of any investments thereof) that remains undistributed to the former holders of shares of Company Common Stock on the one-year anniversary of the Effective Time shall thereafter be delivered to the Surviving Corporation on demand, and any former holders of shares of Company Common Stock who have not surrendered their shares in accordance with this Section 2.3 shall thereafter look only to the Surviving Corporation (as general unsecured creditors) for payment of their claim for the Merger Consideration without any interest thereon, on due surrender of their shares.
(b)   Payment Procedures.
(i)   As soon as reasonably practicable after the Effective Time and in any event not later than the fifth Business Day following the Closing Date, Parent shall cause the Paying Agent to mail to each holder of record of shares of Company Common Stock whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.4(b), (A) a letter of transmittal with respect to Book-Entry Shares (to the extent applicable) and Certificates (which shall specify that delivery shall be effected, and risk of loss and title to Certificates shall pass, only on delivery of Certificates (or effective affidavits of loss in lieu thereof) to the Paying Agent and shall be in such form and have such other provisions as Parent and the Company may mutually reasonably agree), and (B) instructions for use in effecting the surrender of Book-Entry Shares (to the extent applicable) or Certificates (or effective affidavits of loss in lieu thereof) in exchange for the Merger Consideration.
(ii)   On surrender of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares to the Paying Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, or, in the case of Book-Entry Shares, receipt of an “agent’s message” by the Paying Agent, and such other documents as may customarily be required by the Paying Agent, the holder of such Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares shall be entitled to receive in exchange therefor, and the Paying Agent shall be required to promptly deliver to each such holder, the Merger Consideration into which the shares represented by such Certificates or Book-Entry Shares have been converted pursuant to this Section 2.3. No interest shall be paid or accrued on any amount payable on due surrender of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Certificate is registered, it shall be a condition precedent of payment that (A) the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and (B) the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate surrendered or shall have established that such Tax either has been paid or is not required to be paid.

(c)   Closing of Transfer Books.   At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, Parent or the Paying Agent for transfer or any other reason, the holder of any such Certificates or Book-Entry Shares shall be given a copy of the letter of transmittal referred to in Section 2.3(b)(i) and instructed to comply with the instructions in that letter of transmittal in order to receive the cash to which such holder is entitled pursuant to this Section 2.3.
(d)   Lost Certificates.   In the case of any Certificate that has been lost, stolen or destroyed, on the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Paying Agent or Parent, the posting by such Person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in accordance with Section 1.4(b) with respect to the shares of Company Common Stock represented by such lost, stolen or destroyed Certificate.
(e)   No Liability.   Anything herein to the contrary notwithstanding, none of the Company, Parent, Merger Sub, the Surviving Corporation, the Paying Agent or any other Person shall be liable to any former holder of shares of Company Common Stock for any amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
Section 2.4   Payment of Equity Award Consideration.   Parent shall cause the Surviving Corporation to pay through the payroll system of the Surviving Corporation (to the extent applicable) to each holder of a Vested Company Option, Vested Company RSU and Vested Company RSA, the Vested Company Option Consideration, Vested Company RSU Consideration and/or Vested Company RSA Consideration, as applicable, without interest, on the earlier of (i) five (5) Business Days and (ii) the next regularly scheduled payroll date, in each case, following the Effective Time. Notwithstanding anything herein to the contrary, (a) with respect to any Company Equity Award held by a non-employee member of the Company Board that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that the Company determines prior to the Effective Time is not eligible to be terminated in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), such payment will be made at the earliest time permitted under the applicable Company Equity Plan that will not trigger a Tax or penalty under Section 409A of the Code and (b) with respect to Company Equity Awards held by individuals subject to Taxes imposed by the Laws of a country other than the United States, the Parties hereto shall use commercially reasonable efforts to cooperate in good faith prior to the Effective Time to minimize the Tax impact of the provisions set forth in Section 1.5 and this Section 2.4 (it being understood that Parent and Merger Sub need not take, and the Company shall not take, any action which would increase the costs associated with terminating the Company Equity Awards).
Section 2.5   Withholding.   The Paying Agent, the Company, Parent, Merger Sub, the Surviving Corporation and their Affiliates, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable to any holder or former holder of Company Common Stock or Company Equity Awards, or any other Person, pursuant to this Agreement such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the “Code”), or under any provision of state, local or non-U.S. Tax Law with respect to the making of such payment. To the extent that amounts are so deducted or withheld and paid over to the relevant Governmental Entity, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except as disclosed in the Company SEC Documents filed or furnished on or after November 16, 2021 and prior to the date hereof (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Special Note Regarding Forward-Looking Statements” or “Quantitative and Qualitative Disclosures About Market Risk,” solely to the extent such disclosures are general and predictive, cautionary or forward-looking in nature) or set forth in corresponding sections or subsections in the disclosure schedules delivered by the Company to Parent concurrently with the execution of this Agreement (the “Company Disclosure Schedules”) (it being acknowledged and hereby agreed that (i) disclosure of any information in any section or subsection of the Company Disclosure Schedules shall be deemed disclosed with respect to any other section or subsection of this Agreement and the Company Disclosure Schedules to the extent that the relevance thereof is reasonably apparent on the face of such disclosure; and (ii) nothing disclosed in the Company SEC Documents will be deemed to modify or qualify the representations and warranties set forth in Section 3.2 or Section 3.8(b)), the Company hereby represents and warrants to Parent and Merger Sub as follows:
Section 3.1   Qualification, Organization, Subsidiaries.
(a)   The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware. Section 3.1(a) of the Company Disclosure Schedules contains a true, correct and complete list of the name, jurisdiction of organization, and schedule of stockholders of each Subsidiary of the Company as of the date hereof. Except where the failure to be in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and (where such concept is recognized) in good standing under the Laws of its respective jurisdiction of organization. Each of the Company and its Subsidiaries has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificate of incorporation, bylaws and other similar organizational documents of the Company as amended and in effect on the date hereof. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents in any material respect, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   All of the outstanding shares of capital stock or voting securities of, or other equity interests in, each of the Company’s Subsidiaries have been validly issued and are owned by the Company, by another Subsidiary of the Company or by the Company and another Subsidiary of the Company, free and clear of all Liens (other than restrictions imposed by applicable securities Laws or the organizational documents of any such Subsidiary or any Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interests) that would prevent such Subsidiary from conducting its business as of the Effective Time in substantially the same manner that such business is conducted on the date hereof.
Section 3.2   Capitalization.
(a)   The authorized share capital of the Company consists of 2,000,000,000 shares of Company Common Stock, par value $0.0001 per share and 10,000,000 shares of Company Preferred Stock, par value $0.0001 per share (the “Company Preferred Stock”). As of the close of business on October 25, 2022, there were (i) 144,713,010 shares of Company Common Stock issued and outstanding, (ii) no shares of Company Common Stock held in treasury, (iii) no shares of Company Preferred Stock issued and outstanding, (iv) Company Options to purchase an aggregate of 19,782,601 shares of Company Common Stock issued and outstanding, (v) 7,208,983 shares of Company Common Stock underlying outstanding Company RSUs, (vi) no shares of Company Common Stock underlying outstanding Company RSAs, and (vii) 4,024,434 shares of Company Common Stock reserved for issuance under the Company ESPP with aggregate contributions of $1,382,711.24 received by the Company for the current offering period pursuant to the

Company ESPP. All outstanding shares of Company Common Stock and Company Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and are not subject to, and were not issued in violation of, any preemptive or similar right, purchase option, call or right of first refusal or similar right. Section 3.2(a) of the Company Disclosure Schedules sets forth a correct and complete list of all Company Equity Awards outstanding as of the close of business on October 25, 2022, including with respect to each such Company Equity Award: (i) the grantee identification number of the applicable grantee; (ii) the number of shares of Company Common Stock subject to such Company Equity Award; (iii) the equity incentive plan under which the Company Equity Award was granted; (iv) the grant or issuance date; (v) any applicable vesting schedule; and (vi) with respect to each Company Option, the exercise price and the expiration date and whether such Company Option is intended to be an “incentive stock option” as defined in Section 422 of the Code.
(b)   Except as set forth in Section 3.2(a) or as required by the existing terms of the Company Benefit Plans, as of the date of this Agreement, (i) the Company does not have any shares of its capital stock issued or outstanding, other than shares of Company Common Stock that have become outstanding after the close of business on October 25, 2022, which were reserved for issuance as of the close of business on October 25, 2022 as set forth in Section 3.2(a), and (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities or other similar rights, agreements or commitments relating to the issuance of capital stock of the Company or any of the Company’s Subsidiaries to which the Company or any of the Company’s Subsidiaries is a party obligating the Company or any of the Company’s Subsidiaries to (A) issue, transfer or sell any shares of capital stock of the Company or any of the Company’s Subsidiaries or securities convertible into, exercisable for or exchangeable for such shares, (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, or (C) redeem or otherwise acquire any such shares of capital stock.
(c)   Neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into, exercisable for or exchangeable for securities having the right to vote) with the stockholders of the Company on any matter.
(d)   There are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries. The Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.
Section 3.3   Authority; Enforceability.
(a)   The Company has the requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Stockholder Approval, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company Board at a duly held meeting has unanimously (i) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby, and (iii) resolved to recommend that the stockholders of the Company adopt this Agreement (the “Company Recommendation”), which Company Recommendation has not been withdrawn, rescinded or modified in any way as of the date hereof, and directed that such matter be submitted for consideration of the stockholders of the Company at the Company Stockholder Meeting.
(b)   The affirmative vote of the holders of a majority of the outstanding shares of Company Voting Stock in favor of the adoption of this Agreement (the “Company Stockholder Approval”) is the only vote of holders of securities of the Company that is required to approve this Agreement and consummate the transactions contemplated hereby, including the Merger.
(c)   Except for the Company Stockholder Approval and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement, the performance by the Company of its covenants and obligations hereunder and the consummation of the transactions contemplated hereby.

(d)   This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (ii) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).
Section 3.4   Consents and Approvals; No Violation.
(a)   The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by the Company do not and will not require the Company or any of its Subsidiaries to procure, make or provide prior to the Closing Date any consent, approval, authorization or permit of, action by, filing with or notification to any United States or foreign national or supranational, state or local governmental or regulatory agency, commission, court, body, entity or authority or any public or private arbitral body (each, a “Governmental Entity”), other than (i) the filing of the Certificate of Merger, (ii) compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), (iii) compliance with any applicable requirements of any other Antitrust and Foreign Investment Laws of the jurisdictions set forth on Section 3.4(a) of the Company Disclosure Schedules, (iv) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of a proxy statement relating to the Company Stockholder Approval (as amended or supplemented from time to time, the “Proxy Statement”), and (v) compliance with the rules and regulations of NYSE (the foregoing clauses (i) through (v), collectively, the “Company Approvals”), and other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not (A) reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or (B) prevent or materially delay the consummation of the Merger.
(b)   Assuming compliance with the matters referenced in Section 3.4(a) and receipt of the Company Approvals and the Company Stockholder Approval, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby, do not and will not (i) contravene or conflict with the organizational or governing documents of the Company or any of its Subsidiaries, (ii) contravene or conflict with or constitute a violation of any provision of any Law binding on or applicable to the Company or any of its Subsidiaries or any of their respective properties or assets or (iii) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of a material benefit under, any Company Material Contract or permit binding on the Company or any of its Subsidiaries or (iv) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company, other than, in the case of the foregoing clauses (ii), (iii) and (iv), any such contravention, conflict, violation, default, termination, cancellation, acceleration, right, loss, or Lien that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.5   Reports and Financial Statements.
(a)   The Company has filed or furnished all forms, documents and reports required to be filed or furnished by it with the SEC prior to the date of this Agreement (the “Company SEC Documents”) since November 16, 2021, each of which, in each case as of its date, or, if amended, as finally amended prior to the date of this Agreement, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and no Company SEC Document as of its date (or, if amended or superseded by a filing prior to the date of this Agreement, as of the date of such amended or superseding filing) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   The consolidated financial statements (including all related notes and schedules) of the Company included in the Company SEC Documents (or, if any such Company SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Company SEC

Document) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto) and were prepared in conformity with GAAP (except, in the case of the unaudited financial statements, as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto).
Section 3.6   Internal Controls and Procedures.
(a)   (i) The Company has established and maintains disclosure controls and procedures over financial reporting (as such terms are defined in paragraph (e) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and (ii) the Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since December 31, 2021, the principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act (including Section 302 and 906 thereof).
(b)   The Company has established and maintains a system of internal accounting controls that are reasonably designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness in the system of internal control over financial reporting utilized by the Company that has not been subsequently remediated; or (B) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents.
Section 3.7   No Undisclosed Liabilities.   Except (a) as disclosed, reflected or reserved against in the unaudited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2022 (the “Company Balance Sheet”), and the footnotes to such consolidated balance sheet, in each case set forth in the Company’s report on Form 10-Q for the fiscal quarter ended June 30, 2022, (b) as expressly permitted or contemplated by this Agreement, (c) for liabilities or obligations that have been discharged or paid in full prior to the date hereof, (d) for liabilities arising in connection with obligations under existing Contracts or applicable Law (none of which relates to any breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or any other action), (e) for liabilities and obligations incurred in the ordinary course of business (none of which relates to any breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or any other action) since June 30, 2022 (the “Company Balance Sheet Date”) or (f) as would not have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Subsidiary of the Company has any liabilities or obligations that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” within the meaning of Item 303 of Regulation S-K promulgated under the Securities Act.

Section 3.8   Absence of Certain Changes.
(a)   From the Company Balance Sheet Date through the date of this Agreement, the Company and its Subsidiaries have conducted their respective businesses, in all material respects, in the ordinary course of business.
(b)   Since the Company Balance Sheet Date through the date of this Agreement, there has not been any event, change, occurrence or development that has had, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Since the Company Balance Sheet Date, the Company has not taken any action that would be prohibited by clauses (i), (ii), (v), (vi), (x), (xiv), (xv), (xvi), (xviii), (xix), (xxi) and (xxii) of Section 5.1(b), if taken or proposed to be taken after the date hereof.
Section 3.9   Compliance with Laws.
(a)   The Company and its Subsidiaries are, and have been since December 31, 2020, in compliance in all material respects with and not in default under or in violation of any material Law applicable to the Company and its Subsidiaries.
(b)   The Company and its Subsidiaries are in possession of all material franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, accreditations and approvals of any Governmental Entity (“Permits”) necessary for the Company and the Company’s Subsidiaries to own, lease and operate their properties and assets and to carry on their businesses as they are now being conducted (such Permits, the “Company Permits”). All Company Permits are valid and in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Neither the Company nor any of its Subsidiaries has in the past three years received any written notice that the Company or its Subsidiaries is in violation of any Law applicable to the Company or any of its Subsidiaries or any Permit in any material respect. There are no Actions pending or, to the Knowledge of the Company, threatened that would reasonably be expected to result in the revocation, withdrawal, suspension, non-renewal, termination, revocation, or adverse modification or limitation of any such Permit, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d)   Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, for the preceding three years none of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any of their directors, officers, agents, employees, or other Persons acting on behalf of any of the Company or its Subsidiaries, in their capacity as such, (i) is or has been in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other similar applicable Law that prohibits corruption or bribery (collectively, “Anti-Corruption Laws”) or (ii) has directly or indirectly made, offered, agreed, requested or taken any other act in furtherance of an offer, promise or authorization of any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment in violation of any of the applicable Anti-Corruption Laws. The Company and its Subsidiaries maintain reasonably detailed and accurate books and records, including records of payments to any agents, consultants, representatives, third parties, and Government Officials. The Company has instituted, enforces, and maintains policies and procedures reasonably designed to provide reasonable assurance of compliance with the applicable Anti-Corruption Laws and Trade Control Laws.
(e)   Except as would not have, individually or in the aggregate, a Company Material Adverse Effect, none of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any of their directors, officers, or, to the Knowledge of the Company, employees, agents or other Persons acting on behalf of any of the Company or its Subsidiaries, in their capacity as such, is currently, or has been in the preceding three years: (i) a Sanctioned Person or a Restricted Person, (ii) organized, ordinarily resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with, or for the benefit of, any Sanctioned Person or Restricted Person or in any Sanctioned Country or (iv) otherwise in violation of applicable Sanctions Laws, Ex-Im Laws, or anti-boycott Laws (collectively, “Trade Control Laws”).

(f)   For the preceding three years, none of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any of their directors, officers, agents, employees or other Person acting on behalf of any of the Company or its Subsidiaries, in their capacity as such; (i) has received from any Governmental Entity any written or, to the Knowledge of the Company, oral notice or inquiry, (ii) made any voluntary or involuntary disclosure to a Governmental Entity or (iii) conducted any internal investigation or audit concerning any violation or wrongdoing, in each case, related to, or in connection with Anti-Corruption Laws or Trade Control Laws.
(g)   For purposes of this Agreement:
(i)   ”Ex-Im Laws” means all applicable U.S. and non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, and the customs and import Laws administrated by U.S. Customs and Border Protection.
(ii)   ”Restricted Person” means any Person identified on any applicable U.S. and non-U.S. export-related restricted party list, including the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List.
(iii)   ”Sanctioned Country” means Cuba, Iran, North Korea, Syria, Venezuela, and the Crimea, Donetsk, and Luhansk regions of Ukraine.
(iv)   ”Sanctioned Person” means (A) any Person listed on any applicable U.S. or non-U.S. sanctions list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List; (B) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (A); (C) any Person located, organized, or ordinarily resident in a Sanctioned Country or (D) any national of a Sanctioned Country with whom U.S. Persons are prohibited from dealing.
(v)   ”Sanctions Laws” means applicable U.S. and non-U.S. Laws relating to economic or trade sanctions, including those administered or enforced by OFAC, the U.S. Department of State and the United Nations Security Council.
Section 3.10   Investigations; Litigation.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement: (a) to the Knowledge of the Company, there is no investigation or review pending or threatened by any Governmental Entity with respect to the Company or any of the Company’s Subsidiaries; and (b) there are no Actions pending (or, to the Knowledge of the Company, threatened) against or affecting the Company or any of the Company’s Subsidiaries, or any of their respective assets or properties at law or in equity, and there are no Orders of any Governmental Entity against or affecting the Company or any of the Company’s Subsidiaries, or any of their respective assets or properties or that would prevent or materially delay the consummation of the Merger or the ability of the Company to fully perform its covenants and obligations pursuant to this Agreement.
Section 3.11   Employee Benefit Plans.
(a)   Section 3.11(a) of the Company Disclosure Schedules lists all material Company Benefit Plans. The Company has made available to Parent all material Company Benefit Plans (other than material Foreign Plans, which will be made available to Parent following the date of this Agreement), and with respect to each such material Company Benefit Plan, other than any such Foreign Plan, the Company has made available to Parent (i) each writing constituting a part of such Company Benefit Plan (or, to the extent no such writing exists, an accurate description), including all amendments thereto, (ii) the summary plan description, (iii) any related trust agreement or other funding instrument, (iv) the most recent Annual Report (Form 5500 Series) and accompanying schedules, if any, (v) the most recent determination or opinion letter from the Internal Revenue Service (if applicable) for such Company Benefit Plan, and (vi) any material correspondence from a Governmental Entity in the previous three (3) years.
(b)   Except as would not have, individually or in the aggregate, a Company Material Adverse Effect: (i) each Company Benefit Plan has been established, maintained, funded and administered in compliance with its terms and with applicable Law, including ERISA and the Code to the extent applicable thereto; (ii) each Company Benefit Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is entitled to rely on a favorable opinion issued by the Internal Revenue Service; (iii) all contributions or payments have been made timely, and all contributions or payments that are not yet due have been made or properly accrued; (iv) there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code) or breaches of duty by a “fiduciary” (as defined in Section 3(21) of ERISA); (v) none of the Company or any of its Subsidiaries has incurred or could reasonably be expected to incur any penalty or Tax (whether or not assessed) under Section 4980B, 4980D, 4980H, 6721 or 6722 of the Code; (vi) there are no pending, threatened or, to the Knowledge of the Company, anticipated claims (other than claims for benefits in accordance with the terms of the Company Benefit Plans) by, on behalf of or against, or related to any of the Company Benefit Plans or any trusts related thereto that could reasonably be expected to result in any Liability to or of the Company or any of its Subsidiaries; and (vii) none of the Company or any of its Subsidiaries has any Liability under a plan or arrangement that provides (or has promised to provide) for post-employment, post-service or retiree health, medical or life insurance benefits (except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985 or other applicable Law and at the expense of the applicable employee). No Company Benefit Plan is, and none of the Company or any of its Subsidiaries has any Liability (including on account of an ERISA Affiliate) with respect to: (A) any plan or arrangement that is or was subject to Section 412 of the Code or Section 302 or Title IV of ERISA; (B) a Multiemployer Plan or a plan subject to Title IV of ERISA that has two or more contributing sponsors, at least two of whom are not under common control, within the meaning of Section 4063 of ERISA; or (C) a “defined benefit plan” (as defined in Section 3(35) of ERISA), whether or not subject to ERISA. Without limiting the generality of the foregoing, with respect to each Company Benefit Plan that is subject to the Laws of a jurisdiction other than the United States (a “Foreign Plan”) and except as would not have, individually or in the aggregate, a Company Material Adverse Effect: (w) each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities, (x) each Foreign Plan intended to receive favorable tax treatment under applicable Tax Laws has been qualified or similarly determined to satisfy the requirements of such Laws, (y) no Foreign Plan is a defined benefit plan, and (z) no Foreign Plan has any unfunded liabilities, nor are such unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement.
(c)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement could, either alone or in combination with another event, in any material respect, (i) entitle any current or former employee, independent contractor or director of the Company or any of its Subsidiaries to severance pay, or any other payment or benefit from the Company or its Subsidiaries, (ii) accelerate the time of funding, payment or vesting, or increase the amount of, compensation or benefits due to any such employee, independent contractor or director, (iii) result in any funding (through a grantor trust or otherwise) of any compensation or benefit, or (iv) result in the payment of any amount that could, individually or in combination with any other amount, constitute an “excess parachute payment” as defined in Section 280G(b)(1) of the Code.
(d)   The Company and its Subsidiaries are not party to nor do they have any current or contingent obligation under any Company Benefit Plan to compensate, gross-up, indemnify or otherwise make-whole any person for excise Taxes or related interest or penalties payable pursuant to Section 4999 of the Code or Section 409A of the Code.
(e)   Each Company Benefit Plan that is, in whole or in part, a “nonqualified deferred compensation plan” subject to Section 409A of the Code to which the Company or any of its Subsidiaries is a party complies with and has been maintained, in each case, in all material respects, in accordance with the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and no amount under any such plan is or has been subject to the interest and additional tax set forth under Section 409A(a)(1)(B) of the Code.
Section 3.12   Labor Matters.
(a)   Except as set forth in Section 3.12(a) of the Company Disclosure Schedules, the Company and its Subsidiaries are neither party to nor bound by any Collective Bargaining Agreement and no employees of the Company or its Subsidiaries are represented by any labor union, works council, or other labor organization with respect to the employment with the Company or its Subsidiaries. Current, correct and complete copies of any Collective Bargaining Agreements set forth in Section 3.12(a) of the Company Disclosure Schedules have been provided to Parent.
(b)   Since December 31, 2020, there have been no actual or, to the Knowledge of the Company, threatened material strikes, lockouts, work stoppages, slowdowns, picketing, handbilling or other labor disputes against or affecting the Company or any of its Subsidiaries. To the Knowledge of the Company, in the past three years, there has been no material union organizing effort or activity pending or threatened against the Company or any of its Subsidiaries. The Company and its Subsidiaries have satisfied in all material respects any legal or contractual requirements to provide notice to, or to enter into any consultation procedure with, any labor union, labor organization or works council, which is representing any employee of the Company or its Subsidiaries, in connection with the execution of this Agreement or the transactions contemplated by this Agreement.
(c)   Except as would not be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, since December 31, 2020, to the Knowledge of the Company, (i), no allegations of sexual harassment, other sexual misconduct or race discrimination have been made against any employee of the Company with the title of Vice President or above through the Company’s anonymous employee hotline or any formal human resources communication channels at the Company, (ii) there are no actions, suits, investigations or proceedings pending or, to the Knowledge of the Company, threatened related to any allegations of sexual harassment, other sexual misconduct or race discrimination by any employee of the Company with the title of director, Vice President or above and (iii) neither the Company nor any of its Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment, other sexual misconduct or race discrimination by any employee of the Company with the title of Vice President or above (or equivalent title based on role, responsibility or pay grade).
Section 3.13   Tax Matters.
(a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries have prepared and timely filed (taking into account any valid extension of time within which to file) all material Tax Returns required to be filed by the Company or such Subsidiary and all filed Tax Returns are complete and accurate in all material respects.
(b)   The Company and each of its Subsidiaries have timely paid in full all material Taxes required to be paid by any of them (whether or not shown on any Tax Return).
(c)   There are not pending, or threatened in writing, any audits, examinations, investigations or other proceedings in respect of material Taxes of the Company or any of its Subsidiaries. There are no requests for rulings or determinations in respect of any income or other material Tax pending between any of the Company or any of its Subsidiaries, on the one hand, and any Governmental Entity, on the other hand.
(d)   Other than customary extensions of the due date to file a Tax Return obtained in the ordinary course of business, none of the Company or any of its Subsidiaries has requested, granted, or become the beneficiary of, or consented to, any extension or waiver of any statute of limitations period related to the assessment or collection of any material Tax, which period (after giving effect to such extension or waiver) has not yet expired.
(e)   There are no Liens for Taxes on any property or other assets of the Company or any of its Subsidiaries, except for Permitted Liens.
(f)   Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code.
(g)   Neither the Company nor any of its Subsidiaries has participated in or is participating in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b).
(h)   Neither the Company nor any of its Subsidiaries has (i) been a member of an Affiliated Group filing a combined, consolidated, unitary or other similar Tax Return (other than an Affiliated Group the common parent of which is the Company or any Subsidiary of the Company) or (ii) any material liabilities for Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, or by contract (other than contracts entered into in the ordinary course of business the primary purpose of which is not Taxes).
(i)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in or use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (ii) closing agreement under Section 7121 of the Code (or any similar provision of state, local or non-U.S. Tax Law) entered into prior to the Closing Date, (iii) installment sale or open transaction disposition made on or prior to the Closing Date (other than any installment sale or open transaction disposition made in the ordinary course of business), (iv) prepaid amount received or deferred revenue accrued on or prior to the Closing Date (other than any prepaid amount received or deferred revenue accrued in the ordinary course of business), (v) inclusion pursuant to Section 965 of the Code, or (vi) excess loss account, as described in Treasury Regulations under Section 1502 of the Code (or any similar provision of Law), in respect of taxable periods ending on or prior to the Closing Date.
(j)   The Company and its Subsidiaries have (i) to the extent applicable, properly complied with all requirements of applicable Tax Law in order to defer the amount of the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act, (ii) not deferred any payroll tax obligations pursuant to any Payroll Tax Executive Order, (iii) to the extent applicable, properly complied with all requirements of applicable Tax Law and duly accounted for any available Tax credits under Sections 7001 through 7005 of the Families First Act and Section 2301 of the CARES Act, and (iv) not sought (nor has any Affiliate that would be aggregated with the Company or any Subsidiary thereof and treated as one employer for purposes of Section 2301 of the CARES Act sought) a covered loan under paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 636(a)), as added by Section 1102 of the CARES Act.
Section 3.14   Real Property.   Neither the Company nor any of its Subsidiaries owns any real property. Section 3.14 of the Company Disclosure Schedules sets forth the address of all material real property in which the Company or its Subsidiaries holds a leasehold or subleasehold interest or other rights to use or occupy such real property (such real property, together with buildings, structures, improvements or fixtures thereon, the “Leased Real Property” ), as well as the original date of, and names of the parties that are currently party to, each of the Leases pertaining to such Leased Real Property. A true and complete copy of each of the top ten (10) (based on current annual rent amounts) Leases, as in full force and effect as of the date hereof, has been made available to Parent. The Company or one of its Subsidiaries holds a valid, binding and enforceable leasehold interest under each of the Leases, and such leasehold interest is free and clear of Liens (other than Permitted Liens). With respect to each Lease and except as would not have a Company Material Adverse Effect: (i) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries is in material breach of, or default under, any Lease to which it is a party, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a material breach or default, or permit the termination of, or the modification or acceleration of rent under, such Lease; (ii) either the Company or the applicable Subsidiary has possession and quiet enjoyment of the Leased Real Property, and to the Knowledge of the Company, no Lease has been disturbed and there are no disputes with respect to any Leases; (iii) neither the Company nor any of its Subsidiaries has collaterally assigned or granted any other security interest in any Lease or any interest therein that remains effective as of the date hereof; and (iv) to the Knowledge of the Company, there is no pending or threatened condemnation or similar action affecting any of the Leased Real Property.
Section 3.15   Intellectual Property.
(a)   The issued Patents, Patent applications, registered Marks, applications for registration of Marks, registered Copyrights and applications for registration of Copyrights within the Company Intellectual Property are referred to collectively as the “Company Registered Intellectual Property” and are set forth on Section 3.15(a) of the Company Disclosure Schedules. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no material Company Registered Intellectual Property (other than any applications for Company Registered Intellectual Property) has expired or been cancelled or abandoned except in accordance with the expiration of the term of such rights, (ii) all Company Intellectual Property is subsisting and (iii) to the Knowledge of the Company, all Company Registered Intellectual Property (other than any applications therefor) is valid and enforceable.
(b)   The Company and its Subsidiaries (i) exclusively own all right, title, and interest in all Company Intellectual Property, free and clear of all Liens (other than Permitted Liens) and (ii) have sufficient rights to all Intellectual Property used in or necessary for the conduct the business of the Company and its Subsidiaries, in each case of clauses (i) and (ii), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All licenses granted by the Company and is Subsidiaries to the Company Intellectual Property are non-exclusive and have been granted in the ordinary course of business, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries does not infringe, violate or constitute misappropriation of, and has not since December 31, 2020, infringed, violated or constituted misappropriation of, any Intellectual Property of any third Person, (ii) to the Knowledge of the Company, as of the date of this Agreement, no third Person is infringing, violating, or misappropriating any Company Intellectual Property, (iii) there is no (and there has not since December 31, 2020, been any) pending claim or asserted claim in writing asserting that the Company or any Subsidiary has infringed, violated or misappropriated, or is infringing, violating or misappropriating any Intellectual Property of any third Person (including any unsolicited demand or request from any Person to license any Intellectual Property) or that any Company Intellectual Property is invalid or unenforceable and (iv) the Company and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality of the material Trade Secrets of the Company and its Subsidiaries and third-party confidential information provided to the Company or any of its Subsidiaries that the Company or such Subsidiary is obligated to maintain in confidence and (v) there is no (and there has not since December 31, 2020, been any) pending claim by the Company or any of its Subsidiaries against any third Person with respect to the alleged infringement, misappropriation or other violation of any Company Intellectual Property or unenforceability or invalidity of any Intellectual Property.
(d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (i) each Person who has participated in the authorship, conception, creation, reduction to practice, or development of any Company Intellectual Property for, on behalf of or under the direction or supervision of the Company or any its Subsidiaries has executed a valid and enforceable written Contract providing for (A) the confidentiality and non-disclosure by such Person of all Trade Secrets of the Company or its Subsidiaries and (B) the assignment by such Person (by way of a present grant of assignment) to the Company or any of its Subsidiaries of all right, title and interest in and to such Company Intellectual Property or otherwise arising out of such Person’s employment by, engagement by, or Contract with the Company or any of its Subsidiaries and (ii) to the Knowledge of the Company, no Person is in breach of any Contract referenced in this Section 3.15(d).
(e)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries has used, incorporated, linked, combined, modified, or distributed any Open Source Software in a manner that: (A) requires (or has failed to meet any condition of use in any license that results in) the disclosure, licensing or distribution of any source code that is Company Intellectual Property; (B) imposes any restriction on the consideration to be charged for the distribution of any Company Intellectual Property; or (C) other than any attribution or notice requirement, imposes any other limitation, restriction or condition on the right or ability of the Company or any of its Subsidiaries to use or distribute any Company Intellectual Property; and (ii) the Company and its Subsidiaries are in compliance with the terms of all Open Source Licenses for Open Source Software used by any of them.
(f)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no source code for any Company Intellectual Property has been disclosed, delivered, licensed or made available to any escrow agent or other third Person who was not, as of the time thereof, an employee or contractor of the Company or its Subsidiaries in connection with their performance of services for the Company or its Subsidiaries and (ii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Company Intellectual Property to any other Person who is not, as of the date of this Agreement, an employee or contractor of the Company or its Subsidiaries for the performance of such services.
Section 3.16   Information Technology.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) the Company and its Subsidiaries have implemented, maintained and monitored reasonable measures with respect to technical, administrative and physical security designed to preserve and protect the confidentiality, availability, security and integrity of the Company IT Assets and Company Products, (b) the Company and its Subsidiaries have implemented commercially reasonable data backup, data storage, system redundancy and disaster avoidance and recovery procedures, (c) the Company IT Assets are adequate for, and perform the functions necessary to carry on the conduct of their respective businesses, and to the Knowledge of the Company, the Company IT Assets and Company Products are free of Malicious Code, (d) the Company and its Subsidiaries have experienced no continued substandard performance, failure or other adverse event of the Company IT Assets that has caused any material disruption of or interruption in or to the use of the Company IT Assets and there are no claims pending or, to the Knowledge of the Company, threatened against the Company and its Subsidiaries with respect to the security, confidentiality, availability, or integrity of the Company IT Assets, (e) to the Knowledge of the Company, there have been no Security Incidents with respect to the Company IT Assets or Company Products and (f) the Company and its Subsidiaries own or have sufficient rights pursuant to a written Contract to access and use all Company IT Assets.
Section 3.17   Privacy.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) there are no (and there have not been since December 31, 2020 any) claims pending or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries alleging a violation of any Privacy Obligations (including related to any fines or other sanctions), (b) neither the Company nor any of its Subsidiaries has notified or been required to notify any Person of any Security Incidents, (c) since December 31, 2020, to the Knowledge of the Company, there has been no unauthorized access, unauthorized acquisition or disclosure, or any loss or theft, of Personal Data of the Company or its Subsidiaries while such Personal Data was in the possession or control of the Company, its Subsidiaries or third Persons acting on their behalf, (d) the Company and its Subsidiaries have complied, and are in compliance, with all Privacy Obligations, including with respect to the Processing of Personal Data and (e) the entry into the transactions contemplated by this Agreement shall not result in a breach or violation of, or constitute a default under, any Privacy Obligations.
Section 3.18   Material Contracts.
(a)   Except for this Agreement, agreements filed as exhibits to the Company SEC Documents or as set forth in Section 3.18 of the Company Disclosure Schedules, neither the Company nor any of its Subsidiaries is a party to or expressly bound by any Contract (excluding any Company Benefit Plan (other than with respect to clause (xiv) and (xv) below) or Lease) that:
(i)   would constitute a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act) with respect to the Company and its Subsidiaries, taken as a whole;
(ii)   contains restrictions on the right of the Company or any of its Subsidiaries to engage in activities competitive with any Person anywhere in the world, other than restrictions that are not material to the business of the Company and its Subsidiaries, taken as a whole;
(iii)   provides for the formation, creation, operation, management or control of any joint venture or partnership with a third party;
(iv)   is an indenture, credit agreement, loan agreement, note, or other Contract providing for indebtedness for borrowed money of the Company or any of its Subsidiaries (other than indebtedness among the Company and/or any of its Subsidiaries) in excess of $2,000,000;
(v)   is a settlement, conciliation or similar Contract that would require the Company or any of its Subsidiaries to pay consideration of more than $2,000,000 after the date of this Agreement or that contains restrictions on the business and operations of the Company and its Subsidiaries that are material to the business of the Company and its Subsidiaries, taken as a whole;
(vi)   (A) provides for the acquisition or disposition by the Company or any of its Subsidiaries of any business (whether by merger, sale of stock, sale of assets or otherwise) with a value in excess of $50 million or (B) pursuant to which the Company or any of its Subsidiaries acquired or will acquire any material ownership interest in any other Person or other business enterprise other than any Subsidiary of the Company, in each case, under which the Company or any of its Subsidiaries has obligations remaining to be performed as of the date hereof;
(vii)   obligates the Company or any Subsidiary of the Company to make any future capital investment or capital expenditure outside the ordinary course of business and in excess of $500,000;
(viii)   prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries or prohibits the pledging of the capital stock of the Company or any Subsidiary of the Company;
(ix)   has resulted in payments by the Company or any of its Subsidiaries of more than $2,000,000 in the aggregate for the prior fiscal year (other than Contracts subject to clause (v) above);
(x)   has resulted in payments to the Company or any of its Subsidiaries of more than $2,000,000 in the aggregate for the 12 months ended June 30, 2022;
(xi)   is a Collective Bargaining Agreement or similar agreement to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries is bound;
(xii)   is with (A) each of the ten (10) largest customers of the Company and its Subsidiaries, taken as a whole (the “Material Customers”), by dollar amount for each of (I) the fiscal year ending December 31, 2021 and (II) the nine months ending September 30, 2022 and (B) each of the ten (10) largest commercial vendors of the Company and its Subsidiaries, taken as a whole (the “Material Vendors”), by dollar amount for each of (I) the fiscal year ending December 31, 2021 and (II) the nine months ending September 30, 2022;
(xiii)   provides for (A) indemnification of any officer, director or employee by the Company, other than Contracts entered into on substantially the same form as the Company’s standard forms previously made available to Parent or (B) accelerated vesting in connection with a change of control (including as a result of any termination of employment following a change of control);
(xiv)   is a Contract that is for the employment or engagement of any directors, officers, employees or independent contractors of the Company or any of its Subsidiaries at the level of Vice President or above;
(xv)   (A) is between the Company or any of its Subsidiaries, on the one hand, and any director or officer of the Company or any of its Subsidiaries or any Person beneficially owning five percent or more of the outstanding shares of the Company Common Stock, on the other hand, except for any Company Benefit Plan or (B) that would be required to be disclosed under Item 404 under Regulation S-K under the Securities Act; or
(xvi)   (A) under which the Company or any of its Subsidiaries has granted or received an exclusive license to any Intellectual Property, (B) otherwise restricting the Company or any of its Subsidiaries’ ability to use, enforce, or disclose any Company Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole, (C) under which the Company or any of its Subsidiaries has the right to use any Intellectual Property licensed from a third Person that is material to the business of the Company and its Subsidiaries, taken as a whole, or (D) under which the Company or any of its Subsidiaries has delivered, made available, licensed, or placed into escrow any source code owned by any of them that is material to the business of the Company and its Subsidiaries, taken as a whole, other than, with respect to each of (A) through (D), (1) non-disclosure agreements entered into in the ordinary course of business, (2) nonexclusive, “off-the-shelf” software licenses (including software-as-a-service) granted by third parties to the Company or any of its Subsidiaries, (3) Open Source Licenses, (4) maintenance and support and professional services Contracts with the

Company or its Subsidiaries, (5) non-exclusive licenses of Company Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business and (6) agreements with employees and contractors in the ordinary course of business.
Each Contract required to be listed pursuant to clauses (i)  – (xvi) of this Section 3.18(a) is referred to herein as a “Company Material Contract.”
(b)   True and correct copies of each Company Material Contract have been publicly filed prior to the date of this Agreement or otherwise made available to Parent. Neither the Company nor any Subsidiary of the Company is in breach of or default under the terms of any Company Material Contract where such breach or default would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract where such breach or default would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, each Company Material Contract is a valid and binding obligation of the Company or the Subsidiary of the Company that is party thereto and, to the Knowledge of the Company, of each other party thereto, and is in full force and effect, subject to the Enforceability Exceptions.
(c)   To the Knowledge of the Company, since the date of the Company Balance Sheet, the Company has not received any written or, to the Knowledge of the Company, oral notice from or on behalf of any Material Customer indicating that such Material Customer intends to terminate or not renew, any Company Material Contract with such Material Customer.
(d)   To the Knowledge of the Company, since the date of the Company Balance Sheet, the Company has not received any written or, to the Knowledge of the Company, oral notice from or on behalf of any Material Vendor indicating that such Material Vendor intends to terminate, or not renew, any Company Material Contract with such Material Vendor.
Section 3.19   Insurance Policies.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as the Company reasonably believes, based on past experience, is adequate for the businesses and operations of the Company and its Subsidiaries (taking into account the cost and availability of such insurance).
Section 3.20   Affiliate Party Transactions.   Since November 16, 2021, through the date of this Agreement, there have been no transactions, agreements, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any director or executive officer of the Company or any of its Affiliates, on the other hand, that would be required to be disclosed by the Company under Item 404 under Regulation S-K under the Securities Act and that have not been so disclosed in the Company SEC Documents, other than ordinary course of business employment agreements and similar employee arrangements otherwise set forth on the Company Disclosure Schedules.
Section 3.21   Proxy Statement.   The Proxy Statement will not, at the time it is filed with the SEC, or at the time it is first mailed to the stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that no representation or warranty is made by the Company with respect to statements made in the Proxy Statement based on information supplied, or required to be supplied, by or on behalf of Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference therein.
Section 3.22   Opinion of Financial Advisor.   The Company Board has received the opinion of Morgan Stanley & Co. LLC, substantially to the effect that, as of the date of such opinion and subject to the various assumptions made, procedures followed, matters considered, and limitations, qualifications and other matters considered in connection with the preparation of such opinion, the Merger Consideration to be received by the holders of Company Common Stock (other than the holders of Cancelled Shares and Dissenting Shares) in the Merger pursuant to this Agreement is fair, from a financial point of view, to such holders of Company Common Stock. A signed copy of such opinion will be made available to Parent, for informational purposes only on a non-reliance basis by Parent or Merger Sub, promptly after the execution and delivery of this Agreement by each of the parties hereto (it being understood and agreed that such opinion is for the benefit of the Company Board only).
Section 3.23   Finders or Brokers.   Except for Morgan Stanley & Co. LLC, neither the Company nor any of its Subsidiaries has employed or engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who would be entitled to any fee or any commission in connection with or on consummation of the Merger.
Section 3.24   Takeover Laws.   Assuming the representations and warranties of Parent and Merger Sub set forth in Section 4.12 are true and correct, as of the date of this Agreement, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other form of anti-takeover statute or regulation or any anti-takeover provision in the certificate of incorporation or bylaws of the Company is, and the Company has no rights plan, “poison pill” or similar agreement that is, applicable to this Agreement, the Merger or the other transactions contemplated hereby and the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” law will not be applicable to the Merger.
Section 3.25   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   The Company and its Subsidiaries are, and have been since December 31, 2020, in compliance with all Environmental Laws and the Company and its Subsidiaries have not received any written notice regarding any violation of, or any liability (contingent or otherwise) under, any Environmental Law;
(b)   There has been no release or disposal of, contamination by, or exposure of any person to any Hazardous Substances that has given or would give rise to any liability (contingent or otherwise) for the Company or any of its Subsidiaries under Environmental Laws; and
(c)   The Company and its Subsidiaries have furnished to Parent all environmental audits, reports and other material environmental documents relating to the Company’s, its Subsidiaries’, or its Affiliates’ or predecessors’, past or current properties, facilities or operations which are in their possession or under their reasonable control.
Section 3.26   Indebtedness.   Section 3.26 of the Company Disclosure Schedules contains a true, correct and complete list of all indebtedness for borrowed money of the Company and its Subsidiaries as of the date hereof in excess of $2,500,000.
Section 3.27   No Other Representations or Warranties; No Reliance.   The Company acknowledges and agrees that, except for the representations and warranties contained in Article 4 and in the Equity Commitment Letters and the Guarantee, none of Parent, Merger Sub or any other Person acting on behalf of Parent or Merger Sub has made or makes, and the Company has not relied on, any representation or warranty, whether express or implied, with respect to Parent, Merger Sub, their respective Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to the Company or any of its representatives by or on behalf of Parent or Merger Sub. The Company acknowledges and agrees that, except for the representations and warranties contained in Article 4 and in the Equity Commitment Letters and the Guarantee, none of Parent, Merger Sub or any other Person acting on behalf of Parent or Merger Sub has made or makes, and the Company has not relied on, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to the Company or any of its representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of Parent, Merger Sub, or any of their respective Subsidiaries. The Company acknowledges and agrees that, except for the representations and warranties contained in Article 4 and in the Equity Commitment Letters and the Guarantee, none of Parent, Merger Sub nor any Person acting on behalf of Parent or Merger Sub has made or makes, and the Company has not relied on, any representation or warranty, whether express or implied, with respect to Parent or Merger Sub.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES
OF PARENT AND MERGER SUB
Except as disclosed in the corresponding sections or subsections of the disclosure schedules delivered by Parent to the Company concurrently with the execution of this Agreement (the “Parent Disclosure Schedules”) (it being acknowledged and hereby agreed that disclosure of any information in any section or subsection of the Parent Disclosure Schedules shall be deemed disclosed with respect to any other section or subsection of this Agreement and the Parent Disclosure Schedules to the extent that the relevance thereof is reasonably apparent on the face of such disclosure), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:
Section 4.1   Qualification, Organization, Subsidiaries.   Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization. Each of Parent and Merger Sub has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, in each case, as would not reasonably be expected to, individually or in the aggregate, prevent or materially delay the Closing or prevent or materially delay or materially impair the ability of Parent or Merger Sub to satisfy the conditions precedent to the Merger, to obtain financing for the Merger or to consummate the Merger and the other transactions contemplated by this Agreement (a “Parent Material Adverse Effect”). Parent has made available to the Company prior to the date of this Agreement a true and complete copy of the certificates of incorporation and bylaws or other equivalent organizational documents of Parent and Merger Sub, each as amended through the date of this Agreement. Section 4.1 of the Parent Disclosure Schedules sets forth a true, correct and complete organization chart of the direct and indirect Subsidiaries of Parent.
Section 4.2   Authority; Enforceability.
(a)   Each of Parent and Merger Sub has all requisite corporate or similar power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The board of directors (or equivalent governing body) of Parent has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and the board of directors of Merger Sub has unanimously (i) determined that it is in the best interests of Merger Sub and its sole stockholder, and declared it advisable, to enter into this Agreement, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend that the sole stockholder of Merger Sub adopt this Agreement and directed that such matter be submitted for consideration of the sole stockholder of Merger Sub.
(b)   Except for the adoption of this Agreement by Parent, as the sole stockholder of Merger Sub (which such adoption shall occur immediately following the execution of this Agreement) and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate or similar proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. No vote of the equityholders of Parent or the holders of any other securities of Parent (equity or otherwise) is required by any applicable Law, the certificate of incorporation or bylaws or other equivalent organizational documents of Parent or the applicable rules of any exchange on which securities of Parent are traded, in order for Parent to consummate the transactions contemplated hereby.
(c)   This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.

Section 4.3   Consents and Approvals; No Violation.
(a)   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by Parent and Merger Sub do not and will not require Parent, Merger Sub or any of their Subsidiaries to procure, make or provide prior to the Closing Date any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Entity or other third party, other than (i) the filing of the Certificate of Merger, (ii) compliance with the HSR Act, (iii) compliance with any applicable requirements of any other Antitrust and Foreign Investment Laws of the jurisdictions set forth on Section 4.3(a) of the Parent Disclosure Schedules, (iv) compliance with the applicable requirements of the Exchange Act, (v) compliance with the rules and regulations of NYSE and (vi) any consents, approvals or authorizations which are required only because of facts and circumstances specific to the Company (the foregoing clauses (i) through (vi), collectively, the “Parent Approvals”), and other than any consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Assuming compliance with the matters referenced in Section 4.3(a) and receipt of the Parent Approvals, the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, do not and will not (i) contravene or conflict with the organizational or governing documents of Parent or any of its Subsidiaries, (ii) contravene or conflict with or constitute a violation of any provision of any Law binding on or applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, or (iii) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of a material benefit under any Contract, instrument, permit, concession, franchise, right or license binding on Parent or any of its Subsidiaries, other than, in the case of clauses (ii) and (iii) above, any such contravention, conflict, violation, default, termination, cancellation, acceleration, right, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.4   Equity Financing.
(a)   Parent is a party to and has accepted fully executed equity commitment letters, dated as of the date of this Agreement, from Thoma Bravo Discover Fund III, L.P., a Delaware limited partnership, and Thoma Bravo Discover Fund IV, L.P., a Delaware limited partnership, and Sunstone Partners II, LP, a Delaware limited partnership, Sunstone Partners II-A, LP, a Delaware limited partnership, Sunstone Partners Executive Fund II, LP, a Delaware limited partnership, Sunstone Partners III-Main, LP, a Delaware limited partnership and Sunstone Partners III-A, LP, a Delaware limited partnership (the “Equity Investors” and, each, an “Equity Investor”) and Parent (the “Equity Commitment Letters”), pursuant to which, on the terms and subject to the conditions set forth therein, each Equity Investor has agreed to invest in Parent the amount set forth therein. The equity financing committed pursuant to the Equity Commitment Letter is referred to in this Agreement as the “Equity Financing.” Each Equity Commitment Letter provides that the Company is an express third-party beneficiary of such Equity Commitment Letter, and, subject to the terms and conditions set forth therein, entitled to enforce such Equity Commitment Letter.
(b)   As of the date hereof, Parent has delivered to the Company a true, complete and correct copy of the executed Equity Commitment Letters.
(c)   As of the date hereof, except as expressly set forth in the Equity Commitment Letters, there are no conditions precedent to the obligations of the Equity Investors to provide the Equity Financing. As of the date hereof, subject to the satisfaction of the conditions set forth in Section 2.2(a) and (b), Parent does not have any reason to believe that it will be unable to satisfy any conditions precedent to the funding of the Equity Financing to be satisfied by it in the Equity Commitment Letters on or prior to the Closing Date, nor does Parent have knowledge as of the date hereof that any Equity Investor will not perform its obligations thereunder. As of the date hereof, there are no side letters or other written agreements, contracts or arrangements of any kind relating to the Equity Commitment Letters that contain any conditions precedent to the funding or the investing, as applicable, of the full amount of the Equity Financing on or prior to the Closing.

(d)   As of the date hereof, subject to the satisfaction of the conditions set forth in Section 2.2(a) and (b), the Equity Financing, if funded in accordance with the Equity Commitment Letters, shall provide Parent with aggregate cash proceeds on the Closing Date, together with cash on hand or other sources of immediately available funds, sufficient for the satisfaction on the Closing Date of all of Parent’s obligations under this Agreement and the Equity Commitment Letters to be funded on the Closing Date, including the payment of the Merger Consideration payable on the Closing Date, and any fees and expenses of or payable by Parent or Merger Sub or Parent’s other Affiliates on the Closing Date, and for any repayment or refinancing of all indebtedness set forth on Schedule 7.4(a)(iv) or the Equity Commitment Letters (such amounts, collectively, the “Financing Amounts”).
(e)   As of the date hereof, the Equity Commitment Letters constitute the legal, valid, binding and enforceable obligations of Parent and, to the Knowledge of Parent, all the other parties thereto and are in full force and effect, subject to the Enforceability Exceptions. As of the date hereof, subject to the satisfaction of the conditions set forth in Section 2.2(a) and (b), to the Knowledge of Parent no event has occurred which (with or without notice, lapse of time or both) would constitute a breach or failure to satisfy a condition precedent by Parent under the terms and conditions of the Equity Commitment Letters that would prevent or materially delay or impede the Closing. As of the date hereof, Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Equity Commitment Letters on or before the date of this Agreement. As of the date hereof, the Equity Commitment Letters have not been modified, amended or altered and none of the respective commitments thereunder have been terminated, reduced, withdrawn or rescinded in any respect.
(f)   In no event shall the receipt or availability of any funds or financing (including the Equity Financing or any debt financing) by Parent or any of its Affiliates or any other financing or other transactions be a condition precedent to any of Parent’s obligations under this Agreement.
Section 4.5   Guarantee.   Concurrently with the execution of this Agreement, Parent has delivered to the Company a true, complete and correct copy of the guarantee addressed to the Company from the Equity Investors guaranteeing certain of the payment obligations of Parent and Merger Sub under this Agreement on the terms set forth therein (the “Guarantee”). As of the date hereof, the Guarantee is valid and in full force and effect and constitutes the legal, valid and binding obligation of the Equity Investors, enforceable in accordance with its terms (subject to the Enforceability Exceptions). As of the date hereof, no Equity Investor is in default or breach under the terms and conditions of the Guarantee and no event has occurred that, with or without notice, lapse of time or both, would or would reasonably be expected to constitute a default or breach or a failure to satisfy a condition under the terms and conditions of the Guarantee. Each Equity Investor has, and at all times will have, access to sufficient capital to satisfy in full the full amount of the guaranteed obligations under the Guarantee.
Section 4.6   Capitalization of Merger Sub.   The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent. Merger Sub does not have outstanding any option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any equity security of Merger Sub. Merger Sub has not conducted any business prior to the date of this Agreement and has, and prior to the Effective Time will have, no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.
Section 4.7   Investigations; Litigation.   Except as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, as of the date of this Agreement, (a) to the Knowledge of Parent, there is no investigation or review pending or threatened by any Governmental Entity with respect to Parent or any of its Subsidiaries; and (b) there are no Actions pending (or, to the Knowledge of Parent, threatened) against or affecting Parent or any of Parent’s Subsidiaries or any of their respective assets or properties at law or in equity, and there are no Orders of any Governmental Entity against or affecting Parent or any of Parent’s Subsidiaries or any of their respective assets or properties.
Section 4.8   Proxy Statement; Other Information.   None of the information supplied by or on behalf of Parent, Merger Sub or any of their Affiliates for inclusion or incorporation by reference in the Proxy Statement (the “Parent Information”) will, at the time it is filed with the SEC, or at the time it is first mailed to the stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 4.9   Finders or Brokers.   Neither Parent nor any Subsidiary of Parent (including Merger Sub) has employed or engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who would be entitled to any fee or any commission from the Company or any of its Subsidiaries in connection with or on consummation of the Merger or the other transactions contemplated hereby.
Section 4.10   Certain Arrangements.   As of the date of this Agreement, there are no contracts, undertakings, commitments, agreements, obligations or understandings, whether written or oral, between Parent or Merger Sub, the Equity Investors or any of their Affiliates, on the one hand, and any beneficial owner of five percent or more of the outstanding shares of Company Common Stock or any member of the Company’s management or the Company Board, on the other hand, relating in any way to the Company, the transactions contemplated by this Agreement or to the operations of the Surviving Corporation after the Effective Time.
Section 4.11   Foreign Person.   Neither Parent nor Merger Sub is a foreign person within the meaning of title 31 of the Code of Federal Regulations part 800 section 800.224.
Section 4.12   Ownership of Common Stock.   Except as set forth on Section 4.12 of the Parent Disclosure Schedules, none of Parent, Merger Sub, the Equity Investors or any of their respective Subsidiaries or Affiliates beneficially owns, directly or indirectly (including pursuant to a derivatives contract), any shares of Company Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock or any securities of any Subsidiary of the Company, and none of Parent, Merger Sub, the Equity Investors or any of their respective Subsidiaries or Affiliates has any rights to acquire, directly or indirectly, any shares of Company Common Stock, except pursuant to this Agreement. None of Parent, Merger Sub, the Equity Investors or any of their “affiliates” or “associates” is, or at any time during the last three years has been, an “interested stockholder” of the Company, in each case as defined in Section 203 of the DGCL.
Section 4.13   Solvency.   Immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including any financings being entered into in connection therewith), assuming the accuracy of the representations and warranties set forth in Article 3 in all material respects:
(a)   the Fair Value of the assets of Parent and its Subsidiaries, on a consolidated basis, shall be greater than the total amount of Parent’s and its Subsidiaries’ liabilities (including all liabilities, whether or not reflected in a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), on a consolidated basis;
(b)   Parent and its Subsidiaries, on a consolidated basis, shall be able to pay their debts and obligations in the ordinary course of business as they become due;
(c)   Parent and its Subsidiaries, on a consolidated basis, shall have adequate capital to carry on their businesses and all businesses in which they are about to engage; and
(d)   For the purposes of this   Section 4.13, “Fair Value” means the amount at which the assets (both tangible and intangible), in their entirety, of Parent and its Subsidiaries would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.
Section 4.14   No Other Representations or Warranties; No Reliance.   Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article 3 and in any other document, agreement or instrument delivered by the Company pursuant to this Agreement, none of the Company or any other Person acting on behalf of the Company has made or makes, and neither Parent nor Merger Sub has relied on, any representation or warranty, whether express or implied, with respect to the Company, its Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to Parent, Merger Sub or any of their respective representatives by or on behalf of the Company. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article 3 and in any other document, agreement or instrument delivered by the Company pursuant to this Agreement, neither the Company nor any other Person acting on behalf of the Company has made or makes, and neither Parent nor Merger Sub has relied on, any representation or warranty, whether express or implied, with respect to any projections, forecasts, estimates or budgets made available to Parent, Merger Sub or any of their respective representatives of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Company or any of its Subsidiaries. Each of Parent and Merger Sub acknowledges and agrees that, except for the representations and warranties contained in Article 3 and in any other document, agreement or instrument delivered by the Company pursuant to this Agreement, neither the Company nor any other Person acting on behalf of the Company has made or makes, and neither Parent nor Merger Sub has relied on, any representation or warranty, whether express or implied, with respect to the Company.
ARTICLE 5
INTERIM OPERATION OF BUSINESS
Section 5.1   Conduct of Company Business During Pendency of Merger.
(a)   From and after the date of this Agreement and prior to earlier of the Effective Time and the date, if any, on which this Agreement is validly terminated pursuant to Section 8.1 (the “Termination Date”), except (i) as may be required by applicable Law, (ii) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned); provided that Parent shall be deemed to have approved in writing if it provides no response within five (5) Business Days after written request by the Company in accordance with Section 9.7 of this Agreement for such approval, (iii) as may be expressly required or permitted by this Agreement or (iv) as set forth in Section 5.1 of the Company Disclosure Schedules, the Company shall, and shall cause its Subsidiaries to (A) conduct its business in all material respects in the ordinary course consistent with past practices and (B) use its commercially reasonable efforts to preserve intact in all material respects its business organization and business relationships; provided, however, that no action taken by the Company or its Subsidiaries that is expressly permitted by any provision of Section 5.1(b) (including any qualification or exception to any of the restrictions set forth in Section 5.1(b)) shall be deemed to be a breach of this Section 5.1(a).
(b)   From and after the date of this Agreement and prior to the earlier of the Effective Time and the Termination Date, except (v) as may be required by applicable Law, (w) as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned); provided that Parent shall be deemed to have approved in writing if it provides no response within five (5) Business Days after written request by the Company in accordance with Section 9.7 of this Agreement for such approval, (x) as may be contemplated, required or permitted by this Agreement, (y) to the extent necessary to comply with the express obligations set forth in any Company Material Contract in effect on the date hereof, or (z) as set forth in Section 5.1 of the Company Disclosure Schedules, the Company:
(i)   shall not authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock (whether in cash, assets, stock or other securities of the Company or its Subsidiaries), except dividends and distributions paid by Subsidiaries of the Company to the Company or to any of the Company’s other wholly owned Subsidiaries;
(ii)   shall not, and shall not permit any of its Subsidiaries to, adjust, split, subdivide, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, except as may be permitted by Section 5.1(b)(vii), and except for any such transaction by a wholly owned Subsidiary of the Company that remains a wholly owned Subsidiary after consummation of such transaction;
(iii)   except as required under the existing terms of a Company Benefit Plan or a Collective Bargaining Agreement, shall not, and shall not permit any of its Subsidiaries to (A) other than in the ordinary course of business consistent with past practice, materially increase the compensation or other benefits payable or provided to the current or former independent contractors, directors or employees of the Company or any of its Subsidiaries, (B) enter into any employment, consulting, change of control, severance or retention agreement or other compensation or benefit agreement with any current or former independent contractor, director or employee of the Company or any of its Subsidiaries (except for employment or consulting agreements entered into in the ordinary course of business or that are terminable on no more than 30 days’ notice without penalty or severance (unless such severance is in accordance with the Company Severance Plans)), (C) grant any new change of control, severance, retention, pension or other cash compensation or benefits in respect of, or accelerate the funding, vesting or payment of any compensation or benefit for, any such current or former independent contractor, director or employee, (D) grant any new equity or equity-based compensation or benefits in respect of any independent contractor, director or employee or (E) except as provided under clause (B), enter into, adopt, materially amend, terminate or materially increase the coverage or benefits available under any Company Benefit Plan (or other compensation or benefit plan, program, agreement or arrangement that would be a Company Benefit Plan if in effect on the date of this Agreement);
(iv)   other than in the ordinary course of business consistent with past practice, shall not, and shall not permit any of its Subsidiaries to, hire or engage any Person at the level of Vice President or above, or terminate (without cause), furlough, or temporarily layoff any employee or independent contractor at the level of Vice President or above;
(v)   shall not, and shall not permit any of its Subsidiaries to, materially change financial accounting policies or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or SEC rule or policy;
(vi)   shall not adopt any material amendments to the Company’s or any of its Subsidiaries’ certificate of incorporation or bylaws or any other similar organizational document other than immaterial amendments to such organizational documents of the Company’s Subsidiaries;
(vii)   except for transactions among the Company and its Subsidiaries or among the Company’s Subsidiaries, shall not, and shall not permit any of its Subsidiaries to, issue, sell, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of its capital stock or other ownership or equity or equity-based interests in the Company or any Subsidiaries of the Company or any securities convertible into, exercisable for or exchangeable for any such shares or ownership interests or take any action to cause to be vested any otherwise unvested Company Equity Award (except as otherwise expressly provided by the terms of this Agreement or required by the express terms of any such Company Equity Award outstanding on the date of this Agreement or entered into following the date of this Agreement in accordance with this Section 5.1), other than (A) issuances of shares of Company Common Stock in respect of any exercise of or settlement of Company Equity Awards in accordance with the terms of such Company Equity Award, (B) any Permitted Liens and (C) as required by the existing terms of Company Benefit Plans or other agreements in effect prior to the execution of this Agreement (or refinancings thereof permitted pursuant to Section 5.1(b)(ix)(D)) and set forth on Section 5.1(b)(vii)(C) of the Company Disclosure Schedules;
(viii)   except for transactions solely among the Company and its Subsidiaries or solely among the Company’s Subsidiaries, shall not, and shall not permit any of its Subsidiaries to, purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or any rights, warrants or options to acquire any such shares, other than the acquisition of shares of Company Common Stock from a holder of Company Equity Awards upon the vesting, settlement or sale thereof in satisfaction of withholding obligations or in payment of the exercise price in accordance with the terms of such Company Equity Award;
(ix)   shall not, and shall not permit any of its Subsidiaries to, incur, assume, or guarantee, any indebtedness for borrowed money, except for (A) any indebtedness solely among the Company and its wholly owned Subsidiaries or among the Company’s wholly owned Subsidiaries, (B) guarantees or credit support provided by the Company or any of its Subsidiaries for indebtedness of the Company or any of its Subsidiaries, to the extent such indebtedness is (1) in existence on the date of this Agreement or (2) incurred in compliance with this Section 5.1(b)(ix), and (C) indebtedness incurred in accordance with agreements in effect prior to the execution of this Agreement, including the Existing Credit

Agreement; provided that any indebtedness incurred pursuant to this Section 5.1(b)(ix) shall be fully refinanced at the Closing and cannot otherwise interfere with the Equity Financing;
(x)   shall not, and shall not permit any of its Subsidiaries to, sell, lease, license, transfer, exchange or swap, or subject to any Lien (other than Permitted Liens), or otherwise dispose of, any portion of its material properties or assets, including the capital stock of its Subsidiaries, in each case in excess of $25,000 individually or $250,000 in the aggregate, other than (except for the capital stock of its Subsidiaries) in the ordinary course of business, and except (A) pursuant to existing agreements in effect prior to the execution of this Agreement (or refinancings thereof permitted pursuant to Section 5.1(b)(ix)(D)), (B) licenses of Company Intellectual Property that are permitted by clause (xxiii) of this Section 5.1(b) and (C) transactions solely among the Company and its Subsidiaries or solely among the Company’s Subsidiaries;
(xi)   shall not, and shall not permit any of its Subsidiaries to, (A) terminate or modify, amend or waive any material rights under any Company Material Contract in any material respect in a manner that is adverse to the Company and its Subsidiaries, taken as a whole, in each case, other than in the ordinary course of business or as otherwise contemplated by this Section 5.1(b) or (B) enter into any Contract that would have been a Company Material Contract had it been entered into prior to the date of this Agreement, other than in the ordinary course of business;
(xii)   shall not, and shall not permit any of its Subsidiaries to, settle, pay, discharge or satisfy any Action, other than any Action that involves only the payment of monetary damages not in excess of $150,000 individually or $1,000,000 in the aggregate;
(xiii)   shall not, and shall not permit any of its Subsidiaries to, make or authorize any capital expenditures other than capital expenditures not in excess of $1,000,000 individually or $2,500,000 in the aggregate in any 12-month period;
(xiv)   shall not, and shall not permit any of its Subsidiaries to, adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, except for any such transactions solely between or among the Company’s Subsidiaries or solely between or among any of the Company’s Subsidiaries and the Company;
(xv)   shall not, and shall not permit any of its Subsidiaries to (A) make any Tax election, except for elections made in the ordinary course of business or consistent with the past practices of the Company and its Subsidiaries, (B) surrender any claim for a refund of material Taxes, (C) enter into any closing agreement with respect to material Taxes, (D) file an amended Tax Return that could materially increase Taxes payable by, or otherwise have a material and adverse impact on, Parent or the Company or its Subsidiaries, (E) settle or compromise any material Tax Liability or any audit or proceeding relating to material Taxes, (F) request or consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment in respect of material Taxes (other than pursuant to customary extensions of the due date to file a Tax Return obtained in the ordinary course of business), or (G) knowingly fail to pay any material Tax that becomes due and payable (including estimated tax payments);
(xvi)   shall not, and shall not permit any of its Subsidiaries to, make any acquisition of (whether by merger, consolidation or acquisition of stock or substantially all of the assets), or make any investment in any interest in, any corporation, partnership or other business organization or material assets or division thereof, in each case, except for (A) purchases of inventory and supplies in the ordinary course of business consistent with past practice or pursuant to existing Contracts in effect as of the date hereof; or (B) acquisitions or investments not to exceed $15,000,000 in the aggregate (excluding, for the avoidance of doubt, any capital expenditures that are permitted under Section 5.1(b)(xiii));
(xvii)   shall not, and shall not permit any of its Subsidiaries to, negotiate, enter into, adopt, extend, amend or terminate or agree to any Collective Bargaining Agreement or similar agreement with any labor organization, in each case, except (A) to the extent required by applicable Law or (B) for the entry into, adoption of, amendment of, termination of or agreement in respect of any Collective Bargaining Agreement that is currently under negotiation or is required to be under negotiation, in the ordinary course of business on terms that, in each case, are not materially less favorable to the Company and its Subsidiaries in the aggregate compared to the particular Collective Bargaining Agreement at issue that is in existence as of the date hereof;
(xviii)   shall not, and shall not permit any of its Subsidiaries to, recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its Subsidiaries;
(xix)   shall not, and shall not permit any of its Subsidiaries to, implement or announce any employee layoffs, facility closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions, in each case, that would reasonably be expected to implicate notification requirements pursuant to the WARN Act or implicate labor protection payments under any Collective Bargaining Agreement;
(xx)   shall not, and shall not permit any of its Subsidiaries to, grant any material refunds, credits, rebates or other allowances to any end user, customer, reseller or distributor, in each case other than in the ordinary course of business;
(xxi)   shall not, and shall not permit any of its Subsidiaries to, engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404;
(xxii)   make any loans or advances to any other Person, except for (A) extensions of credit to customers in the ordinary course of business, (B) advances to directors, officers and other employees for travel and other business-related expenses, in each case in the ordinary course of business and in compliance in all material respects with the Company’s policies related thereto or (C) loans, advances or capital contributions to, or investments in, direct or indirect wholly owned Subsidiaries of the Company;
(xxiii)   shall not, and shall not permit any of its Subsidiaries to, sell, assign, transfer, license, abandon, permit to lapse or otherwise dispose of or subject to any Lien, any Company Intellectual Property that is material to the business of the Company and its Subsidiaries, taken as a whole, other than (A) non-exclusive licenses of Intellectual Property granted by the Company and its Subsidiaries in the ordinary course of business, (B) the disclosure of any Trade Secrets (1) in the ordinary course of business pursuant to confidentiality obligations or (2) that the Company and its Subsidiaries do not reasonably wish to preserve or (C) the expiration of Company Intellectual Property at the end of its maximum statutory term;
(xxiv)   shall not, and shall not permit any of its Subsidiaries to (A) intentionally disclose any Trade Secrets that are material to the business of the Company and its Subsidiaries, taken as a whole, that they reasonably wish to preserve, except in the ordinary course of business pursuant to confidentiality obligations, or (B) intentionally disclose, make available, deliver, or license or place into escrow, any source code owned by the Company or any of its Subsidiaries with respect to Software that is material to the business of the Company and its Subsidiaries, taken as a whole, except (1) to the extent any such disclosure, license or placement is required by an existing Contract as of the date hereof or (2) to the extent such source code is released as Open Source Software in the ordinary course of business consistent with past practice (which shall not include the release of source code related to (or developed for) a Company Product that is not released as Open Source Software as of the date hereof other than contributions of modifications of Software that is Open Source Software as of the date hereof); and
(xxv)   shall not, and shall not permit any of its Subsidiaries to, agree, in writing or otherwise, to take any of the foregoing actions;
(c)   Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall prevent the Company or its Subsidiaries from taking or failing to take any action that would otherwise be prohibited by Section 5.1(a) or Section 5.1(b), including the establishment of any policy, procedure or protocol, reasonably in response to COVID-19 or any COVID-19 Measures or in response to sanctions imposed in connection with the current dispute between the Russian Federation and Ukraine, so long as, in each case, the

Company or its applicable Subsidiary consults in good faith with Parent prior to taking or failing to take such action, and no such action or omission following such consultation shall be deemed to violate or breach Section 5.1(a) or Section 5.1(b).
(d)   Nothing contained in this Section 5.1 or elsewhere in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, without limiting or modifying the restrictions set forth in Section 5.1(a) and Section 5.1(b), the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ operations.
Section 5.2   Conduct of Business of Parent and Merger Sub.   From the date of this Agreement until the earlier of (a) the Termination Date and (b) the expiration or termination of the waiting period under the HSR Act applicable to the Merger and the receipt of the Consents (or expiration of applicable waiting periods) of the Governmental Entities set forth on Schedule 2.2(a)(ii), Parent and Merger Sub shall not, shall not permit the Equity Investors or any of their Subsidiaries and Affiliates to, acquire or agree to acquire by merger or consolidation with, or by purchasing a material portion of the assets of or equity in, any person (a “Specified Acquisition”), if the entering into a definitive agreement with respect to or the consummation of a Specified Acquisition would reasonably be expected to (i) prevent, materially delay or materially impede the obtaining of the expiration or termination of the waiting period under the HSR Act applicable to the Merger and the receipt of Consents (or expiration of applicable waiting periods) of the Governmental Entities set forth on Schedule 2.2(a)(ii), or (ii) materially increase the risk of any Governmental Entity seeking or entering an order, ruling, judgment or injunction prohibiting the consummation of the transactions contemplated hereby.
Section 5.3   No Actions Causing Delays.   Except as otherwise permitted under this Agreement, the Company, Parent and Merger Sub shall not (and shall cause their Subsidiaries and, in the case of Parent and Merger Sub, their HSR Affiliates, not to) take or agree to take any action that would be reasonably likely to prevent or materially delay the Closing.
ARTICLE 6
GO-SHOP PERIOD & NO-SHOP RESTRICTIONS
Section 6.1   Go-Shop Period.   Notwithstanding anything to the contrary contained in this Agreement, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. Pacific time on December 10, 2022 (the “No-Shop Period Start Date” and, such period of time, the “Go-Shop Period”), the Company and its Subsidiaries and their respective Representatives shall have the right to (and may without restriction hereunder but subject to compliance with the terms of this Agreement): (a) solicit, initiate, propose, induce the making or submission of, encourage or facilitate in any way any offer or proposal that constitutes, or could reasonably be expected to lead to, an Alternative Acquisition Proposal, including by providing information (including non-public information and data) relating to the Company and any of its Subsidiaries and affording access to the businesses, properties, assets, books, records or other non-public information, or to any personnel, of the Company and its Subsidiaries to any Person (and its Representatives, including potential financing sources of such Person) that has entered into an Acceptable Confidentiality Agreement; provided that the Company shall provide Parent and Merger Sub (and their Representatives, including financing sources) with access to any information or data that is provided to any Person given such access that was not previously made available (whether prior to or after the execution of this Agreement) to Parent or Merger Sub substantially concurrently with the time it is provided to such Person (and in any event within 24 hours thereof); and (b) continue, enter into, engage in or otherwise participate in any discussions or negotiations with any Person (and their respective Representatives, including potential financing sources of such Person) regarding any Alternative Acquisition Proposals (or inquiries, offers or proposals or any other effort or attempt that could reasonably be expected to lead to an Alternative Acquisition Proposal), and cooperate with or assist or participate in, or facilitate in any way, any such inquiries, offers, proposals, discussions or negotiations or any effort or attempt to make any Alternative Acquisition Proposals or other proposals that could reasonably be expected to lead to Alternative Acquisition Proposals, including by granting a waiver, amendment or release under any pre-existing “standstill” or other similar provision to the extent necessary to allow for an Alternative Acquisition Proposal or amendment to an Alternative

Acquisition Proposal to be made confidentially to the Company or the Company Board. The Company shall notify Parent that it has entered into an Acceptable Confidentiality Agreement within 24 hours after the execution thereof.
Section 6.2   No-Shop Period.
(a)   Subject to the provisions of this Section 6.2, commencing on the No-Shop Period Start Date and continuing until the earlier of the Effective Time and the Termination Date, the Company shall not, and shall cause its Subsidiaries and its and their respective directors and officers not to, and shall use its reasonable best efforts to cause its other Representatives not to, directly or indirectly, (i) solicit, initiate or knowingly encourage or knowingly facilitate the making or submission of any offer or proposal that constitutes, or would reasonably be expected to lead to, an Alternative Acquisition Proposal, (ii) participate in any discussions or negotiations regarding an Alternative Acquisition Proposal with, or furnish any nonpublic information relating to the Company or its Subsidiaries for the purpose of facilitating an Alternative Acquisition Proposal to, any Person that has made or, to the Knowledge of the Company, is considering making an Alternative Acquisition Proposal (except, in each case, to notify such Person as to the existence of the provisions of this Section 6.2), or afford any Person access to the businesses, properties, assets, books, records or other non-public information, or to any personnel, of the Company or its Subsidiaries for the purpose of encouraging, inducing or facilitating an Alternative Acquisition Proposal, or (iii) approve, endorse or recommend any proposal that constitutes or would reasonably be expected to lead to an Alternative Acquisition Proposal, or (iv) enter into any letter of intent, agreement in principle, memorandum of understanding, or other acquisition agreement, merger agreement or similar agreement with respect to an Alternative Acquisition Proposal (except for an Acceptable Confidentiality Agreement permitted hereunder). From the date of this Agreement until the earlier of the Effective Time and the Termination Date, the Company will be required to enforce, and will not waive, terminate or modify any provision of any standstill or confidentiality agreement that prohibits or purports to prohibit a proposal being made to the Company Board (or any committee thereof) unless the Company Board has determined in good faith, after consultation with its outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to the stockholders of the Company under applicable Law.
(b)   Subject to the terms of this Section 6.2, from the No-Shop Period Start Date until the earlier of the Effective Time and the Termination Date, the Company will, and will cause its Subsidiaries and its and their respective officers and directors, and shall use its reasonable best efforts to cause its other Representatives to, (i) cease and cause to be terminated any discussions or negotiations with any Person and its Representatives that is prohibited by this Section 6.2, (ii) request the prompt return or destruction of all non-public information concerning the Company and its Subsidiaries theretofore furnished to any such Person with whom a confidentiality agreement with respect to an actual or potential Alternative Acquisition Proposal was entered into at any time during the period between November 16, 2021 and the No-Shop Period Start Date, (iii) cease providing any further such information with respect to the Company or any Alternative Acquisition Proposal to any such Person or its Representatives and (iv) terminate all access granted to any such Person and its Representatives to any physical or electronic data room (or any other diligence access) containing any such information. Notwithstanding anything in Section 6.2(a) or this Section 6.2(b) to the contrary, at any time prior to the adoption of this Agreement by the Company’s stockholders, the Company may continue to engage in the activities described in Section 6.1 (but subject to compliance with all of the requirements set forth therein) with respect to any Excluded Party (but only for so long as such Person is and remains an Excluded Party (provided that at any time that a Person ceases to be an Excluded Party, such Person may thereafter (and after the No-Shop Period Start Date) never become an Excluded Party)), including with respect to any amended or modified Alternative Acquisition Proposal received from any Excluded Party following the No-Shop Period Start Date, and the restrictions in Section 6.2(a) shall not apply with respect thereto for so long as such Person is and remains an Excluded Party.
(c)   Notwithstanding anything in Section 6.2(a) to the contrary, at any time prior to the adoption of this Agreement by the Company’s stockholders, if the Company receives an Alternative Acquisition Proposal from a third party that was not received in response to, or as a result of, actions that constitute a breach of Section 6.2(a), (i) the Company and its Representatives may contact the third party making such Alternative Acquisition Proposal solely to clarify the terms and conditions thereof, and (ii) if the Company Board determines in good faith, after consultation with outside legal and financial advisors, that such Alternative Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal and the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take the actions contemplated by this Section 6.2 would be inconsistent with its fiduciary duties under applicable Law, then the Company may: (A) engage in discussions or negotiations with the third party (including its Representatives and potential equity and debt financing sources) with respect to such Alternative Acquisition Proposal, and (B) furnish non-public information to the third party making such Alternative Acquisition Proposal (and its Representatives and potential equity and debt financing sources) if, prior to so furnishing such information, the third party has executed an Acceptable Confidentiality Agreement with the Company; provided that the Company provides to Parent and Merger Sub (and their respective Representatives) any information or data that is provided to such third party that was not previously made available to Parent or Merger Sub prior to or substantially concurrently with the time it is provided to such third party (and in any event within 24 hours thereof). The Company shall notify Parent that it has entered into an Acceptable Confidentiality Agreement within 24 hours after the execution thereof.
(d)   The Company agrees that any material breach of this Section 6.2 by any of its Representatives shall be deemed to be a breach of this Agreement by the Company.
Section 6.3   Notices.   As promptly as reasonably practicable, and in any event within 24 hours following the expiration of the Go-Shop Period, the Company shall deliver to Parent a written notice setting forth: (i) the identity of each Excluded Party from which the Company has received an Alternative Acquisition Proposal that remains pending and (ii) the material terms and conditions of any such pending Alternative Acquisition Proposal made by each such Excluded Party. The Company shall (whether during or after the Go-Shop Period) promptly (and in any event within 24 hours) notify Parent of (A) the entry by the Company or any of its Subsidiaries into an Acceptable Confidentiality Agreement with a third party who has made or could make an Alternative Acquisition Proposal (or, if such third party was already party to a confidentiality agreement with the Company or any of its Subsidiaries, then the Company shall instead notify Parent within 24 hours of granting data room access to such third party or its representatives, it being understood that such notification need only be made one time with respect to such third party and its representatives) and (B) any Alternative Acquisition Proposal received by the Company or any of its Subsidiaries or Representatives, which notice shall be provided orally and in writing, and which shall identify the material terms and conditions thereof (and, thereafter, any material change to the terms thereof) and (unless expressly prohibited pursuant to a confidentiality agreement in effect as of the date of this Agreement) the Person or group making such Alternative Acquisition Proposal and include copies of all documents and other written materials (including any letter of intent, term sheet or draft of definitive agreement) submitted with such Alternative Acquisition Proposal. From and after the expiration of the Go-Shop Period, the Company shall keep Parent reasonably informed on a reasonably current basis of the status and any material developments (including all amendments or proposed amendments, whether or not in writing) regarding any Alternative Acquisition Proposals or any material change to the terms of any such Alternative Acquisition Proposal, and promptly (and in any event within twenty-four (24) hours) provide Parent with copies of any letter of intent, term sheet, draft or definitive agreement or similar documents relating to any Alternative Acquisition Proposal (including the financing thereof). Without limiting the parties’ rights and obligations under Section 7.3(d), it is understood and agreed that any contacts, disclosures, discussions or negotiations expressly permitted under this Article 6 shall not (in and of itself) constitute a Change of Recommendation or otherwise constitute a basis for Parent to terminate this Agreement.
ARTICLE 7
COVENANTS AND AGREEMENTS
Section 7.1   General Efforts to Complete Merger.   Subject to the terms and conditions set forth in this Agreement, each of the Parties hereto shall promptly take (or cause to be taken) all actions, and promptly do (or cause to be done) and assist and cooperate with the other Party or Parties in doing (or causing to be done) all things, in each case that are necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the Merger and the other transactions contemplated by this Agreement in the most expeditious manner possible after the date of this Agreement (subject to the terms of this Agreement) and in any event prior to the End Date, including (i) delivering all required notices and using reasonable best efforts to obtain all necessary actions or nonactions, authorizations, permits, waivers, consents, clearances, approvals and expirations or terminations of waiting periods (collectively, “Consents”), including the Company Approvals and the Parent Approvals, from Governmental Entities, and making all necessary registrations and filings and using reasonable best efforts to take all steps as necessary to obtain approvals, clearances or waivers from, or to avoid an action or proceeding by any Governmental Entity, (ii) using commercially reasonable efforts to obtain all necessary Consents from third parties that may be necessary, proper or advisable to consummate the Merger and other transactions contemplated by this Agreement, (iii) defending any Actions, lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement or actions taken by the Company, Parent, Merger Sub or any of their Affiliates in connection with this Agreement and the transactions contemplated hereby, including by resisting, appealing, and using reasonable best efforts to obtain consent pursuant to, resolve or lift, as applicable, any injunction or other Order enjoining or prohibiting the consummation of the Merger, and (iv) executing and delivering any additional instruments necessary to consummate the Merger and other transactions contemplated by this Agreement; provided, however, that in no event shall the Company or any of its Subsidiaries or Parent or any of its Subsidiaries be required to pay (and without the consent of Parent, none of the Company nor any of its Subsidiaries shall pay or agree to pay) prior to the Effective Time any fee, penalty or other consideration to any third party for any Consent required for or triggered by the consummation of the transactions contemplated by this Agreement under any contract or agreement or otherwise. For the avoidance of doubt, to the extent any of the requirements or terms of this Section 7.1 conflict with the requirements or terms of Section 7.2, then the terms of Section 7.2 shall control and nothing in this Section 7.1 shall modify or supersede any of the obligations, limitations and/or restrictions set forth in Section 7.2.
Section 7.2   Governmental Approvals.
(a)   Subject to the terms and conditions herein provided and without limiting the generality of Section 7.1, the Company and its Subsidiaries and Parent and its Subsidiaries (including Merger Sub) shall (i) promptly, but in no event later than ten (10) Business Days after the date of this Agreement, file any and all required notification and report forms under the HSR Act with respect to the Merger and the other transactions contemplated by this Agreement, and take all other actions necessary to cause the expiration or termination of any applicable waiting periods under the HSR Act as soon as practicable after the date of this Agreement, (ii) promptly, but in no event later than three (3) weeks after the date of this agreement, submit a briefing paper to the United Kingdom Competition and Markets Authority (“CMA”) and an informal request for pre-assessment to the Australian Competition and Consumer Commission (“ACCC”), both of which are to be developed in collaboration between the Company, on the one hand, and Parent and Merger Sub, on the other hand, with respect to the Merger and the other transactions contemplated by this Agreement, and take all other actions necessary to obtain clearances or approvals or cause the expiration or termination of any applicable waiting periods under applicable Antitrust and Foreign Investment Laws as soon as practicable after the date of this Agreement, including making any additional requested submissions or formal notifications to the CMA and the ACCC as promptly as practicable (iii) cooperate with each other in promptly making all such filings and submissions and timely obtaining all such Consents, (iv) promptly make an appropriate response to any request by a Governmental Entity for any additional information or documents pursuant to any Law, and (v) take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated hereby, including taking all such further action as may be necessary to resolve such objections, if any, as the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, state antitrust enforcement authorities, or any other Governmental Entity or other Person may assert under any Law (including in connection with the Company Approvals and Parent Approvals) with respect to the transactions contemplated hereby, and to avoid or eliminate each and every impediment under any Law that may be asserted by any Governmental Entity with respect to the Merger so as to enable the Closing to occur as promptly as practicable after the date of this Agreement; provided that notwithstanding anything to the contrary in this Agreement, no Party shall be required to (and the Company and its Subsidiaries shall not, without the prior written consent of Parent) (i) sell, divest, license, hold separate, or dispose of any assets or businesses of any Person, accept or otherwise agree to any restrictions on the activities of any Person, or offer or negotiate to do any of the foregoing; or (ii) take (or refrain from taking) any other action or accept or otherwise agree to any other restrictions on the activities of any Person, including Parent and Merger Sub (and their respective Affiliates), on the one hand, and the

Company and its Subsidiaries, on the other hand, if such action or restriction would or would reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the business, properties, assets, operations or financial condition of the Company, Parent and their respective Subsidiaries and controlled Affiliates, taken as a whole, after giving effect to the Merger, but each deemed for this purpose to be the same size as the Company and its Subsidiaries and Affiliates, taken as a whole. In the event that any information in the filings submitted pursuant to this Section 7.2 or any such supplemental information furnished in connection therewith is deemed confidential by either Party, the Parties shall maintain the confidentiality of the same, and the Parties shall seek authorization from the applicable Governmental Entity to withhold such information from public view.
(b)   The Company, Parent and Merger Sub shall cooperate and consult with each other in connection with the making of all registrations, filings, notifications, communications, submissions and any other actions pursuant to this Section 7.2, and, subject to applicable legal limitations and the instructions of any Governmental Entity, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall keep each other apprised of the status of matters relating to the completion of the transactions contemplated thereby, including promptly furnishing the other with copies of notices or other communications received by the Company or Parent, as the case may be, or any of their respective Subsidiaries, from any third party and/or any Governmental Entity with respect to such transactions. Subject to applicable Law relating to the exchange of information, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall permit counsel for the other Party reasonable opportunity to review in advance, and consider in good faith the views of the other Party in connection with, any proposed notifications or filings and any written communications or submissions, and with respect to any such notification, filing, written communication or submission, any documents submitted therewith to any Governmental Entity; provided, however, that any party hereto may, as it deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other parties hereto under this Section 7.2 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside counsel of the recipient party, and the recipient party shall cause such outside counsel not to disclose such materials or information to any employees, officers, directors or other Representatives of the recipient party or its Affiliates, unless express written permission is obtained in advance from the source of the materials. Notwithstanding anything to the contrary, materials provided pursuant to this Section 7.2 may be redacted (i) to remove references concerning the valuation of the businesses of the Company and its Subsidiaries, or proposals from third parties with respect thereto, (ii) as necessary to comply with contractual agreements and (iii) as necessary to address reasonable privilege or confidentiality concerns. Each of the Company, Parent and Merger Sub (A) agrees not to participate in any meeting or discussion, either in person or by telephone or videoconference, with any Governmental Entity in connection with the proposed transactions unless it consults with the other Party in advance and, to the extent not prohibited by such Governmental Entity, gives the other Party the opportunity to attend and participate; and (B) in the event one such party is prohibited by the applicable Governmental Entity from participating or attending any such meeting or discussion, agrees to keep such non-participating party reasonably apprised with respect thereto.
(c)   In furtherance and not in limitation of the other covenants of the parties contained in this Section 7.2, but subject to Section 7.2(a), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Law, each of the Company, Parent and Merger Sub shall (i) contest and resist any such Action or proceeding, (ii) seek to have vacated, lifted, reversed or overturned any Action, decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger and the other transactions contemplated by this Agreement and (iii) cooperate in all respects with each other with respect to the foregoing clauses (i) and (ii).
Section 7.3   Company Stockholder Approval.
(a)   The Company shall prepare and, as promptly as reasonably practicable (but in no event later than twenty (20) Business Days) after the date hereof, file with the SEC the preliminary Proxy Statement. Parent shall cooperate with the Company in the preparation of the Proxy Statement and furnish all information concerning Parent and Merger Sub that is required in connection with the preparation of the Proxy Statement. Subject to applicable Law, and anything in this Agreement to the contrary notwithstanding, prior to the filing of the Proxy Statement (or any amendment or supplement thereto), or any dissemination thereof to the stockholders of the Company, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review such document or response, and the Company shall consider in good faith any comments proposed by Parent. The Company shall respond promptly to any comments from the SEC or the staff of the SEC with respect to the Proxy Statement (or any amendment or supplement thereto). The Company shall notify Parent promptly of the receipt of any comments (whether written or oral) from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all correspondence between the Company and any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement. The Proxy Statement shall comply as to form in all material respects with the requirements of the Exchange Act. If at any time prior to the Company Stockholder Meeting (or any adjournment or postponement thereof) any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, is discovered by Parent (solely with respect to the Parent Information or other information relating to Parent or its Affiliates, officers or directors) or the Company that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include a misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the Party that discovers such information shall promptly notify the other Party or Parties hereto (as the case may be) and an appropriate amendment or supplement describing such information shall be promptly filed by the Company with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company. The Company shall cause the Proxy Statement to be mailed to the Company’s stockholders as promptly as reasonably practicable (and in any event no later than five (5) Business Days) after the resolution of any comments of the SEC or the staff of the SEC with respect to the preliminary Proxy Statement (which resolution will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the tenth (10th) calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement, the “Clearance Date”); provided that, notwithstanding anything to the contrary in the foregoing, if the Clearance Date occurs prior to the end of the Go-Shop Period, the Company will not be required to cause the Proxy Statement to be disseminated to the stockholders of the Company until the expiration of the Go-Shop Period but shall use its reasonable best efforts to cause the Proxy Statement to be disseminated to the stockholders of the Company as promptly as reasonably practicable (and in any event no later than five (5) Business Days) after the expiration of the Go-Shop Period.
(b)   Subject to the terms of Section 7.3(d), the Company shall take all action necessary in accordance with applicable Law and the certificate of incorporation and bylaws of the Company to set a record date for, duly give notice of, convene and hold a meeting of its stockholders following the mailing of the Proxy Statement for the purpose of obtaining the Company Stockholder Approval (the “Company Stockholder Meeting”) as soon as reasonably practicable following the Clearance Date and, subject to the terms of Section 7.3(c), in any event no later than forty-five (45) days following the Clearance Date. Once established, the Company shall not change the record date for the Company Stockholder Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned) or as otherwise required by applicable Law (including any requirement of Law in connection with any rescheduling, postponement or adjournment of the Company Stockholder Meeting that is permitted hereunder). Unless the Company shall have made a Change of Recommendation in accordance with Section 7.3(d), the Company shall include the Company Recommendation in the Proxy Statement and shall solicit, and use its reasonable best efforts to obtain, the Company Stockholder Approval at the Company Stockholder Meeting (including by soliciting proxies in favor of the adoption of this Agreement).
(c)   The Company shall cooperate with and keep Parent reasonably informed on a reasonably current basis regarding its solicitation efforts and voting results following the dissemination of the Proxy Statement to its stockholders. The Company may adjourn or postpone the Company Stockholder Meeting (i) to allow time for the filing and dissemination of any supplemental or amended disclosure document that the Company Board has determined in good faith (after consultation with its outside legal counsel) is required to be filed and disseminated under applicable Law, (ii) if as of the time that the Company Stockholder Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholder Meeting (it being understood that the Company may not postpone or adjourn the Company Stockholder Meeting more than two times or for more than 45 calendar days in total pursuant to this clause (ii) without Parent’s prior written consent), (iii) if the Company reasonably determines in good faith that the Company Stockholder Approval is unlikely to be obtained (it being understood that the Company may not postpone or adjourn the Company Stockholder Meeting more than two times or for more than 45 calendar days in total pursuant to this clause (iii) without Parent’s prior written consent) or (iv) with the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed). Without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholder Meeting.
(d)   Except as otherwise permitted in this Section 7.3(d), the Company Board shall not (i) withdraw (or qualify or modify in any manner adverse to Parent), or propose publicly to withdraw (or qualify or modify in any manner adverse to Parent), the Company Recommendation (it being understood that it shall be considered a modification adverse to Parent if (A) any Alternative Acquisition Proposal structured as a tender or exchange offer is commenced and the Company Board fails to publicly recommend against acceptance of such tender or exchange offer by the Company’s stockholders within ten (10) Business Days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act or (B) any Alternative Acquisition Proposal is publicly announced (other than by the commencement of a tender or exchange offer) and the Company Board fails to issue a public press release within five (5) Business Days of such public announcement providing that the Company Board reaffirms the Company Recommendation), (ii) approve, recommend or declare advisable any Alternative Acquisition Proposal (or propose to approve, recommend or declare advisable any Alternative Acquisition Proposal), (iii) fail to publicly reaffirm the Company Recommendation within five (5) Business Days after Parent so requests in writing (it being understood that the Company will have no obligation to make such reaffirmation on more than three separate occasions) or (iv) fail to include the Company Recommendation in the Proxy Statement (any such action, a “Change of Recommendation”). Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Stockholder Approval, the Company Board may effect a Change of Recommendation and/or cause the Company to terminate this Agreement pursuant to Section 8.1(c)(iii) in response to a Superior Proposal received by the Company at any time after the date of this Agreement provided that (A) the Company Board shall have determined in good faith (after consultation with its outside legal and financial advisors) that the failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law, (B) the Company shall have given Parent at least four (4) Business Days prior written notice of the Company’s intention to effect a Change of Recommendation or terminate this Agreement in response to such Superior Proposal, which shall include a description of the terms and conditions of the Superior Proposal, the identity of the Person making the Superior Proposal and a copy of any proposed definitive agreement(s) relating to such Superior Proposal, including any related financing commitments, if any, (C) the Company shall have complied in all material respects with its obligations pursuant to Article 6 and this Section 7.3 with respect to such Superior Proposal, (D) the Company shall have negotiated in good faith with Parent and its Representatives (to the extent Parent notifies the Company in writing that it desires to negotiate) with respect to the terms and conditions of this Agreement and/or the Equity Commitment Letters so that such Alternative Acquisition Proposal would cease to constitute a Superior Proposal, (E) following such four (4) Business Day period, the Company Board (after consultation with its financial advisor and outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement that are binding on Parent and Merger Sub and irrevocable by Parent and Merger Sub until the expiration of the foregoing four-Business Day period (assuming the execution and delivery by the Company of the applicable definitive agreement) and any other information provided by Parent) shall have determined that the failure of the Company Board to make such a Change of Recommendation or to terminate this Agreement would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law, and (F) in the event of a termination of this Agreement in order to cause the Company to enter into a definitive agreement with respect to such Superior Proposal, the Company shall have validly terminated this Agreement in accordance with Section 8.1(c)(iii), including paying the Company Termination Fee. In the event of any material amendments or modifications to such Alternative Acquisition Proposal (it being understood that any change to the financial terms of such proposal shall be deemed a material modification), the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 7.3(d) with respect to such new written notice (it being understood that the four (4) Business Day period shall be three (3) Business Days with respect to such new written notice, but in no event shorter than four (4) Business Days following the original written notice). In addition, notwithstanding the foregoing or anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Stockholder Approval, the Company Board may also effect a Change of Recommendation in response to an Intervening Event if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure of the Company Board to take such action would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law, provided that (i) the Company Board shall have given Parent at least four (4) Business Days prior written notice of the Company’s intention to effect a Change of Recommendation in response to such Intervening Event, which shall include a description in reasonable detail of the applicable Intervening Event, (ii) the Company Board shall have given Parent an opportunity to meet and negotiate with the Company and its advisors during the foregoing four (4) Business Day period (to the extent that Parent desires to so meet and negotiate) to discuss the foregoing Intervening Event and any adjustments or revisions to the terms of this Agreement proposed by Parent in response thereto to obviate the need to effect a Change of Recommendation, and following such four (4) Business Day period, the Company Board, after consultation with the Company’s outside legal counsel and taking into account Parent’s proposed revisions to the terms and conditions of this Agreement, shall have determined that the failure of the Company Board to make such a Change of Recommendation in response to such Intervening Event would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law; provided that each time any material amendment or modification to the Intervening Event occurs, the Company shall notify Parent of such amendment or modification in writing and the time period set forth in the preceding clause (ii) shall recommence and be extended for two (2) Business Days from the day of such notification (provided that the time period shall in no event be shorter than four (4) Business Days following the original written notice).
(e)   Nothing contained in this Agreement shall prohibit the Company or the Company Board or any committee thereof from (i) complying with its disclosure obligations under applicable Law or rules and policies of NYSE, as determined in good faith by the Company, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act (or any similar communication to stockholders) or from issuing a “stop, look and listen” statement pending disclosure of its position thereunder or (ii) making any disclosure to its stockholders if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure of the Company Board to make such disclosure would reasonably be expected to be inconsistent with the exercise of its fiduciary duties under applicable Law; provided that (1) any such statement or disclosure pursuant to this Section 7.3(e) must be subject to the terms and conditions of this Agreement and will not limit or otherwise affect the obligations of the Company or the Company Board and the rights of Parent under clauses (a) through (d) of this Section 7.3, and (2) nothing in the foregoing will be deemed to permit the Company or the Company Board to effect a Change of Recommendation other than in accordance with Section 7.3(d).
Section 7.4   Parent Financing.
(a)   From and after the date of this Agreement and prior to the Closing Date, the Company shall use its reasonable best efforts, and shall cause its Subsidiaries (and their respective Representatives) to use reasonable best efforts, to provide customary cooperation to Parent and Merger Sub, in each case, at Parent’s sole cost and expense, in connection with the arrangement of the debt financing for the transactions contemplated by this Agreement (the “Debt Financing”) (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company or any of its Affiliates), including using reasonable best efforts to, in each case to the extent reasonably requested by Parent in writing (for the avoidance of doubt, email correspondence being sufficient):
(i)   furnish Parent as promptly as practicable, after written request therefor by Parent, the Required Financial Information;
(ii)   assist in preparation for and participate in a reasonable number of investor and lender meetings (including a reasonable and limited number of one-on-one meetings and calls that are requested in advance with or by the parties acting as lead arrangers or agents for, and prospective lenders of, the Debt Financing), presentations, road shows, due diligence sessions and sessions with rating agencies and accountants, at reasonable times and with reasonable advance notice (which meetings, presentations, road shows and sessions shall be virtual) and to assists with the marketing or syndication efforts of Parent in connection with the Debt Financing;
(iii)   facilitate the pledging of collateral of the Company and its Subsidiaries effective no earlier than the Closing, including the use of reasonable best efforts to provide original copies of all certificated securities (with transfer powers executed in blank) required to be delivered under the definitive agreements with respect to the Debt Financing (the “Definitive Debt Agreements”) to the extent in the possession of the Company or its Subsidiaries;
(iv)   provide a fully-executed customary payoff letter and lien terminations and instruments of discharge (to the extent applicable) for all indebtedness for borrowed money set forth on Schedule 7.4(a)(iv) in form and substance reasonably acceptable to Parent and Merger Sub (the “Payoff Letters”) and any bank credit facility incurred after the date hereof by the Company or any of its Subsidiaries, in each case to be delivered at least one (1) Business Day prior to the Closing to allow for the payoff, discharge and termination in full on the Closing Date of all such indebtedness and liens (if any), subject to the occurrence of the Closing;
(v)   provide reasonable and customary assistance to Parent and the Debt Financing Source in the preparation of customary offering documents, lender presentations, private placement memoranda, bank information memoranda, syndication memoranda, ratings agency presentations (including providing customary authorization and representation letters authorizing the distribution of information relating to the Company and its Subsidiaries to prospective lenders or investors and containing representations with respect to the presence of or absence of material non-public information relating to the Company and its Subsidiaries and the accuracy of the information relating to the Company and its Subsidiaries contained therein) and other customary marketing material for the Debt Financing;
(vi)   (A) so long as requested by Parent at least eight (8) Business Days prior to the Closing Date, provide at least four (4) Business Days prior to the Closing Date, all documentation and other information relating to the Company or any of its Subsidiaries required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, and (B) if the Company is a “legal entity” customer under 31 C.F.R. § 1010.230, so long as requested by Parent at least eight (8) Business Days prior to the Closing Date, provide at least four (4) Business Days prior to the Closing Date, a Beneficial Ownership Certification in relation to the Company;
(vii)   provide reasonable and customary assistance to assist Parent in producing any Required Pro Forma Financial Information; provided that it is understood that the Company and its Subsidiaries shall not be (A) responsible for preparing such pro forma financial information or (B) required to provide any information or assistance relating to (x) the proposed debt and equity capitalization that is required for such pro forma financial information or assumed interest rates and fees and expenses related to such debt and equity capitalization, (y) any post-Closing or pro forma cost savings, synergies, capitalization ownership or other pro forma adjustments or (z) any information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company;
(viii)   cooperate with Parent to obtain reasonable and customary corporate and facilities credit ratings;
(ix)   cooperate with the Debt Financing Sources’ due diligence, to the extent customary and reasonable;
(x)   assist in the preparation of, and executing and delivering at Closing, Definitive Debt Agreements (including schedules, annexes and exhibits thereto), including guarantee and collateral documents and instruments as may be reasonably requested by Parent, customary closing certificates, a customary solvency certificate, perfection certificates and other customary documents and instruments as may be reasonably requested by Parent in writing and, in each case, necessary and customary as may be required by the Definitive Debt Agreements; provided that the effectiveness of any documentation executed by the Company or any of its Subsidiaries shall be subject to the occurrence of the Closing; and

(xi)   taking reasonable corporate actions, subject to and only effective upon the occurrence of the Closing (and subject to the Definitive Debt Agreement with respect to subsidiary guarantors), reasonably necessary to permit the consummation of the Debt Financing.
(b)   The foregoing notwithstanding, none of the Company nor any of its Affiliates shall be required to take or permit the taking of any action pursuant to this Section 7.4 that would: (i) require the Company or its Subsidiaries or any of their respective Affiliates or any persons who are officers or directors of such entities to pass resolutions or consents to approve or authorize the execution of the Debt Financing, except those which are subject to the occurrence of the Closing passed by directors or officers continuing in their positions following the Closing, (ii) require the Company or its Subsidiaries or any of their respective Affiliates or any persons who are officers or directors of such entities to enter into, execute or deliver any certificate, document, instrument or agreement or agree to any change or modification of any existing certificate, document, instrument or agreement, in each case, that is not contingent upon the Closing or that would be effective prior to the Closing (other than the execution of customary authorization letters and representation letters referenced above), (iii) [reserved], (iv) require the Company or any of its Affiliates to pay any commitment or other similar fee or incur any other expense, liability or obligation in connection with the Debt Financing prior to the Closing or have any obligation of the Company or any of its Affiliates under any agreement, certificate, document or instrument be effective prior to the Closing, (v) cause any director, officer, employee or stockholder of the Company or any of its Affiliates to incur any personal liability, (vi) conflict with the organizational documents of the Company or any of its Affiliates or any Laws, (vii) reasonably be expected to result in a material violation or breach of, or a material default (with or without notice, lapse of time, or both) under, any material Contract to which the Company or any of its Affiliates is a party; provided that in the event the Company does not disclose any such information in reliance on the foregoing subclause (vii), the Company shall inform Parent thereof and of the general nature of the information being withheld, (viii) require the Company or any of its Affiliates to provide access to or disclose information that the Company or any of its Affiliates reasonably determines would jeopardize any attorney-client privilege, (ix) require the Company or any of its Affiliates to provide information for reporting periods other than regular fiscal quarters or (x) require the Company or any of its Affiliates to provide information for periods for which information is not yet available following regular quarterly closing processes; provided that the Company or such Subsidiary shall use reasonable best efforts to provide an alternative means of disclosing or providing such information, and in the case of any confidentiality obligation, the Company shall, to the extent permitted by such confidentiality obligations, notify Parent if any such information that Parent, Merger Sub or any Debt Financing Source has specifically identified and requested is being withheld as a result of any such obligation of confidentiality. Nothing contained in this Section 7.4 or otherwise shall require the Company or any of its Affiliates, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing. Parent shall, promptly on request by the Company, reimburse the Company or any of its Affiliates for all reasonable and documented out-of-pocket costs incurred by them or their respective Representatives in connection with such cooperation (it being understood that the reimbursement set forth in this paragraph shall not apply to any fees, costs and expenses that are incurred by, or on behalf of, the Company in connection with its ordinary course financial reporting requirements, including, for the avoidance of doubt, with respect to the Company’s fiscal year 2022 audited financial statements) and shall indemnify and hold harmless the Company and its Affiliates and their respective Representatives from and against any and all losses (excluding lost profits and losses from any consequential, indirect, special or punitive damages (other than any such damages awarded to a third party in a final non-appealable judgment of a court of competent jurisdiction)) suffered or incurred by them in connection with the arrangement of the Debt Financing, any action taken by them at the request of Parent or its representatives pursuant to this Section 7.4 and any information used in connection therewith, except (x) with respect to any losses suffered or incurred as a result of the bad faith, gross negligence or willful misconduct by the Company or any of its Subsidiaries or (y) to the extent resulting solely from any material misstatement or omission in any written historical financial information relating to the Company or any of its Subsidiaries furnished by or on behalf of the Company or any of its Subsidiaries specifically for use in connection with the Debt Financing.
(c)   The Parties hereto acknowledge and agree that the provisions contained in this Section 7.4 represent the sole obligation of the Company and its Subsidiaries with respect to cooperation in connection with the arrangement of the Debt Financing to be obtained by Parent with respect to the transactions contemplated by this Agreement and the Equity Commitment Letter, and no other provision of this

Agreement (including the Exhibits and Schedules hereto) or the Equity Commitment Letter shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including the Equity Financing or Debt Financing) by Parent any of its Affiliates or any other financing or other transactions be a condition to any of Parent’s obligations under this Agreement.
(d)   All non-public or otherwise confidential information regarding the Company or any of its Affiliates obtained by Parent or its Representatives pursuant to this Section 7.4 shall be kept confidential in accordance with the Confidentiality Agreement; provided, however, that Parent shall be permitted to disclose information as necessary and consistent with customary practices in connection with the Financing subject to customary confidentiality arrangements.
(e)   The Company hereby consents to the use of the trademarks, service marks and logos of the Company and its subsidiaries by Parent in connection with the Debt Financing; provided, however, that Parent shall ensure that such logos are used solely in a manner that is not intended, or that is not reasonably likely, to harm or disparage the Company or the Company’s reputation or goodwill.
Section 7.5   Interim Access to Company.   Subject to compliance with applicable Laws, the Company shall afford to Parent and to its officers, employees, accountants, consultants, legal counsel, financial advisors, financing sources (including the Debt Financing Sources) and agents and other representatives (collectively, “Representatives”) reasonable access, solely for purposes of effectuating or consummating the Merger and the other transactions contemplated hereby or integration and transition planning relating thereto, during normal business hours, on reasonable advance notice, throughout the period prior to the earlier of the Effective Time and the Termination Date, to the Company’s and its Subsidiaries’ properties, contracts, commitments, personnel, books and records, other than any such matters that relate to the negotiation and execution of this Agreement, including with respect to the consideration or valuation of the Merger or any financial or strategic alternatives thereto, or any Alternative Acquisition Proposal or Superior Proposal; provided that the Company may provide such access by electronic means if physical access is not reasonably feasible or would not be permitted under applicable Law (including any COVID-19 Measures). Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, the Company shall not be required to afford such access or furnish such information if it would unreasonably disrupt the operations of the Company or any of its Subsidiaries, would cause a violation or breach of any agreement to which the Company or any of its Subsidiaries is a party, would cause a risk of a loss of privilege or Trade Secret protection to the Company or any of its Subsidiaries, would result in the disclosure of any information in connection with any litigation or similar dispute between the Parties hereto, is not readily available to the Company, or would constitute a violation of any applicable Law; provided that the Company shall give notice to Parent of the fact that it is withholding such information or documents and thereafter the Company shall use its commercially reasonable efforts to allow the disclosure of such information (or as much of it as possible) in a manner that would not violate the foregoing. Parent hereby agrees that all information provided to it or any of its Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be deemed to be “Confidential Information,” as such term is used in, and shall be treated in accordance with, the Confidentiality Agreement; provided that the definition of “Representatives” in paragraph 1 of the Confidentiality Agreement shall be deemed to include any potential debt financing sources and (i) during the Go-Shop Period, any potential equity financing sources or co-investors of Parent or Merger Sub that are limited partners of Parent, Merger Sub or any investment fund affiliated with, or advised or managed by, Thoma Bravo, L.P. as of the date hereof and (ii) from and after the expiration of the Go-Shop Period, any potential equity financing sources or co-investors of Parent or Merger Sub (it being understood that in each of the foregoing cases, notwithstanding anything in the Confidentiality Agreement to the contrary, Parent, Merger Sub and their respective Representatives may disclose any information to such potential debt or equity financing sources or co-investors (as so limited) if and only if they receive customary confidentiality undertakings from such potential debt or equity financing sources or co-investors).

Section 7.6   Employee Matters.
(a)   Change in Control.   Parent hereby acknowledges that a “change in control” (or similar phrase) within the meaning of the Company Benefit Plans will occur at the Effective Time.
(b)   Company Benefit Plans.   From and after the Effective Time, the Surviving Corporation shall honor all Company Benefit Plans in accordance with their terms (it being understood that nothing in this Agreement shall be deemed to prohibit the Surviving Corporation, Parent or its Affiliates from amending, modifying, replacing or terminating such arrangements in accordance with their terms).
(c)   Post-Closing Protection Period.   For the period commencing on the Effective Time and ending on the earlier of (A) the first (1st) anniversary of the Effective Time and (B) the date of termination of the Company Employee (such earlier period, the “Continuation Period”), Parent shall cause the Surviving Corporation or its Affiliates to provide to each current employee of the Company and its Subsidiaries as of the Effective Time who remains so employed immediately after the Effective Time (“Company Employees”) (i) base compensation and target annual or short-term cash incentive opportunities (including target short-term commission-based cash incentive opportunities) that, in each case, are no less favorable than were provided to the Company Employee immediately before the Effective Time, and (ii) employee benefits (excluding equity and equity-based compensation) that are substantially comparable in the aggregate to those that were provided to the Company Employee immediately before the Effective Time; provided, however, that nothing set forth in this Section 7.6 will require Parent to provide compensation in the form of equity or equity-based compensation. Without limiting the generality of the foregoing, Parent shall cause the Surviving Corporation to provide to each Company Employee whose employment terminates during the Continuation Period under circumstances that would give rise to cash severance pay or benefits under the existing terms of the United States Company Benefit Plans set forth on   Section 7.6(c) of the Company Disclosure Schedules and designated thereon as a severance plan, policy or practice, and any Company Benefit Plan outside of the United States (the “Company Severance Plans”), cash severance pay equal to the cash severance pay provided under the Company Severance Plans. Notwithstanding anything in this Section 7.6 to the contrary, the terms and conditions of employment of any Company Employee whose terms and conditions of employment are subject to a Collective Bargaining Agreement, shall be governed by such applicable Collective Bargaining Agreement.
(d)   Service Crediting.   For all purposes of vesting, eligibility to participate and level of benefits under the corresponding employee benefit plans of Parent and its Subsidiaries providing benefits to any Company Employees after the Effective Time (the “New Plans”), each Company Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Effective Time, to the same extent and for the same purpose as such Company Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Company Employee participated or was eligible to participate immediately prior to the Effective Time; provided that the foregoing shall not apply with respect to any defined benefit pension benefits or to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, (i) each Company Employee shall be immediately eligible to participate, without any waiting time, in any New Plans to the extent coverage under such New Plan is comparable to and replaces a Company Benefit Plan in which such Company Employee participated immediately before the Effective Time (such plans, collectively, the “Old Plans”), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical, and vision insurance benefits to any Company Employee, Parent shall use commercially reasonable efforts to cause all preexisting condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived or satisfied under the comparable plans of the Company or its Subsidiaries in which such employee participated immediately prior to the Effective Time, and Parent shall cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee’s participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying the corresponding deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan to the extent such amounts were credited to such person for the same purpose under the Old Plan.

(e)   Company Incentive Plans.   With respect to each of the Company’s annual cash incentive plans as set forth in Section 7.6(e) of the Company Disclosure Schedules or entered into following the date of this Agreement in accordance with the terms hereof (each, a “Company Incentive Plan”, the Surviving Corporation and its Subsidiaries shall (and Parent shall cause the Surviving Corporation and its Subsidiaries to) pay to each Company Employee who remains employed with Parent, the Surviving Corporation or their respective Subsidiaries (i) in the case of fiscal year 2022, through the end of fiscal year 2022, at the same time or times that the Company or any of its Subsidiaries has historically paid such annual bonuses in respect of the prior fiscal year, but in no event later than March 15 immediately after the end of fiscal year 2022, a bonus for such fiscal year (the “Annual Bonus”) that is equal to the Annual Bonus that such Company Employee would have been entitled to receive under the terms and conditions of the applicable Company Incentive Plan for such fiscal year based on actual levels of performance, solely to the extent such Company Employee has not been previously paid such Annual Bonus by the Company or any of its Subsidiaries for such fiscal year, and (ii) in the case of fiscal year 2023, through the Effective Time, within thirty days of the Effective Time, a payment equal to the Annual Bonus that such Company Employee would have been entitled to receive under the terms and conditions of the applicable Company Incentive Plan for fiscal year 2023 based on actual levels of performance, multiplied by a fraction, the numerator of which equals the number of calendar days of fiscal year 2023 that has elapsed prior to the Effective Time, and the denominator of which is 365, solely to the extent such Company Employee has not been previously been paid such Annual Bonus by the Company or any of its Subsidiaries for such fiscal year.
(f)   No Employment Commitments.   Without limiting the generality of Section 9.12, the provisions of this Section 7.6 are solely for the benefit of the Parties to this Agreement, and no current or former director, employee or consultant or any other person shall be a third-party beneficiary of this Agreement, and nothing herein shall be construed as an amendment to, or the establishment, modification or termination of, any Company Benefit Plan or other compensation or benefit plan or arrangement for any purpose.
Section 7.7   Indemnification and Insurance.
(a)   Parent, Merger Sub and the Company agree that all indemnification or other similar agreements between any current or former directors, officers or employees, on the one hand, and the Company or any of its Subsidiaries, on the other hand, in each case in effect on the date hereof, shall survive the consummation of the Merger and remain in full force and effect in accordance with their respective terms. For a period of six (6) years after the Effective Time, Parent and the Surviving Corporation shall maintain in effect the exculpation, indemnification and advancement of expenses provisions of the certificates of incorporation and bylaws or similar organizational documents of the Company and any Subsidiaries of the Company as in effect immediately prior to the Effective Time, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who at the Effective Time were current or former directors, officers or employees of the Company or any of its Subsidiaries; provided, however, that all rights to indemnification in respect of any Proceeding (as defined below) pending or asserted or any claim made within such period shall continue until the final disposition of such Proceeding or resolution of such claim, even if beyond such six-year period. From and after the Effective Time, Parent shall assume, be jointly and severally liable for, and honor, guarantee and stand surety for, and shall cause the Surviving Corporation and its Subsidiaries to honor, in accordance with their respective terms, each of the covenants contained in this Section 7.7.
(b)   Each of Parent and the Surviving Corporation shall, to the fullest extent provided in the governing and organizational documents of the Company and its Subsidiaries as in effect on the date hereof and all indemnification or other similar agreements between any current or former directors, officers or employees, on the one hand, and the Company or any of its Subsidiaries, on the other hand, in each case in effect as of the date hereof, indemnify and hold harmless (and advance funds in respect of each of the foregoing or any related expenses) each current and former director, officer or employee of the Company or any of its Subsidiaries and each Person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of or for the benefit of the Company or its Subsidiaries (each, together with such Person’s heirs, executors or administrators, and successors and assigns, an “Indemnified Party”) against any costs or expenses (including advancing reasonable attorneys’ fees and expenses in advance of the final disposition of any Proceeding to each Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, obligations, costs, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (a “Proceeding), arising out of, relating to or in connection with any action or omission occurring or alleged to have occurred at or prior to the Effective Time (including acts or omissions in connection with such Persons serving as an officer, director, employee or other fiduciary of any entity if such service was at the request or for the benefit of the Company or its Subsidiaries), whether asserted or claimed prior to, at or after the Effective Time, in all cases solely to the extent provided in the governing and organizational documents of the Company and its Subsidiaries as in effect on the date hereof. In the event of any such Proceeding, Parent and the Surviving Corporation shall cooperate with the Indemnified Party in the defense of any such Proceeding.
(c)   Prior to the Effective Time, the Company shall purchase a six-year prepaid “tail” policy on the Company’s current policies of directors’ and officers’ liability insurance on terms and conditions providing substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries with respect to matters arising on or before the Effective Time, covering without limitation the transactions contemplated hereby; provided that the aggregate cost of such “tail” policy shall not exceed 400% of the last annual premium paid by the Company prior to the date of this Agreement in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount. Parent and the Surviving Corporation shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation, and no other party shall have any further obligation to purchase or pay for insurance hereunder.
(d)   Parent shall pay all reasonable expenses, including reasonable attorneys’ fees, that may be incurred by any Indemnified Party in enforcing the indemnity and other obligations provided in this Section 7.7 in the event Parent is found to have been in breach of any of the foregoing.
(e)   The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of, any other rights such Indemnified Party may have under the certificates of incorporation or bylaws or other organizational documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification arrangement, the DGCL or otherwise. The provisions of this Section 7.7 shall survive the consummation of the Merger and expressly are intended to benefit, and are enforceable by, each of the Indemnified Parties.
(f)   In the event that Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 7.7.
Section 7.8   Takeover Statute.   If any “fair price,” “moratorium,” “control share acquisition” or other form of anti-takeover statute or regulation shall become applicable to the transactions contemplated hereby, each of the Company, Parent and Merger Sub and the members of their respective boards of directors shall use reasonable best efforts to grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise use reasonable best efforts to act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby.
Section 7.9   Public Announcements.   Parent and the Company agree to issue a joint press release as the first public disclosure of this Agreement. Prior to the issuance of a press release or other public statement or comment relating to this Agreement (including any proposed termination hereof) or the transactions contemplated hereby, the Company, Parent and Merger Sub shall consult with each other and provide each other with the opportunity to review and comment on any press release or other public statement or comment relating to this Agreement or the transactions contemplated herein, and shall not issue any such press release or other public statement or comment prior to such consultation except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange or as may be requested by a Governmental Entity; provided, however, that the restrictions in this Section 7.9 shall not apply (a) to any Company communication (including a press release or other public statement) regarding an Alternative Acquisition Proposal or Company communication (including a press release or other public statement) made by the Company from and after a Change of Recommendation by the Company Board, (b) to communications that are disclosures or communications by Parent, Merger Sub and their Affiliates to existing or prospective general or limited partners, equity holders, members, managers and investors of such Person or any Affiliates of such Person, in each case who are subject to customary confidentiality restrictions, and deal descriptions on such Person’s website in the ordinary course of business, (c) in connection with any dispute between the Parties regarding this Agreement, the Merger or the other transactions contemplated hereby or (d) made by the Company or Parent, Merger Sub or their respective Affiliates in response to questions by the press, analysts, investors, employees or those participating in investor calls or industry conferences so long as such statements are consistent with information previously disclosed in previous press releases, public disclosures or public statements made by the Company and/or Parent in compliance with this Section 7.9. Notwithstanding anything to the contrary in this Agreement, nothing herein shall restrict Parent or the Debt Financing Sources or their respective Affiliates or Representatives from making customary communications in connection with the arrangement and consummation of the Debt Financing.
Section 7.10   Other Investors.   Prior to the Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person, other than the Equity Investors and their respective Affiliates, to obtain any equity interests (or rights to obtain any equity interests) in Parent or Merger Sub if such acquisition of equity interests or rights to obtain such equity interests would reasonably be expected to (a) delay in any material respect the obtaining of, or increase in any material respect the risk of not obtaining, any consents of any Governmental Entity necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period, (b) increase in any material respect the risk of any Governmental Entity seeking or entering an order prohibiting the consummation of the transactions contemplated by this Agreement, or (c) increase in any material respect the risk of not being able to remove any such order on appeal or otherwise.
Section 7.11   Management.   Prior to the Effective Time, without the prior written consent of the Company (not to be unreasonably withheld, delayed or conditioned), Parent shall not, and shall not knowingly permit or agree to permit any Person (acting at its direction) to, directly or indirectly, have any formal or informal discussions, or directly or indirectly, enter into any agreement, arrangement or understanding (whether or not binding) with any director, officer or other employee of the Company relating to (a) any retention, severance or other compensation, incentives or benefits that may be or become payable in connection with the transactions contemplated hereby or after the Effective Time, (b) any equity rollover or other similar transaction, or any equity or other investment in Parent, the Company or any parent company thereof, or any affiliate of Parent, the Company or any parent company thereof, following the Effective Time or (c) any directorship, employment, consulting arrangement or other similar association or involvement of any directors, officers or other employees of the Company with Parent, the Company or any parent company thereof, or affiliate of Parent, the Company or any parent company thereof, from and after the Effective Time.
Section 7.12   Counterparties.   Without the prior written consent of the Company (not to be unreasonably withheld, delayed or conditioned), Parent shall not, and shall not permit or agree to permit any Person (acting at its direction) to, directly or indirectly, have any formal or informal commercial discussions, or directly or indirectly, enter into any commercial agreement, arrangement or understanding (whether or not binding) with any with any current or prospective customers, suppliers, partners or competitors of the Company or any of its Subsidiaries relating to the Company or any of its Subsidiaries.
Section 7.13   Stock Exchange De-listing; Exchange Act Deregistration.   Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of NYSE and the SEC to enable the de-listing by the Surviving Corporation of the Company Common Stock from NYSE and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
Section 7.14   Rule 16b-3.   Prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities

(including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 7.15   Stockholder Litigation.   Each of the Company and Parent shall keep the other reasonably informed of (including by providing copies of all pleadings with respect thereto), and cooperate with such Party in connection with, any stockholder litigation or claim against such Party and/or its directors or officers relating to the Merger or the other transactions contemplated by this Agreement (such litigation, “Stockholder Litigation”). Without limiting the generality of the foregoing, the Company shall (a) give Parent a reasonable opportunity to participate in the defense or settlement of any such litigation or claim, (b) consult in good faith with Parent with respect to the defense, settlement and prosecution of any Stockholder Litigation and (c) not compromise or settle, or agree to compromise or settle, any stockholder litigation or claim arising or resulting from the transactions contemplated by this Agreement without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed). For purposes of this Section 7.15, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to the Stockholder Litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected), and Parent may offer comments or suggestions with respect to such Stockholder Litigation, which the Company and its counsel shall consider in good faith. For the avoidance of doubt, any Action related to Dissenting Shares will be governed by Section 1.4(d).
ARTICLE 8
PRE-CLOSING TERMINATION OF AGREEMENT
Section 8.1   Termination or Abandonment.   This Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval by the stockholders of the Company of the matters presented in connection with the Merger:
(a)
by the mutual written consent of the Company and Parent;

(b)
by either the Company or Parent, if:

(i)   the Effective Time shall not have occurred on or before April 26, 2023 (the “Initial End Date”); provided that (A) the Initial End Date shall be automatically extended until October 26, 2023 (the “First Extended End Date”) if the conditions set forth in Section 2.2(a)(ii) (but for purposes of Section 2.2(a)(ii) only if failure to satisfy such condition is attributable to any Antitrust and Foreign Investment Law) or Section 2.2(a)(iii) shall not have been satisfied as of the close of business on the date that is two (2) Business Days immediately prior to the Initial End Date but all other conditions to Closing set forth in Article 2 shall have been satisfied or waived, as applicable (except for those conditions which by their nature are to be satisfied at the Closing, provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), and (B) if and only if the Initial End Date has been extended until the First Extended End Date according to the foregoing clause (A), the First Extended End Date shall be automatically extended until January 26, 2024 (the “Second Extended End Date”) if (I) solely due to review by the UK Competition and Markets Authority (“CMA”), the conditions set forth in Section 2.2(a)(ii)(B) shall not have been satisfied as of the close of business on the date that is two (2) Business Days immediately prior to the First Extended End Date, (II) CMA has reached Provisional Findings in a Phase II merger review that the Merger is not expected to result in a substantial lessening of competition prior to the close of business on the date that is two (2) Business Days immediately prior to the First Extended End Date, and (III) all conditions to Closing set forth in Article 2 other than the conditions set forth in Section 2.2(a)(ii)(B) (but expressly including the conditions set forth in Section 2.2(a)(ii)(A)) shall have been satisfied or waived, as applicable (except for those conditions which by their nature are to be satisfied at the Closing, provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date) (as used in this Agreement, the term “End Date” shall mean the Initial End Date, unless the Initial End Date has been extended according to the foregoing clause (A), in which case, the term “End Date” shall mean the First Extended End Date, unless the First Extended End Date has been extended according to the foregoing clause (B), in which case, the term “End Date” shall mean the Second Extended End Date); provided, further, that this Agreement may not be terminated by a Party pursuant to this Section 8.1(b)(i)

if such Party’s actions or failure to act are the primary cause of the failure to satisfy the conditions to such Party’s obligation to consummate the Merger under this Agreement on or before the End Date (as extended pursuant to this Section 8.1(b)(i)) or to consummate the Merger on or before the End Date and, in any such case, such actions or failures to act constitute a breach of such Party’s covenants or other obligations under this Agreement;
(ii)   any Governmental Entity of competent jurisdiction shall have issued or entered an injunction or similar Order permanently enjoining or prohibiting the consummation of the Merger and such injunction or Order shall have become final and non-appealable; provided, however, that this Agreement may not be terminated by a Party pursuant to this Section 8.1(b)(ii) if such Party’s actions or failure to act are the primary cause of such injunction or Order and, in any such case, such actions or failures to act (A) constitute a breach of such Party’s covenants or other obligations under this Agreement, or (B) constitute a failure to comply with its obligations under Section 7.1 and Section 7.2; or
(iii)   the Company Stockholder Meeting (including any adjournments or postponements thereof) shall have been held and been concluded and the Company Stockholder Approval shall not have been obtained;
(c)
by the Company:

(i)   if Parent or Merger Sub shall have breached or failed to perform any of their covenants or other agreements under this Agreement or any of the representations and warranties of Parent and Merger Sub in this Agreement shall have become inaccurate, in any such case where such breach, failure to perform or inaccuracy (i) would result in, and be the primary cause of, a failure of a condition set forth in Section 2.2(a) or Section 2.2(c) (assuming for this purpose that the Closing were to occur at such time) and (ii) cannot be cured by the End Date or, if curable, is not cured within forty five (45) Business Days following the Company’s delivery of written notice to Parent stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(c)(i) and the basis for such termination (it being understood and hereby agreed that (x) this Agreement may not be terminated pursuant to this Section 8.1(c)(i) if any such breach, failure to perform or inaccuracy is cured within such 45-Business Day period and (y) this Section 8.1(c)(i) will not modify or preclude any party’s termination rights pursuant Section 8.1(b)(i)); provided, however, that the Company shall not have a right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in material breach of any of its representations, warranties, agreements or covenants in this Agreement;
(ii)   if (A) the conditions set forth in Section 2.2(a) and Section 2.2(b) have been and continue to be satisfied or waived at the time the Closing is required to have occurred pursuant to Section 2.1 (other than those conditions that by their nature are to be satisfied at the Closing (but subject to such conditions being capable of being satisfied at the Closing)), (B) Parent fails to consummate the Closing on the date on which Parent is required to consummate the Closing pursuant to Section 2.1 and (C) the Company has, at least three (3) Business Days prior to seeking to terminate this Agreement pursuant to this Section 8.1(c)(ii), irrevocably confirmed in a written notice delivered to Parent that the Company is ready, willing and able to consummate the Closing subject to closing conditions that by their terms or nature are to be satisfied at the Closing, and Parent and Merger Sub have not consummated the Closing by the end of such three (3) Business Day period; or
(iii)   at any time prior to receipt of the Company Stockholder Approval if (i) the Company has received a Superior Proposal after the date of this Agreement, (ii) the Company Board (or a committee thereof) has authorized the Company to enter into a definitive agreement to consummate the transaction contemplated by that Superior Proposal following the procedures set forth in Section 7.3(d), (iii) the Company has complied in all material respects with the terms of Article 6 and Section 7.3(d) with respect to such Superior Proposal, and (iv) concurrently with (and as a condition to) such termination the Company pays Parent the Company Termination Fee in accordance with Section 8.3(a);
(d)
by Parent:

(i)   if the Company shall have breached or failed to perform any of their covenants or other agreements under this Agreement or any of the representations and warranties of the Company in this Agreement shall have become inaccurate, in any such case where such breach, failure to perform or inaccuracy (A) would result in, and be the primary cause of, a failure of a condition set forth in Section 2.2(a) or Section 2.2(b) (assuming for this purpose that the Closing were to occur at such time) and (B) cannot be cured by the End Date or, if curable, is not cured within forty five (45) Business Days following Parent’s delivery of written notice to the Company stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(d)(i) and the basis for such termination (it being understood and hereby agreed that (x) this Agreement may not be terminated pursuant to this Section 8.1(d)(i) if any such breach, failure to perform or inaccuracy is cured within such forty five (45) Business Day period and (y) this Section 8.1(d)(i) will not modify or preclude any party’s termination rights pursuant to Section 8.1(b)(i)); provided, however, that Parent shall not have a right to terminate this Agreement pursuant to this Section 8.1(d)(i) if Parent or Merger Sub is then in material breach of any of their representations, warranties, agreements or covenants in this Agreement; or
(ii)   prior to receipt of the Company Stockholder Approval, if the Company Board effects a Change of Recommendation; provided, however, that Parent may not terminate this Agreement pursuant to this Section 8.1(d)(ii) if Parent fails to terminate this Agreement pursuant to this Section 8.1(d)(ii) prior to 11:59 p.m., Pacific time on the date which is ten (10) Business Days after Parent is notified in writing that the Company Board has effected a Change of Recommendation.
Section 8.2   Effect of Termination.   In the event of a valid termination of this Agreement pursuant to Section 8.1, the terminating Party shall forthwith give written notice thereof to the other Party or Parties and this Agreement shall terminate, and the transactions contemplated hereby shall be abandoned, without further action by any of the Parties hereto. In the event of a valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of the Company, Parent, Merger Sub or their respective Subsidiaries or Affiliates, except that: (i) no such termination shall relieve any Party of its obligation to pay the Company Termination Fee or the Parent Termination Fee, if, as and when required pursuant to Section 8.3; (ii) no such termination shall relieve any Party for liability for such Party’s willful and material breach of any covenant or obligation contained in this Agreement prior to its termination; and (iii) the Guarantee, the Confidentiality Agreement, the provisions of the last sentence of Section 7.4(b), this Section 8.2, Section 8.3 and all of Article 9 (to the extent applicable after a termination of this Agreement) shall survive the termination hereof.
Section 8.3   Termination Fees.
(a)   Company Termination Fee.   If (i) this Agreement is terminated by the Company pursuant to Section 8.1(c)(iii), (ii) this Agreement is terminated by Parent pursuant to Section 8.1(d)(ii), or (iii) (A) after the date of this Agreement, an Alternative Acquisition Proposal (substituting for purposes of this Section 8.3(a) in the definition thereof “50%” for “25%” and for “75%” in each place each such phrase appears) is publicly proposed or publicly disclosed prior to, and not publicly withdrawn, (B) this Agreement is terminated pursuant to Section 8.1(b)(iii) or Section 8.1(d)(i) and (C) concurrently with or within twelve (12) months after such termination, the Company shall have (1) consummated any Alternative Acquisition Proposal or (2) entered into a definitive agreement providing for (and later consummated) such Alternative Acquisition Proposal, then, in each case, the Company shall pay, by wire transfer of immediately available funds to an account designated in writing by Parent, a fee of $33,880,000 in cash (the “Company Termination Fee”); provided, however, that if this Agreement is terminated by the Company pursuant to Section 8.1(c)(iii) prior to 11:59 p.m. Pacific time on December 20, 2022 to enter into a definitive agreement with respect to a Superior Proposal received from an Excluded Party, then the “Company Termination Fee” shall be $10,160,000. The payment of any Company Termination Fee shall be made concurrently with (and as a condition to) such termination in the case of clause (i) above, within three (3) Business Days after such termination in the case of clause (ii) above, or within three (3) Business Days after the consummation of any such Alternative Acquisition Proposal in the case of clause (iii) above (it being understood and agreed that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion). On the payment by the Company of the Company Termination Fee as and when required by this Section 8.3(a), none of the Company, its Subsidiaries or their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates and Representatives shall have any further liability with respect to this Agreement or the transactions contemplated hereby to Parent, Merger Sub or their respective Affiliates or Representatives, except to the extent provided in Section 8.2.

(b)   Parent Termination Fee.   If (i) this Agreement is terminated by the Company pursuant to Section 8.1(c)(i) or Section 8.1(c)(ii), or (ii) this Agreement is terminated by Parent pursuant to Section 8.1(b)(i) and at such time the Company could have validly terminated this Agreement pursuant to Section 8.1(c)(i) or Section 8.1(c)(ii), then Parent shall pay, by wire transfer of immediately available funds to an account designated in writing by the Company, a fee of $67,760,000 in cash (the “Parent Termination Fee”). The payment of any Parent Termination Fee shall be made within three (3) Business Days of such termination (it being understood that in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion). On the payment by Parent of the Parent Termination Fee as and when required by this Section 8.3(b), none of Parent, Merger Sub or their respective former, current or future officers, directors, partners, stockholders, managers, members, Affiliates and Representatives shall have any further liability with respect to this Agreement or the transactions contemplated hereby to the Company or its Affiliates or Representatives.
(c)   Acknowledgements.   Each Party acknowledges that the agreements contained in this Section 8.3 are an integral part of this Agreement and that, without Section 8.3(a), Parent would not have entered into this Agreement and that, without Section 8.3(b), the Company would not have entered into this Agreement. Accordingly, if the Company or Parent fails to promptly pay any amount due pursuant to this Section 8.3, the Company or Parent, as applicable, shall pay to Parent or the Company, respectively, all reasonable and documented out-of-pocket fees, costs and expenses of enforcement (including attorneys’ fees as well as expenses incurred in connection with any action initiated seeking such payment), together with interest on the amount of the Company Termination Fee or the Parent Termination Fee, as applicable, at the prime lending rate as published in the Wall Street Journal, in effect on the date such payment is required to be made. The Parties further acknowledge that neither the Company Termination Fee nor the Parent Termination Fee shall constitute a penalty but is liquidated damages, in a reasonable amount that will compensate Parent or the Company, as applicable, in the circumstances in which the Company Termination Fee or the Parent Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. The Parties further acknowledge that the right to receive the Company Termination Fee or the Parent Termination Fee, as applicable, shall not limit or otherwise affect any such Party’s right to specific performance as provided in Section 9.5; provided that in no event shall either Party be entitled to receive both specific performance and payment of the Company Termination Fee or Parent Termination Fee, as applicable.
(d)   Notwithstanding anything to the contrary in this Agreement, but without limiting or affecting Parent’s rights to specific performance expressly set forth in Section 9.5, in any circumstance in which this Agreement is terminated and Parent is paid the Company Termination Fee from the Company pursuant to this Section 8.3, the Company Termination Fee and, if applicable, the costs and expenses of Parent pursuant to Section 8.3(c) shall, subject to Section 9.5, be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Parent Related Parties against the Company, its subsidiaries and any of their respective former, current or future general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, “Company Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any oral representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or in respect of representations made or alleged to be made in connection herewith, whether in equity or at law, in contract, in tort or otherwise, except that nothing shall relieve the Company of its obligations under Section 7.9. Notwithstanding the foregoing, this Section 8.3(d) will not relieve the Company from liability for fraud or willful and material breach of this Agreement; provided that under no circumstances will the collective monetary damages payable by the Company for breaches (including any willful and material breach) under this Agreement (taking into account the payment of the Company Termination Fee pursuant to this Agreement) exceed an amount equal to $33,880,000 in the aggregate for all such breaches (if any) (the “Company Liability Limitation”). In no event will any of the Parent Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Company Liability Limitation against any of the Company Related Parties, and in no event will Parent or Merger Sub be entitled to seek or obtain consequential, special, indirect or punitive damages in excess of the Company Liability Limitation against the Company Related Parties for, or with respect to, this Agreement or the Merger, the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure.
(e)   Notwithstanding anything to the contrary in this Agreement, but without limiting or affecting the Company’s rights to specific enforcement expressly set forth in Section 9.5, in any circumstance in which this Agreement is terminated and the Company is paid the Parent Termination Fee pursuant to this Section 8.3 and, if applicable, any costs and expenses of the Company pursuant to Section 8.3(c) (and the obligations of each Equity Investor under the Guarantee (in accordance with the terms and conditions thereof) with respect thereto), the termination of this Agreement pursuant to Section 8.1(c)(i) or Section 8.1(c)(ii) and receipt of payment of the Parent Termination Fee shall, subject to Section 9.5, be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) of the Company Related Parties against any of Parent, Merger Sub, the Equity Investors, or any of their respective former, current or future general or limited partners, stockholders, controlling Persons, direct or indirect equity holders, managers, members, directors, officers, employees, Affiliates, affiliated (or commonly advised) funds, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, direct or indirect equity holder, manager, member, director, officer, employee, Affiliate, affiliated (or commonly advised) fund, representative, agent, assignee or successor of any of the foregoing (collectively, excluding Parent and Merger Sub, the “Parent Related Parties”) or the lenders, agents, underwriters, commitment parties and arrangers of any Debt Financing (including pursuant to the Definitive Debt Agreements or any commitment letters, any fee letters or any engagement letters, credit agreements, loan agreements, joinders or indentures relating to any Debt Financing) or any Debt Financing Sources, together with their respective Affiliates, and their respective Affiliates’ officers, directors, employees, controlling persons, advisors, attorneys, agents and representatives and their successors and assigns, including any successors or assigns via joinder agreements or credit agreements related thereto (collectively, each, a “Lender Related Party” and, together, the “Lender Related Parties”) for any cost, expense, loss or damage suffered as a result of, or arising from or otherwise in connection with (i) this Agreement, the Definitive Debt Agreements, the Guarantee, the Equity Commitment Letters or any of the other agreements, instruments, and documents contemplated hereby or executed in connection herewith, the transactions contemplated hereby or thereby, (ii) the failure of the Merger or the other transactions contemplated by this Agreement to be consummated (including the funding of the Equity Financing), (iii) any breach (or threatened or alleged breach) of, or failure (or threatened or alleged failure) to perform under, this Agreement or any of the other documents delivered herewith or executed in connection herewith or otherwise or (iv) any oral representation made or alleged to have been made in connection herewith or therewith (collectively, the “Transaction Related Matters”); provided, however, that this Section 8.3(e) shall not relieve any Parent Related Party for any liability (A) for fraud or willful and material breach of this Agreement or (B) for any breach of the Confidentiality Agreement; provided, further, that under no circumstances will the collective monetary damages payable by Parent, Merger Sub or any of their Affiliates for breaches (including any willful and material breach) under this Agreement (taking into account the payment of the Parent Termination Fee pursuant to this Agreement), the Guarantee or the Equity Commitment Letter exceed an amount equal to $67,760,000 plus the reimbursement obligations set forth in Section 7.4(b) and any amounts due by Parent pursuant to Section 8.3(c) in the aggregate for all such breaches (the “Parent Liability Limitation”). In no event will any of the Company Related Parties seek or obtain, nor will they permit any of their Representatives or any other Person acting on their behalf to seek or obtain, nor will any Person be entitled to seek or obtain, any monetary recovery or award in excess of the Parent Liability Limitation against the Parent Related Parties, and in no event will the Company be entitled to seek or obtain consequential, special, indirect or punitive damages in excess of the Parent Liability Limitation against the Parent Related Parties for, or with respect to, this Agreement, the Equity Commitment Letters, the Guarantee or the transactions contemplated hereby and thereby (including, any breach by an Equity Investor, Parent or Merger Sub), the termination of this Agreement, the failure to consummate the Merger or any claims or actions under applicable Law arising out of any such breach, termination or failure; provided that the foregoing shall not preclude any liability of the Debt Financing

Sources to the Company, Parent or Merger Sub under the definitive agreements relating to the Debt Financing. Except as expressly provided in this Section 8.3(e), none of Parent, Merger Sub, the Parent Related Parties or the Lender Related Parties shall have any liability or obligation relating to or arising out of or in connection with any Transaction Related Matters, except that nothing shall relieve Parent of its obligations under Section 7.5, Section 7.10 and Section 7.4(b), and none of the Company, its Subsidiaries nor any other Company Related Party shall seek or be entitled to seek or recover any damages or seek or be entitled to any remedy, whether based on a claim at Law or in equity, in contract, tort or otherwise, with respect to any losses or damages suffered in connection with any Transaction Related Matters.
(f)   Except for (i) claims against any Equity Investor in accordance with and under the terms of the Guarantee, (ii) claims for specific performance of the Equity Commitment Letters to the extent provided therein, and (iii) claims against the parties to the Confidentiality Agreement for breaches thereof in accordance with the terms thereof (the foregoing (i), (ii) and (iii), “Permitted Claims”), this Agreement may only be enforced against, and all actions or claims (whether at law, in equity, in contract, in tort or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to any Transaction Related Matters may only be made against (and are those solely of) the entities that are expressly identified as Parties hereto, and, except for Permitted Claims, none of the Equity Investors or any other Parent Related Party shall have any liability for any obligations or liabilities of the Parties to this Agreement or for any claim against the Parties to this Agreement (whether in tort, contract or otherwise). In no event shall the Company or any of the Company Related Parties, and the Company agrees not to and to cause the Company Related Parties not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or make any claims in respect of any Transaction Related Matters against or seek to recover monetary damages from, any Parent Related Party (other than in respect of Permitted Claims).
ARTICLE 9
MISCELLANEOUS
Section 9.1   Non-Survival of Representations and Warranties.   None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the consummation of the Merger, except for covenants and agreements that contemplate performance after the Effective Time or otherwise expressly by their terms survive the Effective Time.
Section 9.2   Expenses.   Except as set forth in Section 7.4 or Section 8.3, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the Party incurring or required to incur such expenses, except that all filing fees paid by any Party in respect of any and all filings under the Antitrust and Foreign Investment Laws shall be borne by Parent; provided, however, that except as otherwise set forth in Section 2.3(b)(ii), Parent will pay or cause to be paid all transfer, documentary, sales, use, stamp, registration, real property transfer and other similar Taxes and fees imposed with respect to, or as a result of, entering into this Agreement and the consummation of the Merger, and such Taxes and fees expressly shall not be a liability of holders of Company Common Stock, or Company Equity Awards.
Section 9.3   Counterparts; Effectiveness.   This Agreement may be executed in counterparts (including by facsimile, by electronic mail in “portable document format” (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document), each of which shall be an original, with the same effect as if the signatures thereto and hereto were on the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by telecopy, facsimile, electronic mail or otherwise as authorized by the prior sentence) to the other Parties.
Section 9.4   Governing Law; Jurisdiction.   This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Merger, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In addition, each of the Parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement or the Merger, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it shall not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the Action in such court is brought in an inconvenient forum, (ii) the venue of such Action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each Party hereto irrevocably consents to service of process inside or outside the territorial jurisdiction of the courts referred to in this Section 9.4 in the manner provided for notices in Section 9.7. Nothing in this Agreement shall affect the right of any Party hereto to serve process in any other manner permitted by applicable Law.
Section 9.5   Specific Enforcement.
(a)   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, (i) the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to obtain (A) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (B) an injunction restraining such breach or threatened breach, and (ii) the provisions of Section 8.3 are not intended to and do not adequately compensate the Company, on the one hand, or Parent and Merger Sub, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Merger and without that right, neither the Company nor Parent would have entered into this Agreement.
(b)   Notwithstanding anything herein to the contrary, it is hereby acknowledged and agreed that the Company shall be entitled to specific performance to cause Parent to cause the Equity Financing to be funded under the Equity Commitment Letter and Parent’s and Merger Sub’s obligations to consummate the Merger if, but only if, (A) all of the conditions in Section 2.2(a) and Section 2.2(b) have been, and continue to be, satisfied or waived (other than those conditions that, by their nature, are to be satisfied at the Closing (but subject to such conditions being capable of being satisfied at the Closing)) at the time the Closing is required to occur pursuant to Section 2.1, (B) the Company has irrevocably confirmed in writing that, if specific performance is granted and the Equity Financing is funded, then the Closing will occur in accordance with Section 2.1 and (D) Parent and Merger Sub shall have failed to consummate the Merger by the time the Closing was required to have occurred pursuant to Section 2.1. In no event shall the Company be entitled to enforce specifically Parent’s obligation to cause the Equity Financing to be funded (or exercise its third party beneficiary rights under the Equity Commitment Letter) if the Debt Financing has not been funded (or will not be funded at the Closing if the Equity Financing is funded at the Closing). For the avoidance of doubt, in no event shall the Company be entitled to a remedy of specific performance or other equitable remedies against any Debt Financing Source. The election to pursue an injunction, specific performance or other equitable relief shall not restrict, impair or otherwise limit the Company from, in the alternative, seeking to terminate the Agreement and collect the Parent Termination Fee pursuant to Section 8.3(b); provided that in no event shall the Company be permitted to pursue an injunction, specific performance or other equitable relief or any other remedy under this Agreement or available at law or equity following the payment of the Parent Termination Fee in accordance with the terms of this Agreement.
(c)   Each Party further agrees that (i) it will not raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, on the one hand, or Parent and Merger Sub, on the other hand; and (B) the specific performance of the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of Parent and Merger Sub pursuant to this Agreement, and (ii) no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.5, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
Section 9.6   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 9.6.
Section 9.7   Notices.   Any notice required to be given hereunder shall be sufficient if in writing, and sent by emails by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:
To Parent or Merger Sub:
c/o Thoma Bravo, L.P.
600 Montgomery Street, 20th Floor
San Francisco, California 94111
Attention: A.J. Rohde; David Tse; Sam Todd
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
300 N LaSalle Street
Chicago, Illinois 60654
Attention: Theodore A. Peto, P.C.; Aisha P. Lavinier; Eric Y. Cohen
To the Company:
UserTesting, Inc.
144 Townsend Street
San Francisco, CA 94107
Attention: General Counsel
with a copy (which shall not constitute notice) to:
Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attention: Ran Ben-Tzur; David K. Michaels; Einat Meisel
or to such other address as a Party shall specify by written notice so given, and such notice shall be deemed to have been delivered (a) when sent by email (so long as no transmission error is received), (b) on proof of service when sent by reliable overnight delivery service, (c) on personal delivery in the case of hand delivery or (d) on receipt of the return receipt when sent by certified or registered mail. Any Party to this Agreement may notify any other Party of any changes to the address or any of the other details specified in this Section 9.7; provided that such notification shall only be effective on the date specified in such notice or two (2) Business Days after the notice is given, whichever is later. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.
Section 9.8   Assignment; Binding Effect.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Party or Parties; provided that Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement (a) from and after the Effective Time in connection with a merger or consolidation involving Parent or the Surviving Corporation or other disposition of all or substantially all of the assets of Parent or the Surviving Corporation; (b) to any of their respective Affiliates; or (c) to any Debt Financing Source or any other lender pursuant to the terms of the Debt Financing or any other debt financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing or other debt financing; provided that no such assignment pursuant to clause (b) or (c) shall relieve Parent or Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding on and shall inure to the benefit of the Parties hereto and their respective successors and assigns.
Section 9.9   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the sole extent of such invalidity or unenforceability without rendering invalid or unenforceable the remainder of such term or provision or the remaining terms and provisions of this Agreement in any jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.
Section 9.10   Confidentiality.   The Parties hereto hereby agree that the terms of the non-disclosure letter agreement, dated as of September 20, 2022, by and between the Company and Thoma Bravo, L.P. (the “Confidentiality Agreement”) shall remain in full force and effect.
Section 9.11   Entire Agreement.   This Agreement (including the exhibits and schedules hereto), the Equity Commitment Letter, the Guarantee and the Confidentiality Agreement constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties, or any of them, with respect to the subject matter hereof and thereof.
Section 9.12   No Third-Party Beneficiaries.   Except for the provisions of Article 1 and Article 2 (which, from and after the Effective Time, shall be for the benefit of holders of the Company Common Stock (including Company Equity Awards) as of immediately prior to the Effective Time solely with respect to their right to receive the Merger Consideration, Vested Company Option Consideration, Vested Company RSU Consideration, Vested Company RSA Consideration, Unvested Company Option Consideration, Unvested Company RSU Consideration and/or Unvested Company RSA Consideration, as applicable), Section 7.7 (which, from and after the Effective Time, shall be for the benefit of the Indemnified Parties), and the provisions of the last sentence of Section 7.4(b) (which shall be for the benefit of the express beneficiaries thereof), this Agreement is not intended to, and will not, confer upon any Person (other than the Persons expressly parties to this Agreement) any rights or remedies hereunder.
Section 9.13   Amendments; Waivers.   At any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and Merger Sub, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided that after receipt of the Company Stockholder Approval, if any such amendment or waiver shall by applicable Law or in accordance with the rules and regulations of NYSE require further approval of the stockholders of the Company or the sole stockholder of Merger Sub, as applicable, the effectiveness of such amendment or waiver shall be subject to the approval of the stockholders of the Company or the sole stockholder of Merger Sub, as applicable. The foregoing notwithstanding, no failure or delay by any Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.
Section 9.14   Headings.   Headings of the Articles and Sections of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever. The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.15   Debt Financing Provisions.   The Company, on behalf of itself, its Subsidiaries and each of its controlled Affiliates, hereby: (a) agrees that, subject to clause (c) any legal action, whether in law or in equity, whether in contract or in tort or otherwise, involving the Debt Financing Sources, arising out of or relating to, this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, shall be subject to the exclusive jurisdiction of any federal or state court in the Borough of Manhattan, New York, New York, and any appellate court thereof and each Party hereto irrevocably submits itself and its property with respect to any such legal action to the exclusive jurisdiction of such court, (b) agrees that any such legal action shall be governed by, construed and enforced in accordance with the laws of the State of New York (without giving effect to any conflicts of law principles that would result in the application of the laws of another state), except as otherwise provided in any agreement relating to the Debt Financing, (c) subject to the last sentence of this Section 9.15, waives any and all rights or claims against the Debt Financing Sources in connection with this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or equity, contract, tort or otherwise, and each such Person agrees not to commence (and if commenced agrees to dismiss or otherwise terminate) any proceeding or legal or equitable action against any Debt Financing Source in connection with this Agreement, the Debt Financing or any of the agreements entered into in connection with the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, (d) knowingly, intentionally and voluntarily waives to the fullest extent permitted by applicable law trial by jury in any such legal action brought against the Debt Financing Sources in any way arising out of or relating to, this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby, (e) agrees that none of the Debt Financing Sources shall have any liability to the Company, any of its Subsidiaries or any of their respective controlled Affiliates or representatives or any Company Related Party relating to or arising out of this Agreement, the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether in law or in equity, whether in contract or in tort or otherwise (subject to the last sentence of this Section 9.15), and (f) agrees that the Debt Financing Sources are express third-party beneficiaries of, and may rely upon and enforce, any of the provisions of Section 8.3(e), Section 9.5(b), Section 9.8 and this Section 9.15 and that Section 8.3(e), Section 9.5(b), Section 9.8 and this Section 9.15 (or any other provision of this Agreement the amendment, modification or alteration of which has the effect of modifying such provisions) may not be amended in a manner adversely affecting any Debt Financing Source without the written consent of such adversely affected Debt Financing Source. Notwithstanding the foregoing, nothing in this Section 9.15 shall in any way limit or modify the rights and obligations of Parent or Merger Sub under this Agreement or any Debt Financing Source’s obligations to Parent or Merger Sub under any Definitive Debt Agreement (it being understood that following consummation of the Merger, nothing in this Section 9.15 shall limit the rights of any of the parties to any Definitive Debt Agreement).
Section 9.16   Interpretation.   When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. “Ordinary course of business” shall be understood to include any action reasonably taken or not taken in response to exigent circumstances, including with respect to timing, frequency and magnitude. All references herein to “$” or “dollars” shall be to U.S. dollars. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any agreement defined or referred to herein or in any schedule that is referred to herein means such agreement as from time to time amended, modified or supplemented, including by waiver or consent, together with any addenda, schedules or exhibits to, any purchase orders or statements of work governed by, and any “terms of services” or similar conditions applicable to, such agreement. Any specific law defined or referred to herein or in any schedule that is referred to herein means such law as from time to time amended and to any rules or regulations promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, such references shall be deemed to refer to such law, as amended, and any rules or regulations promulgated thereunder, in each case, as of such date). Each of the Parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement. The words “made available to Parent” and words of similar import refer to documents (A) posted to the “Flash” virtual data room maintained by Merrill Datasite by or on behalf of the Company or (B) delivered in person or electronically to Parent, Merger Sub or their respective Representatives, in each case, on or before 5:00 p.m. (Pacific time) on the date of this Agreement.
Section 9.17   Obligations of Merger Sub.   Whenever this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Merger Sub to take such action. Within one (1) Business Day following the execution of this Agreement, Parent shall provide the Company with a true, accurate and complete copy of its written consent to adopt this Agreement (by consent in lieu of a stockholder meeting).
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
THUNDER HOLDINGS, LLC
By:	/s/ A.J. Rhode
Name:	A.J. Rhode
Title:	President
THUNDER MERGER SUB, INC.
By:	/s/ A.J. Rhode
Name:	A.J. Rhode
Title:	President
USERTESTING, INC.
By:	/s/ Andrew MacMillan
Name:	Andrew MacMillan
Title:	Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

ANNEX A
DEFINITIONS
For purposes of this Agreement, the following terms (as capitalized below) shall have the following meanings when used herein:
“Acceptable Confidentiality Agreement” means an agreement with the Company that is either (i) in effect as of the date hereof, or (ii) executed, delivered and effective after the date hereof, in either case containing provisions that require any counterparty thereto (and any of its Affiliates and representatives named therein) that receive non-public information of or with respect to the Company and/or its Subsidiaries to keep such information confidential; provided, however, that, with respect to such agreements executed and delivered following the execution and delivery of this Agreement, the provisions contained therein relating to the confidential treatment of information and the use thereof are not materially less restrictive in the aggregate to such counterparty (and any of its Affiliates and representatives named therein) than the terms of the Confidentiality Agreement (it being understood that such agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of any Alternative Acquisition Proposal) and that such agreement does not contain provisions which prohibit the Company from providing any information to Parent in accordance with Section 6.2(c) or that otherwise prohibits the Company from complying with the provisions of Section 6.2(c).
“Action” means a claim, action, suit, complaint, investigation, arbitration or proceeding, whether civil, criminal or administrative.
“Affiliated Group” means an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated, unitary or similar group under state, local or non-U.S. Tax Law).
“Affiliates” means, with respect to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.
“Alternative Acquisition Proposal” means any offer, proposal or indication of interest made by any Person or group of Persons (other than Parent or Merger Sub or their respective Affiliates) relating to or concerning (i) a merger, reorganization, share exchange, consolidation, tender offer, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company, in each case, as a result of which the stockholders of the Company immediately prior to such transaction would cease to own at least 75% of the total voting power of the Company or the surviving entity (or any direct or indirect parent company thereof), as applicable, immediately following such transaction, (ii) the direct or indirect acquisition by any Person of assets constituting or accounting for more than 25% of the consolidated assets, revenue or net income of the Company and its Subsidiaries, on a consolidated basis (including equity interests in any Subsidiaries), or (iii) the direct or indirect acquisition by any Person of more than 25% of the outstanding shares of Company Common Stock or securities representing more than 25% of the total voting power of the Company.
“Antitrust and Foreign Investment Laws” means the Sherman Antitrust Act of 1890, as amended, the Clayton Antitrust Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act of 1914, as amended, and all other applicable supranational, national, federal, state or foreign antitrust, competition or trade statutes, rules, regulation, Orders, decrees, administrative and judicial doctrines and other Laws, including foreign Laws, that are (i) designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition, or (ii) pertain to the regulation of foreign investments.
“Beneficial Ownership Certification” means a certification regarding the beneficial ownership required by 31 C.F.R. § 1010.230.
“Business Day” means any day other than a Saturday, Sunday or a day on which the banks in San Francisco, California are authorized by law or executive order to be closed.

“CARES Act” means (i) the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), and (ii) Division N — Additional Coronavirus Response and Relief of the Consolidated Appropriations Act, 2021 (H.R. 133), in each case, together with all rules and regulations and guidance issued by any Governmental Entity with respect thereto.
“Collective Bargaining Agreement” means any collective bargaining agreement or other Contract with a labor union, trade union works council or other labor organization.
“Company Benefit Plans” means all independent contractor, employee or director compensation and/or benefit plans, programs, policies, agreements or other arrangements, including any “employee welfare plan” within the meaning of Section 3(1) of ERISA (whether or not subject to ERISA), any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA), and any bonus, incentive, equity, or equity-based deferred compensation, vacation, stock purchase, stock option, severance, transition, employment, consulting, retention, change of control, tax gross-up or fringe benefit plan, program or agreement (other than any Multiemployer Plan, or any other plan or program required by statute that is maintained by a Governmental Entity to which the Company or any of its Affiliates contributes pursuant to applicable Law), in each case that are sponsored, maintained or contributed to by the Company or any of its Subsidiaries for the benefit of current or former employees or directors of the Company or its Subsidiaries, to which the Company or any of its Subsidiaries are party, or with respect to which the Company or any of its Subsidiaries has any Liability.
“Company Equity Awards” means, collectively, the Company Options, Company RSUs and Company RSAs.
“Company Equity Plans” means all incentive or benefit plans (including any related sub-plans, addenda and agreements entered into and awards issued under such plan) providing for the grant of any Company Option, Company RSU or Company RSAs.
“Company ESPP” means the Company’s 2021 Employee Stock Purchase Plan.
“Company Intellectual Property” means the Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Company IT Assets” means the computer systems, Software and Software platforms, hardware, electronic data processing and telecommunications networks, servers, routers, hubs, switches, circuits, networks, data communications lines and all other information technology infrastructure and equipment, including any outsourced systems and processes, in each case, that are used by or for, or otherwise relied on by, the Company or any of its Subsidiaries in connection with the operation of the business of the Company and its Subsidiaries.
“Company Material Adverse Effect” means an event, change, occurrence, effect or development that (A) individually or taken together with all other events, changes, occurrences, effects or developments that have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect would reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (B) would reasonably be expected to prevent, materially impair or materially delay the consummation by the Company of the Merger prior to the End Date, but, with respect to clause (A) only, shall not include events, changes, occurrences, effects or developments relating to or resulting from (a) changes in general economic or political conditions or the securities, equity, credit or financial markets in general, or changes in or affecting domestic or foreign interest or exchange rates, (b) any decline in the market price or trading volume of the Company Common Stock or the Company Preferred Stock or any change in the credit rating of the Company or any of its securities (provided that the facts and circumstances underlying any such decline or change may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof), (c) changes or developments in the industries in which the Company or its Subsidiaries operate, (d) (A) changes in Law or the interpretation or enforcement thereof or (B) any COVID-19 Measures, (e) the execution, delivery or performance of this Agreement or the public announcement or pendency or consummation of the Merger or other transactions contemplated hereby, including the impact thereof on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with employees, partnerships, customers or suppliers or Governmental Entities (provided that this clause (e) shall not apply to any representation or warranty set forth in Section 3.4(b)), (f) the identity of Parent or any of its Affiliates as the acquiror of the Company, (g) compliance with the terms of, or the taking or omission of any action expressly required by, this Agreement or consented to or requested by Parent or any of its Representatives (provided that this clause (g) shall not apply to any representation or warranty set forth in Section 3.4(b) or compliance of the covenants set forth in Section 5.1), (h) any act of civil unrest, civil disobedience, war, terrorism, cyberterrorism, military activity, sabotage or cybercrime, including an outbreak or escalation of hostilities involving the United States or any other Governmental Entity or the declaration by the United States or any other Governmental Entity of a national emergency or war, or any worsening or escalation of any such conditions threatened or existing on the date of this Agreement, (i) any hurricane, tornado, flood, earthquake, natural disasters, acts of God or other comparable events, (j) any pandemic, epidemic or disease outbreak (including COVID-19) or other comparable events, (k) changes in generally accepted accounting principles or the interpretation or enforcement thereof, (l) any Stockholder Litigation relating to or resulting from this Agreement or the transactions contemplated hereby, (m) any failure to meet internal or published projections, forecasts, guidance or revenue or earning predictions (provided that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof), (n) any matter set forth in the Company Disclosure Schedules or (o) the availability of equity, debt or other financing to Parent or Merger Sub (provided that the facts and circumstances underlying any such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred to the extent not otherwise excluded by the definition thereof); except, with respect to the foregoing clauses (a), (c), (d), (h), (i), (j) and (k) (other than, in the case of clauses (d) or (j) any impact with respect to COVID-19 or the COVID-19 Measures or any escalation or worsening thereof (including any subsequent waves)), if the impact thereof is materially and disproportionately adverse to the Company and its Subsidiaries, taken as a whole, relative to the operations of other participants operating in the industries in which the Company and its Subsidiaries operate, the incremental material and disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect.
“Company Options” shall mean each compensatory option to purchase shares of Company Common Stock.
“Company Products” means all of the existing hardware and Software products, including software-as-a-service products sold, licensed, maintained, distributed, or provided by the Company or any of its Subsidiaries or from which the Company and its Subsidiaries are deriving revenue from the sale, license, maintenance, distribution or provision thereof.
“Company RSA” shall mean each restricted stock award granted pursuant to a Company Equity Plan or otherwise that vests solely on the basis of time and pursuant to which the holder has a right to receive shares of Company Common Stock following the vesting or lapse of restrictions applicable to such restricted stock award.
“Company RSU” shall mean each restricted stock unit granted pursuant to a Company Equity Plan or otherwise that vests solely on the basis of time and pursuant to which the holder has a right to receive shares of Company Common Stock or cash following the vesting or lapse of restrictions applicable to such restricted stock unit.
“Company Securities” means, collectively, the Company Voting Stock and Company Equity Awards.
“Company Voting Stock” means, collectively, the Company Common Stock and the Company Preferred Stock.
“Contract” means any legally binding, contract, note, bond, mortgage, indenture, deed of trust, lease, license, commitment, agreement or other obligation.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, decree, judgment, injunction or other Order, directive, guidelines or recommendations by any Governmental Entity or industry group in connection with or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).
“Debt Financing Sources” means the financial institutions, agents, arrangers, institutional investors and lenders that at any time have committed to provide or arrange or otherwise enter into agreements in connection with the Debt Financing, including the parties to any debt commitment letter or any joinder agreements, credit agreements or the other definitive documentations relating thereto entered into in connection therewith, together with their respective Affiliates and their respective Affiliates’ officers, directors, general or limited partners, shareholders, members, employees, controlling persons, agents and representatives and their respective permitted successors and assigns.
“Environmental Law” means any Law relating to (a) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or (b) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release, discharge or disposal of Hazardous Substances, in each case as in effect at or prior to the date of this Agreement.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means each Person treated at any relevant time as a single employer with the Company or any of its Subsidiaries pursuant to Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code.
“Exchange Act” means the Securities Exchange Act of 1934.
“Excluded Party” means any Person (i) from whom the Company receives a written Alternative Acquisition Proposal prior to the No-Shop Period Start Date and (ii) whose Alternative Acquisition Proposal the Company Board determines in good faith prior to the start of the No-Shop Period Start Date, after consultation with its outside financial advisor and legal counsel, either to be a Superior Proposal or an Alternative Acquisition Proposal that could reasonably be expected to lead to a Superior Proposal; provided, however, that a Person shall immediately cease to be an Excluded Party (and the provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) if (1) such Alternative Acquisition Proposal is withdrawn by such Person or (2) such Alternative Acquisition Proposal, in the good faith determination of the Company Board, after consultation with its outside financial advisor and legal counsel, no longer is or could no longer be reasonably expected to lead to a Superior Proposal.
“Existing Credit Agreement” means that certain Loan and Security Agreement, dated as of January 12, 2018, by and between the Company and Western Alliance Bank, as amended pursuant to that certain First Loan and Security Modification Agreement, dated as of June 13, 2019, that certain Second Loan and Security Modification Agreement, dated as of March 18, 2020, that certain Third Loan and Security Modification Agreement, dated as of September 10, 2020, that certain Fourth Loan and Security Modification Agreement, dated as of January 21, 2021, and that certain Fifth Loan and Security Modification Agreement, dated as of June 18, 2021, and as further amended or supplemented from time to time.
“Families First Act” means the Families First Coronavirus Response Act, as signed into law by the President of the United States on March 18, 2020.
“GAAP” means United States generally accepted accounting principles consistently applied.
“Government Official” means any officer or employee of a Governmental Entity or any department, agency or instrumentality thereof, including state-owned entities, or of a public organization or any person acting in an official capacity for or on behalf of any such government, department, agency or instrumentality or on behalf of any such public organization;
“Hazardous Substance” means any substance presently listed, defined, regulated, designated or classified as hazardous, toxic, radioactive or dangerous (or words of similar meaning and regulatory effect) under any Environmental Law, including any substance to which exposure is regulated by any Governmental

Entity or any Environmental Law, including any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.
“HSR Affiliate” means any Person, trust, affiliated investment fund or other pooled investment or co-investment vehicle that is controlled or otherwise managed by or in conjunction with, or is under common control with, the Equity Investor or any of their Affiliates, and any portfolio company or similar asset in which the Equity Investor or any of the Affiliates has a greater than five percent investment.
“Intellectual Property” means the following existing anywhere in the world: (a) patents and patent applications, including continuations, divisionals, continuations-in-part, reissues or reexaminations and patents issuing thereon (collectively, “Patents”); (b) trademarks, service marks, trade dress, logos, slogans, corporate names, trade names, Internet domain names, and other indicia of origin, and all applications and registrations therefor (this clause (b), collectively, “Marks”); (c) works of authorship, copyrights and any other equivalent rights in works of authorship (including rights in Software as a work of authorship) and any other related rights of authors (this clause (c), collectively, “Copyrights”); (d) trade secrets and industrial secret rights, inventions (whether or not patentable), know-how, ideas, methods, techniques, specifications, designs, algorithms, source code, data, confidential or proprietary business or technical information, including any of the foregoing that derives independent economic value from not being known to other persons (clause (d), collectively, “Trade Secrets”), (e) social media accounts, and (f) any other intellectual property rights, in each case together with all goodwill associated therewith and in each case whether registered or unregistered and including all applications and rights to apply for and be granted, renewals or extensions of, and rights to claim priority from, such rights, and all rights or forms of protection having equivalent or similar effect anywhere in the world.
“Intervening Event” means any event, change, occurrence or development that is unknown and not reasonably foreseeable to the Company Board as of the date of this Agreement, or if known or reasonably foreseeable to the Company Board as of the date of this Agreement, the material consequences of which were not known or reasonably foreseeable to the Company Board as of the date of this Agreement; provided that (a) the receipt, existence or terms of an Alternative Acquisition Proposal or Superior Proposal, or (b) the mere fact, in and of itself, that the Company meets or exceeds any internal or published projections, forecasts, estimates or predictions of revenue, earnings or other financial or operating metrics for any period ending on or after the date hereof, or changes after the date hereof in the market price or trading volume of the Company Common Stock or the credit rating of the Company (it being understood that the underlying cause of any of the foregoing in this clause (b) may be considered and taken into account), in each case, shall not be deemed to be an Intervening Event hereunder.
“Knowledge” means (a) with respect to Parent, the actual knowledge of the individuals listed on Section A-I(a) Knowledge of the Parent Disclosure Schedules and (b) with respect to the Company, the actual knowledge of the individuals listed on Section A-I(b) Knowledge of the Company Disclosure Schedules.
“Law” means any federal, state, local, or municipal statute, law, ordinance, regulation, rule, code, judicial or administrative order, or principle of common law enacted, promulgated, issued, enforced or entered by any Governmental Entity.
“Lease” means all leases, subleases, or licenses applicable to the Leased Real Property, and any ancillary documents pertaining thereto, including amendments, modifications, supplements, exhibits, schedules, addenda and restatements thereto and thereof.
“Liability” or “Liabilities” means all debts, liabilities, guarantees, assurances, commitments and obligations of any kind, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including whether arising out of any Contract or tort based on negligence or strict liability).
“Lien” means a lien, mortgage, pledge, security interest, charge or other encumbrance of any kind or nature whatsoever, but excluding any restrictions or limitations under any securities Laws.

“Malicious Code” means any (i) “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “ransomware,” or “worm” (as such terms are commonly understood in the software industry), or (ii) other code designed or intended to have any of the following functions: (a) disrupting, disabling, harming, interfering with or otherwise impeding in any manner the operation of, or providing unauthorized access to, a Company IT Asset on which such code is stored or installed; or (b) damaging or destroying any data or file without the user’s consent.
“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.
“NYSE” means the New York Stock Exchange.
“Open Source License” means the GNU General Public License, the Affero General Public License, the GNU Lesser General Public License, the Eclipse Public License, the Common Public License, the Mozilla Public License, any other license identified as an open source license by the Open Source Initiative (www.opensource.org), or any substantially similar license or another “free software” license or “open source software” license.
“Open Source Software” means any Software licensed under an Open Source License.
“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Entity.
“Payroll Tax Executive Order” means any U.S. presidential memorandum, executive order or similar pronouncement permitting or requiring the deferral of any payroll Taxes (including those imposed by Section 3101(a) and 3201 of the Code).
“Permitted Lien” means (a) any Lien for Taxes or governmental assessments, charges or claims either (i) not yet delinquent or (ii) that are being contested in good faith and by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP, (b) any Lien that is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar lien arising in the ordinary course of business or that are not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (c) any Lien that is an entitlement, permit, license, utility easement or right of way, or zoning, building or other land use or environmental regulation imposed or promulgated by any Governmental Entity having jurisdiction over any of the Leased Real Property, (d) any Lien that is disclosed on the most recent consolidated balance sheet of the Company or notes thereto (or securing liabilities reflected on such balance sheet), (e) any Lien that secures indebtedness (i) in existence on the date of this Agreement and set forth on Schedule 10.1(a) or (ii) not prohibited by Section 5.1(b)(ix), (f) any Lien that is a statutory or common law Lien to secure landlords, lessors or renters under leases or rental agreements, including any purchase money Lien or other Lien securing rental payments under capital lease arrangements, (g) any Lien that is imposed on the underlying fee interest in real property subject to a Lease, (h) any Lien that was incurred in the ordinary course of business since the date of the most recent consolidated balance sheet of the Company, (i) any Lien that will be released at or prior to the Closing, (j) any Lien that is an easement, declaration, covenant, condition, reservation, right-of-way, restriction, encroachment, servitude, permits and oil, gas, mineral and any mining reservations, rights, licenses and leases and other charge, instrument or encumbrance with respect to real estate or the underlying fee interest of any Leased Real Property, (k) rights of parties in possession of real property without options to purchase or rights of first refusal that do not materially impair the occupancy or use of such real property for the purposes for which it is used as of the date hereof, (l) any Lien arising in the ordinary course of business under worker’s compensation, unemployment insurance, social security, retirement and similar legislation, (m) any condition that would be disclosed by a current, accurate survey or physical inspection of the assets to which such condition relates, (n) any matters that would be disclosed on a title report or title insurance policy to the extent such matters do not materially impair the occupancy or use of such Leased Real Property for the purposes for which it is used as of the date hereof, (o) statutory or contractual Liens in favor of lessors arising in connection with any Lease, (p) any Lien created under federal, state or foreign securities Laws, (q) any Lien that is deemed to be created by this Agreement or any other document executed in connection herewith, (r) non-exclusive licenses of Intellectual Property, or (s) any other Lien that does not materially impair the existing use of the assets or property of the Company or any of its Subsidiaries affected by such Lien. Except for clauses (e) and (r), no other clause set forth in the foregoing shall apply to Intellectual Property.
“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity, and any permitted successors and assigns of such person.
“Personal Data” shall mean data or information that (i) identifies a particular individual or (ii) is defined as “personal data,” “personal information,” or “personally identifiable information” or a similar term under applicable Law.
“Privacy Obligations” means, to the extent applicable to the Company or its Subsidiaries, all (a) applicable Law (including, to the extent applicable, the General Data Protection Regulation (EU) 2016/679 and the California Consumer Privacy Act), (b) written policies of the Company or its Subsidiaries, or (c) contractual requirements or obligations, that in each case: (x) pertains to privacy or restrictions or obligations related to the Processing of Personal Data (including any security breach notification requirements) by the Company or its Subsidiaries.
“Process” and its cognates shall have the meaning set forth in the General Data Protection Regulation (EU) 2016/679.
“Required Financial Information” means the historical financial statements and historical financial data regarding the Company and its Subsidiaries to the extent required by the Definitive Debt Agreements and such other financial data and financial information and operating data regarding the Company and its Subsidiaries (including information regarding the business, operations and financial projections thereof) as may be reasonably requested by Parent.
“Required Pro Forma Financial Information” means the pro forma financial statements and data regarding the Company and its Subsidiaries to the extent required by the Definitive Debt Agreements.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Security Incident” means incidents of security breaches or intrusions, denial of service, or unauthorized entry, Processing, or destruction of, any information or data stored on Company IT Assets, Personal Data (including sensitive Personal Data, or Trade Secrets), or any loss, distribution, compromise or unauthorized disclosure of any of the foregoing.
“Software” means software and computer programs, whether in source code or object code form, and including (a) software implementations of algorithms, models, and methodologies, firmware, and application programming interfaces, and (b) documentation, including user documentation, user manuals and training materials, files, and records relating to any of the foregoing.
“Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock of, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation, limited liability company, partnership or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner of such partnership.
“Superior Proposal” means a written Alternative Acquisition Proposal substituting in the definition thereof “80%” for “25%” and for “75%” in each place each such phrase appears, that (i) was not solicited in violation of Section 6.2(b) and (ii) the Company Board determines in good faith, after consultation with the Company’s outside legal and financial advisors, and considering such factors as the Company Board considers to be appropriate (including (a) all legal, regulatory and financial aspects of the proposal (including certainty of closing) and the identity of the Person making the Alternative Acquisition Proposal and (b) any revisions to this Agreement made or proposed in writing by Parent prior to the time of such determination in accordance with Section 7.3(d)), to be more favorable to the Company and its stockholders than the transactions contemplated by this Agreement.
“Tax” or “Taxes” means any and all federal, state, local and non-U.S. taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including income, capital gains, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, unemployment, social security, workers’ compensation, net worth, excise, withholding, estimated ad valorem, value added and goods and services taxes, however denominated, whether disputed or not.
“Tax Return” means any return, report, form, or similar filing made or required to be made with respect to Taxes, including any information return, claim for refund, amended return or declaration of estimated Taxes.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar Laws.
“willful and material breach” means a material breach that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a breach of this Agreement.
The following capitalized terms shall have the respective meanings ascribed thereto in the sections of the Agreement noted below opposite each such capitalized term.
Term	Section
ACCC	7.2(a)
Agreement	Preamble
Anti-Corruption Laws	3.9(d)
Book-Entry Shares	1.4(b)
Cancelled Shares	1.4(c)
Certificate	1.4(b)
Certificate of Merger	1.2
Change of Recommendation	7.3(d)
Clearance Date	7.3(a)
Closing	2.1
Closing Date	2.1
CMA	7.2(a)
Code	2.5
Company	Preamble
Company Approvals	3.4(a)
Company Balance Sheet	3.7
Company Balance Sheet Date	3.7
Company Board	Recitals
Company Common Stock	1.4(b)
Company Disclosure Schedules	Article 3
Company Employees	7.7(c)
Company Liability Limitation	8.3(d)
Company Material Contract	3.18(a)(xiv)

Term	Section
Company Permits	3.9(b)
Company Preferred Stock	3.2(a)
Company Recommendation	3.3(a)
Company Registered Intellectual Property	3.15(a)
Company Related Parties	8.3(d)
Company SEC Documents	3.5(a)
Company Severance Plans	7.7(c)
Company Stockholder Approval	3.3(b)
Company Stockholder Meeting	7.3(b)
Company Termination Fee	8.3(a)
Confidentiality Agreement	9.10
Consents	7.1
Continuation Period	7.7(c)
Debt Financing	4.4(a)
Definitive Agreements	7.4(a)
DGCL	Recitals
Dissenting Shares	1.4(d)
Effective Time	1.2
End Date	8.1(b)(i)
Enforceability Exceptions	3.3(d)
Equity Commitment Letter	4.4(b)
Equity Financing	4.4(b)
Equity Investor	4.4(b)
Ex-Im Laws	3.9(g)(i)
Fair Value	4.13(d)
Financing Amounts	4.4(e)
Foreign Plan	3.11(c)
Go-Shop Period	6.1
Governmental Entity	3.4(a)
Guarantee	4.5
HSR Act	3.4(a)
Indemnified Party	7.8(b)
Leased Real Property	3.14
Lender Related Party	8.3(e)
Material Customers	3.18(a)(xii)
Material Vendors	3.18(a)(xii)
Merger	Recitals
Merger Consideration	1.4(b)
Merger Sub	Preamble
New Plans	7.7(d)
No-Shop Period Start Date	6.1
OFAC	3.9(g)(iv)
Old Plans	7.7(d)

Term	Section
Parent	Preamble
Parent Approvals	4.3(a)
Parent Disclosure Schedules	Article 4
Parent Liability Limitation	8.3(e)
Parent Material Adverse Effect	4.1
Parent Related Parties	8.3(e)
Parent Termination Fee	8.3(b)
Parties	Preamble
Party	Preamble
Paying Agent	2.3(a)(i)
Payment Fund	2.3(a)(i)
Permits	3.9(b)
Permitted Claims	8.3(f)
Proceeding	7.8(b)
Proxy Statement	3.4(a)
Representatives	7.6
Restricted Person	3.9(g)(ii)
Sanctioned Country	3.9(g)(iii)
Sanctioned Person	3.9(g)(iv)
Sanctions Laws	3.9(g)(v)
Specified Acquisition	5.2
Stockholder Litigation	7.16
Surviving Corporation	1.1
Termination Date	5.1(a)
Trade Control Laws	3.9(e)
Transaction Related Matters	8.3(e)
Unvested Company Option	1.5(a)(ii)
Unvested Company Option Consideration	1.5(a)(ii)
Unvested Company RSA	1.5(c)(ii)
Unvested Company RSA Consideration	1.5(c)(ii)
Unvested Company RSU	1.5(b)(ii)
Unvested Company RSU Consideration	1.5(b)(ii)
Vested Company Option	1.5(a)(i)
Vested Company Option Consideration	1.5(a)(i)
Vested Company RSA	1.5(c)(i)
Vested Company RSA Consideration	1.5(c)(i)
Vested Company RSU	1.5(b)(i)
Vested Company RSU Consideration	1.5(b)(i)

Annex B
October 26, 2022
Board of Directors
UserTesting, Inc.
144 Townsend St.
San Francisco, CA 94107
Members of the Board:
We understand that UserTesting, Inc. (the “Company”), Thunder Holdings, LLC (“Parent”) and Thunder Merger Sub, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated October 26, 2022 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Sub with and into the Company. Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”), other than shares of Company Common Stock that are, as of immediately prior to the effective time of the Merger, (i) directly owned by the Company (as treasury stock or otherwise), (ii) directly owned by Parent or Merger Sub or (iii) held by holders of such shares who have not voted in favor of the adoption of the Merger Agreement nor consented thereto in writing and who have properly exercised and validly perfected appraisal rights with respect of such shares in accordance with, and who have complied with, Section 262 of the General Corporation Law of the State of Delaware (clauses (i), (ii) and (iii), collectively, the “Excluded Shares”), will be converted automatically into the right to receive $7.50 per share in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Consideration to be received by the holders of shares of the Company Common Stock (other than holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company and certain extrapolations prepared with guidance from the management of the Company (which were reviewed and approved by you for our use) (collectively, the “Financial Projections”);

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Company Common Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company Common Stock with that of certain other publicly-traded companies comparable with the Company, and their securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Participated in certain discussions and negotiations among representatives of the Company, Parent and their legal advisors;

9)
Reviewed the Merger Agreement, the draft equity commitment letters from (i) Thoma Bravo Discover Fund III, L.P. and Thoma Bravo Discover Fund IV, L.P. and (ii) Sunstone Partners II, LP, Sunstone Partners II-A, LP, Sunstone Partners Executive Fund II, LP, Sunstone Partners III-Main, LP and Sunstone Partners III-A, LP to Parent, in each case substantially in the form of the drafts dated October 26, 2022 (collectively, the “Commitment Letters”), guarantees made by (i) Thoma Bravo Discover Fund III, L.P. and Thoma Bravo Discover Fund IV, L.P. and (ii) Sunstone Partners II, LP, Sunstone Partners II-A, LP, Sunstone Partners Executive Fund II, LP, Sunstone Partners III-Main, LP and Sunstone Partners III-A, LP, and certain related documents; and

10)
Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the Financial Projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company regarding the future financial performance of the Company. We express no view as to such Financial Projections or the assumptions on which they were based. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the Commitment Letters and that the definitive Merger Agreement and Commitment Letters will not differ in any material respect from the drafts thereof furnished to us. Morgan Stanley has assumed that, in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Our opinion does not address the relative merits of the Merger as compared to any alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Consideration to be received by the holders of shares of the Company Common Stock (other than holders of the Excluded Shares) in the Merger. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Merger and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In the two years prior to the date hereof, we have provided financing services to the Company and financial advisory and financing services to Thoma Bravo L.P. (“Thoma Bravo”) (which we understand is the ultimate controlling equity owner of Parent) and certain of its majority-controlled affiliates and portfolio companies (collectively, the “Thoma Bravo Related Entities”), and, in each case, have received fees in connection with such services. In addition, as of the date hereof, Morgan Stanley or an affiliate thereof is a lender to certain Thoma Bravo Related Entities, and acts as administrative agent with respect to the credit facilities of certain of such Thoma Bravo Related Entities. Morgan Stanley may also seek to provide financial advisory and financing services to the Company, Parent, Thoma Bravo, the Thoma Bravo Related Entities and their respective affiliates in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan

Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for its own account or the accounts of its customers, in debt or equity securities or loans of Thoma Bravo, the Thoma Bravo Related Entities, Parent, the Company and their respective affiliates, or any other company, or any currency or commodity, that may be involved in the Merger, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with the Merger, may have committed and may commit in the future to invest in private equity funds managed by Thoma Bravo or the Thoma Bravo Related Entities or in affiliates of Morgan Stanley that may hold direct equity and/or partnership interests in private equity funds managed by Thoma Bravo or the Thoma Bravo Related Entities.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the stockholders of the Company should vote at the stockholders’ meeting to be held in connection with the Merger.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Consideration to be received by the holders of shares of the Company Common Stock (other than holders of the Excluded Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
Very truly yours,
MORGAN STANLEY & CO. LLC
By:	/s/ Taylor Henricks Taylor Henricks Managing Director

Annex C
DGCL — Section 262
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, or conversion, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation or conversion nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent or converting corporation in a merger, consolidation or conversion to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title (other than, in each case and solely with respect to a domesticated corporation, a merger, consolidation or conversion authorized pursuant to and in accordance with the provisions of § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for conversion (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent or converting corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264 or § 266 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity if such entity is a corporation as a result of the conversion, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation or conversion will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation or conversion for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation or conversion, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation or conversion shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation or conversion, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation or conversion, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation or conversion was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent or converting corporation before the effective date of the merger, consolidation or conversion, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent or converting corporation who is entitled to appraisal rights of the approval of the merger, consolidation or conversion and that appraisal rights are available for any or all shares of such class or series of stock of such constituent or converting corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation or conversion, shall, also notify such stockholders of the effective date of the merger, consolidation or conversion. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation or conversion, either (i) each such constituent corporation or the converting corporation shall send a second notice before the effective date of the merger, consolidation or conversion notifying each of the holders of any class or series of stock of such constituent or converting corporation that are entitled to appraisal rights of the effective date of the merger, consolidation or conversion or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation or conversion, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation or conversion and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation or conversion, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation or conversion, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion. Within 120 days after the effective date of the merger, consolidation or conversion, any person who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation or conversion (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity, and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation or conversion the shares of the class or series of stock of the constituent or converting corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation or conversion for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation or conversion, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation or conversion through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.

(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   From and after the effective date of the merger, consolidation or conversion, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation or conversion); provided, however, that if no petition for an appraisal is filed within the time provided in subsection (e) of this section, or if a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation or conversion within 60 days after the effective date of the merger, consolidation or conversion, as set forth in subsection (e) of this section.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

USERTESTING, INC.144 TOWNSEND STREETSAN FRANCISCO, CA 94107VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on January 9, 2023. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/USER2023SMYou may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on January 9, 2023. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D93670-S56621 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY
CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY USERTESTING, INC.The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of October 26, 2022 (the "Merger Agreement"), by and among UserTesting, Inc., a Delawarecorporation (the "Company"), Thunder Holdings, LLC, a Delaware limited liability company ("Parent"), and Thunder Merger Sub, Inc., a Delawarecorporation and wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company (the "Merger"),with the Company to survive the Merger as a wholly owned subsidiary of Parent.2. To approve any proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there areinsufficient votes to adopt the Merger Agreement at the time of the Special Meeting. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer. ignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com. D93671-S56621 USERTESTING, INC.Special Meeting of StockholdersJanuary 10, 2023 10:00 a.m. Pacific TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Andy MacMillan (President and Chief Executive Officer) and Mona Sabet (Chief CorporateStrategy Officer and Corporate Secretary), and each of them, as the true and lawful attorneys of the undersigned,with full power of substitution and revocation, and authorizes each of them, to vote all the shares of capital stock ofUserTesting, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Pacific Time onJanuary 10, 2023, virtually at www.virtualshareholdermeeting.com/USER2023SM, and any adjournment thereof upon the mattersspecified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferringauthority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before themeeting and revoking any proxy heretofore given.WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS
DIRECTED OR, IF NODIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2.You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box ifyou wish to vote in accordance with the Board of Directors' recommendation. The named proxies cannot vote your shares unlessyou sign (on the reverse side) and return this card.Continued and to be signed on reverse side